SHAREHOLDER LETTER



Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 2001 -- a period of rapid economic deterioration and falling stock markets. Yet, at period-end, there were some preliminary indications that the economy could improve in 2002, while stock markets staged an impressive comeback from the lows reached in mid-September.

A BEAR OF A TIME

The six months under review saw further U.S. economic weakness, as gross domestic product (GDP), the widest gauge of the country's economic health, reported a small, 0.3% annualized increase in the second quarter of 2001. The third quarter of the year actually saw GDP shrink at a 1.1% annualized rate, as the deepening economic problems were exacerbated by the September terrorist attacks. The feeble economy hurt corporate profits and forced many companies to cut expenses, including laying off employees. As a result, unemployment rose to 5.4% by October 31, 2001, a level not seen since December 1996.

Finding it difficult to fight such strong headwinds, the equity markets slid downward for most of the period, before plunging after the September 11 tragedies. However, when things looked the bleakest in late September, the markets found their footing and rebounded strongly through the end of the

CONTENTS

Shareholder Letter ........................................................    1

Special Feature: Staying the Course Can Be Rewarding ......................    5

Fund Reports

  Franklin Aggressive Growth Fund .........................................    9

  Franklin California Growth Fund .........................................   14

  Franklin Large Cap Growth Fund ..........................................   22

  Franklin Small Cap Growth Fund II .......................................   30

  Franklin Small-Mid Cap Growth Fund ......................................   36

  Financial Highlights & Statements of Investments ........................   42


Financial Statements ......................................................   83

Notes to Financial Statements .............................................   92



FUND CATEGORY
[PYRAMID GRAPHIC]

"Despite the gloomy picture during the period, the coming months could offer better news for the economy."



period. From their nadir, the Standard & Poor's 500 Composite Index (S&P 500(R)) and Nasdaq Composite Index rallied 9.88% and 18.80%.(1) Nevertheless, for the six-month period both indexes fell, posting returns of -14.60% and -19.43%.

WHAT LIES AHEAD?

Despite the gloomy picture during the period, the coming months could offer better news for the economy. Both the Federal Reserve Board (the Fed) and the federal government are supplying substantial amounts of liquidity, the fuel that powers the economy and stock markets. The Fed began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate to 2.5% by period-end, a 39-year low, with strong expectations for further easings. The Fed complemented this with considerable increases in the money supply, meant to encourage bank lending. On top of this, the federal government is developing its own stimulus package aimed at spurring business investment and bolstering consumer confidence.

Already, there is evidence that lower rates have had a positive effect on the economy. Interest-sensitive sectors, such as autos and housing, fared well. Housing starts in September rose 4% over September 2000 levels. The low rates have also enticed many homeowners to refinance their mortgages. The money saved on mortgages can potentially be used for other consumption and investment. Auto sales likewise reached record highs in October, buoyed by low-to-zero interest loans on new vehicles.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

Corporate earnings were poor during the six months under review; thus, second quarter 2001 profits fell 17% and third quarter's profits are expected to plummet more than 21%. However, most stock prices fell only slightly or even rose on this news in October, signaling that the substantial corrections the majority of stocks underwent brought prices to a level where investors were more comfortable buying. Notably, a number of technology companies began to meet or slightly beat earnings estimates in the third quarter of 2001, indicating that expectations have come down far enough for companies to at least match them. Additionally, bond and money market yields were so low at period-end that stocks, with their potential upside, looked more appealing.

While fluctuations such as these can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to exercise patience, consult with your investment professional, and focus on your long-term objectives rather than on short-term market cycles.

One way to help minimize the impact of market volatility on your portfolio is to diversify your investments. Each of the Funds included in this report offers individual investors a level of diversification that would be almost impossible to achieve on their own. Although each Fund has a distinct investment goal, all of

Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

SPECIAL FEATURE:
STAYING THE COURSE CAN BE REWARDING

                                                          [Special FEATURE LOGO]


4th Quarter 2001

The events of the past year, culminating in the terrorist attacks on our nation, have further weakened an already slowing economy. The continued volatility in the financial markets makes this a challenging time for all investors.

Many shareholders have questions about the economy and their investments, and we'd like to take a moment to offer our perspective.


THE CURRENT ECONOMIC CLIMATE.
Here's where things stand: A slowing U.S. economy has combined with declining corporate earnings to drive down stock prices--particularly in the technology sector. Since the terrorist attacks on September 11, a lack of consumer confidence has had a negative effect on many industries, which has also contributed to the economic slowdown. Despite the Federal Reserve's 11 interest rate cuts this year, major stock indexes have continued to be weak.

At this time, speculation about whether the market will drop further or when it might begin to recover is just that: pure speculation.




              -----------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
              -----------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

THE MARKET WILL RECOVER. IT ALWAYS HAS.
Market volatility is not unusual. It is the nature of financial markets to move up and down over the short term. Market indexes and stock prices fluctuate constantly, year after year, all around the world. That's why it's important to maintain a regular investment plan. Investors can take advantage of market downturns when prices are low and can benefit when the market rallies as prices go up.

Historically, the U.S. stock markets have offered investors strong returns over the long term. That's not to say that there haven't been some dramatic downturns. But the good news is that they have always proved to be temporary. Now may be a good time to review your portfolio and investment objectives with a financial professional.


DOW JONES INDUSTRIAL AVERAGE(TM)
PRICE RETURN FOR A $10,000 INVESTMENT(1)
(11/1/39-10/31/01)

FRANKLIN STRATEGIC SERIES
     Franklin California Growth Fund
     Franklin Small-Mid Cap Growth (Formerly Franklin Small Cap Growth Fund I) Franklin Small Cap II
     Franklin Large Cap Growth
     Franklin Aggressive Growth
Semiannual Report
October 31, 2001

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line chart illustrates the price return of the Dow Jones Industrial Average based on a $10,000 investment from 11/1/39 - 10/31/01, in relation to major U.S. events; Pearl Harbor 12/41; Korean War 6/50; Cuban Missile Crisis 10/62; Kennedy Assassination 11/63; OPEC Oil Embargo 10/73; Iran Hostage Crisis 11/79; Black Monday 10/87; gulf War 1/91; Tech Market Crash 4/00; and World Trade Center Attack 9/01.


                     DOW JONES
                    INDUSTRIAL
                       AVERAGE
     11/01/1939      $ 10,000
     11/30/1939      $  9,592
     12/29/1939      $  9,892
     01/31/1940      $  9,569
     02/29/1940      $  9,648
     03/29/1940      $  9,741
     04/30/1940      $  9,773
     05/31/1940      $  7,652
     06/28/1940      $  8,024
     07/31/1940      $  8,305
     08/30/1940      $  8,521
     09/30/1940      $  8,733
     10/31/1940      $  8,863
     11/29/1940      $  8,625
     12/31/1940      $  8,634
     01/31/1941      $  8,173
     02/28/1941      $  8,031
     03/31/1941      $  8,080
     04/30/1941      $  7,607
     05/30/1941      $  7,622
     06/30/1941      $  8,108
     07/31/1941      $  8,480
     08/29/1941      $  8,408
     09/30/1941      $  8,350
     10/31/1941      $  7,757
     11/28/1941      $  7,521
     12/31/1941      $  7,306
     01/30/1942      $  7,184
     02/27/1942      $  7,031
     03/31/1942      $  6,553
     04/30/1942      $  6,278
     05/29/1942      $  6,642
     06/30/1942      $  6,804
     07/31/1942      $  6,961
     08/31/1942      $  7,001
     09/30/1942      $  7,184
     10/30/1942      $  7,511
     11/30/1942      $  7,539
     12/31/1942      $  7,861
     01/29/1943      $  8,268
     02/26/1943      $  8,567
     03/31/1943      $  8,992
     04/30/1943      $  8,968
     05/31/1943      $  9,353
     06/30/1943      $  9,440
     07/30/1943      $  8,951
     08/31/1943      $  8,937
     09/30/1943      $  9,226
     10/29/1943      $  9,104
     11/30/1943      $  8,557
     12/31/1943      $  8,968
     01/31/1944      $  9,047
     02/29/1944      $  8,974
     03/31/1944      $  9,141
     04/28/1944      $  8,970
     05/31/1944      $  9,365
     06/30/1944      $  9,770
     07/31/1944      $  9,620
     08/31/1944      $  9,678
     09/29/1944      $  9,661
     10/31/1944      $  9,648
     11/30/1944      $  9,700
     12/29/1944      $ 10,029
     01/31/1945      $ 10,118
     02/28/1945      $ 10,561
     03/30/1945      $ 10,167
     04/30/1945      $ 10,893
     05/31/1945      $ 11,081
     06/29/1945      $ 10,883
     07/31/1945      $ 10,724
     08/31/1945      $ 11,476
     09/28/1945      $ 11,964
     10/31/1945      $ 12,286
     11/30/1945      $ 12,606
     12/31/1945      $ 12,701
     01/31/1946      $ 13,476
     02/28/1946      $ 12,516
     03/29/1946      $ 13,152
     04/30/1946      $ 13,614
     05/31/1946      $ 13,977
     06/28/1946      $ 13,538
     07/31/1946      $ 13,271
     08/30/1946      $ 12,457
     09/30/1946      $ 11,352
     10/31/1946      $ 11,137
     11/29/1946      $ 11,180
     12/31/1946      $ 11,667
     01/31/1947      $ 11,880
     02/28/1947      $ 11,779
     03/31/1947      $ 11,667
     04/30/1947      $ 11,235
     05/30/1947      $ 11,144
     06/30/1947      $ 11,674
     07/31/1947      $ 12,061
     08/29/1947      $ 11,776
     09/30/1947      $ 11,686
     10/31/1947      $ 11,971
     11/28/1947      $ 11,812
     12/31/1947      $ 11,928
     01/30/1948      $ 11,526
     02/27/1948      $ 11,015
     03/31/1948      $ 11,667
     04/30/1948      $ 11,885
     05/31/1948      $ 12,559
     06/30/1948      $ 12,474
     07/30/1948      $ 11,939
     08/31/1948      $ 11,964
     09/30/1948      $ 11,740
     10/29/1948      $ 12,397
     11/30/1948      $ 11,272
     12/31/1948      $ 11,674
     01/31/1949      $ 11,792
     02/28/1949      $ 11,397
     03/31/1949      $ 11,661
     04/29/1949      $ 11,470
     05/31/1949      $ 11,088
     06/30/1949      $ 11,022
     07/29/1949      $ 11,582
     08/31/1949      $ 11,759
     09/30/1949      $ 12,016
     10/31/1949      $ 12,477
     11/30/1949      $ 12,609
     12/30/1949      $ 13,175
     01/31/1950      $ 13,280
     02/28/1950      $ 13,392
     03/31/1950      $ 13,563
     04/28/1950      $ 14,110
     05/31/1950      $ 14,709
     06/30/1950      $ 13,767
     07/31/1950      $ 13,781
     08/31/1950      $ 14,274
     09/29/1950      $ 14,900
     10/31/1950      $ 14,814
     11/30/1950      $ 14,979
     12/29/1950      $ 15,499
     01/31/1951      $ 16,383
     02/28/1951      $ 16,595
     03/30/1951      $ 16,324
     04/30/1951      $ 17,061
     05/31/1951      $ 16,437
     06/29/1951      $ 15,975
     07/31/1951      $ 16,977
     08/31/1951      $ 17,794
     09/28/1951      $ 17,853
     10/31/1951      $ 17,273
     11/30/1951      $ 17,202
     12/31/1951      $ 17,726
     01/31/1952      $ 17,822
     02/29/1952      $ 17,123
     03/31/1952      $ 17,741
     04/30/1952      $ 16,962
     05/30/1952      $ 17,312
     06/30/1952      $ 18,057
     07/31/1952      $ 18,406
     08/29/1952      $ 18,108
     09/30/1952      $ 17,817
     10/31/1952      $ 17,726
     11/28/1952      $ 18,676
     12/31/1952      $ 19,218
     01/30/1953      $ 19,078
     02/27/1953      $ 18,716
     03/31/1953      $ 18,426
     04/30/1953      $ 18,090
     05/29/1953      $ 17,927
     06/30/1953      $ 17,662
     07/31/1953      $ 18,131
     08/31/1953      $ 17,198
     09/30/1953      $ 17,384
     10/30/1953      $ 18,159
     11/30/1953      $ 18,525
     12/31/1953      $ 18,494
     01/29/1954      $ 19,193
     02/26/1954      $ 19,186
     03/31/1954      $ 19,810
     04/30/1954      $ 20,951
     05/31/1954      $ 21,488
     06/30/1954      $ 22,181
     07/30/1954      $ 22,790
     08/31/1954      $ 22,468
     09/30/1954      $ 23,816
     10/29/1954      $ 23,185
     11/30/1954      $ 25,465
     12/31/1954      $ 26,625
     01/31/1955      $ 26,917
     02/28/1955      $ 27,117
     03/31/1955      $ 26,975
     04/29/1955      $ 28,025
     05/31/1955      $ 27,973
     06/30/1955      $ 29,719
     07/29/1955      $ 30,672
     08/31/1955      $ 30,825
     09/30/1955      $ 30,722
     10/31/1955      $ 29,949
     11/30/1955      $ 31,818
     12/30/1955      $ 32,156
     01/31/1956      $ 30,994
     02/29/1956      $ 31,844
     03/30/1956      $ 33,696
     04/30/1956      $ 33,981
     05/31/1956      $ 31,475
     06/29/1956      $ 32,445
     07/31/1956      $ 34,093
     08/31/1956      $ 33,054
     09/28/1956      $ 31,291
     10/31/1956      $ 31,593
     11/30/1956      $ 31,128
     12/31/1956      $ 32,885
     01/31/1957      $ 31,548
     02/28/1957      $ 30,591
     03/29/1957      $ 31,262
     04/30/1957      $ 32,549
     05/31/1957      $ 33,245
     06/28/1957      $ 33,137
     07/31/1957      $ 33,481
     08/30/1957      $ 31,890
     09/30/1957      $ 30,043
     10/31/1957      $ 29,038
     11/29/1957      $ 29,619
     12/31/1957      $ 28,686
     01/31/1958      $ 29,629
     02/28/1958      $ 28,964
     03/31/1958      $ 29,415
     04/30/1958      $ 30,014
     05/30/1958      $ 30,464
     06/30/1958      $ 31,483
     07/31/1958      $ 33,117
     08/29/1958      $ 33,488
     09/30/1958      $ 35,033
     10/31/1958      $ 35,766
     11/28/1958      $ 36,703
     12/31/1958      $ 38,428
     01/30/1959      $ 39,107
     02/27/1959      $ 39,735
     03/31/1959      $ 39,617
     04/30/1959      $ 41,069
     05/29/1959      $ 42,387
     06/30/1959      $ 42,375
     07/31/1959      $ 44,434
     08/31/1959      $ 43,745
     09/30/1959      $ 41,590
     10/30/1959      $ 42,572
     11/30/1959      $ 43,401
     12/31/1959      $ 44,729
     01/29/1960      $ 40,994
     02/29/1960      $ 41,487
     03/31/1960      $ 40,597
     04/29/1960      $ 39,616
     05/31/1960      $ 41,184
     06/30/1960      $ 42,179
     07/29/1960      $ 40,606
     08/31/1960      $ 41,215
     09/30/1960      $ 38,197
     10/31/1960      $ 38,211
     11/30/1960      $ 39,321
     12/30/1960      $ 40,550
     01/31/1961      $ 42,678
     02/28/1961      $ 43,592
     03/31/1961      $ 44,550
     04/28/1961      $ 44,687
     05/31/1961      $ 45,872
     06/30/1961      $ 45,032
     07/31/1961      $ 46,442
     08/31/1961      $ 47,401
     09/29/1961      $ 46,168
     10/31/1961      $ 46,346
     11/30/1961      $ 47,511
     12/29/1961      $ 48,139
     01/31/1962      $ 46,089
     02/28/1962      $ 46,619
     03/30/1962      $ 46,547
     04/30/1962      $ 43,806
     05/31/1962      $ 40,385
     06/29/1962      $ 36,955
     07/31/1962      $ 39,369
     08/31/1962      $ 40,109
     09/28/1962      $ 38,121
     10/31/1962      $ 38,831
     11/30/1962      $ 42,751
     12/31/1962      $ 42,935
     01/31/1963      $ 44,959
     02/28/1963      $ 43,648
     03/29/1963      $ 44,937
     04/30/1963      $ 47,254
     05/31/1963      $ 47,863
     06/28/1963      $ 46,541
     07/31/1963      $ 45,787
     08/30/1963      $ 48,019
     09/30/1963      $ 48,247
     10/31/1963      $ 49,725
     11/29/1963      $ 49,415
     12/31/1963      $ 50,233
     01/31/1964      $ 51,707
     02/28/1964      $ 52,682
     03/31/1964      $ 53,548
     04/30/1964      $ 53,382
     05/29/1964      $ 54,026
     06/30/1964      $ 54,747
     07/31/1964      $ 55,379
     08/31/1964      $ 55,206
     09/30/1964      $ 57,635
     10/30/1964      $ 57,484
     11/30/1964      $ 57,639
     12/31/1964      $ 57,553
     01/29/1965      $ 59,445
     02/26/1965      $ 59,486
     03/31/1965      $ 58,536
     04/30/1965      $ 60,726
     05/31/1965      $ 60,444
     06/30/1965      $ 57,152
     07/30/1965      $ 58,054
     08/31/1965      $ 58,802
     09/30/1965      $ 61,270
     10/29/1965      $ 63,261
     11/30/1965      $ 62,332
     12/31/1965      $ 63,817
     01/31/1966      $ 64,755
     02/28/1966      $ 62,673
     03/31/1966      $ 60,888
     04/29/1966      $ 61,474
     05/31/1966      $ 58,208
     06/30/1966      $ 57,288
     07/29/1966      $ 55,792
     08/31/1966      $ 51,909
     09/30/1966      $ 50,975
     10/31/1966      $ 53,138
     11/30/1966      $ 52,119
     12/30/1966      $ 51,730
     01/31/1967      $ 55,957
     02/28/1967      $ 55,265
     03/31/1967      $ 57,017
     04/28/1967      $ 59,062
     05/31/1967      $ 56,133
     06/30/1967      $ 56,640
     07/31/1967      $ 59,536
     08/31/1967      $ 59,342
     09/29/1967      $ 61,012
     10/31/1967      $ 57,923
     11/30/1967      $ 58,147
     12/29/1967      $ 59,593
     01/31/1968      $ 56,325
     02/29/1968      $ 55,340
     03/29/1968      $ 55,351
     04/30/1968      $ 60,062
     05/31/1968      $ 59,191
     06/28/1968      $ 59,112
     07/31/1968      $ 58,138
     08/30/1968      $ 58,995
     09/30/1968      $ 61,614
     10/31/1968      $ 62,707
     11/29/1968      $ 64,859
     12/31/1968      $ 62,138
     01/31/1969      $ 62,289
     02/28/1969      $ 59,600
     03/31/1969      $ 61,593
     04/30/1969      $ 62,561
     05/30/1969      $ 61,730
     06/30/1969      $ 57,491
     07/31/1969      $ 53,691
     08/29/1969      $ 55,090
     09/30/1969      $ 53,534
     10/31/1969      $ 56,359
     11/28/1969      $ 53,482
     12/31/1969      $ 52,696
     01/30/1970      $ 48,989
     02/27/1970      $ 51,197
     03/31/1970      $ 51,722
     04/30/1970      $ 48,463
     05/29/1970      $ 46,117
     06/30/1970      $ 45,004
     07/31/1970      $ 48,335
     08/31/1970      $ 50,340
     09/30/1970      $ 50,084
     10/30/1970      $ 49,750
     11/30/1970      $ 52,283
     12/31/1970      $ 55,235
     01/29/1971      $ 57,183
     02/26/1971      $ 57,863
     03/31/1971      $ 59,544
     04/30/1971      $ 62,006
     05/31/1971      $ 59,771
     06/30/1971      $ 58,673
     07/30/1971      $ 56,520
     08/31/1971      $ 59,130
     09/30/1971      $ 58,413
     10/29/1971      $ 55,241
     11/30/1971      $ 54,736
     12/31/1971      $ 58,611
     01/31/1972      $ 59,400
     02/29/1972      $ 61,109
     03/31/1972      $ 61,936
     04/28/1972      $ 62,823
     05/31/1972      $ 63,255
     06/30/1972      $ 61,168
     07/31/1972      $ 60,886
     08/31/1972      $ 63,453
     09/29/1972      $ 62,764
     10/31/1972      $ 62,912
     11/30/1972      $ 67,040
     12/29/1972      $ 67,159
     01/31/1973      $ 65,776
     02/28/1973      $ 62,883
     03/30/1973      $ 62,615
     04/30/1973      $ 60,668
     05/31/1973      $ 59,349
     06/29/1973      $ 58,711
     07/31/1973      $ 60,995
     08/31/1973      $ 58,438
     09/28/1973      $ 62,358
     10/31/1973      $ 62,982
     11/30/1973      $ 54,138
     12/31/1973      $ 56,021
     01/31/1974      $ 56,331
     02/28/1974      $ 56,659
     03/29/1974      $ 55,747
     04/30/1974      $ 55,093
     05/31/1974      $ 52,816
     06/28/1974      $ 52,832
     07/31/1974      $ 49,870
     08/30/1974      $ 44,679
     09/30/1974      $ 40,023
     10/31/1974      $ 43,819
     11/29/1974      $ 40,733
     12/31/1974      $ 40,574
     01/31/1975      $ 46,332
     02/28/1975      $ 48,660
     03/31/1975      $ 50,576
     04/30/1975      $ 54,078
     05/30/1975      $ 54,799
     06/30/1975      $ 57,874
     07/31/1975      $ 54,748
     08/29/1975      $ 55,000
     09/30/1975      $ 52,270
     10/31/1975      $ 55,046
     11/28/1975      $ 56,668
     12/31/1975      $ 56,539
     01/30/1976      $ 64,214
     02/27/1976      $ 64,038
     03/31/1976      $ 65,805
     04/30/1976      $ 65,634
     05/31/1976      $ 64,211
     06/30/1976      $ 66,024
     07/30/1976      $ 64,830
     08/31/1976      $ 64,112
     09/30/1976      $ 65,196
     10/29/1976      $ 63,532
     11/30/1976      $ 62,366
     12/31/1976      $ 66,148
     01/31/1977      $ 62,837
     02/28/1977      $ 61,655
     03/31/1977      $ 60,517
     04/29/1977      $ 61,028
     05/31/1977      $ 59,169
     06/30/1977      $ 60,331
     07/29/1977      $ 58,604
     08/31/1977      $ 56,722
     09/30/1977      $ 55,775
     10/31/1977      $ 53,881
     11/30/1977      $ 54,629
     12/30/1977      $ 54,725
     01/31/1978      $ 50,693
     02/28/1978      $ 48,862
     03/31/1978      $ 49,866
     04/28/1978      $ 55,130
     05/31/1978      $ 55,347
     06/30/1978      $ 53,921
     07/31/1978      $ 56,773
     08/31/1978      $ 57,731
     09/29/1978      $ 57,007
     10/31/1978      $ 52,176
     11/30/1978      $ 52,609
     12/29/1978      $ 53,003
     01/31/1979      $ 55,255
     02/28/1979      $ 53,254
     03/30/1979      $ 56,767
     04/30/1979      $ 56,288
     05/31/1979      $ 54,143
     06/29/1979      $ 55,437
     07/31/1979      $ 55,730
     08/31/1979      $ 58,443
     09/28/1979      $ 57,847
     10/31/1979      $ 53,707
     11/30/1979      $ 54,145
     12/31/1979      $ 55,224
     01/31/1980      $ 57,667
     02/29/1980      $ 56,258
     03/31/1980      $ 51,735
     04/30/1980      $ 53,796
     05/30/1980      $ 56,021
     06/30/1980      $ 57,145
     07/31/1980      $ 61,583
     08/29/1980      $ 61,403
     09/30/1980      $ 61,392
     10/31/1980      $ 60,870
     11/28/1980      $ 65,403
     12/31/1980      $ 63,470
     01/30/1981      $ 62,370
     02/27/1981      $ 64,168
     03/31/1981      $ 66,096
     04/30/1981      $ 65,693
     05/29/1981      $ 65,298
     06/30/1981      $ 64,319
     07/31/1981      $ 62,703
     08/31/1981      $ 58,037
     09/30/1981      $ 55,964
     10/30/1981      $ 56,133
     11/30/1981      $ 58,532
     12/31/1981      $ 57,611
     01/29/1982      $ 57,354
     02/26/1982      $ 54,279
     03/31/1982      $ 54,172
     04/30/1982      $ 55,857
     05/31/1982      $ 53,960
     06/30/1982      $ 53,459
     07/30/1982      $ 53,239
     08/31/1982      $ 59,344
     09/30/1982      $ 59,010
     10/29/1982      $ 65,296
     11/30/1982      $ 68,428
     12/31/1982      $ 68,906
     01/31/1983      $ 70,826
     02/28/1983      $ 73,257
     03/31/1983      $ 74,403
     04/29/1983      $ 80,735
     05/31/1983      $ 79,008
     06/30/1983      $ 80,455
     07/29/1983      $ 78,958
     08/31/1983      $ 80,074
     09/30/1983      $ 81,190
     10/31/1983      $ 80,669
     11/30/1983      $ 84,015
     12/30/1983      $ 82,871
     01/31/1984      $ 80,359
     02/29/1984      $ 76,022
     03/30/1984      $ 76,698
     04/30/1984      $ 77,084
     05/31/1984      $ 72,744
     06/29/1984      $ 74,560
     07/31/1984      $ 73,432
     08/31/1984      $ 80,614
     09/28/1984      $ 79,451
     10/31/1984      $ 79,495
     11/30/1984      $ 78,282
     12/31/1984      $ 79,771
     01/31/1985      $ 84,723
     02/28/1985      $ 84,541
     03/29/1985      $ 83,407
     04/30/1985      $ 82,832
     05/31/1985      $ 86,609
     06/28/1985      $ 87,929
     07/31/1985      $ 88,718
     08/30/1985      $ 87,833
     09/30/1985      $ 87,479
     10/31/1985      $ 90,487
     11/29/1985      $ 96,927
     12/31/1985      $101,835
     01/31/1986      $103,436
     02/28/1986      $112,527
     03/31/1986      $119,740
     04/30/1986      $117,460
     05/30/1986      $123,565
     06/30/1986      $124,619
     07/31/1986      $116,889
     08/29/1986      $124,989
     09/30/1986      $116,380
     10/31/1986      $123,638
     11/28/1986      $126,036
     12/31/1986      $124,832
     01/30/1987      $142,086
     02/27/1987      $146,431
     03/31/1987      $151,745
     04/30/1987      $150,540
     05/29/1987      $150,882
     06/30/1987      $159,238
     07/31/1987      $169,351
     08/31/1987      $175,336
     09/30/1987      $170,944
     10/30/1987      $131,255
     11/30/1987      $120,727
     12/31/1987      $127,653
     01/29/1988      $128,932
     02/29/1988      $136,398
     03/31/1988      $130,897
     04/29/1988      $133,812
     05/31/1988      $133,732
     06/30/1988      $141,013
     07/29/1988      $140,159
     08/31/1988      $133,767
     09/30/1988      $139,103
     10/31/1988      $141,470
     11/30/1988      $139,222
     12/30/1988      $142,784
     01/31/1989      $154,222
     02/28/1989      $148,696
     03/31/1989      $151,015
     04/28/1989      $159,257
     05/31/1989      $163,297
     06/30/1989      $160,657
     07/31/1989      $175,182
     08/31/1989      $180,226
     09/29/1989      $177,299
     10/31/1989      $174,156
     11/30/1989      $178,185
     12/29/1989      $181,275
     01/31/1990      $170,565
     02/28/1990      $172,982
     03/30/1990      $178,247
     04/30/1990      $174,925
     05/31/1990      $189,403
     06/29/1990      $189,669
     07/31/1990      $191,283
     08/31/1990      $172,133
     09/28/1990      $161,475
     10/31/1990      $160,807
     11/30/1990      $168,531
     12/31/1990      $173,404
     01/31/1991      $180,168
     02/28/1991      $189,767
     03/29/1991      $191,853
     04/30/1991      $190,142
     05/31/1991      $199,335
     06/28/1991      $191,385
     07/31/1991      $199,159
     08/30/1991      $200,395
     09/30/1991      $198,629
     10/31/1991      $202,074
     11/29/1991      $190,590
     12/31/1991      $208,640
     01/31/1992      $212,233
     02/28/1992      $215,148
     03/31/1992      $213,028
     04/30/1992      $221,169
     05/29/1992      $223,656
     06/30/1992      $218,496
     07/31/1992      $223,451
     08/31/1992      $214,469
     09/30/1992      $215,411
     10/30/1992      $212,423
     11/30/1992      $217,617
     12/31/1992      $217,350
     01/29/1993      $217,937
     02/26/1993      $221,939
     03/31/1993      $226,173
     04/30/1993      $225,675
     05/31/1993      $232,251
     06/30/1993      $231,504
     07/30/1993      $233,044
     08/31/1993      $240,404
     09/30/1993      $234,074
     10/29/1993      $242,335
     11/30/1993      $242,557
     12/31/1993      $247,175
     01/31/1994      $261,941
     02/28/1994      $252,306
     03/31/1994      $239,397
     04/29/1994      $242,408
     05/31/1994      $247,457
     06/30/1994      $238,673
     07/29/1994      $247,860
     08/31/1994      $257,665
     09/30/1994      $253,041
     10/31/1994      $257,316
     11/30/1994      $246,196
     12/30/1994      $252,465
     01/31/1995      $253,085
     02/28/1995      $264,093
     03/31/1995      $273,748
     04/28/1995      $284,519
     05/31/1995      $293,991
     06/30/1995      $299,980
     07/31/1995      $310,013
     08/31/1995      $303,566
     09/29/1995      $315,320
     10/31/1995      $313,108
     11/30/1995      $334,112
     12/29/1995      $336,919
     01/31/1996      $355,234
     02/29/1996      $361,181
     03/29/1996      $367,865
     04/30/1996      $366,676
     05/31/1996      $371,555
     06/28/1996      $372,309
     07/31/1996      $364,031
     08/30/1996      $369,779
     09/30/1996      $387,291
     10/31/1996      $396,983
     11/29/1996      $429,398
     12/31/1996      $424,563
     01/31/1997      $448,584
     02/28/1997      $452,840
     03/31/1997      $433,466
     04/30/1997      $461,482
     05/30/1997      $482,686
     06/30/1997      $505,188
     07/31/1997      $541,389
     08/29/1997      $501,871
     09/30/1997      $523,127
     10/31/1997      $489,997
     11/28/1997      $515,086
     12/31/1997      $520,691
     01/30/1998      $520,575
     02/27/1998      $562,663
     03/31/1998      $579,392
     04/30/1998      $596,745
     05/29/1998      $585,986
     06/30/1998      $589,414
     07/31/1998      $584,889
     08/31/1998      $496,383
     09/30/1998      $516,370
     10/30/1998      $565,716
     11/30/1998      $600,247
     12/31/1998      $604,519
     01/29/1999      $616,199
     02/26/1999      $612,759
     03/31/1999      $644,335
     04/30/1999      $710,366
     05/31/1999      $695,269
     06/30/1999      $722,333
     07/30/1999      $701,551
     08/31/1999      $713,016
     09/30/1999      $680,600
     10/29/1999      $706,470
     11/30/1999      $716,211
     12/31/1999      $756,987
     01/31/2000      $720,340
     02/29/2000      $666,863
     03/31/2000      $719,115
     04/28/2000      $706,736
     05/31/2000      $692,806
     06/30/2000      $687,904
     07/31/2000      $692,782
     08/31/2000      $738,418
     09/29/2000      $701,272
     10/31/2000      $722,356
     11/30/2000      $685,705
     12/29/2000      $710,222
     01/31/2001      $716,840
     02/28/2001      $691,024
     03/30/2001      $650,433
     04/30/2001      $706,806
     05/31/2001      $718,458
     06/29/2001      $691,493
     07/31/2001      $692,837
     08/31/2001      $655,106
     09/28/2001      $582,536
     10/31/2001      $597,520

[LINE GRAPH OF DOW JONES INDUSTRIAL AVERAGE WITH HISTORICAL REFERENCES]


1. Stock market returns as measured by Dow Jones Industrial Average. Based on price returns only, excluding reinvestment of dividends. One cannot invest directly in an unmanaged index.

                       NOT PART OF THE SHAREHOLDER REPORT

"TIMING THE MARKET" ALMOST NEVER WORKS.
Trying to buy and sell at the precise moment when a stock is at its highest or lowest price is all but impossible, even for the most experienced professionals.

No one ever knows for certain that the market-or an individual stock-has hit its low until after its price has started to rise again. Of course, by that time, part of the profit you might have realized has slipped through your hands.

The chart below compares the returns of investors who remained invested throughout the last ten years with investors who were not invested during the days when the market saw its largest gains during this period.

STAYING INVESTED VS. MARKET TIMING(2)
Ten-Year Period Ended 10/31/01


                                                            S&P 500(R)
PERIOD OF INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
STAYED FULLY INVESTED                                         12.76%
Missed the best 10 days                                        8.00%
Missed the best 20 days                                        4.57%
Missed the best 30 days                                        1.80%
Missed the best 40 days                                       -0.66%


STAYING THE COURSE IS THE KEY.
For over half a century, Franklin Templeton Investments has strived to meet the needs of our shareholders. We continue to apply the same disciplined investment approach and maintain sound, long-term investment strategies for each of our funds--no matter what the markets are doing. Despite the current volatility in the financial markets, we strongly encourage you to do the same.

2. Source: Standard & Poor's Micropal, 10/31/01. The S&P 500 is an unmanaged index that includes reinvested dividends. One cannot invest directly in an unmanaged index.


                       NOT PART OF THE SHAREHOLDER REPORT

Our fund portfolio managers subscribe to a philosophy of investing for the long term. Whether the market is up or down, fund managers continue to invest according to the consistent, disciplined management style that has been developed for each fund.

Time and again, staying focused on long-term goals has proven to be the best way to weather economic storms and come out on top.

CONSULT WITH YOUR FINANCIAL PROFESSIONAL.
In a market downturn, your own investment advisor is your first- and best-line of defense.

If you have questions about the investments you currently own, call your investment advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you may regret later.






                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN AGGRESSIVE GROWTH FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.
--------------------------------------------------------------------------------


This semiannual report of Franklin Aggressive Growth Fund covers the period ended October 31, 2001. The six months under review proved to be a difficult and volatile time for the domestic stock market, and in particular for growth stocks, where most major market indexes declined dramatically throughout the period, in the face of economic uncertainty and increased recessionary fears. Corporate purchasing remained weak, as companies delayed new investment. The terrorist attacks on September 11 only increased the uncertainty surrounding the economy and likely delayed a corporate spending rebound. Consumer consumption, which had proven resilient in recent months, finally began to falter as confidence eroded during the period. The economic weakness occurred despite aggressive action by the Federal Reserve Board (the Fed), who continued to lower interest rates in an attempt to stimulate the economy.

For the six months ended October 31, 2001, Franklin Aggressive Growth Fund -- Class A delivered a -23.79% cumulative total return as shown in the Performance Summary beginning on page 12, compared with the -18.21% total return for the Russell



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.


PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                           27.2%

Technology Services*                             17.9%

Health Technology*                               11.2%

Consumer Services                                 9.3%

Retail Trade                                      5.4%

Transportation                                    4.9%

Finance                                           2.7%

Health Services                                   2.4%

Commercial Services                               2.1%

Distribution Services                             1.6%

Communications                                    1.1%

Short-Term Investments & Other Net Assets        14.2%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/01

COMPANY                                        % OF TOTAL
INDUSTRY                                       NET ASSETS
---------------------------------------------------------
Concord EFS Inc.                                     3.1%
Technology Services

Expeditors International of Washington Inc.          2.9%
Transportation

Affiliated Computer Services Inc.                    2.8%
Technology Services

Investment Technology Group Inc.                     2.7%
Finance

Williams-Sonoma Inc.                                 2.5%
Retail Trade

Entravision Communications Corp.                     2.4%
Consumer Services

QUALCOMM Inc.                                        2.4%
Electronic Technology

Caremark Rx Inc.                                     2.3%
Health Services

Lexmark International Inc.                           2.2%
Electronic Technology

Paychex Inc.                                         2.1%
Technology Services



3000 Growth Index and a -19.43% total return for the Nasdaq Composite Index.(1) The Fund's absolute and relative weakness was in large part due to our exposure to poorly performing technology stocks. Corporate investment in technology slowed dramatically, as companies reassessed their priorities in an uncertain economy. Furthermore, access to capital dried up for technology and telecommunications companies -- historically large buyers of technology -- limiting their ability to make purchases. Outside of technology, our holdings in the retail sector were also weak due to declining consumer spending.

We sought to take advantage of technology shares' weakness to initiate a number of positions during the period, including software stocks Mercury Interactive and Peoplesoft. At the same time, we sold several positions that we felt would be more heavily impacted by the slowing economy. Among the stocks we sold during the period were storage equipment-maker EMC Corp., Internet infrastructure provider Juniper Networks, and Vitesse Semiconductor, which makes semiconductors for the communications end-markets. Outside of the technology sector, we found attractive investments in health care stocks. Among the names we added during the period were ANDRX Corp., a generic drug maker, and Galen Holdings, a specialty pharmaceutical company. We remain concerned about consumer spending levels in light of rapidly deteriorating consumer confidence levels; thus, we sold apparel retailer The Gap during the period.

Looking forward, we remain optimistic about growth stocks' long-term prospects, despite the slowing U.S. and global economies. We believe that the September 11 terrorist attacks will likely


1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

delay the timing of an economic rebound, but we also believe the Fed's actions and the government's fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend largely on the nature of the U.S. response to the terrorist actions. We are working to position the Fund for a gradual improvement in the economy in 2002, and we believe that the stocks in the portfolio today should appreciate in the coming year. The market's weakness over the past year has brought prices of many of our favorite stocks back to what we consider very reasonable levels, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe are well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ Michael McCarthy

Michael McCarthy


/s/ John P. Scandalios

John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN AGGRESSIVE GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.66       $15.30

CLASS B                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.53       $15.17

CLASS C                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.63            $11.51       $15.14

ADVISOR CLASS                              CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.76       $15.40

PERFORMANCE


                                                                       INCEPTION
CLASS A                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.79%     -52.91%      +19.39%
Average Annual Total Return(2)                 -28.16%     -55.62%       +5.14%
Value of $10,000 Investment(3)                  $7,184      $4,438      $11,253
Avg. Ann. Total Return (9/30/01)(4)                        -65.12%       +0.20%

                                                                       INCEPTION
CLASS B                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.99%     -53.21%      +17.98%
Average Annual Total Return(2)                 -27.03%     -55.08%       +6.10%
Value of $10,000 Investment(3)                  $7,297      $4,492      $11,498
Avg. Ann. Total Return (9/30/01)(4)                        -64.73%       +1.00%

                                                                       INCEPTION
CLASS C                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.98%     -53.19%      +17.76%
Average Annual Total Return(2)                 -25.47%     -54.13%       +6.73%
Value of $10,000 Investment(3)                  $7,453      $4,587      $11,659
Avg. Ann. Total Return (9/30/01)(4)                        -63.98%       +1.75%

                                                                       INCEPTION
ADVISOR CLASS                                  6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.64%     -52.75%      +20.47%
Average Annual Total Return(2)                 -23.64%     -52.75%       +8.22%
Value of $10,000 Investment(3)                  $7,636      $4,725      $12,047
Avg. Ann. Total Return (9/30/01)(4)                        -62.89%       +3.22%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 80% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.
--------------------------------------------------------------------------------


This semiannual report of Franklin California Growth Fund covers the period ended October 31, 2001. The six months under review were yet another turbulent time for the equity markets, as continued weakness in corporate profits and the tragic events of September 11 weighed heavily on stock prices. At the beginning of the period, the U.S. stock markets had just rallied strongly from the lows reached in April 2001. Investors were becoming more optimistic that the economy would recover by the end of the year. However, continued reports of corporate profit shortfalls and lowered ability to forecast future sales quickly became discouraging, especially in the technology sector.

Even before the events of September 11, the U.S. economy was fragile with the nation's gross domestic product (GDP) very close to contracting. The terrorist attacks rattled the already vulnerable economy, which many believed was almost certainly in a recession by period-end. Consumer spending, especially in housing and autos, remained surprisingly stable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 51.

Within this environment, Franklin California Growth Fund -Class A posted a -16.33% six-month cumulative total return as of October 31, 2001, as shown in the Performance Summary beginning on page 20. This compared favorably with the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Franklin California 250 Growth Index(R) (CAL 250 Index) which posted returns of -14.60% and -24.99% for the same period.(1)

During most of the reporting period, we maintained an overall defensive posture by focusing on more attractively valued, consistent, higher-quality growth companies. However, based upon our outlook for an economic recovery as well as more reasonable valuations as a result of the market's ongoing declines, we started to position the Fund more aggressively toward the end of the period. For example, the Fund held a reduced exposure to the technology sector relative to the CAL 250 Index throughout most of the period, which significantly benefited the Fund's performance. More recently, though, we selectively added to our technology holdings, but only in companies we considered had very attractive valuations and were showing signs that sales bottomed. Some areas of interest included the semiconductor and semiconductor manufacturing equipment industries. We avoided computer software companies because although they were approaching low valuations, the future outlook for sales has not indicated a bottom in that sector just yet. We also retained investments in companies we believed will be able to post solid quarterly results.

1. Sources: Standard & Poor's Micropal; CDA/Wiesenberger(R). The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Health Technology*                              19.3%

Electronic Technology*                          17.9%

Finance                                         11.0%

Consumer Services                                7.8%

Real Estate                                      5.7%

Technology Services*                             5.5%

Consumer Durables                                5.3%

Retail Trade                                     4.5%

Health Services                                  4.5%

Commercial Services                              2.6%

Utilities                                        2.4%

Producer Manufacturing                           2.3%

Energy Minerals                                  2.1%

Consumer Non-Durables                            1.7%

Distribution Services                            1.6%

Transportation                                   1.6%

Other                                            1.4%

Short-Term Investments & Other Net Assets        2.8%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin California Growth Fund
10/31/01

COMPANY                          % OF TOTAL
INDUSTRY                         NET ASSETS
-------------------------------------------
Mattel Inc.                            3.5%
Consumer Durables

Amgen Inc.                             2.5%
Health Technology

Tenet Healthcare Corp.                 2.4%
Health Services

Wellpoint Health Networks Inc.         2.1%
Health Services

ChevronTexaco Corp.                    2.1%
Energy Minerals

Safeway Inc.                           2.1%
Retail Trade

Genentech Inc.                         2.0%
Health Technology

Calpine Corp.                          1.8%
Utilities

Fox Entertainment Group Inc.           1.7%
Consumer Services

Wells Fargo & Co.                      1.7%
Finance



Health care continued to be one of our favorite sectors, and the Fund maintained an overweighted position in the sector versus the CAL 250 Index. This sector was less sensitive to economic weakness, and the group's strong relative performance benefited the Fund. Long term, we like this sector's prospects due to potentially increasing demand for health services as the "baby boom" generation ages. Over the reporting period, this positively affected two of the Fund's top 10 holdings -- Tenet Healthcare, an operator of acute care hospitals, and WellPoint Health Networks, a managed care provider -- which increased 28.85% and 13.58%.

Biotechnology was our largest industry weighting in the health care sector. Biotechnology companies have sound financials, strong pipelines of new drug products and are benefiting from the aging demographics trend and the innovation coming about through the genomics revolution. In addition to significant holdings in biotech leaders Amgen and Genentech, the Fund held numerous smaller biotechnology investments as we attempted to broaden our exposure while seeking to control risk through diversification.

After the September 11 attacks, there was significant concern that consumer spending could decline as people increased savings, especially given mounting layoffs and the weak economy. To date, though, the consumer has been surprisingly resilient. Within the consumer sector, we saw unexpected strength in the interactive/video gaming sector. Microsoft's launch of its new XBox and Nintendo's GameCube game systems should spur continued growth in game software sales, especially if Americans seek more entertainment options in the relative safety of their homes. Attempting to take advantage of this, the Fund owned positions in Electronic Arts and Activision. Our largest holding was in toy maker Mattel, which according to CFO Kevin Farr, sells more than two Barbie dolls every second somewhere in the world. We believe this company is in the midst of a turnaround, led by new management focused on extracting costs from their operating structure. In our opinion, Mattel can grow earnings at a double-digit pace and was very reasonably valued.

Looking forward, we believe consumer spending could deteriorate further in the wake of the terrorist attacks. The December quarter will most likely be the weakest fourth quarter in several years with continued declines in corporate profits, additional layoffs and weakening consumer confidence. There are also signs that the global economy is slowing, which would also dampen the domestic economic recovery.

Yet, we find reasons to believe that the U.S. economy is poised for an economic recovery sometime in the first half of next year. As of October 31, 2001, the Federal Reserve Board (the Fed) has lowered the federal funds target rate nine times this year, and provided additional liquidity immediately after September 11 to ensure that the financial markets could continue to operate. Currently, the federal funds target rate is at about a zero real interest rate, which correlates with economic bottoms. Inflation has remained tame, and energy prices, lower than earlier in the year, are less of a drag on consumers' discretionary incomes. More than $2 trillion is invested in money market funds, which, as a percentage of the total U.S. market capitalization, is as high a level as it was in the early 1980s.(2) Last, the government is




2.  Source: Salomon Smith Barney.

enacting emergency fiscal stimulus measures in the wake of the terrorist attacks. Thus, looking forward we believe that although the economy may soften a bit more than expected for the short term, the amount of stimulus could lead to a stronger recovery. The equity markets have historically led an economic recovery by about six months, so we have been working to position the Fund appropriately.

California holds tremendous economic power, as the largest and most diverse state in the nation, representing almost 13% of U.S. GDP and generating more than $1.3 trillion of goods and services annually. The wealth of resources and creative spirit within the state creates what we believe are some potentially promising investment opportunities. With more than 1,400 publicly traded companies, there are many investment ideas from which to choose across a wide array of diverse industries.

As we continue to scan the investment horizon for the sort of opportunities we seek, we find a more than ample supply of potential investments for Franklin California Growth Fund. Your Fund and its managers are committed to identifying the best possible investments California offers. We thank you for your participation in Franklin California Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.



/s/ Conrad B. Herrmann

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.56            $28.49       $34.05

CLASS B                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.58            $27.85       $33.43

CLASS C                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.59            $27.91       $33.50

PERFORMANCE

                                                                      INCEPTION
CLASS A                      6-MONTH    1-YEAR    5-YEAR    10-YEAR   (10/30/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)   -16.33%   -43.04%   +72.36%   +355.12%    +359.22%
Average Annual
 Total Return(2)             -21.15%   -46.31%   +10.19%    +15.68%     +15.77%
Value of $10,000
 Investment(3)                $7,885    $5,369   $16,242    $42,913     $43,277
Avg. Ann. Total
 Return (9/30/01)(4)                   -54.15%    +9.00%      N/A       +15.14%

                                                                      INCEPTION
CLASS B                                          6-MONTH     1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -16.69%    -43.47%    +22.19%
Average Annual Total Return(2)                   -20.02%    -45.59%     +6.39%
Value of $10,000 Investment(3)                    $7,998     $5,441    $11,919
Avg. Ann. Total Return (9/30/01)(4)                         -53.54%     +4.00%

                                                                      INCEPTION
CLASS C                                6-MONTH    1-YEAR     5-YEAR    (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -16.69%   -43.49%    +66.07%    +78.47%
Average Annual Total Return(2)         -18.35%   -44.58%    +10.45%    +11.67%
Value of $10,000 Investment(3)          $8,165    $5,542    $16,437    $17,671
Avg. Ann. Total Return (9/30/01)(4)              -52.67%     +9.26%    +10.43%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN  LARGE  CAP  GROWTH  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies whose market capitalizations are within the top 50% of companies listed in the Russell 1000(R) Index one day prior to the purchase date.(1)
--------------------------------------------------------------------------------

This semiannual report for Franklin Large Cap Growth Fund covers the period ended October 31, 2001. The term "uncertainty" most accurately described the U.S. stock market investment climate during the six months under review. Continued manufacturing sector weakness, rising jobless claims, slipping consumer confidence and weak second quarter gross domestic product (GDP) growth fanned fears and debate over whether the U.S. economy was slipping into a recession, and what impact this would have on the global economy and the domestic stock market during the period under review.




















1. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

The first six weeks of the period under review marked the strongest gains in the broader markets since the end of 1999 as stocks bounced up from the 52-week lows reached in March. After mid-May, both the Standard & Poor's 500 Composite Index (S&P 500) and the technology-dominated Nasdaq Composite Index (Nasdaq(R)) consistently retreated to the lows set in late March.(2) Reopening on September 17 after being closed for four trading days after the September 11 tragedies, stocks promptly fell every day for the first week of trading, reflecting the severe losses to many companies as well as worries about the future. The last five days of the third quarter marked a period of recovery as the level of fear pushed stocks to oversold levels, and the S&P 500 began to improve, followed by the technology-heavy Nasdaq.


The healthy returns that started at the end of September continued into October with all major indexes posting strong gains off their lows. The Federal Reserve Board's ninth interest rate cut was partially the cause. Also, the negative and anxious investing atmosphere meant that the slightest fleck of good news led to outsized rallies, such as those following the confirmation of estimates by Cisco and Dell. For the six-month period ended October 31, 2001, the S&P 500 returned -14.60% while the Nasdaq posted a -19.43% return.(2)


























2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN

Franklin Large Cap Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*       19.4%

Health Technology*           16.2%

Finance                      10.7%

Consumer Services             9.6%

Retail Trade                  8.6%

Technology Services*          7.4%

Consumer Non-Durables         4.8%

Communications                3.6%

Distribution Services         2.5%

Producer Manufacturing        2.5%

Health Services               1.9%

Industrial Services           1.5%

Energy Minerals               1.4%

Process Industries            1.0%

Other                         2.2%

Short-Term Investments &
other Net Assets              6.7%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Although stock prices fell, overall valuations based on the price/earnings
(P/E) ratio actually increased, reflecting that corporate earnings were falling even faster than stock prices. We saw relative strength in smaller technology stocks versus larger stocks as the Nasdaq 100, composed of the largest Nasdaq companies, lagged the overall index, yet most stocks, regardless of market-cap size, fell during the period. Within this environment, Franklin Large Cap Growth Fund - Class A posted a -23.94% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 28.

We were pleased with our communications holdings and several specific health care investments, including Biogen, McKesson, AmeriSourceBergen and Watson Pharmaceuticals. Additionally, some of our more defensive consumer investments, such as Kimberly-Clark and Safeway, contributed strong positive performances. Our investments in electronic technology and technology services were the biggest areas of disappointment, consistent with the overall weakness in technology stocks compared with the broader markets.

We sold investments we believed were fully valued, including Ivax, Cendant, Bristol Myers-Squibb and American International Group. We also sold positions we expected to fall under pressure due to continued weakness in commodity prices, such as Conoco, Calpine and Reliant Resources.

We initiated a number of positions during the period, primarily in specialty health care and consumer cyclicals, as these particular sectors' valuations looked more compelling than they have in quite some time. Although the consumer is likely to be weaker before becoming stronger, we anticipate that the stock prices have largely built in that expectation. We recognize that we may not have picked a bottom, but felt the risk/reward profile was attractive for stocks such as Safeway, The Gap, Kohl's, eBay, Comcast, Tiffany, Univision Communications, Federated Department Stores and Radioshack. New health care investments included AmeriSourceBergen, a medical distributor that we believe is inexpensive relative to industry leader McKesson, and Shire Pharmaceuticals, a niche pharmaceutical company with a patented product to treat attention deficit disorder.

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/01

COMPANY                 % OF TOTAL
INDUSTRY                NET ASSETS

Pharmacia Corp.              2.3%
Health Technology

Microsoft Corp.              2.2%
Technology Services

Pfizer Inc.                  2.1%
Health Technology

Citigroup Inc.               2.0%
Finance

Tenet Healthcare Corp.       1.9%
Health Services

Shire Pharmaceuticals
Group PLC, ADR               1.9%
Health Technology

Intel Corp.                  1.8%
Electronic Technology

Concord EFS Inc.             1.8%
Technology Services

Home Depot Inc.              1.8%
Retail Trade

AmeriSourceBergen Corp.      1.8%
Distribution Services

Looking forward, we believe the economy is still weakening, as reflected in the recent rise in unemployment claims as well as declines in manufacturing and consumer confidence. However, we think that the time for excessive gloom over the economy has passed. Until recently, financial and economic headwinds have proven more powerful than monetary and fiscal stimuli, but we expect that to change. We believe odds favor the economy turning around sooner rather than later mainly due to the massive fiscal and monetary resuscitation. Since stock markets usually turn around before the economy, we are optimistic for the outlook for stocks in the coming year.

We remain confident that staying with our philosophy of investing in the industry leaders of the highest growth sectors will be rewarded. At period-end, the Fund is positioned so that its P/E is less than that of the S&P 500, but the growth rate is greater, a favorable risk/reward strategy in our opinion.

Thank you for your participation in Franklin Large Cap Growth Fund. We welcome your comments and suggestions and look forward to serving your investment needs in the years ahead.


  /s/ Theresa Spath
-----------------------------
Theresa Spath

 /s/ Edward B. Jamiesom
-----------------------------
Edward B. Jamieson

 /s/ Matt Moberg
-----------------------------
Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND
--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

    CLASS A                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.76         $8.77           $11.53

    CLASS B                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.64           $11.39

    CLASS C                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.65           $11.40

    ADVISOR CLASS                CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.83           $11.58

PERFORMANCE

                                                                      INCEPTION
CLASS A                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -23.94%      -44.43%             -12.04%
Average Annual Total Return(2)       -28.29%      -47.64%              -7.51%
Value of $10,000 Investment(3)       $7,171       $5,236              $8,291
Avg. Ann. Total Return (9/30/01)(4)               -53.10%              -9.29%


                                                                      INCEPTION
CLASS B                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -24.14%      -44.81%             -13.46%
Average Annual Total Return(2)       -27.18%      -47.01%              -7.03%
Value of $10,000 Investment(3)       $7,282       $5,299              $8,395
Avg. Ann. Total Return (9/30/01)(4)               -52.55%              -8.78%


                                                                      INCEPTION
CLASS C                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -24.12%      -44.76%             -13.38%
Average Annual Total Return(2)       -25.66%      -45.86%              -6.20%
Value of $10,000 Investment(3)       $7,434       $5,414              $8,576
Avg. Ann. Total Return (9/30/01)(4)               -51.57%              -7.98%


                                                                      INCEPTION
ADVISOR CLASS                        6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -23.75%      -44.24%             -11.32%
Average Annual Total Return(2)       -23.75%      -44.24%              -4.88%
Value of $10,000 Investment(3)       $7,625       $5,576              $8,868
Avg. Ann. Total Return (9/30/01)(4)               -50.09%              -6.65%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we pro- vide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN  SMALL  CAP
GROWTH  FUND  II

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small Cap Growth Fund II seeks capital appreciation by investing at least 80% of its total assets in equity securities of small-capitalization companies with market capitalizations similar to that of the Russell 2000 Growth Index at the time of purchase.(1)
--------------------------------------------------------------------------------

This semiannual report of Franklin Small Cap Growth Fund II covers the period ended October 31, 2001. The six months under review were very difficult for the domestic equity market, particularly for small-cap growth stocks. The spring stock market rally abruptly turned into a sell-off in June as the U.S. economy showed very visible recessionary signs such as rising unemployment, earnings shortfalls and declining consumer confidence. The Federal Reserve Board (the
Fed) continued to proactively lower interest rates seeking to stimulate capital investment. Despite the Fed's aggressive actions, companies and consumers acted very conservatively by delaying spending and















1. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 66.

new investment. The terrorist attacks on September 11 further paralyzed domestic investment decisions and contributed to considerable equity market volatility.

For the six months ended October 31, 2001, Franklin Small Cap Growth Fund II - Class A posted a -16.36% cumulative total return, as shown in the Performance Summary beginning on page 34, compared with the -17.14% return of its bench-mark, the Russell 2000 Growth Index.(1) Although the Fund performed in line with its benchmark, it underperformed the broader market's -14.60% return as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period.(2) In a reversal of small-cap stock performance during the first six months of 2001, small-cap stocks underperformed large cap stocks during the third calendar quarter. In times of economic and market volatility such as we had during the period, investors typically flee small-cap stocks for more liquid, large-cap stocks.

This "flight to large caps" became even more pronounced in the wake of the September 11 terrorist attacks. The market volatility allowed us to deploy the Fund's sizable cash reserves to invest in what we considered were very reasonably priced small-cap stocks across many sectors. When making investment decisions, we worked to position the Fund to benefit from any potential economic recovery in the next 12 months. We believe many

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used bench-marks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                29.3%


Producer Manufacturing                10.0%


Technology Services*                   8.3%


Health Technology*                     5.6%


Process Industries                     5.4%


Consumer Services                      5.0%


Finance                                4.7%


Transportation                         3.9%


Commercial Services                    3.2%


Energy Minerals                        3.1%


Industrial Services                    2.2%


Non-Energy Minerals                    2.0%


Retail Trade                           1.9%


Other                                  2.2%


Short-Term Investments
& Other Net Assets                    13.2%




* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/01

COMPANY                         % OF TOTAL
INDUSTRY                         NET ASSETS

Varian Semiconductor
Equipment Associates Inc.           3.3%
Electronic Technology

Semtech Corp.                       3.0%
Electronic Technology

Alpharma Inc., A                    2.4%
Health Technology

Forward Air Corp.                   2.3%
Transportation

Rudolph Technologies Inc.           2.2%
Electronic Technology

National Instruments Corp.          1.8%
Technology Services

Mettler-Toledo
International Inc. (Switzerland)    1.8%
Producer Manufacturing

Integrated Circuit
Systems Inc.                        1.8%
Electronic Technology

Advanced Fibre
Communications Inc.                 1.8%
Electronic Technology

Jack Henry & Associates Inc.        1.7%
Technology Services

small-cap companies could show strong earnings growth should the economy turn around. We added to existing positions and initiated holdings in companies we determined had low valuations and relatively high potential for earnings growth. We found such opportunities in the specialty chemical, agricultural equipment and manufacturing sectors.

Looking forward, we believe the September 11 terrorist attacks will delay the timing of an economic recovery but that the Fed's actions and fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend on the nature of the U.S. response to the terrorists. If the campaign is largely covert and utilizes diplomatic channels, we believe the economy will gradually improve in 2002, and small-cap stocks purchased in the third quarter of 2001 will appreciate in the coming year should the economy pick up again.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


 /s/ Edward B. Jamieson
---------------------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP
GROWTH FUND II


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.68               $8.59            $10.27

CLASS B                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.69               $8.51            $10.20

CLASS C                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.69               $8.52            $10.21

ADVISOR CLASS                      CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.67               $8.64            $10.31

PERFORMANCE

                                                                       INCEPTION
CLASS A                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.36%          -26.46%      -14.10%
Average Annual Total Return(2)           -21.19%          -30.67%      -13.12%
Value of $10,000 Investment(3)           $7,881           $6,933       $8,096
Avg. Ann. Total Return (9/30/01)(4)                       -41.15%      -19.67%

                                                                       INCEPTION
CLASS B                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.57%          -26.89%      -14.90%
Average Annual Total Return(2)           -19.91%          -29.81%      -12.60%
Value of $10,000 Investment(3)           $8,009           $7,019       $8,170
Avg. Ann. Total Return (9/30/01)(4)                       -40.45%      -19.14%

                                                                       INCEPTION
CLASS C                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.55%          -26.87%      -14.80%
Average Annual Total Return(2)           -18.19%          -28.34%      -11.31%
Value of $10,000 Investment(3)           $8,181           $7,166       $8,351
Avg. Ann. Total Return (9/30/01)(4)                       -39.15%      -17.87%

                                                                       INCEPTION
ADVISOR CLASS                            6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.20%          -26.22%      -13.60%
Average Annual Total Return(2)           -16.20%          -26.22%       -9.28%
Value of $10,000 Investment(3)           $8,380           $7,378       $8,640
Avg. Ann. Total Return (9/30/01)(4)                       -37.31%      -15.86%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small-Mid Cap Growth Fund (formerly Franklin Small Cap Growth Fund I) seeks capital appreciation by investing at least 80% of its total assets in equity securities of small- and mid-sized companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or those with the highest market cap value in the Russell 2500 Growth Index at the time of purchase.(1) Mid-cap companies are those with market cap values greater than small-cap companies but not exceeding $8.5 billion.
--------------------------------------------------------------------------------

This semiannual report of Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2001. Effective September 1, 2001, Franklin Small Cap Growth Fund I changed its name to Franklin Small-Mid Cap Growth Fund. By broadening the portfolio's investment criteria to include mid-cap stocks, the Fund's managers will be able to search for investments among a greater number of innovative, fast-growing companies. It also allows the managers to reopen the Fund and add to positions in successful smaller companies as they grow. We believe that with the ability to choose among a greater number of more liquid securities, we will be able to effectively manage new assets while continuing to pursue a high level of performance.


1. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 73.

The six months under review were very difficult for the domestic equity market, particularly for small- and mid-cap growth stocks. The spring stock market rally abruptly turned into a sell-off in June as the U.S. economy showed very visible recessionary signs such as rising unemployment, earnings shortfalls and declining consumer confidence. The Federal Reserve Board (the Fed) continued to proactively lower interest rates seeking to stimulate capital investment. Despite the Fed's aggressive actions, companies and consumers acted very conservatively by delaying spending and new investment. The terrorist attacks on September 11 further paralyzed domestic investment decisions and contributed considerable equity market volatility.

Within this environment, Franklin Small-Mid Cap Growth Fund-Class A posted a -20.32% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 40. The Fund underperformed the -15.69% total return of its benchmark, the Russell 2500 Growth Index during the same period, principally due to its exposure to sectors that typically perform well early in an economic rebound such as media, transportation, technology, biotechnology and energy.(1) We began increasing the Fund's exposure to these early cyclical sectors in the second quarter of 2001 because many such stocks had fallen to valuations we found attractive. However, as the economy's downward slide accelerated during the period, many of these companies experienced further declines in demand as consumers and businesses delayed purchasing decisions.

Portfolio Breakdown
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                21.2%
Technology Services*                  13.2%
Finance                                9.6%
Health Technology*                     7.1%
Consumer Services                      5.5%
Industrial Services                    4.4%
Producer Manufacturing                 4.0%
Communications                         3.8%
Transportation                         3.4%
Energy Minerals                        2.7%
Health Services                        2.5%
Commercial Services                    2.1%
Consumer Non-Durables                  2.1%
Retail Trade                           1.8%
Real Estate                            1.8%
Utilities                              1.5%
Other                                  1.9%
Short-Term Investments
& Other Net Assets                    11.4%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Affiliated Computer
Services Inc., A                                                          2.8%
Technology Services

Mettler-Toledo
International Inc. (Switzerland)                                          1.6%
Producer Manufacturing

Expeditors International
of Washington Inc.                                                        1.5%
Transportation

Tektronix Inc.                                                            1.2%
Electronic Technology

Concord EFS Inc.                                                          1.1%
Technology Services

Micrel Inc.                                                               1.1%
Electronic Technology

Synopsys Inc.                                                             1.0%
Electronic Technology

Federated Investors Inc., B                                               1.0%
Finance

Varco International Inc.                                                  1.0%
Industrial Services

Waters Corp.                                                              1.0%
Electronic Technology


Concurrently, investors fled from small- and mid-cap stocks for the perceived safety of high profile large-cap stocks, further pressuring the Fund's performance. This "flight to large caps" became even more pronounced in the wake of the September 11 terrorist attacks. During the post-attack market volatility, we deployed the Fund's sizable cash reserves by investing in what we considered very reasonably priced small- and mid-cap stocks across many sectors. In selecting sectors and individual stocks, we worked to position the Fund to benefit from any potential economic recovery in the next 12 months. We believe that many small- and mid-cap companies in a wide variety of sectors could show strong earnings growth should the economy turn around.

Looking forward, we believe the September 11 terrorist attacks will delay the timing of an economic recovery but that the Fed's actions and fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend on the nature of the U.S. response to the terrorists. If the campaign is largely covert and utilizes diplomatic channels, we believe the economy will gradually improve in 2002, and small- and mid-cap stocks purchased in the third quarter of 2001 will appreciate in the coming year should the economy pick up again.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

CLASS A                               CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.94            $27.21           $34.15

CLASS C                               CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.88            $26.53           $33.41

ADVISOR CLASS                         CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.96            $27.41           $34.37

PERFORMANCE

                                                                       INCEPTION
CLASS A                              6-MONTH    1-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.32%    -41.11%     +51.29%    +280.16%
Average Annual Total Return(2)       -24.90%    -44.49%      +7.35%     +14.04%
Value of $10,000 Investment(3)       $7,510     $5,551     $14,260     $35,830
Avg. Ann. Total Return (9/30/01)(4)             -52.81%      +5.22%     +13.21%

                                                                       INCEPTION
CLASS C                              6-MONTH    1-YEAR      5-YEAR     (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.59%    -41.55%     +45.75%     +75.88%
Average Annual Total Return(2)       -22.18%    -42.71%      +7.61%      +9.54%
Value of $10,000 Investment(3)       $7,782     $5,729     $14,432     $17,411
Avg. Ann. Total Return (9/30/01)(4)             -51.32%      +5.45%      +8.20%

                                                                       INCEPTION
ADVISOR CLASS(5)                     6-MONTH    1-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.25%    -41.00%     +55.10%    +289.73%
Average Annual Total Return(2)       -20.25%    -41.00%      +9.17%     +15.03%
Value of $10,000 Investment(3)       $7,975     $5,900     $15,510     $38,973
Avg. Ann. Total Return (9/30/01)(4)             -49.84%      +7.00%     +14.20%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.95% and +8.14%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN  STRATEGIC  SERIES
Financial Highlights

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                        CLASS A
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .          $15.30                    $25.22                      $10.00
                                                           =========================================================================
Income from investment operations:
   Net investment loss(a). . . . . . . . . . . . . . .            (.07)                     (.17)                       (.15)
   Net realized and unrealized gains (losses) . . . ..           (3.56)                    (9.74)                      15.86
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .           (3.63)                    (9.91)                      15.71
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . . . . . . . . . . . . . . .              --                        --                        (.02)

   Net realized gains . . . . . . . . . . . . . . . .               --                      (.01)                       (.47)
                                                           -------------------------------------------------------------------------
Total distributions . . . . . . . . . . . . . . . . .               --                      (.01)                       (.49)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .          $11.67                    $15.30                      $25.22
                                                           =========================================================================

Total return(b) . . . . . . . . . . . . . . . . . . .           (23.79)%                  (39.31)%                    158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .          $95,584                  $127,678                    $171,976
Ratios to average net assets:
   Expenses . . . . . . . . . . . . . . . . . . . . .             1.40%(c)                  1.25%                       1.24%(c)
   Expenses excluding waiver and payments by affiliate            1.53%(c)                  1.35%                       1.28%(c)
   Net investment loss . . . . . . . . . . . . . . . .           (.97)%(c)                  (.77)%                      (.68)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .            48.84%                   157.74%                     148.67%


(a)   Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                        CLASS B
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .           $15.17                  $25.18                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . . .. . .             (.11)                   (.31)                        (.30)
   Net realized and unrealized gains (losses) . .. . .            (3.53)                  (9.69)                       15.95
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .            (3.64)                 (10.00)                       15.65
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . .. . . . . . . . . . . . .                --                      --                           --(e)
   Net realized gains . . .  . . . . . . . . . . . . .               --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .           $11.53                  $15.17                       $25.18
                                                           =========================================================================
Total return(b) . . . . . . . . . . . . . . . . . . .            (23.99)%                (39.73)%                     157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .           $20,145                 $27,587                      $33,613
Ratios to average net assets:
   Expenses . . . . . . . .. . . . . . . . . . . . . .             2.07%(c)                1.90%                        1.86%(c)
   Expenses excluding waiver and payments by affiliate             2.20%(c)                2.00%                        1.90%(c)
   Net investment loss . .  . . . . . . . . . . . . .             (1.64)%(c)              (1.42)%                      (1.31)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .             48.84%                 157.74%                      148.67%

(a)   Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

(e)   Includes distributions of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                        CLASS C
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . .               $15.14                  $25.12                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . .. .                 (.11)                   (.31)                        (.30)
   Net realized and unrealized gains (losses) .. .                (3.52)                  (9.66)                       15.89
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . .                (3.63)                  (9.97)                       15.59
                                                           -------------------------------------------------------------------------
Less distributions from net realized gains . . . .                   --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . .               $11.51                  $15.14                       $25.12
                                                           =========================================================================

Total return(b) . . . . . . . . . . . . . . . . . .              (23.98)%                (39.71)%                     156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . .             $40,262                 $60,294                      $80,473
Ratios to average net assets:
   Expenses . . . . . . . . . . .. . . . . . . . . . .             2.07%(c)                1.89%                        1.88%(c)
   Expenses excluding waiver and payments by affiliate             2.20%(c)                1.99%                        1.92%(c)
   Net investment loss . . . . . . . . . . . . . . . .            (1.63)%(c)              (1.41)%                      (1.34)%(c)
Portfolio turnover rate . . . .... . . . . . . . . . .            48.84%                 157.74%                      148.67%

(a)   Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                       ADVISOR CLASS
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .           $15.40                  $25.31                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . . . . .              (.04)                   (.09)                        (.05)
   Net realized and unrealized gains (losses) . . . .             (3.60)                  (9.81)                       15.86
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .            (3.64)                  (9.90)                       15.81
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . . . . . . . . . . . . . . .               --                      --                         (.03)
   Net realized gains . . . . . . . . . . . . . . . .                --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Total distributions . . . . . . . . . . . . . . . . .                --                    (.01)                        (.50)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .           $11.76                  $15.40                       $25.31
                                                           =========================================================================
Total return(b) . . . . . . . . . . . . . . . . . . .            (23.64)%                (39.13)%                     159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .            $8,927                 $22,276                      $46,726
Ratios to average net assets:
   Expenses . . . . . . . . . . . . . . . . . . . . .              1.07%(c)                 .90%                         .90%(c)
   Expenses excluding waiver and payments by affiliate             1.20%(c)                1.00%                         .94%(c)
   Net investment loss . . . . . . . . . . . . . . . .             (.60)%(c)               (.42)%                       (.25)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .             48.84%                 157.74%                     148.67%


(a)   Based on average shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.


                      See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

       FRANKLIN AGGRESSIVE GROWTH FUND                                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 85.2%
(a)    COMMERCIAL SERVICES 2.1%
       Exult Inc.                                                                                   250,000    $ 3,500,000
                                                                                                               -----------

(a)    COMMUNICATIONS 1.1%
       Nextel Communications Inc., A                                                                230,000      1,828,500
                                                                                                               -----------

(a)    CONSUMER SERVICES 9.3%
       AOL Time Warner Inc.                                                                          85,000      2,652,850
       CEC Entertainment Inc.                                                                        90,000      3,486,600
       Entravision Communications Corp.                                                             380,000      4,028,000
       MGM Mirage Inc.                                                                              100,000      2,230,000
       Univision Communications Inc., A                                                             120,000      3,000,000
                                                                                                               -----------
                                                                                                                15,397,450
                                                                                                               -----------

(a)    DISTRIBUTION SERVICES 1.6%
       Andrx Group                                                                                   40,000      2,597,200
                                                                                                               -----------

(a)    ELECTRONIC TECHNOLOGY 27.2%
       Advanced Fibre Communications Inc.                                                           115,000      2,142,450
       Agere Systems Inc., A                                                                        460,000      2,116,000
       Avocent Corp.                                                                                115,000      2,145,900
       Cirrus Logic Inc.                                                                            188,200      2,094,666
       Integrated Device Technology Inc.                                                             80,000      2,228,000
       Jabil Circuit Inc.                                                                           115,000      2,438,000
       KLA-Tencor Corp.                                                                              60,000      2,451,600
       L-3 Communications Holdings Inc.                                                              27,500      2,388,925
       Lam Research Corp.                                                                           160,000      3,033,600
       Lexmark International Inc.                                                                    80,000      3,580,000
       Logicvision Inc.                                                                             135,900      1,305,999
       McDATA Corp., B                                                                              200,000      3,134,000
       PMC-Sierra Inc. (Canada)                                                                      85,000      1,379,550
       Polycom Inc.                                                                                  85,000      2,548,300
       QUALCOMM Inc.                                                                                 80,000      3,929,600
       Rudolph Technologies Inc.                                                                     75,000      1,897,500
       Semtech Corp.                                                                                 78,000      2,944,500
       Tektronix Inc.                                                                               155,000      3,053,500
                                                                                                               -----------
                                                                                                                44,812,090
                                                                                                               -----------
(a)    FINANCE 2.7%
       Investment Technology Group Inc.                                                              68,000      4,379,880
                                                                                                               -----------

(a)    HEALTH SERVICES 2.4%
(b)    Anthem Inc.                                                                                    4,100        171,708
       Caremark Rx Inc.                                                                             280,000      3,752,000
                                                                                                               -----------
                                                                                                                 3,923,708
                                                                                                               -----------

       HEALTH TECHNOLOGY 11.2%
(a)    Abgenix Inc.                                                                                 105,000      3,127,950
(a)    Celgene Corp.                                                                                 80,000      2,633,600
(a)    COR Therapeutics Inc.                                                                        100,000      2,253,000
       Galen Holdings PLC, ADR (United Kingdom)                                                      60,000      2,595,000
(a)    MedImmune Inc.                                                                                80,000      3,139,200

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

       FRANKLIN AGGRESSIVE GROWTH FUND                                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       HEALTH TECHNOLOGY (CONT.)
       Pfizer Inc.                                                                                   59,000    $ 2,472,100
       Pharmacia Corp.                                                                               54,000      2,188,080
                                                                                                               -----------
                                                                                                                18,408,930
                                                                                                               -----------

(a)    RETAIL TRADE 5.4%
       Abercrombie & Fitch Co., A                                                                   145,000      2,728,900
       Cost Plus Inc.                                                                               108,000      2,100,600
       Williams-Sonoma Inc.                                                                         160,000      4,144,000
                                                                                                               -----------
                                                                                                                 8,973,500
                                                                                                               -----------

       TECHNOLOGY SERVICES 17.3%
(a)    Affiliated Computer Services Inc., A                                                          53,000      4,666,650
(a)    Amdocs Ltd.                                                                                  100,000      2,611,000
(a)    Cadence Design Systems Inc.                                                                  100,000      2,114,000
(a)    Concord EFS Inc.                                                                             184,000      5,036,080
(a)    Inforte Corp.                                                                                230,000      2,458,700
(a)    Mercury Interactive Corp.                                                                     65,000      1,548,300
       Paychex Inc.                                                                                 110,000      3,526,600
(a)    PeopleSoft Inc.                                                                               65,000      1,935,050
(a)    Precise Software Solutions Ltd. (Israel)                                                     118,000      2,254,980
(a)    Predictive Systems Inc.                                                                      575,200        736,256
(a)    Sapient Corp.                                                                                366,600      1,580,046
                                                                                                               -----------
                                                                                                                28,467,662
                                                                                                               -----------

       TRANSPORTATION 4.9%
(a)    Atlas Air Worldwide Holdings Inc.                                                             52,100        672,611
       Expeditors International of Washington Inc.                                                  105,400      4,764,080
(a)    Forward Air Corp.                                                                            103,100      2,714,623
                                                                                                               -----------
                                                                                                                 8,151,314
                                                                                                               -----------
       TOTAL COMMON STOCKS (COST $160,581,103)                                                                 140,440,234
                                                                                                               -----------

(a),(c)PREFERRED STOCKS .6%
       Micro Photonix Integration Corp., pfd., C (COST $2,079,464)                                  329,274      1,037,213
                                                                                                               -----------
       TOTAL LONG TERM INVESTMENTS (COST $162,660,567)                                                         141,477,447
                                                                                                               -----------

(d)    SHORT TERM INVESTMENTS 14.5%
       Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $23,958,809)          23,958,809     23,958,809
                                                                                                               ===========
       TOTAL INVESTMENTS (COST $186,619,376) 100.3%                                                            165,436,256
       OTHER ASSETS, LESS LIABILITIES (.3)%                                                                       (519,386)
                                                                                                               ===========
       NET ASSETS 100.0%                                                                                      $164,916,870
                                                                                                               ===========

a    Non-income producing

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

c    See Note 6 regarding restricted securities.

d    See Note 3 regarding investment in the "Sweep Money Fund."


                       See notes to financial statements.                     47

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN CALIFORNIA GROWTH FUND

                                                                                          CLASS A
                                                ------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                OCTOBER 31, 2001    ----------------------------------------------------------------
                                                   (UNAUDITED)          2001           2000        1999         1998         1997
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period              $     34.05       $    50.15     $    25.82    $  24.97    $   19.35    $   18.26
                                                ------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                        (.03)              --            .05         .10          .14          .13
  Net realized and unrealized gains(losses)             (5.53)          (13.47)         24.36        1.42         6.48         1.51
                                                ------------------------------------------------------------------------------------
Total from investment operations                        (5.56)          (13.47)         24.41        1.52         6.62         1.64
                                                ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    --             (.19)          (.08)       (.14)        (.14)        (.12)

  Net realized gains                                       --            (2.44)            --        (.53)        (.86)        (.43)
                                                ------------------------------------------------------------------------------------
Total distributions                                        --            (2.63)          (.08)       (.67)       (1.00)        (.55)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                    $     28.49       $    34.05     $    50.15    $  25.82    $   24.97    $   19.35
                                                ====================================================================================

Total return(b)                                        (16.33)%         (27.84)%        94.90%       6.39%       34.98%        8.94%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                 $ 1,324,640       $1,680,032     $2,025,864    $780,598    $ 721,254    $ 282,898

Ratios to average net assets:
  Expenses                                               1.01%(c)          .88%           .88%       1.00%         .99%        1.08%

  Net investment income (loss)                           (.18)%(c)          --            .11%        .41%         .67%         .84%

Portfolio turnover rate                                 29.69%           35.47%         61.04%      52.76%       48.52%       44.81%

a    Based on average shares outstanding effective year ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                 CLASS B
                                                     -----------------------------------------------------------------
                                                     SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 2001       ------------------------------------------
                                                       (UNAUDITED)             2001            2000           1999(d)
                                                     -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $   33.43           $   49.64        $  25.75        $ 24.31
                                                     -----------------------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                     (.14)               (.33)           (.28)          (.01)
  Net realized and unrealized gains (losses)                (5.43)             (13.25)          24.24           1.45
                                                     -----------------------------------------------------------------
Total from investment operations                            (5.57)             (13.58)          23.96           1.44
                                                     -----------------------------------------------------------------
Less distributions from:
  Net investment income                                        --                (.19)           (.07)            --
  Net realized gains                                           --               (2.44)             --             --
                                                     -----------------------------------------------------------------
Total distributions                                            --               (2.63)           (.07)            --
                                                     -----------------------------------------------------------------
Net asset value, end of period                          $   27.86           $   33.43        $  49.64        $ 25.75
                                                     =================================================================

Total return(b)                                            (16.69)%            (28.36)%         93.35%          5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $ 103,160           $ 119,847        $ 63,960        $ 2,657
Ratios to average net assets:
  Expenses                                                   1.76%(c)            1.63%           1.63%          1.75%(c)
  Net investment loss                                        (.94)%(c)           (.76)%          (.61)%        (.33)%(c)
Portfolio turnover rate                                     29.69%              35.47%          61.04%         52.76%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                        CLASS C
                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001  ---------------------------------------------------------------
                                                    (UNAUDITED)        2001          2000        1999         1998         1997(d)
                                                 ---------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $   33.50      $   49.55    $    25.63    $   24.81    $   19.27    $  18.05
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                        (.14)          (.34)         (.25)        (.07)          --         .05
  Net realized and unrealized gains (losses)            (5.44)        (13.27)        24.19         1.42         6.43        1.65
                                                 ---------------------------------------------------------------------------------
Total from investment operations                        (5.58)        (13.61)        23.94         1.35         6.43        1.70
                                                 ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    --             --          (.02)          --         (.03)       (.05)
  Net realized gains                                       --          (2.44)           --         (.53)        (.86)       (.43)
                                                 ---------------------------------------------------------------------------------
Total distributions                                        --          (2.44)         (.02)        (.53)        (.89)       (.48)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period                      $   27.92      $   33.50    $    49.55    $   25.63    $   24.81    $  19.27
                                                 =================================================================================

Total return(b)                                        (16.69)%       (28.39)%       93.46%        5.67%       34.02%       9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $ 285,079      $ 370,165    $  428,192    $ 159,310    $ 122,701    $ 24,556
Ratios to average net assets:
  Expenses                                               1.76%(c)       1.63%         1.63%        1.75%        1.74%       1.86%(c)
  Net investment income (loss)                           (.94)%(c)      (.74)%        (.64)%       (.33)%       (.10)%       .05%(c)
Portfolio turnover rate                                 29.69%         35.47%        61.04%       52.76%       48.52%      44.81%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period September 3, 1996 (effective date) to April 30, 1997.


50                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS       VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS 94.8%
(a)    COMMERCIAL SERVICES 2.6%
       Exult Inc.                                                                                   350,000   $  4,900,000
       On Assignment Inc.                                                                           500,000      8,105,000
       Resources Connection Inc.                                                                    500,000     11,145,000
       Robert Half International Inc.                                                             1,000,000     20,630,000
                                                                                                               -----------
                                                                                                                44,780,000
                                                                                                               -----------

       CONSUMER DURABLES 5.3%
(a)    Activision Inc.                                                                              500,000     18,075,000
(a)    Electronic Arts Inc.                                                                         250,000     12,865,000
       Mattel Inc.                                                                                3,150,000     59,629,500
                                                                                                               -----------
                                                                                                                90,569,500
                                                                                                               -----------

       CONSUMER NON-DURABLES 1.7%
       Clorox Co.                                                                                   650,000     23,205,000
(a)    Quiksilver Inc.                                                                              500,000      6,585,000
                                                                                                               -----------
                                                                                                                29,790,000
                                                                                                               -----------

       CONSUMER SERVICES 7.8%
(a)    eBay Inc.                                                                                    400,000     20,992,000
(a)    Entravision Communications Corp.                                                           1,250,000     13,250,000
(a)    Fox Entertainment Group Inc., A                                                            1,350,000     29,713,500
(a)    Jack in the Box Inc.                                                                         550,000     13,530,000
       McClatchy Co., A                                                                             184,800      7,687,680
(a)    Pixar Inc.                                                                                   200,000      7,380,000
(a)    Ticketmaster Inc., B                                                                         519,400      7,084,616
(a)    Univision Communications Inc., A                                                           1,000,000     25,000,000
       The Walt Disney Co.                                                                          473,200      8,796,788
                                                                                                               -----------
                                                                                                               133,434,584
                                                                                                               -----------

       DISTRIBUTION SERVICES 1.6%
       McKesson Corp.                                                                               750,000     27,742,500
                                                                                                               -----------

       ELECTRONIC TECHNOLOGY 17.8%
(a)    Agilent Technologies Inc.                                                                    300,000      6,681,000
(a)    Apple Computer Inc.                                                                          250,000      4,390,000
(a)    Applied Materials Inc.                                                                       425,000     14,496,750
(a)    CisCo.Systems Inc.                                                                         1,000,000     16,920,000
(a)    Coherent Inc.                                                                                550,000     14,575,000
(a)    Flextronics International Ltd. (Singapore)                                                   700,000     13,930,000
       Intel Corp.                                                                                  650,000     15,873,000
(a)    International Rectifier Corp.                                                                400,000     14,044,000
(a)    Intersil Corp.                                                                               482,900     15,814,975
(a)    KLA-Tencor Corp.                                                                             450,000     18,387,000
(a)    Lam Research Corp.                                                                           900,000     17,064,000
       Linear Technology Corp.                                                                      400,000     15,520,000
(a)    Micrel Inc.                                                                                  500,000     12,575,000
(a)    Novellus Systems Inc.                                                                        425,000     14,037,750
(a)    Polycom Inc.                                                                                 550,000     16,489,000
(a)    Sanmina Corp.                                                                                600,000      9,084,000
(a)    Semtech Corp.                                                                                750,000     28,312,500

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS       VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
(a)    Solectron Corp. ........................................................................     500,000   $  6,150,000
(a)    Sun Microsystems Inc. ..................................................................   1,000,000     10,150,000
(a)    Titan Corp. ............................................................................     520,000     13,587,600
(a)    ViaSat Inc. ............................................................................     500,000      7,405,000
(a)    Vitesse Semiconductor Corp. ............................................................     400,000      3,776,000
(a)    Xilinx Inc. ............................................................................     550,000     16,731,000
                                                                                                               -----------
                                                                                                               305,993,575
                                                                                                               -----------

       ENERGY MINERALS 2.1%
       ChevronTexaco Corp. ....................................................................     400,000     35,420,000
                                                                                                               -----------

       FINANCE 11.0%
       Charles Schwab Corp. ...................................................................   1,350,000     17,388,000
       City National Corp. ....................................................................     600,000     24,600,000
       Countrywide Credit Industries Inc. .....................................................     350,000     13,975,500
(a)    E*TRADE Group Inc. .....................................................................   2,400,000     15,672,000
       Golden State Bancorp Inc. ..............................................................   1,000,000     25,360,000
       The PMI Group Inc. .....................................................................     525,000     29,111,250
(a)    Silicon Valley Bancshares...............................................................   1,102,500     25,842,600
       UCBH Holdings Inc. .....................................................................     250,000      7,250,000
       Wells Fargo & Co. ......................................................................     750,000     29,625,000
                                                                                                               -----------
                                                                                                               188,824,350
                                                                                                               -----------

(a)    HEALTH SERVICES 4.5%
       Tenet Healthcare Corp. .................................................................     700,000     40,264,000
       Wellpoint Health Networks Inc. .........................................................     325,000     36,266,750
                                                                                                               -----------
                                                                                                                76,530,750
                                                                                                               -----------

       HEALTH TECHNOLOGY 17.0%
(a)    Abgenix Inc. ...........................................................................     500,000     14,895,000
(a)    Affymetrix Inc. ........................................................................     400,000     12,020,000
       Allergan Inc. ..........................................................................     300,000     21,537,000
(a)    Amgen Inc. .............................................................................     750,000     42,615,000
(a)    Arena Pharmaceuticals Inc. .............................................................     200,000      2,260,000
(a)    BioMarin Pharmaceutical Inc. ...........................................................     952,381     10,857,143
(a),(b)BioMarin Pharmaceutical Inc., wts., 5/16/04.............................................     142,857             --
(a)    Chiron Corp. ...........................................................................     311,000     16,738,020
(a)    COR Therapeutics Inc. ..................................................................     750,000     16,897,500
(a)    CV Therapeutics Inc. ...................................................................     250,000      9,860,000
(a)    Exelixis Inc. ..........................................................................     300,000      4,020,000
(a)    Genentech Inc. .........................................................................     650,000     33,962,500
(a)    IDEC Pharmaceuticals Corp. .............................................................     400,000     23,992,000
(a)    Inhale Therapeutic Systems Inc. ........................................................     474,912      8,310,960
(a)    Invitrogen Corp. .......................................................................     250,013     15,335,797
(a)    Molecular Devices Corp. ................................................................     275,000      4,452,250
(a)    SICOR Inc. .............................................................................     500,000      9,375,000
(a)    Thoratec Corp. .........................................................................     750,000     14,625,000
(a)    Watson Pharmaceuticals Inc. ............................................................     600,000     28,608,000
                                                                                                               -----------
                                                                                                               290,361,170
                                                                                                               -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS (CONT.)
       INDUSTRIAL SERVICES .8%
       Granite Construction Inc. ..............................................................     525,000   $   13,072,500
                                                                                                              --------------

       NON-ENERGY MINERALS .6%
       Reliance Steel & Aluminum Co. ..........................................................     412,000        9,537,800
                                                                                                              --------------

       PRODUCER MANUFACTURING 2.3%
       Avery Dennison Corp. ...................................................................     300,000       13,890,000
(a)    Varian Inc. ............................................................................   1,000,000       25,340,000
                                                                                                              --------------
                                                                                                                  39,230,000
                                                                                                              --------------

       REAL ESTATE 5.7%
       Alexandria Real Estate Equities Inc. ...................................................     300,000       12,060,000
       AMB Property Corp. .....................................................................     750,000       18,232,500
       Arden Realty Inc. ......................................................................     550,000       13,546,500
(a)    Catellus Development Corp. .............................................................   1,200,000        2,640,000
       Essex Property Trust Inc. ..............................................................     400,000       18,740,000
       Health Care Property Investors Inc. ....................................................     400,000       14,888,000
                                                                                                              --------------
                                                                                                                  98,107,000
                                                                                                              --------------

       RETAIL TRADE 4.5%
(a)    Cost Plus Inc. .........................................................................     440,000        8,558,000
       GAP Inc. ...............................................................................   1,250,000       16,337,500
(a)    Safeway Inc. ...........................................................................     850,000       35,402,500
(a)    Williams-Sonoma Inc. ...................................................................     650,000       16,835,000
                                                                                                              --------------
                                                                                                                  77,133,000
                                                                                                              --------------

       TECHNOLOGY SERVICES 5.5%
       Adobe Systems Inc. .....................................................................     300,000        7,920,000
(a)    Cadence Design Systems Inc. ............................................................     800,000       16,912,000
(a)    Intuit Inc. ............................................................................     500,000       20,110,000
(a)    Liberate Technologies Inc. .............................................................     800,000        7,904,000
(a)    Macrovision Corp. ......................................................................     225,000        5,537,250
(a)    Mercury Interactive Corp. ..............................................................     331,200        7,889,184
(a)    NetIQ Corp. ............................................................................     177,900        5,007,885
(a)    Openwave Systems Inc. ..................................................................     225,000        1,739,250
(a)    PeopleSoft Inc. ........................................................................     400,000       11,908,000
(a)    VeriSign Inc. ..........................................................................      50,000        1,935,500
(a)    VERITAS Software Corp. .................................................................     300,000        8,514,000
                                                                                                              --------------
                                                                                                                  95,377,069
                                                                                                              --------------

       TRANSPORTATION 1.6%
       Expeditors International of Washington Inc. ............................................     600,000       27,120,000
                                                                                                              --------------

       UTILITIES 2.4%
       American States Water Co. ..............................................................     165,000        5,511,000
       California Water Service Group. ........................................................     180,000        4,546,800
(a)    Calpine Corp. ..........................................................................   1,250,000       30,937,500
                                                                                                              --------------
                                                                                                                  40,995,300
                                                                                                              --------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $1,582,665,614)..................................                1,624,019,098
                                                                                                              --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
       PREFERRED STOCKS 1.4%
(a),(b)ELECTRONIC TECHNOLOGY
       Anda Networks Inc., pfd., D..........................................................        145,772   $      218,658
       Kestrel Solutions Inc., pfd., D......................................................        124,712          224,482
                                                                                                              --------------
                                                                                                                     443,140
                                                                                                              --------------

(a),(b)HEALTH TECHNOLOGY 1.4%
       Fibrogen Inc., pfd., E...............................................................      2,227,171        9,999,998
       Masimo Corp., pfd., F................................................................        772,727        4,249,999
       Pro*duct Health Inc., pfd. C.........................................................      2,028,398       10,000,002
                                                                                                              --------------
                                                                                                                  24,249,999
                                                                                                              --------------
       TOTAL PREFERRED STOCKS (COST $32,124,994)............................................                      24,693,139
                                                                                                              --------------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
       CONVERTIBLE BONDS 1.0%
       ELECTRONIC TECHNOLOGY .1%
       Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05.......................................      $ 790,000          916,400
                                                                                                              --------------
       HEALTH TECHNOLOGY .9%
       ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08.................................      9,600,000        9,360,000
       Intermune Inc., cvt., 5.75%, 7/15/06.................................................      4,190,000        5,646,025
                                                                                                              --------------
                                                                                                                  15,006,025
                                                                                                              --------------
       TOTAL CONVERTIBLE BONDS (COST $14,913,822)...........................................                      15,922,425
                                                                                                              --------------
       TOTAL LONG TERM INVESTMENTS (COST $1,629,704,430) 97.2%..............................                   1,664,634,662
                                                                                                              --------------

       SHORT TERM INVESTMENTS 2.9%
(c)    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $50,423,733).....     50,423,733       50,423,733
                                                                                                              --------------

       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,680,128,163) 100.1% .........                   1,715,058,395
                                                                                                              --------------

(d)    REPURCHASE AGREEMENTS 4.4%
       Bear, Stearns & Co. Inc., 2.64%, 11/01/01, (Maturity Value $15,002,200)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds.............................    15,001,100       15,001,100
       Credit Suisse First Boston Corp., 2.64%, 11/01/01, (Maturity Value $15,002,200)
         Collateralized by U.S. Government Agency Securities.................................    15,001,100       15,001,100
       Goldman Sachs & Co., 2.63%, 11/01/01, (Maturity Value $15,002,192)
         Collateralized by U.S. Treasury Notes and U.S. Government Agency Securities.........    15,001,096       15,001,096
       Lehman Brothers Inc., 2.62%, 11/01/01, (Maturity Value $15,673,281)
         Collateralized by U.S. Government Agency Securities.................................    15,672,141       15,672,141
       UBS Warburg LLC, 2.65%, 11/01/01, (Maturity Value $15,002,208)
         Collateralized by U.S. Government Agency Securities.................................    15,001,104       15,001,104
                                                                                                              --------------
       TOTAL REPURCHASE AGREEMENTS (COST $75,676,541)........................................                     75,676,541
                                                                                                              --------------
       TOTAL INVESTMENTS (COST $1,755,804,074) 104.5%........................................                  1,790,734,936
       OTHER ASSETS, LESS LIABILITIES (4.5)%.................................................                    (77,856,416)
                                                                                                              --------------
       NET ASSETS 100.0%.....................................................................                 $1,712,878,520
                                                                                                              ==============

a    Non-income producing

b    See Note 6 regarding restricted securities.

c    See Note 3 regarding investment in the "Sweep Money Fund."

d    See Note 1(d) regarding securities lending.


54                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN LARGE CAP GROWTH FUND

                                                                             CLASS A
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(d)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $    11.53        $    14.85        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 .02              (.05)             (.06)
  Net realized and unrealized gains (losses)                    (2.78)            (3.24)             4.91
                                                         ---------------------------------------------------
Total from investment operations                                (2.76)            (3.29)             4.85
                                                         ---------------------------------------------------
Less distributions from:
  Net investment income                                            --              (.01)               --(e)
  Net realized gains                                               --              (.02)               --
                                                         ---------------------------------------------------
Total distributions                                                --              (.03)               --
                                                         ---------------------------------------------------
Net asset value, end of period                             $     8.77        $    11.53        $    14.85
                                                         ===================================================

Total return(b)                                                (23.94)%          (22.17)%           48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   48,820        $   63,999        $   39,402
Ratios to average net assets:
  Expenses                                                       1.36%(c)          1.25%             1.23%(c)
  Expenses excluding waiver and payments by affiliate            1.39%(c)          1.27%             1.39%(c)
  Net investment income (loss)                                    .46%(c)          (.31)%            (.46)%(c)
Portfolio turnover rate                                         72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    For the period June 7, 1999 (effective date) to April 30, 2000.

e    Includes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             CLASS B
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(e)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $    11.39        $    14.77        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                       (.01)             (.13)             (.13)
  Net realized and unrealized gains (losses)                  (2.74)            (3.23)             4.90
                                                         ---------------------------------------------------
Total from investment operations                              (2.75)            (3.36)             4.77
                                                         ---------------------------------------------------

Less distributions from:
  Net investment income                                          --                --(d)             --
  Net realized gains                                             --              (.02)               --
                                                         ---------------------------------------------------
Net asset value, end of period                           $     8.64        $    11.39        $    14.77
                                                         ===================================================

Total return(b)                                              (24.14)%          (22.76)%           47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $    6,314        $    8,294        $    4,502
Ratios to average net assets:
  Expenses                                                     2.01%(c)          1.89%             1.84%(c)
  Expenses excluding waiver and payments by affiliate          2.04%(c)          1.91%             2.00%(c)
  Net investment loss                                         (.20)%(c)          (.94)%           (1.06)%(c)
Portfolio turnover rate                                       72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    Includes distributions of net investment income in the amount of $.003.

e    For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             CLASS C
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(d)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $    11.40        $    14.77        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                         (.01)             (.13)             (.14)
  Net realized and unrealized gains (losses)                    (2.74)            (3.22)             4.91
                                                         ---------------------------------------------------
Total from investment operations                                (2.75)            (3.35)             4.77
                                                         ---------------------------------------------------
Less distributions from net realized gains                         --              (.02)               --
                                                         ---------------------------------------------------
Net asset value, end of period                             $     8.65        $    11.40        $    14.77
                                                         ===================================================

Total return(b)                                                (24.12)%          (22.71)%           47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   40,255        $   55,071        $   35,345
Ratios to average net assets:
  Expenses                                                       2.01%(c)          1.89%             1.90%(c)
  Expenses excluding waiver and payments by affiliate            2.04%(c)          1.91%             2.06%(c)
  Net investment loss                                            (.21)%(c)         (.96)%           (1.13)%(c)
Portfolio turnover rate                                         72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             ADVISOR CLASS
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(e)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $    11.58        $    14.88        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)                                .05                --(d)           (.01)
 Net realized and unrealized gains (losses)                   (2.80)            (3.26)             4.91
                                                         ---------------------------------------------------
Total from investment operations                              (2.75)            (3.26)             4.90
                                                         ---------------------------------------------------
Less distributions from:
 Net investment income                                           --              (.02)             (.02)
 Net realized gains                                              --              (.02)               --
                                                         ---------------------------------------------------
Total distributions                                              --              (.04)             (.02)
                                                         ---------------------------------------------------
Net asset value, end of period                           $     8.83        $    11.58        $    14.88
                                                         ===================================================

Total return(b)                                              (23.75)%          (21.95)%           49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $    9,425        $   17,771        $   19,902
Ratios to average net assets:
 Expenses                                                      1.00%(c)           .90%              .90%(c)
 Expenses excluding waiver and payments by affiliate           1.03%(c)           .92%             1.06%(c)
 Net investment income (loss)                                   .88%(c)           .01%             (.06)%(c)
Portfolio turnover rate                                       72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b    Total return is not annualized for periods less than one year.

c    Annualized

d    Includes net investment income in the amount of $.001.

e    For the period June 7, 1999 (effective date) to April 30, 2000.


58                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)


FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 93.3%

       COMMERCIAL SERVICES .7%
(a)    Sungard Data Systems Inc.                                                                     30,000   $    756,000
                                                                                                              ------------

       COMMUNICATIONS 3.6%
(a)    Nextel Communications Inc., A                                                                 85,000        675,750
       SBC Communications Inc.                                                                       45,000      1,714,950
       Sprint Corp. (FON Group)                                                                      70,000      1,400,000
                                                                                                              ------------
                                                                                                                 3,790,700
                                                                                                              ------------

       CONSUMER NON-DURABLES 4.8%
       Anheuser-Busch Cos. Inc.                                                                      35,000      1,458,100
       Coca-Cola Co.                                                                                 20,000        957,600
       Estee Lauder Cos. Inc., A                                                                     25,000        806,250
       Kimberly-Clark Corp.                                                                          15,000        832,650
       Philip Morris Cos. Inc.                                                                       20,000        936,000
                                                                                                              ------------
                                                                                                                 4,990,600
                                                                                                              ------------

       CONSUMER SERVICES 9.6%
(a)    AOL Time Warner Inc.                                                                          54,000      1,685,340
(a)    Clear Channel Communications Inc.                                                             35,000      1,334,200
(a)    Comcast Corp., A                                                                              40,000      1,433,600
(a)    eBay Inc.                                                                                     16,000        839,680
(a)    Fox Entertainment Group Inc., A                                                               35,500        781,355
       McDonald's Corp.                                                                              10,000        260,700
(a)    Univision Communications Inc., A                                                              66,000      1,650,000
(a)    Viacom Inc., B                                                                                33,000      1,204,830
       The Walt Disney Co.                                                                           50,000        929,500
                                                                                                              ------------
                                                                                                                10,119,205
                                                                                                              ------------

       DISTRIBUTION SERVICES 2.5%
(a)    AmeriSourceBergen Corp.                                                                       30,000      1,906,800
(a)    Andrx Group                                                                                    6,000        389,580
       McKesson Corp.                                                                                10,000        369,900
                                                                                                              ------------
                                                                                                                 2,666,280
                                                                                                              ------------

       ELECTRONIC TECHNOLOGY 19.4%
       Adobe System Inc.                                                                             15,000        396,000
(a)    Agere Systems Inc., A                                                                         80,000        368,000
(a)    Agilent Technologies Inc.                                                                     35,000        779,450
(a)    Applied Materials Inc.                                                                        20,000        682,200
       Boeing Co.                                                                                     9,000        293,400
(a)    Celestica Inc.(Canada)                                                                        30,000      1,029,600
(a)    CIENA Corp.                                                                                   11,000        178,860
(a)    Cisco Systems Inc.                                                                            63,100      1,067,652
       Compaq Computer Corp.                                                                        110,000        962,500
(a)    Comverse Technology Inc.                                                                      12,100        227,601
       General Dynamics Corp.                                                                        13,000      1,060,800
       Intel Corp.                                                                                   79,400      1,938,948
       International Business Machines Corp.                                                         15,000      1,621,050
(a)    Jabil Circuit Inc.                                                                            51,000      1,081,200
(a)    KLA-Tencor Corp.                                                                              15,000        612,900
       Lockheed Martin Corp.                                                                         11,900        580,363

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
(a)    Micron Technology Inc.                                                                        44,000   $  1,001,440
       Nokia Corp., ADR (Finland)                                                                    60,000      1,230,600
(a)    Novellus Systems Inc.                                                                         35,900      1,185,777
(a)    PMC-Sierra Inc. (Canada)                                                                      21,600        350,568
(a)    QUALCOMM Inc.                                                                                  9,000        442,080
       Raytheon Co.                                                                                   7,200        232,200
(a)    Sun Microsystems Inc.                                                                         80,000        812,000
       Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)                                    100,000      1,291,000
(a)    Xilinx Inc.                                                                                   30,000        912,600
                                                                                                              ------------
                                                                                                                20,338,789
                                                                                                              ------------

       ENERGY MINERALS 1.4%
       Devon Energy Corp.                                                                            19,900        762,170
       Petroleo Brasileiro SA, ADR, pfd. (Brazil)                                                    40,000        768,000
                                                                                                              ------------
                                                                                                                 1,530,170
                                                                                                              ------------

       FINANCE 10.7%
       AFLAC Inc.                                                                                    35,000        856,100
       Bank of New York Co. Inc.                                                                     19,900        676,799
       Charles Schwab Corp.                                                                         103,000      1,326,640
       Citigroup Inc.                                                                                45,000      2,048,400
       Fifth Third Bancorp                                                                           30,000      1,692,600
       Goldman Sachs Group Inc.                                                                      22,000      1,719,520
       Hartford Financial Services Group Inc.                                                        17,200        928,800
       Lehman Brothers Holdings Inc.                                                                 20,000      1,249,200
(a)    Principal Financial Group                                                                      4,600        103,500
       Wells Fargo & Co.                                                                             15,000        592,500
                                                                                                              ------------
                                                                                                                11,194,059
                                                                                                              ------------

(a)    HEALTH SERVICES 1.9%
       Tenet Healthcare Corp.                                                                        35,000      2,013,200
                                                                                                              ------------

       HEALTH TECHNOLOGY 16.2%
       Allergan Inc.                                                                                 13,000        933,270
       American Home Products Corp.                                                                  28,000      1,563,240
(a)    Amgen Inc.                                                                                    25,800      1,465,956
       Baxter International Inc.                                                                     20,000        967,400
(a)    Genentech Inc.                                                                                13,800        721,050
(a)    Genzyme Corp-General Division                                                                 17,000        917,150
(a)    IDEC Pharmaceuticals Corp.                                                                    15,000        899,700
(a)    MedImmune Inc.                                                                                15,000        588,600
       Medtronic Inc.                                                                                15,000        604,500
       Pfizer Inc.                                                                                   53,175      2,228,033
       Pharmacia Corp.                                                                               59,000      2,390,680
(a)    Serono SA, ADR (Switzerland)                                                                  29,000        555,060
(a)    Shire Pharmaceuticals Group PLC, ADR (United Kingdom)                                         45,000      2,011,500
(a)    Watson Pharmaceuticals Inc.                                                                   23,300      1,110,944
                                                                                                              ------------
                                                                                                                16,957,083
                                                                                                              ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       INDUSTRIAL SERVICES 1.5%
       Enron Corp                                                                                    20,000   $    278,000
       Transocean Sedco Forex Inc                                                                    43,000      1,296,450
                                                                                                              ------------
                                                                                                                 1,574,450
                                                                                                              ------------

       NON-ENERGY MINERALS .9%
       Weyerhaeuser Co                                                                               18,000        898,380
                                                                                                              ------------

       PROCESS INDUSTRIES 1.0%
       Dow Chemical Co                                                                               30,000        997,500
                                                                                                              ------------

       PRODUCER MANUFACTURING 2.5%
       General Electric Co                                                                           39,000      1,419,990
       Tyco International Ltd                                                                        25,000      1,228,500
                                                                                                              ------------
                                                                                                                 2,648,490
                                                                                                              ============

       RETAIL TRADE 8.6%
(a)    Federated Department Stores Inc                                                               15,000        479,850
       GAP Inc                                                                                       36,000        470,520
       Home Depot Inc                                                                                50,000      1,911,500
(a)    The Kohl's Corp                                                                               16,000        889,760
       Radioshack Corp                                                                               20,000        499,800
(a)    Safeway Inc                                                                                   40,000      1,666,000
       Tiffany & Co                                                                                  10,000        233,900
       Walgreen Co                                                                                   40,000      1,295,200
       Wal-Mart Stores Inc                                                                           30,000      1,542,000
                                                                                                              ============
                                                                                                                 8,988,530
                                                                                                              ------------

(a)    TECHNOLOGY SERVICES 7.4%
       Accenture Ltd., A (Bermuda)                                                                   64,200      1,127,993
       Check Point Software Technologies Ltd. (Israel)                                               23,000        678,960
       Concord EFS Inc                                                                               70,000      1,915,900
       Microsoft Corp                                                                                40,000      2,326,000
       Oracle Corp                                                                                   55,000        745,800
       PeopleSoft Inc                                                                                 9,000        267,930
       VERITAS Software Corp                                                                         23,000        652,740
                                                                                                              ------------
                                                                                                                 7,715,323
                                                                                                              ------------

       UTILITIES .6%
(a)    AES Corp                                                                                      15,000        207,750
       Dynegy Inc                                                                                    12,000        430,800
                                                                                                              ------------
                                                                                                                   638,550
                                                                                                              ------------
       TOTAL COMMON STOCKS (COST $113,304,632)                                                                  97,817,309
                                                                                                              ------------

       SHORT TERM INVESTMENTS 6.8%
(b)    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $7,098,715)            7,098,715      7,098,715
                                                                                                              ------------
       TOTAL INVESTMENTS (COST $120,403,347) 100.1%                                                            104,916,024
       OTHER ASSETS, LESS LIABILITIES (.1)%                                                                       (102,073)
                                                                                                              ------------

       NET ASSETS 100.0%                                                                                      $104,813,951
                                                                                                              ============

a    Non-income producing

b    See Note 3 regarding investment in the "Sweep Money Fund."

                       See notes to financial statements.                     61

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II


                                                                 CLASS A
                                                   ----------------------------------
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                   OCTOBER 31, 2001    --------------
                                                      (UNAUDITED)      APRIL 30, 2001
                                                   ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $ 10.27          $ 10.00
                                                   ----------------------------------
Income from investment operations:
  Net investment loss(a)                                (.03)            (.04)
  Net realized and unrealized gains (losses)           (1.65)             .31
                                                   ----------------------------------
Total from investment operations                       (1.68)             .27
                                                   ----------------------------------
Net asset value, end of period                       $  8.59          $ 10.27
                                                   ==================================

Total return(b)                                       (16.36)%           2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   724,981       $456,452
Ratios to average net assets:
  Expenses                                                  1.27%(c)       1.32%
  Net investment loss                                       (.56)%(c)      (.36)%
Portfolio turnover rate                                    20.86%         74.97%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                    CLASS B
                                                     -----------------------------------
                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     OCTOBER 31, 2001    --------------
                                                       (UNAUDITED)       APRIL 30, 2001
                                                     -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $   10.20            $  10.00
                                                     ---------------------------------
Income from investment operations:
  Net investment loss (a)                                   (.06)               (.11)
  Net realized and unrealized gains (losses)               (1.63)                .31
                                                     ---------------------------------
Total from investment operations                           (1.69)                .20
                                                     ---------------------------------
Net asset value, end of period                         $    8.51            $  10.20
                                                     =================================

Total return(b)                                           (16.57)%              2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $ 114,977            $104,640
Ratios to average net assets:
  Expenses                                                  1.92%(c)            1.97%
  Net investment loss                                      (1.20)%(c)          (1.03)%
Portfolio turnover rate                                    20.86%              74.97%

a    Based on average shares outstanding.

b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                    CLASS C
                                                     -----------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     OCTOBER 31, 2001     --------------
                                                       (UNAUDITED)        APRIL 30, 2001
                                                     -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $  10.21          $  10.00
                                                     -----------------------------------
Income from investment operations:
  Net investment loss(a)                                   (.06)             (.11)
  Net realized and unrealized gains (losses)              (1.63)              .32
                                                     -----------------------------------
Total from investment operations                          (1.69)              .21
                                                     -----------------------------------
Net asset value, end of period                         $   8.52          $  10.21
                                                     ===================================

Total return(b)                                          (16.55)%            2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $188,471          $158,053
Ratios to average net assets:
  Expenses                                                 1.92%(c)          1.97%
  Net investment loss                                     (1.20)%(c)        (1.03)%
Portfolio turnover rate                                   20.86%            74.97%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                ADVISOR CLASS
                                                     ------------------------------------
                                                     SIX MONTHS ENDED        YEAR ENDED
                                                     OCTOBER 31, 2001      --------------
                                                        (UNAUDITED)        APRIL 30, 2001
                                                     ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $  10.31          $ 10.00
                                                     ------------------------------------
Income from investment operations:
  Net investment loss(a)                                   (.01)            (.01)
  Net realized and unrealized gains (losses)              (1.66)             .32
                                                     ------------------------------------
Total from investment operations                          (1.67)             .31
                                                     ------------------------------------
Net asset value, end of period                         $   8.64          $ 10.31
                                                     ====================================

Total return(b)                                          (16.20)%           3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $102,385          $55,606
Ratios to average net assets:
  Expenses                                                  .92%(c)          .97%
  Net investment loss                                      (.18)%(c)        (.05)%
Portfolio turnover rate                                   20.86%           74.97%

a    Based on average shares outstanding.

b    Total return is not annualized for periods less than one year.

c    Annualized


                       See notes to financial statements.                     65

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

     FRANKLIN SMALL CAP GROWTH FUND II                                                                 SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 86.8%
  (a)COMMERCIAL SERVICES 3.2%
     DigitalThink Inc. ....................................................................            945,100         $ 7,825,428
     ProBusiness Services Inc. ............................................................            772,000          13,494,560
     Resources Connection Inc. ............................................................            670,000          14,934,300
                                                                                                                       ------------
                                                                                                                        36,254,288
                                                                                                                       ------------
  (a)COMMUNICATIONS .6%
     Leap Wireless International Inc. .....................................................            457,300           6,800,051
                                                                                                                       ------------
  (a)CONSUMER DURABLES .2%
     WMS Industries Inc. ..................................................................            135,000           2,423,250
                                                                                                                       ------------
  (a)CONSUMER SERVICES 5.0%
  (b)Acme Communications Inc. .............................................................            865,000           4,108,750
     Argosy Gaming Co. ....................................................................            150,000           4,354,500
     CEC Entertainment Inc. ...............................................................            374,400          14,504,256
     Entravision Communications Corp. .....................................................          1,200,000          12,720,000
     Jack in the Box Inc. .................................................................            500,000          12,300,000
     Princeton Review Inc. ................................................................            200,000           1,280,000
     Station Casinos Inc. .................................................................            850,000           6,978,500
                                                                                                                       ------------
                                                                                                                        56,246,006
                                                                                                                       ------------
     ELECTRONIC TECHNOLOGY 29.3%
  (a)Advanced Digital Information Corp. ...................................................          1,077,500          16,097,850
  (a)Advanced Energy Industries Inc. ......................................................            500,000          10,045,000
  (a)Advanced Fibre Communications Inc. ...................................................          1,100,000          20,493,000
  (a)Anaren Microwave Inc. ................................................................            826,800          12,641,772
  (a)Avocent Corp. ........................................................................            849,999          15,860,981
  (a)AXT Inc. .............................................................................            181,200           1,978,704
  (a)Caliper Technologies Corp. ...........................................................            160,000           1,931,200
(a,b)Catapult Communications Corp. ........................................................            856,800          19,406,520
  (a)Credence Systems Corp. ...............................................................            700,000           9,520,000
     CTS Corp. ............................................................................            240,000           3,876,000
  (a)DDI Corp. ............................................................................          1,100,000           9,933,000
  (a)EMCORE Corp. .........................................................................            475,000           5,301,000
  (a)Integrated Circuit Systems Inc. ......................................................          1,210,000          20,582,100
  (a)Intersil Corp. .......................................................................            300,000           9,825,000
  (a)Ixia .................................................................................            607,900           6,109,395
  (a)Maxtor Corp. .........................................................................          1,401,296           6,866,350
  (a)McDATA Corp.,A .......................................................................            350,000           5,148,500
  (a)Nanometrics Inc. .....................................................................            115,000           2,282,750
  (a)Oak Technology Inc. ..................................................................             50,000             499,500
  (a)Plexus Corp. .........................................................................            400,000          10,000,000
  (a)Powerwave Technologies Inc. ..........................................................          1,244,600          19,042,380
(a,b)Rudolph Technologies Inc. ............................................................          1,000,000          25,300,000
  (a)Semtech Corp. ........................................................................            900,000          33,975,000
  (a)Sierra Wireless Inc. (Canada) ........................................................            735,200           9,792,864
  (a)Siliconware Precision Industries Co. Ltd., ADR (Taiwan) ..............................            200,000             510,000
  (a)Sirenza Microdevices Inc. ............................................................            790,900           2,807,695

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
  (a)Trimble Navigation Ltd. ..............................................................           500,000         $  8,800,000
  (a)Varian Semiconductor Equipment Associates Inc.                                                 1,225,000           36,799,000
  (a)Western Multiplex Corp. ..............................................................         1,359,400            5,301,660
                                                                                                                       ------------
                                                                                                                       330,727,221
                                                                                                                       ------------
  (a)ENERGY MINERALS 3.1%
     Chesapeake Energy Corp. ..............................................................           800,000            5,800,000
     Spinnaker Exploration Co. ............................................................           175,000            7,679,000
     Stone Energy Corp. ...................................................................           350,000           13,842,500
     Swift Energy Co. .....................................................................           350,000            8,277,500
                                                                                                                       ------------
                                                                                                                        35,599,000
                                                                                                                       ------------
     FINANCE 4.7%
  (a)Blackrock Inc. .......................................................................           160,000            6,920,000
  (a)Boardwalk Equities Inc. (Canada) .....................................................           179,400            1,239,654
     Investors Financial Services Corp. ...................................................            90,000            4,761,000
  (a)Knight Trading Group Inc. ............................................................         1,000,000            9,830,000
     Reinsurance Group of America Inc. ....................................................           368,400           11,630,388
  (a)Security Capital Group Inc., B .......................................................           450,000            8,415,000
  (a)Silicon Valley Bancshares ............................................................           150,000            3,516,000
     Vesta Insurance Group Inc. ...........................................................           497,800            6,341,972
                                                                                                                       ------------
                                                                                                                        52,654,014
                                                                                                                       ------------
  (a)HEALTH SERVICES .9%
     PDI Inc. .............................................................................           350,000            9,796,500
                                                                                                                       ------------
     HEALTH TECHNOLOGY 5.6%
     Alpharma Inc., A .....................................................................         1,000,000           27,700,000
  (a)Aspect Medical Systems Inc. ..........................................................            20,000              180,800
  (a)Digene Corp. .........................................................................           120,000            4,254,000
  (a)Integra LifeSciences Holdings Corp. ..................................................           100,700            2,960,580
  (a)North American Scientific Inc. .......................................................           132,000            1,194,600
  (a)Ortec International Inc. .............................................................           429,144            2,021,268
  (a)Packard BioScience Co. ...............................................................           550,000            4,367,000
  (a)Titan Pharmaceuticals Inc. ...........................................................           375,000            2,681,250
  (a)Trimeris Inc. ........................................................................           105,500            4,188,456
  (a)Varian Medical Systems Inc. ..........................................................           201,000           13,487,100
  (a)Ventana Medical Systems Inc. .........................................................            13,200              279,708
                                                                                                                       ------------
                                                                                                                        63,314,762
                                                                                                                       ------------
  (a)INDUSTRIAL SERVICES 2.2%
     Cal Dive International Inc. ..........................................................           450,000            9,400,500
     Patterson UTI Energy Inc. ............................................................           700,000           12,614,000
     Superior Energy Services Inc. ........................................................           300,000            2,370,000
                                                                                                                       ------------
                                                                                                                        24,384,500
                                                                                                                       ------------
     NON-ENERGY MINERALS 2.0%
     Reliance Steel & Aluminum Co. ........................................................           419,800            9,718,370
  (a)Stillwater Mining Co. ................................................................           850,000           13,251,500
                                                                                                                       ------------
                                                                                                                        22,969,870
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PROCESS INDUSTRIES 5.4%
  (a)Bunge Ltd. ...........................................................................           424,000         $  7,470,880
     Cambrex Corp. ........................................................................           240,000            8,880,000
  (a)CUNO Inc. ............................................................................           250,000            6,485,000
     Domtar Inc. (Canada) .................................................................           190,000            1,461,100
     Minerals Technologies Inc. ...........................................................           350,000           14,315,000
     Nova Chemicals Corp. (Canada) ........................................................           665,100           10,442,070
  (a)Pactiv Corp. .........................................................................           750,000           12,150,000
                                                                                                                      ------------
                                                                                                                        61,204,050
                                                                                                                      ------------
     PRODUCER MANUFACTURING 10.0%
  (a)Agco Corp. ...........................................................................           450,000            5,202,000
     C&D Technologies Inc. ................................................................           350,000            7,252,000
     Crane Co. ............................................................................           300,000            6,144,000
  (a)Gentex Corp. .........................................................................           787,500           18,742,500
  (a)Mettler-Toledo International Inc. (Switzerland) ......................................           450,000           20,659,500
     Oshkosh Truck Corp. ..................................................................           110,000            4,213,000
     Pentair Inc. .........................................................................           350,000           11,112,500
  (a)Power-One Inc. .......................................................................         1,100,000            8,701,000
     Roper Industries Inc. ................................................................           382,000           16,196,800
  (a)Varian Inc. ..........................................................................           600,000           15,204,000
                                                                                                                      ------------
                                                                                                                       113,427,300
                                                                                                                      ------------
     REAL ESTATE INVESTMENT TRUSTS .5%
     Colonial Properties Trust ............................................................           150,000            4,477,500
     Reckson Associates Realty Corp. ......................................................            50,000            1,150,000
                                                                                                                      ------------
                                                                                                                         5,627,500
                                                                                                                      ------------
  (a)RETAIL TRADE 1.9%
     Cost Plus Inc. .......................................................................           466,900            9,081,205
     Linens `n Things Inc. ................................................................           492,000            8,954,400
     Williams-Sonoma Inc. .................................................................           150,200            3,890,180
                                                                                                                      ------------
                                                                                                                        21,925,785
                                                                                                                      ------------
     TECHNOLOGY SERVICES 8.3%
  (a)Actuate Corp. ........................................................................           349,700            1,451,255
  (a)Bindview Development Corp. ...........................................................           750,000              855,000
  (a)Brio Technology Inc. .................................................................         1,000,000            1,370,000
  (a)Inforte Corp. ........................................................................           499,874            5,343,653
     Jack Henry & Associates Inc. .........................................................           800,000           19,728,000
  (a)Keane Inc. ...........................................................................           700,000            9,912,000
  (a)MatrixOne Inc. .......................................................................           342,500            1,883,750
  (a)Micromuse Inc. .......................................................................           700,000            6,475,000
  (a)National Instruments Corp. ...........................................................           721,300           20,780,653
  (a)Pegasus Solutions Inc. ...............................................................           350,000            3,587,500
  (a)Precise Software Solutions Ltd. (Israel) .............................................           450,000            8,599,500
  (a)Sapient Corp. ........................................................................           825,000            3,555,750
  (a)Verity Inc. ..........................................................................           125,000            1,327,500
  (a)webMethods Inc. ......................................................................           395,300            3,632,807
  (a)Wind River Systems Inc. ..............................................................           400,000            5,736,000
                                                                                                                      ------------
                                                                                                                        94,238,368
                                                                                                                      ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
    (a)TRANSPORTATION 3.9%
       Atlantic Coast Airlines Holdings Inc. ..............................................            950,000       $   17,841,000
       Forward Air Corp. ..................................................................          1,000,000           26,330,000
                                                                                                                     --------------
                                                                                                                         44,171,000
                                                                                                                     --------------
    (a)UTILITIES
       NewPower Holdings Inc. .............................................................            400,000              368,000
                                                                                                                     --------------
       TOTAL COMMON STOCKS (COST $1,136,172,757) ..........................................                             982,131,465
                                                                                                                     --------------
  (a,c)PREFERRED STOCK
       Micro Photonix Integration Corp., pfd., C (COST $600,888) ..........................             95,148              299,716
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENT (COST $1,136,773,645) ...................................                             982,431,181
                                                                                                                     --------------
    (d)SHORT TERM INVESTMENTS 12.9%
       Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $145,537,326) ..        145,537,326          145,537,326
                                                                                                                     --------------
       TOTAL SHORT TERM INVESTMENTS .......................................................                             145,537,326
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $1,282,310,971) 99.7% ......................................                           1,127,968,507
       OTHER ASSETS, LESS LIABILITIES .3% .................................................                               2,844,759
                                                                                                                     --------------
       NET ASSETS 100.0% ..................................................................                          $1,130,813,266
                                                                                                                     ==============

(a)Non-income producing.

(b)See Note 7 regarding holdings of 5% voting securities.

(c)See Note 6 regarding restricted securities.

(d)See Note 3 regarding investment in the "Sweep Money Fund."

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                                     CLASS A
                                              --------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                              OCTOBER 31, 2001    ------------------------------------------------------------------
                                                 (UNAUDITED)          2001          2000         1999          1998         1997
                                              --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning of period .......    $      34.15      $    45.48    $     24.65   $    25.93    $    18.96   $    19.75
                                              --------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) .................             .01             .12            .09          .06           .07          .03
  Net realized and unrealized
    gains (losses) .........................           (6.95)         (10.98)         21.04        (1.02)         7.92          .04
                                              --------------------------------------------------------------------------------------
Total from investment operations ...........           (6.94)         (10.86)         21.13         (.96)         7.99          .07
                                              --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ....................              --            (.24)          (.04)        (.14)         (.09)        (.06)
  Net realized gains .......................              --            (.23)          (.26)        (.18)         (.93)        (.80)
                                              --------------------------------------------------------------------------------------
Total distributions ........................              --            (.47)          (.30)        (.32)        (1.02)        (.86)
                                              --------------------------------------------------------------------------------------
Net asset value, end of period .............    $      27.21      $    34.15    $     45.48   $    24.65    $    25.93   $    18.96
                                              ======================================================================================

Total return(b) ............................          (20.32)%        (24.00)%        85.97%       (3.44)%       43.09%         .14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........    $  7,381,865      $9,606,125    $11,199,559   $4,251,284    $3,957,972   $1,071,352
Ratios to average net assets:
  Expenses .................................             .89%(c)         .86%           .85%         .94%          .89%         .92%
  Net investment income ....................             .09%(c)         .29%           .24%         .30%          .32%         .10%
Portfolio turnover rate ....................         .21.10%           27.23%         24.67%       46.73%        42.97%       55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                       CLASS C
                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001     --------------------------------------------------------------
                                                    (UNAUDITED)           2001          2000        1999        1998        1997
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $       33.41       $    44.58    $    24.32    $  25.59    $  18.78    $  19.66
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss(a) ......................            (.10)            (.19)         (.19)       (.09)       (.02)       (.05)
  Net realized and unrealized gains (losses) ..           (6.78)          (10.75)        20.71       (1.00)       7.76        (.03)
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............           (6.88)          (10.94)        20.52       (1.09)       7.74        (.08)
                                                 -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................              --               --          (.26)       (.18)       (.93)       (.80)
  Net realized gains ..........................              --             (.23)           --          --          --          --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................              --             (.23)         (.26)       (.18)       (.93)       (.80)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................   $       26.53       $    33.41    $    44.58    $  24.32    $  25.59    $  18.78
                                                 ===================================================================================

Total return(b) ...............................          (20.59)%         (24.61)%       84.58%      (4.08)%     42.06%       (.65)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $     937,425       $1,263,169    $1,667,870    $764,715    $731,707    $146,164
Ratios to average net assets:
  Expenses ....................................            1.64%(c)         1.61%         1.60%       1.69%       1.64%       1.69%
  Net investment loss .........................           (.66)%(c)         (.45)%        (.52)%      (.44)%      (.42)%      (.70)%
Portfolio turnover rate .......................          21.10%            27.23%        24.67%      46.73%      42.97%      55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                      ADVISOR CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2001      -----------------------------------------------------------
                                                      (UNAUDITED)          2001        2000        1999        1998       1997(d)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............  $      34.37          $  45.74    $  24.73    $  26.01    $  18.97    $ 20.48
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ......................           .05               .23         .18         .10         .09        .01
  Net realized and unrealized gains (losses) ....         (7.01)           (11.06)      21.15       (1.00)       8.01      (1.52)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................         (6.96)           (10.83)      21.33        (.90)       8.10      (1.51)
                                                   ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income .........................            --              (.31)       (.06)       (.20)       (.13)        --
  Net realized gains ............................            --              (.23)       (.26)       (.18)       (.93)        --
                                                   ---------------------------------------------------------------------------------
Total distributions .............................            --              (.54)       (.32)       (.38)      (1.06)        --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................  $      27.41          $  34.37    $  45.74    $  24.73    $  26.01    $ 18.97
                                                   =================================================================================

Total return(b) .................................        (20.25)%          (23.83)%     86.43%      (3.12)%     43.68%     (7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............  $    271,131          $357,832    $436,864    $168,055    $118,683    $18,777
Ratios to average net assets:
  Expenses ......................................           .64%(c)           .61%        .60%        .69%        .64%       .69%(c)
  Net investment income .........................           .34%(c)           .54%        .49%        .56%        .58%       .30%(c)
Portfolio turnover rate .........................         21.10%            27.23%      24.67%      46.73%      42.97%     55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return is not annualized for periods less than one year.

(c)Annualized

(d)For the period January 2, 1997 (effective date) to April 30, 1997.


72                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)


     FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.2%
     COMMERCIAL SERVICES 2.1%
  (a)Answerthink Inc. ...................................................................           1,000,000           $  3,770,000
  (a)Corporate Executive Board Co. ......................................................             559,800             17,113,086
  (a)DoubleClick Inc. ...................................................................           3,464,900             25,570,962
  (a)Hotjobs.com Ltd. ...................................................................             973,200              5,712,684
(a,b)Interep National Radio Sales Inc. ..................................................             480,400              1,945,620
  (a)Lamar Advertising Co., A ...........................................................             565,000             17,741,000
  (a)Learning Tree International Inc. ...................................................           1,064,000             22,386,560
  (a)Maximus Inc. .......................................................................             340,100             13,984,912
     Moody's Corp. ......................................................................             400,000             13,888,000
  (a)ProBusiness Services Inc. ..........................................................           1,062,200             18,567,256
  (a)Robert Half International Inc. .....................................................             800,000             16,504,000
  (a)Sungard Data Systems Inc. ..........................................................           1,000,000             25,200,000
                                                                                                                       -------------
                                                                                                                         182,384,080
                                                                                                                       -------------
     COMMUNICATIONS 3.8%
(a,b)Airgate PCS Inc. ...................................................................           1,069,700             55,046,762
  (a)Alamosa Holdings Inc. ..............................................................           1,815,200             25,558,016
(a,b)Alaska Communications Systems Holdings Inc. ........................................           2,411,700             16,954,251
  (a)Allegiance Telecom Inc. ............................................................             451,100              3,238,898
  (a)Broadwing Inc. .....................................................................           1,000,000              9,260,000
     CenturyTel Inc. ....................................................................             700,900             22,148,440
  (a)ITC Deltacom Inc. ..................................................................             978,700                636,155
  (a)Leap Wireless International Inc. ...................................................             279,800              4,160,626
  (a)Level 3 Communications Inc. ........................................................           1,203,300              4,139,352
  (a)McLeodUSA Inc. .....................................................................           2,302,000              1,726,500
  (a)Millicom International Cellular SA (Luxembourg) ....................................             837,000              9,248,850
  (a)Pinnacle Holdings Inc. .............................................................           1,727,200              1,036,320
(a,b)Rural Cellular Corp., A ............................................................             765,700             17,389,047
  (a)TeleCorp PCS Inc. ..................................................................           4,569,500             61,322,690
(a,b)UbiquiTel Inc. .....................................................................           3,925,700             35,920,155
  (a)US Unwired Inc., A .................................................................             695,000              8,395,600
  (a)Western Wireless Corp., A ..........................................................           1,619,200             47,232,064
                                                                                                                       -------------
                                                                                                                         323,413,726
                                                                                                                       -------------
  (a)CONSUMER DURABLES
     Meade Instruments Corp. ............................................................             672,200              3,253,448
                                                                                                                       -------------
     CONSUMER NON-DURABLES 2.1%
     Adolph Coors Co., B ................................................................           1,600,000             79,600,000
     Estee Lauder Cos. Inc., A ..........................................................             192,300              6,201,675
  (a)Jones Apparel Group Inc. ...........................................................             629,100             17,363,160
  (a)Suiza Foods Corp. ..................................................................             267,900             15,798,063
  (a)Tommy Hilfiger Corp. ...............................................................           3,227,200             37,080,528
     V.F. Corp. .........................................................................             100,000              3,322,000
     Wolverine World Wide Inc. ..........................................................           1,575,500             23,207,115
                                                                                                                       -------------
                                                                                                                         182,572,541
                                                                                                                       -------------
     CONSUMER SERVICES 5.5%
  (a)Brinker International Inc. .........................................................           1,400,800             35,580,320
  (a)Cox Radio Inc., A ..................................................................             361,458              7,843,639

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES        VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CONSUMER SERVICES (CONT.)
  (a)Cumulus Media Inc., A ..........................  1,181,800   $  7,870,788
  (a)DeVry Inc. .....................................  1,064,800     28,696,360
  (a)Entercom Communications Corp. ..................    683,000     23,017,100
  (a)Entravision Communications Corp. ...............  2,801,300     29,693,780
  (a)Harrah's Entertainment Inc. ....................  1,100,000     32,043,000
  (a)Hispanic Broadcasting Corp., A .................  3,903,700     65,426,012
  (a)Homestore.com Inc. .............................  1,203,450      6,185,733
(a,b)Insight Communications Inc., A .................  2,930,800     60,081,400
  (a)Jack in the Box Inc. ...........................  1,299,700     31,972,620
  (a)Mediacom Communications Corp., A ...............  2,711,400     36,386,988
  (a)MeriStar Hotels & Resorts Inc. .................  1,330,000        904,400
  (a)Radio One Inc. .................................    704,100      8,202,765
  (a)Radio One Inc., D ..............................    774,700      8,947,785
  (a)Sotheby's Holdings Inc., A .....................    375,000      5,010,000
     Starwood Hotels & Resorts Worldwide Inc. .......  1,200,000     26,448,000
  (a)Ticketmaster Inc., B ...........................  1,826,582     24,914,578
  (a)Univision Communications Inc.,A ................  1,308,900     32,722,500
  (a)XM Satellite Radio Holdings Inc. ...............    190,900      1,363,026
                                                                   -------------
                                                                    473,310,794
                                                                   -------------
  (a)DISTRIBUTION SERVICES .4%
     Andrx Group ....................................    200,000     12,986,000
     Performance Food Group Co. .....................    647,000     19,015,330
                                                                   -------------
                                                                     32,001,330
                                                                   -------------
     ELECTRONIC TECHNOLOGY 21.2%
  (a)Advanced Energy Industries Inc. ................  1,285,500     25,825,695
  (a)Advanced Fibre Communications Inc. .............  1,473,100     27,443,853
  (a)Aeroflex Inc. ..................................  1,174,000     17,222,580
  (a)Agere Systems Inc., A ..........................  4,100,000     18,860,000
  (a)Agilent Technologies Inc. ......................  1,618,700     36,048,449
  (a)Alpha Industries Inc. ..........................    887,700     20,665,656
  (a)Altera Corp. ...................................  1,120,000     22,624,000
  (a)Applied Micro Circuits Corp. ...................  1,380,900     15,231,327
  (a)Auspex Systems Inc. ............................  2,394,885      4,310,793
  (a)Avocent Corp. ..................................  1,242,236     23,180,124
  (a)Celestica Inc. (Canada) ........................    937,500     32,175,000
  (a)Centillium Communications Inc. .................    841,900      4,748,316
  (a)CIENA Corp. ....................................  1,861,900     30,274,494
  (a)Cirrus Logic Inc. ..............................  2,097,500     23,345,175
(a,b)Coherent Inc. ..................................  1,450,000     38,425,000
  (a)Credence Systems Corp. .........................  1,113,900     15,149,040
     CTS Corp. ......................................    384,900      6,216,135
  (a)DDI Corp. ......................................  1,053,000      9,508,590
  (a)DMC Stratex Networks Inc. ......................  1,339,200      7,298,640
  (a)EMCORE Corp. ...................................  1,579,500     17,627,220
  (a)Flextronics International Ltd. (Singapore) .....  2,969,630     59,095,637
  (a)FLIR Systems Inc. ..............................    628,600     29,116,752
  (a)Gemstar-TV Guide International Inc. ............  1,558,400     31,588,768

FRANKLIN STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
  (a)Handspring Inc. ................................    230,100  $      450,996
  (a)Harmonic Inc. ..................................    463,400       3,739,638
  (a)Integrated Circuit Systems Inc. ................  3,152,000      53,615,520
  (a)Integrated Device Technology Inc. ..............    900,000      25,065,000
  (a)Intersil Corp. .................................  1,700,100      55,678,275
  (a)Jabil Circuit Inc. .............................  1,800,000      38,160,000
  (a)KLA-Tencor Corp. ...............................  1,100,000      44,946,000
  (a)L-3 Communications Holdings Inc. ...............    641,900      55,761,853
  (a)Lam Research Corp. .............................  3,082,900      58,451,784
  (a)Lattice Semiconductor Corp. ....................    884,000      15,470,000
  (a)Lexmark International Inc. .....................  1,000,000      44,750,000
  (a)Micrel Inc. ....................................  3,622,000      91,093,300
  (a)Microchip Technology Inc. ......................    500,000      15,610,000
     Mirapoint Inc. .................................    682,128       1,978,171
  (a)Monolithic System Technology Inc. ..............    167,900       1,836,826
  (a)Nanometrics Inc. ...............................    536,900      10,657,465
  (a)Novellus Systems Inc. ..........................  2,375,100      78,449,553
  (a)ONI Systems Corp. ..............................  2,295,200      11,223,528
     PerkinElmer Inc. ...............................  1,371,600      36,909,756
  (a)Photronics Inc. ................................    587,500      14,581,750
  (a)Pinnacle Systems Inc. ..........................    825,000       3,555,750
  (a)PMC-Sierra Inc.(Canada) ........................  3,200,828      51,949,438
  (a)Polycom Inc. ...................................  2,163,800      64,870,724
  (a)Proxim Inc. ....................................    412,900       2,795,333
  (a)QLogic Corp. ...................................    466,200      18,344,970
  (a)Radiant Systems Inc. ...........................    282,600       1,867,986
  (a)Redback Networks Inc. ..........................  3,304,200      13,249,842
  (a)Sanmina Corp. ..................................  1,523,400      23,064,276
  (a)Semtech Corp. ..................................  1,836,200      69,316,550
  (a)Silicon Laboratories Inc. ......................    540,200      13,180,880
  (a)Synopsys Inc. ..................................  1,918,300      90,160,100
  (a)Tekelec ........................................  1,823,300      35,007,360
(a,b)Tektronix Inc. .................................  5,438,200     107,132,540
  (a)Triquint Semiconductor Inc. ....................  1,396,100      24,683,048
  (a)Varian Semiconductor Equipment Associates Inc. .    782,000      23,491,280
  (a)Veeco Instruments Inc. .........................    474,083      12,070,153
  (a)Vitesse Semiconductor Corp. ....................    748,800       7,068,672
  (a)Waters Corp. ...................................  2,333,500      82,815,915
  (a)Western Digital Corp. ..........................  2,001,200       6,704,020
                                                                  --------------
                                                                   1,825,739,496
                                                                  --------------
     ENERGY MINERALS 2.7%
     Cabot Oil & Gas Corp.,A ........................    341,400       8,227,740
  (a)Chesapeake Energy Corp. ........................  2,076,900      15,057,525
     Devon Energy Corp. .............................    589,988      22,596,540
  (a)Forest Oil Corp. ...............................    399,400      10,943,560
  (a)Newfield Exploration Co. .......................  1,687,000      58,724,470
  (a)Pure Resources Inc. ............................    668,450      11,831,565
  (a)Spinnaker Exploration Co. ......................    455,700      19,996,116

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                SHARES         VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ENERGY MINERALS (CONT.)
  (a)Stone Energy Corp. ........................       566,374    $ 22,400,092
(a,b)Swift Energy Co. ..........................     1,326,366      31,368,556
  (a)Tom Brown Inc. ............................     1,329,900      31,053,165
                                                                  -------------
                                                                   232,199,329
                                                                  -------------
     FINANCE 9.4%
     A.G. Edwards Inc. .........................       200,000       7,908,000
  (a)Affiliated Managers Group Inc. ............       353,400      21,804,780
     Allied Capital Corp. ......................     1,771,500      39,894,180
  (a)Arch Capital Group Ltd. ...................       410,500       9,646,750
  (a)Bank United Corp. .........................     1,000,000          80,000
     City National Corp. .......................       327,900      13,443,900
     Commerce Bancorp Inc. .....................       185,400      13,534,200
  (a)Conseco Inc. ..............................     4,614,300      13,796,757
     Federated Investors Inc., B ...............     3,383,400      88,306,740
     Golden State Bancorp Inc. .................     2,000,000      50,720,000
  (a)Instinet Group Inc. .......................     2,065,100      19,824,960
  (a)Investment Technology Group Inc. ..........       411,208      26,485,907
  (a)Knight Trading Group Inc. .................     2,496,200      24,537,646
  (a)Labranche & Co. Inc. ......................     1,676,400      48,431,196
     Mutual Risk Management Ltd. (Bermuda) .....       990,900       9,066,735
     National Commerce Financial Corp. .........     2,968,000      67,522,000
  (a)Principal Financial Group .................       368,800       8,298,000
     Protective Life Corp. .....................       188,400       5,190,420
     Radian Group Inc. .........................     1,899,594      64,339,249
     Reinsurance Group of America Inc. .........     1,439,600      45,448,172
  (a)Security Capital Group Inc., B ............     2,921,492      54,631,900
(a,b)Silicon Valley Bancshares .................     2,840,000      66,569,600
     TCF Financial Corp. .......................     1,320,000      55,440,000
     Tucker Anthony Sutro Corp. ................       396,800       9,507,328
     Waddell & Reed Financial Inc., A ..........     1,232,900      31,426,621
     Wilmington Trust Corp. ....................       181,600      10,314,880
                                                                  -------------
                                                                   806,169,921
                                                                  -------------
  (a)HEALTH SERVICES 2.5%
     Alliance Imaging Inc. .....................       704,300       8,627,675
     American Dental Partners Inc. .............       266,200       2,129,600
     Anthem Inc. ...............................       216,000       9,046,080
     Beverly Enterprises Inc. ..................     2,131,800      15,967,182
     Caremark RX Inc. ..........................     2,386,700      31,981,780
     Community Health Systems Inc. .............       600,000      15,000,000
     Laboratory Corp. of America Holdings ......       442,400      38,134,880
     PAREXEL International Corp. ...............     1,000,000      14,930,000
     Pharmaceutical Product Development Inc. ...       809,200      21,581,364
     Renal Care Group Inc. .....................     1,303,800      40,939,320
     Triad Hospitals Inc. ......................       625,064      16,814,222
                                                                  -------------
                                                                   215,152,103
                                                                  -------------

FRANKLIN STRATEGIC  SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                 SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HEALTH TECHNOLOGY 6.9%
  (a)Abgenix Inc. ................................     1,181,000    $ 35,181,990
  (a)Alexion Pharmaceuticals Inc. ................       451,800       7,775,478
  (a)Alkermes Inc. ...............................     1,103,000      28,291,950
     Alpharma Inc.,A .............................       733,800      20,326,260
  (a)American Medical Systems Holdings Ltd. ......       454,700       8,639,300
  (a)Aviron ......................................       610,000      20,313,000
  (a)Barr Laboratories Inc. ......................       114,500       8,335,600
  (a)Celgene Corp. ...............................       466,300      15,350,596
  (a)Cephalon Inc. ...............................        39,300       2,477,865
  (a)Cerus Corp. .................................       224,800      10,325,064
  (a)Collateral Therapeutics Inc. ................       312,000       2,421,120
  (a)COR Therapeutics Inc. .......................     1,291,800      29,104,254
  (a)Cubist Pharmaceuticals Inc. .................        68,400       2,756,520
  (a)CV Therapeutics Inc. ........................       305,400      12,044,976
(a,b)Epoch Biosciences Inc. ......................     1,346,300       3,675,399
  (a)Exelixis Inc. ...............................       543,900       7,288,260
  (a)Guilford Pharmaceuticals Inc. ...............       186,000       2,019,960
     ICN Pharmaceuticals Inc. ....................       450,000      10,894,500
  (a)Illumina Inc. ...............................       180,400       1,805,804
(a,b)Inhale Therapeutic Systems Inc. .............     3,751,732      65,655,310
  (a)Inspire Pharmaceuticals Inc. ................       263,000       3,077,100
  (a)Intermune Inc. ..............................       535,400      23,380,918
  (a)Invitrogen Corp. ............................       200,000      12,268,000
  (a)Ista Pharmaceuticals Inc. ...................       227,500         532,350
  (a)Ivax Corp. ..................................     1,702,000      34,976,100
  (a)Medicines Co. ...............................       308,000       2,165,240
  (a)MedImmune Inc. ..............................       200,000       7,848,000
  (a)Neurocrine Biosciences Inc. .................        92,000       3,870,440
  (a)NPS Pharmaceuticals Inc. ....................       540,300      19,521,039
  (a)OSI Pharmaceuticals Inc. ....................       633,700      28,947,416
  (a)Packard BioScience Co. ......................     2,188,400      17,375,896
  (a)Shire Pharmaceuticals Group PLC,
       ADR (United Kingdom) ......................       304,200      13,597,740
  (a)SICOR Inc. ..................................       541,500      10,153,125
  (a)SuperGen Inc. ...............................       444,300       4,545,189
  (a)Texas Biotechnology Corp. ...................     1,215,300       7,024,434
  (a)Titan Pharmaceuticals Inc. ..................       460,800       3,294,720
  (a)Varian Medical Systems Inc. .................       946,800      63,530,280
  (a)Ventana Medical Systems Inc. ................       744,300      15,771,717
  (a)Versicor Inc. ...............................       322,900       4,875,790
  (a)ViroPharma Inc. .............................       100,000       2,503,000
(a,b)Visible Genetics Inc. (Canada) ..............     1,206,000      17,499,060
  (a)Xoma Ltd. ...................................       100,000         747,000
                                                                    ------------
                                                                     592,187,760
                                                                    ------------
     INDUSTRIAL SERVICES 4.4%
  (a)Allied Waste Industries Inc. ................     1,761,500      17,474,080
(a,b)Atwood Oceanics Inc. ........................     1,216,600      37,118,466
(a,b)Core Laboratories NV (Netherlands) ..........     1,900,000      30,970,000
(a,b)Grey Wolf Inc. ..............................    11,445,600      33,077,784

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                    SHARES       VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL SERVICES (CONT.)
  (a)Hydril Co. .......................................    334,000  $  6,746,800
  (a)Oil States International Inc. ....................  1,276,200    11,421,990
  (a)Pride International Inc. .........................  2,840,600    36,530,116
  (a)Rowan Cos. Inc. ..................................  1,258,100    21,249,309
  (a)Superior Energy Services Inc. ....................  2,635,500    20,820,450
(a,b)Trico Marine Services Inc. .......................  2,757,500    17,703,150
(a,b)US Liquids Inc. ..................................  1,003,400     5,017,000
(a,b)Varco International Inc. .........................  5,678,281    85,174,215
  (a)Waste Connections Inc. ...........................    818,800    23,925,336
     Williams Cos. Inc. ...............................  1,010,914    29,185,087
                                                                    ------------
                                                                     376,413,783
                                                                    ------------
     NON-ENERGY MINERALS .4%
     Reliance Steel & Aluminum Co. ....................  1,345,000    31,136,750
                                                                    ------------
     PROCESS INDUSTRIES 1.1%
  (a)Bunge Ltd. .......................................  1,439,700    25,367,514
     Cabot Corp. ......................................     22,300       747,050
     Cambrex Corp. ....................................    653,000    24,161,000
     ChemFirst Inc. ...................................    547,500    11,179,950
  (a)CoorsTek Inc. ....................................    173,000     4,584,500
     Valspar Corp. ....................................    850,800    28,561,356
                                                                    ------------
                                                                      94,601,370
                                                                    ------------
     PRODUCER MANUFACTURING 4.0%
  (a)Active Power Inc. ................................    904,200     4,710,882
  (a)Cable Design Technologies Corp. ..................    700,000     8,946,000
  (a)Catalytica Energy Systems Inc. ...................    325,269     2,049,195
  (a)Gentex Corp. .....................................  2,156,200    51,317,560
  (b)Gibraltar Steel Corp. ............................  1,012,800    17,926,560
     ITT Industries Inc. ..............................    500,000    24,045,000
(a,b)Mettler-Toledo International Inc. (Switzerland) ..  2,931,600   134,589,756
  (a)Power-One Inc. ...................................  1,688,000    13,352,080
     Roper Industries Inc. ............................  1,224,340    51,912,016
  (a)Varian Inc. ......................................  1,302,300    33,000,282
  (a)Wilson Greatbatch Technologies Inc. ..............    114,000     3,277,500
                                                                    ------------
                                                                     345,126,831
                                                                    ------------
     REAL ESTATE 1.8%
     Alexandria Real Estate Equities Inc. .............    313,200    12,590,640
     Arden Realty Inc. ................................    428,100    10,544,103
     Brandywine Realty Trust ..........................    405,000     7,994,700
     Duke Realty Corp. ................................    680,200    15,678,610
     General Growth Properties Inc. ...................    746,400    27,333,168
     Glenborough Realty Trust Inc. ....................    815,600    14,183,284
     Innkeepers USA Trust .............................  1,124,600     7,793,478
     Liberty Property Trust ...........................    169,500     4,542,600
     MeriStar Hospitality Corp. .......................  1,276,000    12,122,000


78
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                    SHARES        VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     REAL ESTATE (CONT.)
     Reckson Associates Realty Corp. ..................  1,112,300  $ 25,582,900
     SL Green Realty Corp. ............................    668,700    19,940,634
                                                                    ------------
                                                                     158,306,117
                                                                    ------------
     RETAIL TRADE 1.8%
  (a)Bed Bath & Beyond Inc. ...........................    169,900     4,257,694
  (a)Dollar Tree Stores Inc. ..........................    513,508    11,538,525
     Family Dollar Stores Inc. ........................    494,000    14,256,840
  (a)Federated Department Stores Inc. .................    516,300    16,516,437
  (a)Kmart Corp. ......................................  4,568,600    28,005,518
     May Department Stores Co. ........................    281,200     8,843,740
  (a)The Men's Wearhouse Inc. .........................    544,800    10,825,176
     Pier 1 Imports Inc. ..............................  2,289,100    25,202,991
     Radioshack Corp. .................................    224,600     5,612,754
     Tiffany & Co. ....................................    500,000    11,695,000
  (a)Venator Group Inc. ...............................  1,000,000    14,500,000
                                                                    ------------
                                                                     151,254,675
                                                                    ------------
     TECHNOLOGY SERVICES 13.2%
  (a)Actuate Corp. ....................................  2,605,800    10,814,070
     Adobe Systems Inc. ...............................  1,700,000    44,880,000
  (a)Affiliated Computer Services Inc., A .............  2,765,800   243,528,690
  (a)Amdocs Ltd. ......................................    568,100    14,833,091
  (a)Art Technology Group Inc. ........................    829,400     1,351,922
  (a)Aspect Communications Corp. ......................  1,174,500     2,630,880
  (a)BEA Systems Inc. .................................  3,410,400    41,402,256
  (a)Bindview Development Corp. .......................  1,630,000     1,858,200
  (a)The Bisys Group Inc. .............................    181,600     9,446,832
(a,b)Brio Technology Inc. .............................  1,715,700     2,350,509
  (a)Check Point Software Technologies Ltd. (Israel) ..  1,749,000    51,630,480
  (a)CNET Networks Inc. ...............................  1,761,750     8,703,045
  (a)Concord EFS Inc. .................................  3,420,000    93,605,400
(a,b)Covansys Corp. ...................................  1,647,700    12,687,290
  (a)Cysive Inc. ......................................    821,600     1,840,384
  (a)Docent Inc. ......................................    475,700       832,475
  (a)Documentum Inc. ..................................  1,000,000    14,770,000
  (a)Embarcadero Technologies Inc. ....................    198,600     2,323,620
  (a)Entrust Inc. .....................................  1,307,200     5,882,400
  (a)H.T.E. Inc. ......................................    609,100     1,218,200
  (a)HNC Software Inc. ................................  1,390,700    24,059,110
  (a)i2 Technologies Inc. .............................  3,108,600    14,175,216
  (a)Informatica Corp. ................................  1,221,800    11,326,086
  (a)Internet Security Systems Inc. ...................    200,400     5,300,580
  (a)Intertrust Technologies Corp. ....................    346,000       432,500
  (a)Interwoven Inc. ..................................  2,788,800    20,386,128
  (a)Intuit Inc. ......................................  1,366,200    54,948,564
  (a)Liberate Technologies Inc. .......................  1,334,000    13,179,920
  (a)MatrixOne Inc. ...................................    564,500     3,104,750


                                                                              79
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND               SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TECHNOLOGY SERVICES (CONT.)
  (a)Mercury Interactive Corp. ...................     962,800   $   22,933,896
  (a)Micromuse Inc. ..............................   2,071,400       19,160,450
  (a)Netiq Corp. .................................   1,006,300       28,327,345
  (a)NetScout Systems Inc. .......................     140,000          732,200
  (a)Nuance Communications Inc. ..................   1,148,700        9,270,009
  (a)Openwave Systems Inc. .......................     858,814        6,638,632
  (a)Overture Services Inc. ......................   2,531,800       66,712,930
  (a)Precise Software Solutions Ltd. (Israel) ....     501,000        9,574,110
(a,b)Predictive Systems Inc. .....................   2,051,300        2,625,664
  (a)Quest Software Inc. .........................   1,728,000       25,574,400
  (a)Retek Inc. ..................................   2,044,300       41,540,176
  (a)Roxio Inc. ..................................      44,935          576,516
(a,b)RSA Security Inc. ...........................   2,883,500       34,717,340
  (a)Sapient Corp. ...............................   4,361,000       18,795,910
  (a)Selectica Inc. ..............................     442,100        1,750,716
  (a)Serena Software Inc. ........................     770,400       12,449,664
  (a)SonicWALL Inc. ..............................   1,318,400       18,721,280
  (a)SpeechWorks International Inc. ..............     311,800        2,338,500
  (a)Tumbleweed Communications Corp. .............     723,700        2,207,285
  (a)ValiCert Inc. ...............................     479,500        1,333,010
  (a)VERITAS Software Corp. ......................     551,150       15,641,637
  (a)Verity Inc. .................................   1,572,200       16,696,764
  (a)Vignette Corp. ..............................   1,489,200        6,969,456
  (a)webMethods Inc. .............................     634,900        5,834,731
  (a)Wind River Systems Inc. .....................   3,532,524       50,656,394
                                                                 ---------------
                                                                  1,135,281,613
                                                                 ---------------
     TRANSPORTATION 3.4%
  (a)Alaska Air Group Inc. .......................     757,700       18,487,880
(a,b)Atlantic Coast Airlines Holdings Inc. .......   2,800,000       52,584,000
     C.H. Robinson Worldwide Inc. ................   2,551,200       68,295,624
  (b)Expeditors International of Washington Inc. .   2,929,300      132,404,360
  (a)Mesa Air Group Inc. .........................   1,065,900        5,702,565
     SkyWest Inc. ................................     645,100       11,805,330
                                                                 ---------------
                                                                    289,279,759
                                                                 ---------------
     UTILITIES 1.5%
(a,b)Aquila Inc. .................................   1,985,000       36,424,750
     Atmos Energy Corp. ..........................     994,700       21,435,785
     Northwestern Corp. ..........................     364,200        7,010,850
  (a)NRG Energy Inc. .............................   1,235,300       21,827,751
  (a)Orion Power Holdings Inc. ...................     899,500       23,216,095
     Sierra Pacific Resources ....................   1,097,200       15,920,372
                                                                 ---------------
                                                                    125,835,603
                                                                 ---------------
     TOTAL COMMON STOCKS (COST $8,216,995,167) ...                7,575,621,029
                                                                 ---------------


80
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN SMALL-MID CAP GROWTH FUND                                                  SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    ELECTRONIC TECHNOLOGY
(c) 3Ware Inc., pfd., D .....................................................       855,446           $650,139
(c) Anda Networks Inc., pfd., D .............................................       364,431            546,647
(c) Kestrel Solutions Inc., pfd., D .........................................       239,831            431,696
                                                                                                   -----------
    TOTAL PREFERRED STOCKS (COST $12,895,820)                                                        1,628,482
                                                                                                   -----------
    CONVERTIBLE PREFERRED STOCKS .2%
    FINANCE .2%
    Washington Mutual Inc., 8.00%, cvt., pfd. (COST $10,320,000) ............       206,400         14,138,400
                                                                                                   -----------

                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                                   ------
    CONVERTIBLE BONDS .2%
    COMMUNICATIONS
    Primus Telecommunications Group Inc., cvt., 5.75%, 2/15/07 ..............   $14,250,000          1,656,563
                                                                                                --------------
    ELECTRONIC TECHNOLOGY
    Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 ..........................     3,830,000          4,442,800
                                                                                                --------------
    HEALTH TECHNOLOGY .2%
    Intermune Inc., cvt., 5.75%, 7/15/06 ....................................    11,000,000         14,822,499
                                                                                                --------------
    TOTAL CONVERTIBLE BONDS (COST $29,080,000) ..............................                       20,921,862
                                                                                                --------------
    TOTAL LONG TERM INVESTMENTS (COST $8,269,290,987) .......................                    7,612,309,773
                                                                                                --------------
    SHORT TERM INVESTMENTS 21.1%
    ELECTRONIC TECHNOLOGY
(b) 3Ware Inc., cvt., zero cpn., 12/18/01 ...................................       876,493            876,493
                                                                                                --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 4.0%
    FNMA, 2.10%, 11/09/01 ...................................................   265,000,000        264,869,355
    FNMA, 2.10%, 11/15/01 ...................................................    80,000,000         79,930,960
                                                                                                --------------
                                                                                                   344,800,315
                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $345,687,493) ........................                      345,676,808
                                                                                                --------------

    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $8,614,978,480) ....                    7,957,986,581
                                                                                                --------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 17.1%
(d) Joint Repurchase Agreement, 2.567%, 11/01/01, (Maturity Value $684,936,729) .........    $684,887,893         $684,887,893
    ABN AMRO Inc. (Maturity Value $57,313,973)
    Banc of America Securities LLC (Maturity Value $54,483,026)
    Barclays Capital Inc. (Maturity Value $57,313,973)
    Bear, Stearns & Co., Inc. (Maturity Value $57,313,973)
    BMO Nesbitt Burns Corp. (Maturity Value $57,313,973)
    BNP Paribas Securities Corp. (Maturity Value $57,313,973)
    Credit Suisse First Boston Corp. (Maturity Value $57,313,973)
    Deutsche Banc Alex Brown Inc. (Maturity Value $57,313,973)
    Dresdner Kleinwort Benson Wasserstein Securities LLC (Maturity Value $57,313,973)
    Morgan Stanley & Co. Inc. (Maturity Value $57,313,973)
    SG Cowen Securities Corp. (Maturity Value $57,313,973)
    UBS Warburg LLC (Maturity Value $57,313,973)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds,
        and U.S. Government Agency Securities
(e) Bear, Stearns & Co. Inc., 2.64%, 11/01/01, (Maturity Value $100,014,667) ............     100,007,333          100,007,333
      Collateralized by U.S. Treasury Bills, Notes, and Bonds
(e) Credit Suisse First Boston Corp., 2.64%, 11/01/01, (Maturity Value $180,026,401) ....     180,013,200          180,013,200
      Collateralized by U.S. Government Agency Securities
(e) Deutsche Banc Alex Brown Inc., 2.62%, 11/01/01, (Maturity Value $532,078) ...........         532,039              532,039
      Collateralized by U.S. Government Agency Securities
(e) Goldman, Sachs & Co., 2.63%, 11/01/01, (Maturity Value $180,026,301) ................     180,013,150          180,013,150
      Collateralized by U.S. Treasury Notes and U.S. Government Agency Securities
(e) Lehman Brothers Inc., 2.62%, 11/01/01, (Maturity Value $141,907,653) ................     141,897,326          141,897,326
      Collateralized by U.S. Government Agency Securities
(e) UBS Warburg LLC, 2.65%, 11/01/01, (Maturity Value $180,026,501) .....................     180,013,250          180,013,250
                                                                                                                --------------
      Collateralized by U.S. Government Agency Securities
    TOTAL REPURCHASE AGREEMENTS (COST $1,467,364,191) ...................................                        1,467,364,191
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $10,082,342,671) 109.7% .....................................                        9,425,350,772
    OTHER ASSETS, LESS LIABILITIES (9.7)% ...............................................                         (834,928,785)
                                                                                                                --------------
    NET ASSETS 100.0% ...................................................................                       $8,590,421,987
                                                                                                                ==============

a      Non-income producing

b      See Note 7 regarding holdings of 5% voting securities.

c      See Note 6 regarding restricted securities.

d      See Note 1(c) regarding joint repurchase agreement.

e      See Note 1(d) regarding securities lending.


                       See notes to financial statements.

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Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

                                                        FRANKLIN            FRANKLIN             FRANKLIN
                                                        AGGRESSIVE          CALIFORNIA           LARGE CAP
                                                       GROWTH FUND         GROWTH FUND          GROWTH FUND
                                                    ---------------------------------------------------------
Assets:
   Investments in securities:
      Cost ....................................     $   186,619,376      $ 1,680,128,163      $   120,403,347
                                                    ---------------------------------------------------------
      Value ...................................         165,436,256        1,715,058,395          104,916,024
   Repurchase agreements, at value and cost ...                  --           75,676,541                   --
   Receivables:
      Investment securities sold ..............           2,074,149           30,119,339            1,771,694
      Capital shares sold .....................             135,583            1,699,492              119,218
      Dividends and interest ..................              19,390              787,335               34,308
      Affiliates ..............................              10,689                   --                   --
                                                    ---------------------------------------------------------
        Total assets ..........................         167,676,067        1,823,341,102          106,841,244
                                                    ---------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .........           2,231,619           27,068,673            1,766,041
      Capital shares redeemed .................             230,278            5,242,245               75,445
      Affiliates ..............................             220,252            1,675,013              162,181
      Shareholders ............................              48,036              525,385               20,464
      Collateral on securities loaned (Note 1d)                  --           75,676,541                   --
Other liabilities .............................              29,012              274,725                3,162
                                                    ---------------------------------------------------------
            Total liabilities .................           2,759,197          110,462,582            2,027,293
                                                    ---------------------------------------------------------
              Net assets, at value ............     $   164,916,870      $ 1,712,878,520      $   104,813,951
                                                    =========================================================
Net assets consist of:
   Undistributed net investment income ........     $    (1,199,845)     $    (3,463,812)     $       141,884
   Net unrealized appreciation (depreciation) .         (21,183,120)          34,930,232          (15,487,323)
   Accumulated net realized loss ..............        (169,850,077)        (315,606,737)         (48,925,446)
   Capital shares .............................         357,149,912        1,997,018,837          169,084,836
                                                    ---------------------------------------------------------
              Net assets, at value ............     $   164,916,870      $ 1,712,878,520      $   104,813,951
                                                    =========================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                                FRANKLIN          FRANKLIN          FRANKLIN
                                                                               AGGRESSIVE        CALIFORNIA         LARGE CAP
                                                                              GROWTH FUND        GROWTH FUND       GROWTH FUND
                                                                            ----------------------------------------------------
CLASS A:
  Net assets, at value ................................................     $   95,583,807     $1,324,640,200     $   48,820,254
                                                                            ====================================================
  Shares outstanding ..................................................          8,190,402         46,494,622          5,564,765
                                                                            ====================================================
  Net asset value per share(a) ........................................     $        11.67     $        28.49     $         8.77
                                                                            ====================================================
  Maximum offering price per share (net asset value per share / 94.25%)     $        12.38     $        30.23     $         9.31
                                                                            ====================================================
CLASS B:

  Net assets, at value ................................................     $   20,144,786     $  103,159,742     $    6,313,591
                                                                            ====================================================
  Shares outstanding ..................................................          1,746,751          3,702,943            730,531
                                                                            ====================================================
  Net asset value and maximum offering price per share(a)..............     $        11.53     $        27.86     $         8.64
                                                                            ====================================================
CLASS C:

  Net assets, at value ................................................     $   40,261,649     $  285,078,578     $   40,254,763
                                                                            ====================================================
  Shares outstanding ..................................................          3,497,062         10,211,472          4,656,108
                                                                            ====================================================
  Net asset value per share(a) ........................................     $        11.51     $        27.92     $         8.65
                                                                            ====================================================
  Maximum offering price per share (net asset value per share / 99%) ..     $        11.63     $        28.20     $         8.74
                                                                            ====================================================
ADVISOR CLASS:

  Net assets, at value ................................................     $    8,926,628                 --     $    9,425,343
                                                                            ====================================================
  Shares outstanding ..................................................            758,775                 --          1,067,492
                                                                            ====================================================
  Net asset value and maximum offering price per share ................     $        11.76                 --     $         8.83
                                                                            ====================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                      FRANKLIN             FRANKLIN
                                                      SMALL CAP          SMALL-MID CAP
                                                     GROWTH FUND II       GROWTH FUND
                                                  ------------------------------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers .............     $ 1,224,586,188      $ 7,366,859,048
    Cost - Non-controlled affiliated issuers           57,724,783        1,248,119,432
                                                  ====================================
    Value - Unaffiliated issuers ............       1,079,153,237        6,804,953,037
    Value - Non-controlled affiliated issuers          48,815,270        1,153,033,544
  Repurchase agreements, at value and cost ..                  --        1,467,364,191
  Receivables:
    Investment securities sold ..............           1,947,981           20,654,042
    Capital shares sold .....................          10,936,347            5,897,239
    Dividends and interest ..................              90,879            1,342,692
                                                  ------------------------------------
        Total assets ........................       1,140,943,714        9,453,244,745
                                                  ------------------------------------
Liabilities:
  Payables:
    Investment securities purchased .........           5,418,525           38,389,723
    Capital shares redeemed .................           3,087,518           33,301,427
    Affiliates ..............................           1,416,208            6,612,491
    Shareholders ............................              35,603              622,220
    Collateral on securities loaned (Note 1d)                  --          782,476,298
  Other liabilities .........................             172,594            1,420,599
                                                  ------------------------------------
        Total liabilities ...................          10,130,448          862,822,758
                                                  ------------------------------------
          Net assets, at value ..............     $ 1,130,813,266      $ 8,590,421,987
                                                  ====================================
  Net assets consist of:
    Undistributed net investment income .....     $    (3,447,258)     $    28,485,436
    Net unrealized depreciation .............        (154,342,464)        (656,991,899)
    Accumulated net realized loss ...........         (75,848,545)        (329,972,801)
    Capital shares ..........................       1,364,451,533        9,548,901,251
                                                  ------------------------------------
        Net assets, at value ................     $ 1,130,813,266      $ 8,590,421,987
                                                  ====================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                              FRANKLIN            FRANKLIN
                                                                              SMALL CAP         SMALL-MID CAP
                                                                            GROWTH FUND II       GROWTH FUND
                                                                            ---------------------------------
CLASS A:

  Net assets, at value ................................................     $  724,981,080     $7,381,865,369
                                                                            =================================
  Shares outstanding ..................................................         84,387,380        271,246,373
                                                                            =================================
  Net asset value per share(a) ........................................     $         8.59     $        27.21
                                                                            =================================
  Maximum offering price per share (net asset value per share / 94.25%)     $         9.11     $        28.87
                                                                            =================================
CLASS B:

  Net assets, at value ................................................     $  114,976,716                 --
                                                                            =================================
  Shares outstanding ..................................................         13,510,788                 --
                                                                            =================================
  Net asset value and maximum offering price per share(a) .............     $         8.51                 --
                                                                            =================================
CLASS C:

  Net assets, at value ................................................     $  188,470,547     $  937,425,167
                                                                            =================================
  Shares outstanding ..................................................         22,132,173         35,336,083
                                                                            =================================
  Net asset value per share(a) ........................................     $         8.52     $        26.53
                                                                            =================================
  Maximum offering price per share (net asset value per share / 99%) ..     $         8.61     $        26.80
                                                                            =================================
ADVISOR CLASS:

  Net assets, at value ................................................     $  102,384,923     $  271,131,451
                                                                            =================================
  Shares outstanding ..................................................         11,846,070          9,890,298
                                                                            =================================
  Net asset value and maximum offering price per share ................     $         8.64     $        27.41
                                                                            =================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           AGGRESSIVE         CALIFORNIA          LARGE CAP
                                                           GROWTH FUND        GROWTH FUND        GROWTH FUND
                                                         ---------------------------------------------------
Investment income:
  Dividends ........................................     $     431,457      $   7,648,197      $   1,165,791
  Interest .........................................                --            488,913                 --
                                                         ---------------------------------------------------
      Total investment income ......................           431,457          8,137,110          1,165,791
                                                         ---------------------------------------------------
Expenses:
  Management fees (Note 3) .........................           474,224          4,461,279            306,151
  Administrative fees (Note 3) .....................           202,045                 --            129,514
  Distribution fees (Note 3)
    Class A ........................................           188,348          1,918,574            103,297
    Class B ........................................           121,259            573,531             36,289
    Class C ........................................           255,314          1,670,081            240,970
  Transfer agent fees (Note 3) .....................           383,734          2,417,046            134,514
  Custodian fees ...................................             1,135             10,685                704
  Reports to shareholders ..........................            38,842            218,117              7,304
  Registration and filing fees .....................            83,596            223,777             71,411
  Professional fees ................................            13,380             79,540             12,922
  Trustees' fees and expenses ......................             1,395             12,238                787
  Other ............................................             1,543             16,054                719
                                                         ---------------------------------------------------
      Total expenses ...............................         1,764,815         11,600,922          1,044,582
      Expenses waived/paid by affiliate (Note 3) ...          (133,513)                --            (20,675)
                                                         ---------------------------------------------------
        Net expenses ...............................         1,631,302         11,600,922          1,023,907
                                                         ---------------------------------------------------
          Net investment income (loss) .............        (1,199,845)        (3,463,812)           141,884
                                                         ---------------------------------------------------
Realized and unrealized losses:
  Net realized loss from investments ...............       (43,206,010)      (111,606,043)       (15,171,204)
  Net unrealized depreciation on investments: ......        (9,904,592)      (236,580,073)       (20,493,051)
                                                         ---------------------------------------------------
Net realized and unrealized loss ...................       (53,110,602)      (348,186,116)       (35,664,255)
                                                         ---------------------------------------------------
Net decrease in net assets resulting from operations     $ (54,310,447)     $(351,649,928)     $ (35,522,371)
                                                         ===================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                              FRANKLIN             FRANKLIN
                                                                              SMALL CAP          SMALL-MID CAP
                                                                            GROWTH FUND II        GROWTH FUND
                                                                           ------------------------------------
Investment income:
  Dividends
    Unaffiliated issuers .............................................     $     3,488,007      $    19,608,504
    Non-controlled affiliated issuers (Note 7) .......................                  --              668,156
  Interest ...........................................................                  --           28,838,435
                                                                           ------------------------------------
         Total investment income .....................................           3,488,007           49,115,095
                                                                           ------------------------------------
Expenses:
  Management fees (Note 3) ...........................................           2,153,221           22,887,513
  Administrative fees (Note 3) .......................................             966,269                   --
  Distribution fees (Note 3)
    Class A ..........................................................           1,024,635           10,843,263
    Class B ..........................................................             579,244                   --
    Class C ..........................................................             910,562            5,558,873
  Transfer agent fees (Note 3) .......................................             861,199            7,206,797
  Custodian fees .....................................................               3,713               53,098
  Reports to shareholders ............................................             125,388              766,321
  Registration and filing fees .......................................             275,528              755,133
  Professional fees ..................................................              24,538               61,753
  Trustees' fees and expenses ........................................               4,951               68,050
  Other ..............................................................               1,016               74,467
                                                                           ------------------------------------
      Total expenses .................................................           6,930,264           48,275,268
                                                                           ------------------------------------
        Net investment income (loss) .................................          (3,442,257)             839,827
                                                                           ------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments
      Unaffiliated issuers ...........................................          (3,094,204)         263,802,426
      Non-controlled affiliated issuers (Note 7) .....................             151,870           17,632,130
    Foreign currency transactions ....................................               5,185                   --
                                                                           ------------------------------------
          Net realized gain (loss) ...................................          (2,937,149)         281,434,556
    Net unrealized depreciation on investments .......................        (171,718,865)      (2,573,592,804)
                                                                           ------------------------------------
Net realized and unrealized loss .....................................        (174,656,014)      (2,292,158,248)
                                                                           ------------------------------------
Net decrease in net assets resulting from operations .................     $  (178,098,271)     $(2,291,318,421)
                                                                           ====================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                       FRANKLIN AGGRESSIVE GROWTH FUND         FRANKLIN CALIFORNIA GROWTH FUND
                                                   ------------------------------------------------------------------------------
                                                       SIX MONTHS             YEAR              SIX MONTHS            YEAR
                                                          ENDED               ENDED                ENDED              ENDED
                                                    OCTOBER 31, 2001      APRIL 30, 2001      OCTOBER 31, 2001     APRIL 30, 2001
                                                   ------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment loss ......................     $    (1,199,845)     $    (3,148,023)     $    (3,463,812)     $    (4,198,143)
    Net realized loss from investments and
      foreign currency transactions ..........         (43,206,010)        (124,958,689)        (111,606,043)        (195,170,396)
    Net unrealized depreciation on investments          (9,904,592)         (32,887,823)        (236,580,073)        (690,569,994)
                                                   ------------------------------------------------------------------------------
        Net decrease in net assets resulting
          from operations ....................         (54,310,447)        (160,994,535)        (351,649,928)        (889,938,533)
  Distributions to shareholders from:
    Net investment income:
      Class A ................................                  --                   --                   --           (8,876,937)
      Class B ................................                  --                   --                   --             (544,466)
    Net realized gains:
      Class A ................................                  --              (56,518)                  --         (115,300,737)
      Class B ................................                  --              (12,569)                  --           (7,075,725)
      Class C ................................                  --              (27,878)                  --          (25,599,562)
      Advisor Class ..........................                  --              (15,909)                  --                   --
                                                   ------------------------------------------------------------------------------
  Total distributions to shareholders ........                  --             (112,874)                  --         (157,397,427)
  Capital share transactions: (Note 2)
      Class A ................................          (1,366,675)          38,662,074          (85,048,296)         465,327,403
      Class B ................................            (848,297)          12,505,777            4,120,763          111,084,143
      Class C ................................          (5,860,811)          19,718,772          (24,587,992)         122,952,132
      Advisor Class ..........................         (10,531,959)          (4,732,037)                  --                   --
                                                   ------------------------------------------------------------------------------
  Total capital share transactions ...........         (18,607,742)          66,154,586         (105,515,525)         699,363,678
        Net decrease in net assets ...........         (72,918,189)         (94,952,823)        (457,165,453)        (347,972,282)
Net assets:
  Beginning of period ........................         237,835,059          332,787,882        2,170,043,973        2,518,016,255
                                                   ------------------------------------------------------------------------------
  End of period ..............................     $   164,916,870      $   237,835,059      $ 1,712,878,520      $ 2,170,043,973
                                                   ==============================================================================
Undistributed net investment income included
  in net assets:
    End of period ............................     $    (1,199,845)     $            --      $    (3,463,812)     $            --
                                                   ==============================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                    FRANKLIN LARGE CAP GROWTH FUND           FRANKLIN SMALL CAP GROWTH FUND II
                                                 --------------------------------------------------------------------------------
                                                   SIX MONTHS                YEAR             SIX MONTHS             YEAR
                                                      ENDED                  ENDED               ENDED               ENDED
                                                 OCTOBER 31, 2001       APRIL 30, 2001      OCTOBER 31, 2001     APRIL 30, 2001
                                                 --------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
  Net investment income (loss) .............     $       141,884      $      (749,379)     $    (3,442,257)     $    (2,278,165)
  Net realized loss from investments and
    foreign currency transactions ..........         (15,171,204)         (33,155,902)          (2,937,149)         (72,911,396)
  Net unrealized appreciation (depreciation)
    on investments .........................         (20,493,051)          (7,414,343)        (171,718,865)          17,376,401
                                                 --------------------------------------------------------------------------------
      Net decrease in net assets resulting
        from operations ....................         (35,522,371)         (41,319,624)        (178,098,271)         (57,813,160)
Distributions to shareholders from:
  Net investment income:
    Class A ................................                  --              (65,823)                  --                   --
    Class B ................................                  --               (1,936)                  --                   --
    Advisor Class ..........................                  --              (32,814)                  --                   --
Net realized gains:
    Class A ................................                  --              (88,672)                  --                   --
    Class B ................................                  --              (11,211)                  --                   --
    Class C ................................                  --              (80,242)                  --                   --
    Advisor Class ..........................                  --              (29,988)                  --                   --
                                                 --------------------------------------------------------------------------------
Total distributions to shareholders ........                  --             (310,686)                  --                   --
Capital share transactions: (Note 2)
    Class A ................................           1,117,939           42,506,359          376,702,954          496,826,182
    Class B ................................             (25,414)           6,218,522           31,659,460          111,970,456
    Class C ................................          (1,781,813)          35,763,641           63,952,014          168,056,116
    Advisor Class ..........................          (4,109,303)           3,126,850           61,845,809           55,711,706
                                                 --------------------------------------------------------------------------------
Total capital share transactions ...........          (4,798,591)          87,615,372          534,160,237          832,564,460
      Net increase (decrease) in net assets          (40,320,962)          45,985,062          356,061,966          774,751,300
Net assets
  Beginning of period ......................         145,134,913           99,149,951          774,751,300                   --
                                                 --------------------------------------------------------------------------------
  End of period ............................     $   104,813,951      $   145,134,913      $ 1,130,813,266      $   774,751,300
                                                 ================================================================================
Undistributed net investment income included
  in net assets:
    End of period ..........................     $       141,884      $            --      $    (3,447,258)     $        (5,000)
                                                 ================================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                                     FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                                    --------------------------------------
                                                                                       SIX MONTHS               YEAR
                                                                                          ENDED                 ENDED
                                                                                    OCTOBER 31, 2001        APRIL 30, 2001
                                                                                    --------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .....................................................     $        839,827      $     27,796,959
    Net realized gain (loss) from investments and foreign currency transactions          281,434,556          (587,524,149)
    Net unrealized depreciation on investments ................................       (2,573,592,804)       (3,077,471,861)
                                                                                    --------------------------------------
         Net decrease in net assets resulting from operations .................       (2,291,318,421)       (3,637,199,051)
  Distributions to shareholders from:
    Net investment income:
      Class A .................................................................                   --           (67,237,271)
      Advisor Class ...........................................................                   --            (3,215,421)
    Net realized gains:
      Class A .................................................................                   --           (63,552,653)
      Class C .................................................................                   --            (8,847,530)
      Advisor Class ...........................................................                   --            (2,394,727)
                                                                                    --------------------------------------
  Total distributions to shareholders .........................................                   --          (145,247,602)
  Capital share transactions: (Note 2)
      Class A .................................................................         (260,636,140)        1,632,181,656
      Class C .................................................................          (70,705,237)           27,611,635
      Advisor Class ...........................................................          (14,043,673)           45,485,308
                                                                                    --------------------------------------
  Total capital share transactions ............................................         (345,385,050)        1,705,278,599
        Net decrease in net assets ............................................       (2,636,703,471)       (2,077,168,054)
Net assets:
  Beginning of period .........................................................       11,227,125,458        13,304,293,512
                                                                                    --------------------------------------
  End of period ...............................................................     $  8,590,421,987      $ 11,227,125,458
                                                                                    ======================================
Undistributed net investment income included in net assets:
  End of period ...............................................................     $     28,485,436      $     27,645,609
                                                                                    ======================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2001, the Franklin Small Cap Growth Fund I was renamed the Franklin Small-Mid Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2001, all repurchase agreements held by the Funds had been entered into on that date.

d. SECURITIES LENDING:

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term investments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Franklin California Growth Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the fund. Prior to May 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $2,543 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended October 31, 2001 was to decrease net investment income by $5,435 and increase unrealized gains by $5,435. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

i. REDEMPTION FEES:

Effective September 17,2001, the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the funds and accounted for as additional paid in capital.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, & ADVISOR CLASS           CLASS A, CLASS B, & CLASS C                 CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund          Franklin California Growth Fund             Franklin Aggressive Growth Fund
                                                                                        Franklin Large Cap Growth Fund
                                                                                        Franklin Small Cap Growth Fund II

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                     FRANKLIN                                  FRANKLIN
                                               AGGRESSIVE GROWTH FUND                    CALIFORNIA GROWTH FUND
                                           --------------------------------------------------------------------------
                                             SHARES             AMOUNT                 SHARES              AMOUNT
                                           --------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ...................           2,353,893      $    32,620,024            4,886,900      $   153,947,479
  Shares redeemed ...............          (2,508,202)         (33,986,699)          (7,725,391)        (238,995,775)
                                           --------------------------------------------------------------------------
  Net decrease ..................            (154,309)     $    (1,366,675)          (2,838,491)     $   (85,048,296)
                                           ==========================================================================
Year ended April 30, 2001
  Shares sold ...................           7,129,056      $   163,124,235           23,888,286      $ 1,147,695,281
  Shares issued on merger(a) ....                  --                   --            1,337,534           70,755,525
  Shares issued in reinvestment
    of distributions ............               2,344               43,230            2,783,458          116,181,507
  Shares redeemed ...............          (5,606,001)        (124,505,391)         (19,068,986)        (869,304,910)
                                           --------------------------------------------------------------------------
  Net increase ..................           1,525,399      $    38,662,074            8,940,292      $   465,327,403
                                           ==========================================================================
CLASS B SHARES:
Six months ended October 31, 2001
  Shares sold ...................             138,779      $     1,851,881              473,846      $    14,726,879
  Shares redeemed ...............            (210,677)          (2,700,178)            (356,297)         (10,606,116)
                                           --------------------------------------------------------------------------
  Net increase (decrease) .......             (71,898)     $      (848,297)             117,549      $     4,120,763
                                           ==========================================================================
Year ended April 30, 2001
  Shares sold ...................             824,210      $    19,121,415            2,482,273      $   117,929,174
  Shares issued in reinvestment
    of distributions ............                 583               10,921              172,907            7,103,015
  Shares redeemed ...............            (340,830)          (6,626,559)            (358,316)         (13,948,046)
                                           --------------------------------------------------------------------------
  Net increase ..................             483,963      $    12,505,777            2,296,864      $   111,084,143
                                           ==========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN                              FRANKLIN
                                                           AGGRESSIVE GROWTH FUND                CALIFORNIA GROWTH FUND
                                                        -------------------------------------------------------------------
                                                           SHARES           AMOUNT              SHARES            AMOUNT
                                                        -------------------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           308,296      $   4,132,890            745,591      $  23,037,823
  Shares redeemed ..............................          (793,039)        (9,993,701)        (1,583,743)       (47,625,815)
                                                        -------------------------------------------------------------------
  Net decrease .................................          (484,743)     $  (5,860,811)          (838,152)     $ (24,587,992)
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         2,437,578      $  53,153,911          3,636,106      $ 172,898,309
  Shares issued in reinvestment of distributions             1,411             26,387            569,071         23,434,324
  Shares redeemed ..............................        (1,660,383)       (33,461,526)        (1,796,894)       (73,380,501)
                                                        -------------------------------------------------------------------
  Net increase .................................           778,606      $  19,718,772          2,408,283      $ 122,952,132
                                                        ===================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           149,518      $   2,003,852
  Shares redeemed ..............................          (837,484)       (12,535,811)
                                                        -----------------------------
  Net decrease .................................          (687,966)     $ (10,531,959)
                                                        =============================
Year ended April 30, 2001
  Shares sold ..................................         1,083,208      $  23,729,307
  Shares issued in reinvestment of distributions               809             15,321
  Shares redeemed ..............................        (1,483,271)       (28,476,665)
                                                        -----------------------------
  Net decrease .................................          (399,254)     $  (4,732,037)
                                                        =============================

                                                                 FRANKLIN                               FRANKLIN
                                                           LARGE CAP GROWTH FUND                 SMALL CAP GROWTH FUND II
                                                        -------------------------------------------------------------------
                                                          SHARES            AMOUNT              SHARES             AMOUNT
                                                        -------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ..................................         1,099,954      $  11,312,041         53,783,645      $ 501,419,759
  Shares redeemed ..............................        (1,088,110)       (10,194,102)       (13,853,099)      (124,716,805)
                                                        -------------------------------------------------------------------
  Net increase .................................            11,844      $   1,117,939         39,930,546      $ 376,702,954
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         4,038,421      $  58,501,278         57,264,688      $ 630,259,480
  Shares issued in reinvestment of distributions            10,270            142,039                 --                 --
  Shares redeemed ..............................        (1,149,726)       (16,136,958)       (12,807,854)      (133,433,298)
                                                        -------------------------------------------------------------------
  Net increase .................................         2,898,965      $  42,506,359         44,456,834      $ 496,826,182
                                                        ===================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN                           FRANKLIN
                                                             LARGE CAP GROWTH FUND             SMALL CAP GROWTH FUND II
                                                         ------------------------------------------------------------------
                                                            SHARES           AMOUNT            SHARES            AMOUNT
                                                         ------------------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           132,035      $   1,302,593          3,911,868      $  37,581,781
  Shares redeemed ..............................          (129,483)        (1,328,007)          (656,658)        (5,922,321)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................             2,552      $     (25,414)         3,255,210      $  31,659,460
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................           524,342      $   7,539,128         10,737,067      $ 116,859,826
  Shares issued in reinvestment of distributions               738             10,121                 --                 --
  Shares redeemed ..............................          (101,953)        (1,330,727)          (481,489)        (4,889,370)
                                                         ------------------------------------------------------------------
  Net increase .................................           423,127      $   6,218,522         10,255,578      $ 111,970,456
                                                        ===================================================================
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           657,676      $   6,620,047          8,241,488      $  78,230,181
  Shares redeemed ..............................          (832,970)        (8,401,860)        (1,589,320)       (14,278,167)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................          (175,294)     $  (1,781,813)         6,652,168      $  63,952,014
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         3,154,190      $  44,977,400         17,009,123      $ 184,222,744
  Shares issued in reinvestment of distributions             5,426             74,401                 --                 --
  Shares redeemed ..............................          (721,510)        (9,288,160)        (1,529,118)       (16,166,628)
                                                         ------------------------------------------------------------------
  Net increase .................................         2,438,106      $  35,763,641         15,480,005      $ 168,056,116
                                                        ===================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................            81,746      $     830,672          6,904,116      $  66,019,614
  Shares redeemed ..............................          (548,906)        (4,939,975)          (451,573)        (4,173,805)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................          (467,160)     $  (4,109,303)         6,452,543      $  61,845,809
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................           415,037      $   6,141,172          5,767,595      $  59,586,036
  Shares issued in reinvestment of distributions             4,277             59,362                 --                 --
  Shares redeemed ..............................          (222,434)        (3,073,684)          (374,068)        (3,874,330)
                                                         ------------------------------------------------------------------
  Net increase .................................           196,880      $   3,126,850          5,393,527      $  55,711,706
                                                        ===================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                    FRANKLIN
                                                            SMALL-MID CAP GROWTH FUND
                                                        ---------------------------------
                                                            SHARES             AMOUNT
                                                        ---------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ..................................          47,559,292      $ 1,457,476,842
  Shares redeemed ..............................         (57,627,966)      (1,718,112,982)
                                                        ---------------------------------
  Net decrease .................................         (10,068,674)     $  (260,636,140)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................         148,200,752      $ 6,429,285,812
  Shares issued in reinvestment of distributions           2,971,843          116,942,078
  Shares redeemed ..............................        (116,113,288)      (4,914,046,234)
                                                        ---------------------------------
  Net increase .................................          35,059,307      $ 1,632,181,656
                                                        =================================
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           1,848,149      $    56,019,303
  Shares redeemed ..............................          (4,315,612)        (126,724,540)
                                                        ---------------------------------
  Net decrease .................................          (2,467,463)     $   (70,705,237)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................           6,874,459      $   291,010,139
  Shares issued in reinvestment of distributions             197,661            7,633,639
  Shares redeemed ..............................          (6,683,311)        (271,032,143)
                                                        ---------------------------------
  Net increase .................................             388,809      $    27,611,635
                                                        =================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           2,152,181      $    68,678,512
  Shares redeemed ..............................          (2,672,885)         (82,722,185)
                                                        ---------------------------------
  Net decrease .................................            (520,704)     $   (14,043,673)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................           4,263,604      $   182,792,604
  Shares issued in reinvestment of distributions             101,825            4,030,216
  Shares redeemed ..............................          (3,505,602)        (141,337,512)
                                                        ---------------------------------
  Net increase .................................             859,827      $    45,485,308
                                                        =================================


(a) On August 4, 2000, the Franklin California Growth Fund acquired the net assets of Franklin MidCap Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by Franklin MidCap Growth Fund's shareholders.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                      FRANKLIN       FRANKLIN        FRANKLIN       FRANKLIN
                     AGGRESSIVE     CALIFORNIA       LARGE CAP      SMALL CAP
                     GROWTH FUND    GROWTH FUND     GROWTH FUND   GROWTH FUND II
                     -----------------------------------------------------------
Dividend income ..    $342,856       $1,552,899      $192,349       $2,849,959

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
 .625%        First $100 million
 .500%        Over $100 million, up to and including $250 million
 .450%        Over $250 million, up to and including $10 billion
 .440%        Over $10 billion, up to and including $12.5 billion
 .420%        Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
 .500%        First $500 million
 .400%        Over $500 million, up to and including $1 billion
 .350%        Over $1 billion, up to and including $1.5 billion
 .300%        Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
 .550%        First $500 million
 .450%        Over $500 million, up to and including $1 billion
 .400%        Over $1 billion, up to and including $1.5 billion
 .350%        Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of
 .20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative fees for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

                FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN           FRANKLIN
               AGGRESSIVE      CALIFORNIA       LARGE CAP        SMALL CAP        SMALL-MID CAP
               GROWTH FUND     GROWTH FUND     GROWTH FUND      GROWTH FUND II     GROWTH FUND
               --------------------------------------------------------------------------------
Class A .....      .35%            .25%            .35%              .35%              .25%
Class B .....     1.00%           1.00%           1.00%             1.00%               --
Class C .....     1.00%           1.00%           1.00%             1.00%             1.00%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                           FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                          AGGRESSIVE         CALIFORNIA          LARGE CAP         SMALL CAP        SMALL-MID CAP
                                          GROWTH FUND        GROWTH FUND        GROWTH FUND      GROWTH FUND II      GROWTH FUND
                                          ---------------------------------------------------------------------------------------
Net commissions paid ...............      $   93,085         $  861,642         $  100,275         $2,084,250         $2,232,733
Contingent deferred sales charges ..      $   61,090         $  202,479         $   24,207         $  154,785         $  115,393

The Funds paid transfer agent fees of $11,003,290, of which $5,756,643 was paid to Investor Services.

At October 31, 2001, Advisers and/or investment companies managed by Advisers owned 8.09% of the Franklin Large Cap Growth Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


4. INCOME TAXES

At April 30, 2001, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                               AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP      SMALL-MID CAP
                                               GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                               ------------------------------------------------------------------------
Capital loss carryovers expiring in 2009       $29,887,516   $53,002,823   $2,395,246      $3,600,488      $58,496,257

At April 30, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

  FRANKLIN            FRANKLIN                FRANKLIN               FRANKLIN                FRANKLIN
 AGGRESSIVE          CALIFORNIA               LARGE CAP              SMALL CAP             SMALL-MID CAP
 GROWTH FUND         GROWTH FUND             GROWTH FUND           GROWTH FUND II           GROWTH FUND
--------------------------------------------------------------------------------------------------------
$90,274,188         $146,054,268             $25,956,559            $65,124,027             $552,444,008

At April 30, 2001, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

 FRANKLIN                FRANKLIN                        FRANKLIN                       FRANKLIN
AGGRESSIVE               LARGE CAP                       SMALL CAP                    SMALL-MID CAP
GROWTH FUND             GROWTH FUND                    GROWTH FUND II                  GROWTH FUND
--------------------------------------------------------------------------------------------------------
  $3,764                  $3,546                           $430                            $36

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, offering costs, and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond premiums.

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN         FRANKLIN          FRANKLIN         FRANKLIN           FRANKLIN
                                               AGGRESSIVE       CALIFORNIA         LARGE CAP        SMALL CAP        SMALL-MID CAP
                                               GROWTH FUND      GROWTH FUND       GROWTH FUND     GROWTH FUND II      GROWTH FUND
                                             --------------------------------------------------------------------------------------
Investments at cost ......................   $ 190,061,521    $ 1,760,910,655    $ 122,589,028   $ 1,290,082,453   $ 10,082,780,837
                                             ======================================================================================

Unrealized appreciation ..................   $  18,094,186    $   293,324,739    $   4,230,011   $    68,553,951   $  1,675,952,746
Unrealized depreciation ..................     (42,719,451)      (263,500,458)     (21,903,015)     (230,667,897)    (2,333,382,811)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $ (24,625,265)   $    29,824,281    $ (17,673,004)  $  (162,113,946)  $   (657,430,065)
                                             ======================================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 were as follows:

                FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN
               AGGRESSIVE       CALIFORNIA       LARGE CAP       SMALL CAP       SMALL-MID CAP
               GROWTH FUND      GROWTH FUND     GROWTH FUND    GROWTH FUND II     GROWTH FUND
              ---------------------------------------------------------------------------------
Purchases     $ 89,008,015     $573,189,519     $86,602,360     $639,900,379     $2,132,146,457
Sales ...     $109,176,911     $562,809,911     $85,319,119     $171,679,134     $1,808,822,341


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2001, the funds held restricted securities as follows:

                                                                                          ACQUISITION
SHARES/PRINCIPAL/WARRANTS             ISSUER                                                  DATE           COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
        329,274                       Micro Photonix Integration Corp., pfd., C
                                         (.06% of Net Assets)                                6/23/00      $ 2,079,464    $ 1,037,213
                                                                                                                         -----------

FRANKLIN CALIFORNIA GROWTH FUND
        145,772                       Anda Networks Inc., pfd., D                            3/24/00      $ 2,000,000    $   218,658
        142,857                       BioMarin Pharmaceutical Inc., wts., 5/16/04            5/17/01               14             --
      2,227,171                       Fibrogen Inc., pfd., E                                 5/19/00        9,999,998      9,999,998

        124,712                       Kestrel Solutions Inc., pfd., D                        1/20/00        1,624,997        224,482
        772,727                       Masimo Corp., pfd., F                                  5/15/00        8,499,997      4,249,999
      2,028,398                       Pro*duct Health Inc., pfd. C                           9/29/00       10,000,002     10,000,002
                                                                                                                         -----------
                                      TOTAL RESTRICTED SECURITIES (1.44% of Net Assets)                                  $24,693,139
                                                                                                                         ===========
FRANKLIN SMALL CAP GROWTH FUND II
        95,148                        Micro Photonix Integration Corp., pfd., C
                                         (.02% of Net Assets)                                6/23/00      $   600,888    $   299,716
                                                                                                                         ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
        876,493                       3Ware Inc., cvt., zero cpn. 12/18/01                  10/18/01      $   876,493    $   876,493
        855,446                       3Ware Inc., pfd., D                                    7/28/00        4,770,822        650,139
        364,431                       Anda Networks Inc., pfd., D                            3/24/00        5,000,000        546,647
        239,831                       Kestrel Solutions Inc., pfd., D                        1/20/00        3,124,998        431,696
                                                                                                                         -----------
                                      TOTAL RESTRICTED SECURITIES (.03% of Net Assets)                                   $ 2,504,975
                                                                                                                         ===========

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 2001 were as shown below.

                                        NUMBER OF                               NUMBER OF
                                         SHARES                                  SHARES                                 REALIZED
                                        HELD AT                                  HELD AT                                 CAPITAL
                                      BEGINNING OF     GROSS        GROSS        END OF       VALUE AT     DIVIDEND       GAINS
NAME OF ISSUER                           PERIOD      ADDITIONS    REDUCTIONS     PERIOD     END OF PERIOD   INCOME       (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc., A ........       300,000      565,000                    865,000    $ 4,108,750   $     --   $        --
Catapult Communications Corp .......       200,000      665,000        8,800       865,800     19,406,520         --       151,870
Rudolph Technologies Inc ...........       400,000      600,000                  1,000,000     25,300,000         --            --
                                                                                            ---------------------------------------
  TOTAL NON-CONTROLLED AFFILIATED
    ISSUERS ........................                                                          $48,815,270   $     --   $   151,870
                                                                                            ======================================

FRANKLIN SMALL-MID CAP GROWTH FUND
Affiliated Computer Services Inc., A     2,765,800           --           --     2,765,800          $ (a)   $     --   $        --
Airgate PCS Inc ....................     1,069,700           --           --     1,069,700     55,046,762         --            --
Alaska Communication Systems
  Holdings Inc .....................     2,411,700           --           --     2,411,700     16,954,251         --            --
Aquila Inc .........................     1,010,100      974,900           --     1,985,000     36,424,750         --            --
Atlantic Coast Airlines Holdings Inc     2,800,000           --           --     2,800,000     52,584,000         --            --
Atwood Oceanics Inc ................     1,216,600           --           --     1,216,600     37,118,466         --            --
Brio Technology Inc ................     1,715,700           --           --     1,715,700      2,350,509         --            --
Catapult Communications Corp .......       656,800           --      656,800            --             --         --     4,515,473
ChemFirst Inc ......................       764,900           --      217,400       547,500            (a)    142,930      (611,587)
Coherent Inc .......................     1,450,000           --           --     1,450,000     38,425,000         --            --
Core Laboratories NV (Netherlands) .     1,900,000           --           --     1,900,000     30,970,000         --            --
Covansys Corp.(b) ...................     1,690,900           --       43,200     1,647,700     12,687,290         --      (990,677)
Epoch Biosciences Inc ..............     1,368,900           --       22,600     1,346,300      3,675,399         --      (327,861)
Expeditors International of
  Washington Inc ...................     2,929,300           --           --     2,929,300    132,404,360    292,930            --
FLIR Systems Inc ...................     1,028,600       47,500      447,500       628,600            (a)         --     9,501,686
Gibraltar Steel Corp ...............     1,012,800           --           --     1,012,800     17,926,560     70,896            --
Grey Wolf Inc ......................    11,445,600           --           --    11,445,600     33,077,784         --            --
HNC Software Inc ...................     1,922,800           --      532,100     1,390,700            (a)         --     6,958,556
Inhale Therapeutic Systems Inc .....     3,751,732           --           --     3,751,732     65,655,310         --            --
Insight Communications Inc., A .....     3,230,800           --      300,000     2,930,800     60,081,400         --     1,844,495
Interep National Radio Sales Inc ...       489,100           --        8,700       480,400      1,945,620         --       (65,252)
Mettler-Toledo International Inc. ..
  (Switzerland) ....................     2,931,600           --           --     2,931,600    134,589,756         --            --
Predictive Systems Inc .............     2,051,300           --           --     2,051,300      2,625,664         --            --
Reliance Steel & Aluminum Co .......     1,345,000           --           --     1,345,000            (a)    161,400            --
RSA Security Inc ...................     3,330,000           --      446,500     2,883,500     34,717,340         --    (3,542,021)
Rural Cellular Corp., A ............       765,700           --           --       765,700     17,389,047         --            --
Silicon Valley Bancshares ..........     2,840,000           --           --     2,840,000     66,569,600         --            --
Swift Energy Co ....................     1,326,366           --           --     1,326,366     31,368,556         --            --
Tektronix Inc ......................     4,986,900      451,300           --     5,438,200    107,132,540         --            --
Trico Marine Services Inc ..........     2,757,500           --           --     2,757,500     17,703,150         --            --
UbiquiTel Inc ......................     1,568,100    2,357,600           --     3,925,700     35,920,155         --            --

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                               NUMBER                            NUMBER
                                             OF SHARES                         OF SHARES                              REALIZED
                                              HELD AT                           HELD AT      VALUE                    CAPITAL
                                             BEGINNING    GROSS      GROSS       END OF       AT END      DIVIDEND     GAINS
NAME OF ISSUER                               OF PERIOD  ADDITIONS  REDUCTIONS    PERIOD     OF PERIOD      INCOME     (LOSSES)
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH FUND: (CONT.)
US Liquids Inc ............................  1,003,400      --            --   1,003,400  $    5,017,000  $     --  $        --
US Unwired Inc., A ........................    925,000      --       230,000     695,000             (a)        --      349,318
Varco International Inc ...................  5,678,281      --            --   5,678,281      85,174,215        --           --
Visible Genetics Inc. (Canada) ............  1,206,000      --            --   1,206,000      17,499,060        --           --
                                                                                          -------------------------------------
    TOTAL NON-CONTROLLED AFFILIATED
      ISSUERS .............................                                               $1,153,033,544  $668,156  $17,632,130
                                                                                          =====================================

(a)      As of October 31, 2001, no longer an affiliate.

(b) Reflects name change from Complete Business Solutions, Inc. to Covansys Corp. as of 6/07/01.


8. SECURITIES LENDING

At October 31, 2001, the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loaned securities with a value of $72,551,062 and $727,406,432 and received net interest income of $4,990 and $823,207, respectively, from the investment of cash collateral. This page intentionally left blank.

                         This page intentionally blank.
















SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 2001 -- a period of rapid economic deterioration and falling stock markets. Yet, at period-end, there were some preliminary indications that the economy could improve in 2002, while stock markets staged an impressive comeback from the lows reached in mid-September.

A BEAR OF A TIME

The six months under review saw further U.S. economic weakness, as gross domestic product (GDP), the widest gauge of the country's economic health, reported a small, 0.3% annualized increase in the second quarter of 2001. The third quarter of the year actually saw GDP shrink at a 1.1% annualized rate, as the deepening economic problems were exacerbated by the September terrorist attacks. The feeble economy hurt corporate profits and forced many companies to cut expenses, including laying off employees. As a result, unemployment rose to 5.4% by October 31, 2001, a level not seen since December 1996.


CONTENTS

Shareholder Letter .....................................................       1

Special Feature:
Staying the Course Can Be Rewarding ....................................       5

Fund Reports

  Franklin Biotechnology Discovery Fund ................................       9

  Franklin Global Communications Fund ..................................      14

  Franklin Global Health Care Fund .....................................      20

  Franklin Natural Resources Fund ......................................      26

  Franklin Technology Fund .............................................      32

Financial Highlights & Statements of Investments .......................      38

Financial Statements ...................................................      63

Notes to Financial Statements ..........................................      72

"Despite the gloomy picture during the period, the coming months could offer better news for the economy."


Finding it difficult to fight such strong headwinds, the equity markets slid downward for most of the period, before plunging after the September 11 tragedies. However, when things looked the bleakest in late September, the markets found their footing and rebounded strongly through the end of the period. From their nadir, the Standard & Poor's 500 Composite Index (S&P 500(R)) and Nasdaq Composite Index rallied 9.88% and 18.80%.(1) Nevertheless, for the six-month period, both indexes fell, posting returns of -14.60% and -19.43%.

WHAT LIES AHEAD?

Despite the gloomy picture during the period, the coming months could offer better news for the economy. Both the Federal Reserve Board (the Fed) and the federal government are supplying substantial amounts of liquidity, the fuel that powers the economy and stock markets. The Fed began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate to 2.5% by period-end, the lowest rate since 1962, with strong expectations for further easings. The Fed complemented this with increases in the money supply, meant to encourage bank lending. On top of this, the federal government is developing its own stimulus package aimed at spurring business investment and bolstering consumer confidence.

Already, there is evidence that lower rates have had a positive effect on the economy. Interest-sensitive sectors, such as autos


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

and housing, fared well. Housing starts in September rose 4% over September 2000 levels. The low rates have also enticed many homeowners to refinance their mortgages. The money saved on mortgages can potentially be used for other consumption and investment. Auto sales likewise reached record highs in October, buoyed by low-to-zero interest loans on new vehicles.

Corporate earnings were poor during the six months under review; thus, second quarter 2001 profits fell 17% and third quarter's profits are expected to plummet more than 21%. However, most stocks prices fell only slightly or even rose on this news in October, signaling that the substantial corrections the majority of stocks underwent brought prices to a level where investors were more comfortable buying. Notably, a number of technology companies began to meet or slightly beat earnings estimates in the third quarter of 2001, indicating that expectations have come down far enough for companies to at least match them. Additionally, bond and money market yields were so low at period-end that stocks, with their potential upside, looked more appealing.

While fluctuations such as these can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to exercise patience, consult with your investment professional, and focus on your long-term objectives rather than on short-term market cycles.

One way to help minimize the impact of market volatility on your portfolio is to diversify your investments. Each of the Funds included in this report offers individual investors a level of diversification that would be almost impossible to achieve on their own. Although each Fund has a distinct investment goal, all of Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

SPECIAL FEATURE: STAYING THE COURSE CAN BE REWARDING


[SPECIAL FEATURE GRAPHIC]


4th Quarter 2001

The events of the past year, culminating in the terrorist attacks on our nation, have further weakened an already slowing economy. The continued volatility in the financial markets makes this a challenging time for all investors.

Many shareholders have questions about the economy and their investments, and we'd like to take a moment to offer our perspective.

THE CURRENT ECONOMIC CLIMATE.

Here's where things stand: A slowing U.S. economy has combined with declining corporate earnings to drive down stock prices-- particularly in the technology sector. Since the terrorist attacks on September 11, a lack of consumer confidence has had a negative effect on many industries, which has also contributed to the economic slowdown. Despite the Federal Reserve's 11 interest rate cuts this year, major stock indexes have continued to be weak.

At this time, speculation about whether the market will drop further or when it might begin to recover is just that: pure speculation.

              -----------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
              -----------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

THE MARKET WILL RECOVER. IT ALWAYS HAS.

Market volatility is not unusual. It is the nature of financial markets to move up and down over the short term. Market indexes and stock prices fluctuate constantly, year after year, all around the world. That's why it's important to maintain a regular investment plan. Investors can take advantage of market downturns when prices are low and can benefit when the market rallies as prices go up.

Historically, the U.S. stock markets have offered investors strong returns over the long term. That's not to say that there haven't been some dramatic downturns. But the good news is that they have always proved to be temporary. Now may be a good time to review your portfolio and investment objectives with a financial professional.


DOW JONES INDUSTRIAL AVERAGE(TM)
PRICE RETURN FOR A $10,000 INVESTMENT(1)
(11/1/39-10/31/01)


[LINE GRAPH]
FRANKLIN STRATEGIC SERIES
     Franklin Biotechnology Discovery Fund
     Franklin Global Communications Fund
     Franklin Global Health Care Fund
     Franklin Natural Resources Fund
     Franklin Technology Fund
Semiannual Report
October 31, 2001


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line chart illustrates the price return of the Dow Jones Industrial Average based on a $10,000 investment from 11/1/39 - 10/31/01, in relation to major U.S. events; Pearl Harbor 12/41; Korean War 6/50; Cuban Missile Crisis 10/62; Kennedy Assassination 11/63; OPEC Oil Embargo 10/73; Iran Hostage Crisis 11/79; Black Monday 10/87; gulf War 1/91; Tech Market Crash 4/00; and World Trade Center Attack 9/01.


                         DOW JONES
                        INDUSTRIAL
                           AVERAGE
     11/01/1939           $ 10,000
     11/30/1939           $  9,592
     12/29/1939           $  9,892
     01/31/1940           $  9,569
     02/29/1940           $  9,648
     03/29/1940           $  9,741
     04/30/1940           $  9,773
     05/31/1940           $  7,652
     06/28/1940           $  8,024
     07/31/1940           $  8,305
     08/30/1940           $  8,521
     09/30/1940           $  8,733
     10/31/1940           $  8,863
     11/29/1940           $  8,625
     12/31/1940           $  8,634
     01/31/1941           $  8,173
     02/28/1941           $  8,031
     03/31/1941           $  8,080
     04/30/1941           $  7,607
     05/30/1941           $  7,622
     06/30/1941           $  8,108
     07/31/1941           $  8,480
     08/29/1941           $  8,408
     09/30/1941           $  8,350
     10/31/1941           $  7,757
     11/28/1941           $  7,521
     12/31/1941           $  7,306
     01/30/1942           $  7,184
     02/27/1942           $  7,031
     03/31/1942           $  6,553
     04/30/1942           $  6,278
     05/29/1942           $  6,642
     06/30/1942           $  6,804
     07/31/1942           $  6,961
     08/31/1942           $  7,001
     09/30/1942           $  7,184
     10/30/1942           $  7,511
     11/30/1942           $  7,539
     12/31/1942           $  7,861
     01/29/1943           $  8,268
     02/26/1943           $  8,567
     03/31/1943           $  8,992
     04/30/1943           $  8,968
     05/31/1943           $  9,353
     06/30/1943           $  9,440
     07/30/1943           $  8,951
     08/31/1943           $  8,937
     09/30/1943           $  9,226
     10/29/1943           $  9,104
     11/30/1943           $  8,557
     12/31/1943           $  8,968
     01/31/1944           $  9,047
     02/29/1944           $  8,974
     03/31/1944           $  9,141
     04/28/1944           $  8,970
     05/31/1944           $  9,365
     06/30/1944           $  9,770
     07/31/1944           $  9,620
     08/31/1944           $  9,678
     09/29/1944           $  9,661
     10/31/1944           $  9,648
     11/30/1944           $  9,700
     12/29/1944           $ 10,029
     01/31/1945           $ 10,118
     02/28/1945           $ 10,561
     03/30/1945           $ 10,167
     04/30/1945           $ 10,893
     05/31/1945           $ 11,081
     06/29/1945           $ 10,883
     07/31/1945           $ 10,724
     08/31/1945           $ 11,476
     09/28/1945           $ 11,964
     10/31/1945           $ 12,286
     11/30/1945           $ 12,606
     12/31/1945           $ 12,701
     01/31/1946           $ 13,476
     02/28/1946           $ 12,516
     03/29/1946           $ 13,152
     04/30/1946           $ 13,614
     05/31/1946           $ 13,977
     06/28/1946           $ 13,538
     07/31/1946           $ 13,271
     08/30/1946           $ 12,457
     09/30/1946           $ 11,352
     10/31/1946           $ 11,137
     11/29/1946           $ 11,180
     12/31/1946           $ 11,667
     01/31/1947           $ 11,880
     02/28/1947           $ 11,779
     03/31/1947           $ 11,667
     04/30/1947           $ 11,235
     05/30/1947           $ 11,144
     06/30/1947           $ 11,674
     07/31/1947           $ 12,061
     08/29/1947           $ 11,776
     09/30/1947           $ 11,686
     10/31/1947           $ 11,971
     11/28/1947           $ 11,812
     12/31/1947           $ 11,928
     01/30/1948           $ 11,526
     02/27/1948           $ 11,015
     03/31/1948           $ 11,667
     04/30/1948           $ 11,885
     05/31/1948           $ 12,559
     06/30/1948           $ 12,474
     07/30/1948           $ 11,939
     08/31/1948           $ 11,964
     09/30/1948           $ 11,740
     10/29/1948           $ 12,397
     11/30/1948           $ 11,272
     12/31/1948           $ 11,674
     01/31/1949           $ 11,792
     02/28/1949           $ 11,397
     03/31/1949           $ 11,661
     04/29/1949           $ 11,470
     05/31/1949           $ 11,088
     06/30/1949           $ 11,022
     07/29/1949           $ 11,582
     08/31/1949           $ 11,759
     09/30/1949           $ 12,016
     10/31/1949           $ 12,477
     11/30/1949           $ 12,609
     12/30/1949           $ 13,175
     01/31/1950           $ 13,280
     02/28/1950           $ 13,392
     03/31/1950           $ 13,563
     04/28/1950           $ 14,110
     05/31/1950           $ 14,709
     06/30/1950           $ 13,767
     07/31/1950           $ 13,781
     08/31/1950           $ 14,274
     09/29/1950           $ 14,900
     10/31/1950           $ 14,814
     11/30/1950           $ 14,979
     12/29/1950           $ 15,499
     01/31/1951           $ 16,383
     02/28/1951           $ 16,595
     03/30/1951           $ 16,324
     04/30/1951           $ 17,061
     05/31/1951           $ 16,437
     06/29/1951           $ 15,975
     07/31/1951           $ 16,977
     08/31/1951           $ 17,794
     09/28/1951           $ 17,853
     10/31/1951           $ 17,273
     11/30/1951           $ 17,202
     12/31/1951           $ 17,726
     01/31/1952           $ 17,822
     02/29/1952           $ 17,123
     03/31/1952           $ 17,741
     04/30/1952           $ 16,962
     05/30/1952           $ 17,312
     06/30/1952           $ 18,057
     07/31/1952           $ 18,406
     08/29/1952           $ 18,108
     09/30/1952           $ 17,817
     10/31/1952           $ 17,726
     11/28/1952           $ 18,676
     12/31/1952           $ 19,218
     01/30/1953           $ 19,078
     02/27/1953           $ 18,716
     03/31/1953           $ 18,426
     04/30/1953           $ 18,090
     05/29/1953           $ 17,927
     06/30/1953           $ 17,662
     07/31/1953           $ 18,131
     08/31/1953           $ 17,198
     09/30/1953           $ 17,384
     10/30/1953           $ 18,159
     11/30/1953           $ 18,525
     12/31/1953           $ 18,494
     01/29/1954           $ 19,193
     02/26/1954           $ 19,186
     03/31/1954           $ 19,810
     04/30/1954           $ 20,951
     05/31/1954           $ 21,488
     06/30/1954           $ 22,181
     07/30/1954           $ 22,790
     08/31/1954           $ 22,468
     09/30/1954           $ 23,816
     10/29/1954           $ 23,185
     11/30/1954           $ 25,465
     12/31/1954           $ 26,625
     01/31/1955           $ 26,917
     02/28/1955           $ 27,117
     03/31/1955           $ 26,975
     04/29/1955           $ 28,025
     05/31/1955           $ 27,973
     06/30/1955           $ 29,719
     07/29/1955           $ 30,672
     08/31/1955           $ 30,825
     09/30/1955           $ 30,722
     10/31/1955           $ 29,949
     11/30/1955           $ 31,818
     12/30/1955           $ 32,156
     01/31/1956           $ 30,994
     02/29/1956           $ 31,844
     03/30/1956           $ 33,696
     04/30/1956           $ 33,981
     05/31/1956           $ 31,475
     06/29/1956           $ 32,445
     07/31/1956           $ 34,093
     08/31/1956           $ 33,054
     09/28/1956           $ 31,291
     10/31/1956           $ 31,593
     11/30/1956           $ 31,128
     12/31/1956           $ 32,885
     01/31/1957           $ 31,548
     02/28/1957           $ 30,591
     03/29/1957           $ 31,262
     04/30/1957           $ 32,549
     05/31/1957           $ 33,245
     06/28/1957           $ 33,137
     07/31/1957           $ 33,481
     08/30/1957           $ 31,890
     09/30/1957           $ 30,043
     10/31/1957           $ 29,038
     11/29/1957           $ 29,619
     12/31/1957           $ 28,686
     01/31/1958           $ 29,629
     02/28/1958           $ 28,964
     03/31/1958           $ 29,415
     04/30/1958           $ 30,014
     05/30/1958           $ 30,464
     06/30/1958           $ 31,483
     07/31/1958           $ 33,117
     08/29/1958           $ 33,488
     09/30/1958           $ 35,033
     10/31/1958           $ 35,766
     11/28/1958           $ 36,703
     12/31/1958           $ 38,428
     01/30/1959           $ 39,107
     02/27/1959           $ 39,735
     03/31/1959           $ 39,617
     04/30/1959           $ 41,069
     05/29/1959           $ 42,387
     06/30/1959           $ 42,375
     07/31/1959           $ 44,434
     08/31/1959           $ 43,745
     09/30/1959           $ 41,590
     10/30/1959           $ 42,572
     11/30/1959           $ 43,401
     12/31/1959           $ 44,729
     01/29/1960           $ 40,994
     02/29/1960           $ 41,487
     03/31/1960           $ 40,597
     04/29/1960           $ 39,616
     05/31/1960           $ 41,184
     06/30/1960           $ 42,179
     07/29/1960           $ 40,606
     08/31/1960           $ 41,215
     09/30/1960           $ 38,197
     10/31/1960           $ 38,211
     11/30/1960           $ 39,321
     12/30/1960           $ 40,550
     01/31/1961           $ 42,678
     02/28/1961           $ 43,592
     03/31/1961           $ 44,550
     04/28/1961           $ 44,687
     05/31/1961           $ 45,872
     06/30/1961           $ 45,032
     07/31/1961           $ 46,442
     08/31/1961           $ 47,401
     09/29/1961           $ 46,168
     10/31/1961           $ 46,346
     11/30/1961           $ 47,511
     12/29/1961           $ 48,139
     01/31/1962           $ 46,089
     02/28/1962           $ 46,619
     03/30/1962           $ 46,547
     04/30/1962           $ 43,806
     05/31/1962           $ 40,385
     06/29/1962           $ 36,955
     07/31/1962           $ 39,369
     08/31/1962           $ 40,109
     09/28/1962           $ 38,121
     10/31/1962           $ 38,831
     11/30/1962           $ 42,751
     12/31/1962           $ 42,935
     01/31/1963           $ 44,959
     02/28/1963           $ 43,648
     03/29/1963           $ 44,937
     04/30/1963           $ 47,254
     05/31/1963           $ 47,863
     06/28/1963           $ 46,541
     07/31/1963           $ 45,787
     08/30/1963           $ 48,019
     09/30/1963           $ 48,247
     10/31/1963           $ 49,725
     11/29/1963           $ 49,415
     12/31/1963           $ 50,233
     01/31/1964           $ 51,707
     02/28/1964           $ 52,682
     03/31/1964           $ 53,548
     04/30/1964           $ 53,382
     05/29/1964           $ 54,026
     06/30/1964           $ 54,747
     07/31/1964           $ 55,379
     08/31/1964           $ 55,206
     09/30/1964           $ 57,635
     10/30/1964           $ 57,484
     11/30/1964           $ 57,639
     12/31/1964           $ 57,553
     01/29/1965           $ 59,445
     02/26/1965           $ 59,486
     03/31/1965           $ 58,536
     04/30/1965           $ 60,726
     05/31/1965           $ 60,444
     06/30/1965           $ 57,152
     07/30/1965           $ 58,054
     08/31/1965           $ 58,802
     09/30/1965           $ 61,270
     10/29/1965           $ 63,261
     11/30/1965           $ 62,332
     12/31/1965           $ 63,817
     01/31/1966           $ 64,755
     02/28/1966           $ 62,673
     03/31/1966           $ 60,888
     04/29/1966           $ 61,474
     05/31/1966           $ 58,208
     06/30/1966           $ 57,288
     07/29/1966           $ 55,792
     08/31/1966           $ 51,909
     09/30/1966           $ 50,975
     10/31/1966           $ 53,138
     11/30/1966           $ 52,119
     12/30/1966           $ 51,730
     01/31/1967           $ 55,957
     02/28/1967           $ 55,265
     03/31/1967           $ 57,017
     04/28/1967           $ 59,062
     05/31/1967           $ 56,133
     06/30/1967           $ 56,640
     07/31/1967           $ 59,536
     08/31/1967           $ 59,342
     09/29/1967           $ 61,012
     10/31/1967           $ 57,923
     11/30/1967           $ 58,147
     12/29/1967           $ 59,593
     01/31/1968           $ 56,325
     02/29/1968           $ 55,340
     03/29/1968           $ 55,351
     04/30/1968           $ 60,062
     05/31/1968           $ 59,191
     06/28/1968           $ 59,112
     07/31/1968           $ 58,138
     08/30/1968           $ 58,995
     09/30/1968           $ 61,614
     10/31/1968           $ 62,707
     11/29/1968           $ 64,859
     12/31/1968           $ 62,138
     01/31/1969           $ 62,289
     02/28/1969           $ 59,600
     03/31/1969           $ 61,593
     04/30/1969           $ 62,561
     05/30/1969           $ 61,730
     06/30/1969           $ 57,491
     07/31/1969           $ 53,691
     08/29/1969           $ 55,090
     09/30/1969           $ 53,534
     10/31/1969           $ 56,359
     11/28/1969           $ 53,482
     12/31/1969           $ 52,696
     01/30/1970           $ 48,989
     02/27/1970           $ 51,197
     03/31/1970           $ 51,722
     04/30/1970           $ 48,463
     05/29/1970           $ 46,117
     06/30/1970           $ 45,004
     07/31/1970           $ 48,335
     08/31/1970           $ 50,340
     09/30/1970           $ 50,084
     10/30/1970           $ 49,750
     11/30/1970           $ 52,283
     12/31/1970           $ 55,235
     01/29/1971           $ 57,183
     02/26/1971           $ 57,863
     03/31/1971           $ 59,544
     04/30/1971           $ 62,006
     05/31/1971           $ 59,771
     06/30/1971           $ 58,673
     07/30/1971           $ 56,520
     08/31/1971           $ 59,130
     09/30/1971           $ 58,413
     10/29/1971           $ 55,241
     11/30/1971           $ 54,736
     12/31/1971           $ 58,611
     01/31/1972           $ 59,400
     02/29/1972           $ 61,109
     03/31/1972           $ 61,936
     04/28/1972           $ 62,823
     05/31/1972           $ 63,255
     06/30/1972           $ 61,168
     07/31/1972           $ 60,886
     08/31/1972           $ 63,453
     09/29/1972           $ 62,764
     10/31/1972           $ 62,912
     11/30/1972           $ 67,040
     12/29/1972           $ 67,159
     01/31/1973           $ 65,776
     02/28/1973           $ 62,883
     03/30/1973           $ 62,615
     04/30/1973           $ 60,668
     05/31/1973           $ 59,349
     06/29/1973           $ 58,711
     07/31/1973           $ 60,995
     08/31/1973           $ 58,438
     09/28/1973           $ 62,358
     10/31/1973           $ 62,982
     11/30/1973           $ 54,138
     12/31/1973           $ 56,021
     01/31/1974           $ 56,331
     02/28/1974           $ 56,659
     03/29/1974           $ 55,747
     04/30/1974           $ 55,093
     05/31/1974           $ 52,816
     06/28/1974           $ 52,832
     07/31/1974           $ 49,870
     08/30/1974           $ 44,679
     09/30/1974           $ 40,023
     10/31/1974           $ 43,819
     11/29/1974           $ 40,733
     12/31/1974           $ 40,574
     01/31/1975           $ 46,332
     02/28/1975           $ 48,660
     03/31/1975           $ 50,576
     04/30/1975           $ 54,078
     05/30/1975           $ 54,799
     06/30/1975           $ 57,874
     07/31/1975           $ 54,748
     08/29/1975           $ 55,000
     09/30/1975           $ 52,270
     10/31/1975           $ 55,046
     11/28/1975           $ 56,668
     12/31/1975           $ 56,539
     01/30/1976           $ 64,214
     02/27/1976           $ 64,038
     03/31/1976           $ 65,805
     04/30/1976           $ 65,634
     05/31/1976           $ 64,211
     06/30/1976           $ 66,024
     07/30/1976           $ 64,830
     08/31/1976           $ 64,112
     09/30/1976           $ 65,196
     10/29/1976           $ 63,532
     11/30/1976           $ 62,366
     12/31/1976           $ 66,148
     01/31/1977           $ 62,837
     02/28/1977           $ 61,655
     03/31/1977           $ 60,517
     04/29/1977           $ 61,028
     05/31/1977           $ 59,169
     06/30/1977           $ 60,331
     07/29/1977           $ 58,604
     08/31/1977           $ 56,722
     09/30/1977           $ 55,775
     10/31/1977           $ 53,881
     11/30/1977           $ 54,629
     12/30/1977           $ 54,725
     01/31/1978           $ 50,693
     02/28/1978           $ 48,862
     03/31/1978           $ 49,866
     04/28/1978           $ 55,130
     05/31/1978           $ 55,347
     06/30/1978           $ 53,921
     07/31/1978           $ 56,773
     08/31/1978           $ 57,731
     09/29/1978           $ 57,007
     10/31/1978           $ 52,176
     11/30/1978           $ 52,609
     12/29/1978           $ 53,003
     01/31/1979           $ 55,255
     02/28/1979           $ 53,254
     03/30/1979           $ 56,767
     04/30/1979           $ 56,288
     05/31/1979           $ 54,143
     06/29/1979           $ 55,437
     07/31/1979           $ 55,730
     08/31/1979           $ 58,443
     09/28/1979           $ 57,847
     10/31/1979           $ 53,707
     11/30/1979           $ 54,145
     12/31/1979           $ 55,224
     01/31/1980           $ 57,667
     02/29/1980           $ 56,258
     03/31/1980           $ 51,735
     04/30/1980           $ 53,796
     05/30/1980           $ 56,021
     06/30/1980           $ 57,145
     07/31/1980           $ 61,583
     08/29/1980           $ 61,403
     09/30/1980           $ 61,392
     10/31/1980           $ 60,870
     11/28/1980           $ 65,403
     12/31/1980           $ 63,470
     01/30/1981           $ 62,370
     02/27/1981           $ 64,168
     03/31/1981           $ 66,096
     04/30/1981           $ 65,693
     05/29/1981           $ 65,298
     06/30/1981           $ 64,319
     07/31/1981           $ 62,703
     08/31/1981           $ 58,037
     09/30/1981           $ 55,964
     10/30/1981           $ 56,133
     11/30/1981           $ 58,532
     12/31/1981           $ 57,611
     01/29/1982           $ 57,354
     02/26/1982           $ 54,279
     03/31/1982           $ 54,172
     04/30/1982           $ 55,857
     05/31/1982           $ 53,960
     06/30/1982           $ 53,459
     07/30/1982           $ 53,239
     08/31/1982           $ 59,344
     09/30/1982           $ 59,010
     10/29/1982           $ 65,296
     11/30/1982           $ 68,428
     12/31/1982           $ 68,906
     01/31/1983           $ 70,826
     02/28/1983           $ 73,257
     03/31/1983           $ 74,403
     04/29/1983           $ 80,735
     05/31/1983           $ 79,008
     06/30/1983           $ 80,455
     07/29/1983           $ 78,958
     08/31/1983           $ 80,074
     09/30/1983           $ 81,190
     10/31/1983           $ 80,669
     11/30/1983           $ 84,015
     12/30/1983           $ 82,871
     01/31/1984           $ 80,359
     02/29/1984           $ 76,022
     03/30/1984           $ 76,698
     04/30/1984           $ 77,084
     05/31/1984           $ 72,744
     06/29/1984           $ 74,560
     07/31/1984           $ 73,432
     08/31/1984           $ 80,614
     09/28/1984           $ 79,451
     10/31/1984           $ 79,495
     11/30/1984           $ 78,282
     12/31/1984           $ 79,771
     01/31/1985           $ 84,723
     02/28/1985           $ 84,541
     03/29/1985           $ 83,407
     04/30/1985           $ 82,832
     05/31/1985           $ 86,609
     06/28/1985           $ 87,929
     07/31/1985           $ 88,718
     08/30/1985           $ 87,833
     09/30/1985           $ 87,479
     10/31/1985           $ 90,487
     11/29/1985           $ 96,927
     12/31/1985           $101,835
     01/31/1986           $103,436
     02/28/1986           $112,527
     03/31/1986           $119,740
     04/30/1986           $117,460
     05/30/1986           $123,565
     06/30/1986           $124,619
     07/31/1986           $116,889
     08/29/1986           $124,989
     09/30/1986           $116,380
     10/31/1986           $123,638
     11/28/1986           $126,036
     12/31/1986           $124,832
     01/30/1987           $142,086
     02/27/1987           $146,431
     03/31/1987           $151,745
     04/30/1987           $150,540
     05/29/1987           $150,882
     06/30/1987           $159,238
     07/31/1987           $169,351
     08/31/1987           $175,336
     09/30/1987           $170,944
     10/30/1987           $131,255
     11/30/1987           $120,727
     12/31/1987           $127,653
     01/29/1988           $128,932
     02/29/1988           $136,398
     03/31/1988           $130,897
     04/29/1988           $133,812
     05/31/1988           $133,732
     06/30/1988           $141,013
     07/29/1988           $140,159
     08/31/1988           $133,767
     09/30/1988           $139,103
     10/31/1988           $141,470
     11/30/1988           $139,222
     12/30/1988           $142,784
     01/31/1989           $154,222
     02/28/1989           $148,696
     03/31/1989           $151,015
     04/28/1989           $159,257
     05/31/1989           $163,297
     06/30/1989           $160,657
     07/31/1989           $175,182
     08/31/1989           $180,226
     09/29/1989           $177,299
     10/31/1989           $174,156
     11/30/1989           $178,185
     12/29/1989           $181,275
     01/31/1990           $170,565
     02/28/1990           $172,982
     03/30/1990           $178,247
     04/30/1990           $174,925
     05/31/1990           $189,403
     06/29/1990           $189,669
     07/31/1990           $191,283
     08/31/1990           $172,133
     09/28/1990           $161,475
     10/31/1990           $160,807
     11/30/1990           $168,531
     12/31/1990           $173,404
     01/31/1991           $180,168
     02/28/1991           $189,767
     03/29/1991           $191,853
     04/30/1991           $190,142
     05/31/1991           $199,335
     06/28/1991           $191,385
     07/31/1991           $199,159
     08/30/1991           $200,395
     09/30/1991           $198,629
     10/31/1991           $202,074
     11/29/1991           $190,590
     12/31/1991           $208,640
     01/31/1992           $212,233
     02/28/1992           $215,148
     03/31/1992           $213,028
     04/30/1992           $221,169
     05/29/1992           $223,656
     06/30/1992           $218,496
     07/31/1992           $223,451
     08/31/1992           $214,469
     09/30/1992           $215,411
     10/30/1992           $212,423
     11/30/1992           $217,617
     12/31/1992           $217,350
     01/29/1993           $217,937
     02/26/1993           $221,939
     03/31/1993           $226,173
     04/30/1993           $225,675
     05/31/1993           $232,251
     06/30/1993           $231,504
     07/30/1993           $233,044
     08/31/1993           $240,404
     09/30/1993           $234,074
     10/29/1993           $242,335
     11/30/1993           $242,557
     12/31/1993           $247,175
     01/31/1994           $261,941
     02/28/1994           $252,306
     03/31/1994           $239,397
     04/29/1994           $242,408
     05/31/1994           $247,457
     06/30/1994           $238,673
     07/29/1994           $247,860
     08/31/1994           $257,665
     09/30/1994           $253,041
     10/31/1994           $257,316
     11/30/1994           $246,196
     12/30/1994           $252,465
     01/31/1995           $253,085
     02/28/1995           $264,093
     03/31/1995           $273,748
     04/28/1995           $284,519
     05/31/1995           $293,991
     06/30/1995           $299,980
     07/31/1995           $310,013
     08/31/1995           $303,566
     09/29/1995           $315,320
     10/31/1995           $313,108
     11/30/1995           $334,112
     12/29/1995           $336,919
     01/31/1996           $355,234
     02/29/1996           $361,181
     03/29/1996           $367,865
     04/30/1996           $366,676
     05/31/1996           $371,555
     06/28/1996           $372,309
     07/31/1996           $364,031
     08/30/1996           $369,779
     09/30/1996           $387,291
     10/31/1996           $396,983
     11/29/1996           $429,398
     12/31/1996           $424,563
     01/31/1997           $448,584
     02/28/1997           $452,840
     03/31/1997           $433,466
     04/30/1997           $461,482
     05/30/1997           $482,686
     06/30/1997           $505,188
     07/31/1997           $541,389
     08/29/1997           $501,871
     09/30/1997           $523,127
     10/31/1997           $489,997
     11/28/1997           $515,086
     12/31/1997           $520,691
     01/30/1998           $520,575
     02/27/1998           $562,663
     03/31/1998           $579,392
     04/30/1998           $596,745
     05/29/1998           $585,986
     06/30/1998           $589,414
     07/31/1998           $584,889
     08/31/1998           $496,383
     09/30/1998           $516,370
     10/30/1998           $565,716
     11/30/1998           $600,247
     12/31/1998           $604,519
     01/29/1999           $616,199
     02/26/1999           $612,759
     03/31/1999           $644,335
     04/30/1999           $710,366
     05/31/1999           $695,269
     06/30/1999           $722,333
     07/30/1999           $701,551
     08/31/1999           $713,016
     09/30/1999           $680,600
     10/29/1999           $706,470
     11/30/1999           $716,211
     12/31/1999           $756,987
     01/31/2000           $720,340
     02/29/2000           $666,863
     03/31/2000           $719,115
     04/28/2000           $706,736
     05/31/2000           $692,806
     06/30/2000           $687,904
     07/31/2000           $692,782
     08/31/2000           $738,418
     09/29/2000           $701,272
     10/31/2000           $722,356
     11/30/2000           $685,705
     12/29/2000           $710,222
     01/31/2001           $716,840
     02/28/2001           $691,024
     03/30/2001           $650,433
     04/30/2001           $706,806
     05/31/2001           $718,458
     06/29/2001           $691,493
     07/31/2001           $692,837
     08/31/2001           $655,106
     09/28/2001           $582,536
     10/31/2001           $597,520

1. Stock market returns as measured by Dow Jones Industrial Average. Based on price returns only, excluding reinvestment of dividends. One cannot invest directly in an unmanaged index.

                       NOT PART OF THE SHAREHOLDER REPORT

"TIMING THE MARKET" ALMOST NEVER WORKS.

Trying to buy and sell at the precise moment when a stock is at its highest or lowest price is all but impossible, even for the most experienced professionals.

No one ever knows for certain that the market - or an individual stock - has hit its low until after its price has started to rise again. Of course, by that time, part of the profit you might have realized has slipped through your hands.

The chart below compares the returns of investors who remained invested throughout the last ten years with investors who were not invested during the days when the market saw its largest gains during this period.

STAYING INVESTED VS. MARKET TIMING(2)
Ten-Year Period Ended 10/31/01

                                                            S&P 500(R)
PERIOD OF INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
STAYED FULLY INVESTED                                         12.76%
Missed the best 10 days                                        8.00%
Missed the best 20 days                                        4.57%
Missed the best 30 days                                        1.80%
Missed the best 40 days                                       -0.66%

STAYING THE COURSE IS THE KEY.

For over half a century, Franklin Templeton Investments has strived to meet the needs of our shareholders. We continue to apply the same disciplined investment approach and maintain sound, long-term investment strategies for each of our funds -- no matter what the markets are doing. Despite the current volatility in the financial markets, we strongly encourage you to do the same.


2. Source: Standard & Poor's Micropal, 10/31/01. The S&P 500 is an unmanaged index that includes reinvested dividends. One cannot invest directly in an unmanaged index.


                       NOT PART OF THE SHAREHOLDER REPORT

Our fund portfolio managers subscribe to a philosophy of investing for the long term. Whether the market is up or down, fund managers continue to invest according to the consistent, disciplined management style that has been developed for each fund.

Time and again, staying focused on long-term goals has proven to be the best way to weather economic storms and come out on top.

CONSULT WITH YOUR FINANCIAL PROFESSIONAL.

In a market downturn, your own investment advisor is your first- and best-line of defense.

If you have questions about the investments you currently own, call your investment advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you may regret later.


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of biotechnology companies and discovery research firms located in the
U.S. and other countries.
--------------------------------------------------------------------------------

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2001, a time of significant turmoil for U.S. stock markets. During most of summer and fall 2001, broad market indexes declined as investors struggled with the prospect of the first recession in many years. The September 11 tragedies increased volatility in financial markets, as these events led to a decline in consumer confidence and spending.

Within this difficult environment, Franklin Biotechnology Discovery Fund - Class A posted a -7.23% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary on page 13. This return slightly underperformed the Fund's benchmark, the Nasdaq Biotechnology Index, which fell 5.29% during the same period.(1) Despite these negative returns, the biotechnology sector held up well


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 39.


FUND CATEGORY
[PYRAMID GRAPH]

PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund
Based on Total Net Assets
10/31/01
[PIE CHART]

Biotechnology                                                              74.5%
Medical Specialties                                                         8.1%
Electronic Equipment & Instruments                                          2.9%
Generic Pharmaceuticals                                                     1.6%
Other Pharmaceuticals                                                       1.5%
Short-Term Investments & Other Net Assets                                  11.4%


relative to the broader market indexes. For example, the Nasdaq Composite Index dropped 19.43% and the Standard & Poor's 500 Composite Index (S&P 500) declined 14.60% during the same six-month period.(2)

During the past six months, several new drugs were approved. In our opinion, the most notable of these is Aranesp(TM), Amgen's drug to treat anemia associated with dialysis. Amgen is a core Fund holding and its largest position. We believe Aranesp has blockbuster drug potential and should prove to be the largest biotechnology drug launch of 2001. In addition, several drugs received positive recommendations from FDA advisory panels and are awaiting final FDA approval. We are especially excited about the potential for Gilead's HIV drug Viread(TM), which addresses many of the shortcomings of current HIV drugs, including susceptibility to resistance, adverse side effects and inconvenient dosing regimens.

In addition to product approvals, data from ongoing and completed clinical programs highlight the potential of drugs that may be launched in the next several years. In late October 2001, Fund holding Genentech halted a clinical trial studying its angiogenesis inhibitor Avastin(TM) because it was more effective than expected. With a new, accelerated timeline, Avastin could be on the market as early as 2003. In September, another Fund holding, Cubist Pharmaceuticals, announced positive data from its second Phase III trial studying Cidecin(R), a new antibiotic for


2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

infections. Cidecin is also expected to reach the market in 2003, and we believe it will be an important addition to infectious diseases treatments because of increasing resistance to existing antibiotics.

On September 1, 2001, we reopened the Fund to new investors because we felt that valuations had reached attractive levels. Also, the Fund's size declined along with the sector's falling values during the reporting period, and we felt that its size was no longer a constraint, particularly when considering the increas-ing number of profitable companies and shares issued during the recent past.

Looking forward, we are optimistic about Franklin Biotechnology Discovery Fund. Although biotechnology stocks reacted negatively to the deteriorating macroeconomic backdrop during the period, we remain highly positive on the sector's outlook. We continue to focus the Fund's investments in biopharmaceutical companies, as we favor their business models over platform technology companies. More importantly, we expect nearly 60 products to be approved during the next 24 months, and we believe these product launches could translate into significant revenues and earnings growth for the sector in coming years.

In the near term, we believe an important milestone in 2002 will be the nomination of a Federal Drug Administration commissioner. Jane Henney, the prior commissioner, resigned in


TOP 10 EQUITY HOLDINGS

Franklin Biotechnology
Discovery Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Amgen Inc.                                                                  6.0%
Biotechnology

Genzyme Corp. -
General Division                                                            4.1%
Biotechnology

MedImmune Inc.                                                              4.1%
Biotechnology

Chiron Corp.                                                                4.0%
Biotechnology

Invitrogen Corp.                                                            4.0%
Biotechnology

COR Therapeutics Inc.                                                       3.3%
Biotechnology

Biogen Inc.                                                                 3.1%
Biotechnology

Aviron                                                                      2.7%
Biotechnology

Inhale Therapeutic Systems Inc.                                             2.6%
Medical Specialties

Waters Corp.                                                                2.5%
Electronic Equipment & Instruments

January 2001, and President Bush is expected to nominate a replacement candidate in the coming months. In our opinion, this occasion will be a major benefit for the sector because the lack of a commissioner resulted in longer FDA review times, delaying the launch of certain new drugs.

We appreciate your participation in Franklin Biotechnology Discovery Fund and look forward to serving your investment needs in the years to come. Our goal, as always, is to provide superior returns to our shareholders. Going forward, we will continue to pursue investments in promising companies with new technologies that we believe are attractively valued in the market.



/s/ Evan McCulloch

Evan McCulloch
Portfolio Manager
Franklin Biotechnology Discovery Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further outlined in the Fund's prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                   CHANGE           10/31/01      4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$4.18           $53.60        $57.78


PERFORMANCE

                                                                       INCEPTION
CLASS A                                 6-MONTH   1-YEAR      3-YEAR   (9/15/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -7.23%   -35.81%    +138.95%   +119.60%
Average Annual Total Return(2)          -12.58%   -39.50%     +31.08%    +19.27%
Value of $10,000 Investment(3)          $8,742    $6,050     $22,520    $20,694
Avg. Ann. Total Return (9/30/01)(4)               -51.10%    +29.82%     +16.51%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
Past performance does not guarantee future results.

FUND CATEGORY
[PYRAMID GRAPH]


FRANKLIN GLOBAL COMMUNICATIONS FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Communications Fund seeks capital appreciation and current income by investing at least 80% of its net assets in equity securities of companies that are involved in providing communications services and communications equipment.
--------------------------------------------------------------------------------

This semiannual report for Franklin Global Communications Fund covers the period ended October 31, 2001. The six months under review proved to be difficult for communications companies due to the weakening of the global economy. Equities worldwide generally fell during the period, and the tragic events of September 11 served to increase volatility and uncertainty in financial markets toward the end of the period. Within this environment, Franklin Global Communications Fund
- Class A posted a -26.36% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 18. This performance, although negative,



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 45.

compares favorably to that of the Nasdaq Telecommunications Index, which returned -40.30% during the same period, indicating the sector's overall weakness. The Lipper Telecommunications Funds Average, consisting of 46 funds on October 31, 2001, returned -34.62% for the six-month period.(1)

During the reporting period, we continued to seek opportunities across a diverse universe of communications companies. We found what we believe was significant, unrecognized value with established communications services providers such as Sprint Corp., the Fund's largest holding. We increased our position in Sprint after a sharp sell-off allowed us to purchase the company's shares for about the value of its local business alone, assuming no value for the balance of the company's assets and revenues.

Local telephony is a fairly defensive area of the communications sector, and the Fund remained relatively heavily invested there. Examples of Fund holdings in this industry include Alltel, Bell-South, Centurytel and SBC Communications. These companies improved their competitive positions during the period as many emerging competitors lost access to capital and may no longer be viable. We added to the Fund's holdings in wireless service providers Vodafone and AT&T Wireless Services due to our


1. Source: Standard & Poor's Micropal; Lipper Inc. The unmanaged Nasdaq Telecom-munications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. Lipper calculations do not include sales charges; the Fund's performance relative to the average may have differed if such charges had been considered. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



TOP 10 EQUITY HOLDINGS

Franklin Global Communications Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Sprint Corp. (FON Group)                                                    5.0%
Major Telecommunications, U.S.

Centurytel Inc.                                                             4.2%
Specialty Telecommunications, U.S.

Vodafone Group PLC, ADR                                                     4.1%
Wireless Communications,  U.K.

Alltel Corp.                                                                3.7%
Major Telecommunications, U.S.

SBC Communications Inc.                                                     3.7%
Major Telecommunications, U.S.

BellSouth Corp.                                                             3.6%
Major Telecommunications, U.S.

Motorola Inc.                                                               3.0%
Telecommunications Equipment, U.S.

AT&T Wireless Services Inc.                                                 3.0%
Wireless Communications, U.S.

Portugal Telecom
SGPS SA, ADR                                                                3.0%
Major Telecommunications, Portugal

Clear Channel
Communications Inc.                                                         2.7%
Broadcasting, U.S.

PORTFOLIO BREAKDOWN

Franklin Global Communications Fund
Based on Total Net Assets
10/31/01
[BAR CHART]

Major Telecommunications                                                   31.2%
Wireless Communications                                                    20.8%
Telecommunications Equipment                                                8.6%
Broadcasting                                                                6.1%
Cable & Satellite TV                                                        4.4%
Specialty Telecommunications                                                4.4%
Electronic Equipment & Instruments                                          3.6%
Semiconductors                                                              3.0%
Media Conglomerates                                                         1.5%
Other                                                                       1.3%
Short-Term Investments & Other Net Assets                                  15.1%


assessment of their strong operational performance and attractive valuations. In our opinion, both companies have valuable subscriber bases and accomplished management teams.

On October 31, the Fund's assets remained predominantly in the U.S., as this is where we continued to find a combination of relatively strong growth, transparent regulation and management teams focused on creating shareholder value. We evaluated potential investments based on company fundamentals and the regulatory and economic environment in which they operated. The Fund's geographic breakdown will continue to be impacted by this process. Going forward, we are optimistic about the communications sector and Franklin Global Communications Fund. We will attempt to take advantage of investment oppor-tunities as they present themselves, and we are committed to the use of fundamental research to identify such companies for our shareholders.

Thank you for investing in Franklin Global Communications Fund. We welcome your questions and comments, and look forward to serving you in the future.



/s/ Alex W. Peters

Alex W. Peters
Portfolio Manager
Franklin Global Communications Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the Fund's prospectus.
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

Franklin Global Communications Fund
Based on Total Net Assets
10/31/01
[BAR CHART]

U.S.                                                                       62.5%
Europe                                                                     11.1%
Asia                                                                        9.6%
Canada                                                                      1.5%
Latin America                                                               0.2%
Short-Term Investments & Other Net Assets                                  15.1%

FRANKLIN GLOBAL COMMUNICATIONS FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund' s total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

CLASS A                               CHANGE           10/31/01          4/30/01
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                -$2.82             $7.88            $10.70

CLASS B                               CHANGE           10/31/01          4/30/01
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                -$2.80             $7.70            $10.50

CLASS C                               CHANGE           10/31/01          4/30/01
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                -$2.81             $7.72            $10.53

PERFORMANCE

                                                                       INCEPTION
CLASS A                                 6-MONTH    1-YEAR     5-YEAR    (7/2/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -26.36%   -49.38%    -6.41%     +66.24%
Average Annual Total Return(2)           -30.57%   -52.28%    -2.47%      +4.93%
Value of $10,000 Investment(3)           $6,943    $4,772    $8,823     $15,688
Avg. Ann. Total Return (9/30/01)(4)                -54.19%   -1.86%       +5.05%

                                                                       INCEPTION
CLASS B                                       6-MONTH       1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -26.67%      -49.79%      -35.08%
Average Annual Total Return(2)                -29.60%      -51.57%      -14.83%
Value of $10,000 Investment(3)                $7,040       $4,843       $6,346
Avg. Ann. Total Return (9/30/01)(4)                        -53.53%      -15.05%


                                                                       INCEPTION
CLASS C                              6-MONTH    1-YEAR       5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -26.69%   -49.80%      -9.81%      +17.77%
Average Annual Total Return(2)        -28.17%   -50.75%      -2.24%       +2.39%
Value of $10,000 Investment(3)        $7,183    $4,925      $8,929      $11,662
Avg. Ann. Total Return (9/30/01)(4)             -52.66%      -1.61%       +2.55%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
Past performance does not guarantee future results.

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN GLOBAL HEALTH CARE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its total assets in equity securities of health care companies, including small capitalization companies, located throughout the world.
--------------------------------------------------------------------------------

This semiannual report for Franklin Global Health Care Fund covers the period ended October 31, 2001. During the six months under review, U.S. stock markets experienced significant turmoil. For most of summer and fall 2001, broad market indexes declined as investors struggled with the prospect of the first recession in many years. The September 11 tragedies increased volatility in financial markets, as these events led to a decline in consumer confidence and spending.

Within this difficult environment, Franklin Global Health Care Fund - Class A posted a -5.32% six-month cumulative total return as of October 31, 2001, as shown in the Performance Summary beginning on page 24. This return underperformed the Fund's benchmark, the S&P Health Care Index, which declined 0.94% during the same period.(1) Despite these lackluster returns, the health care sector held up well relative to broader market indexes. For example, the Nasdaq Composite Index fell 19.43% and the Standard & Poor's 500 Composite Index


1. Source: Standard & Poor's Micropal. The unmanaged S&P Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The index does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 50.

(S&P 500) dropped 14.60% during the same six-month period.(2)

The main reason for health care stocks' strong performance relative to the broader market was insulation from macroeconomic factors. Demand for health care products and services is need driven and not a discretionary expense in most cases. When people get sick, they generally seek treatment. Therefore, when other sectors are experiencing earnings disappointments, health care companies often provide a safe haven for investors.

During the past six months, several new drugs were approved. In our opinion, the most notable of these is Aranesp, Amgen's drug to treat anemia associated with dialysis. Amgen is a core Fund holding and one of our largest positions. We believe Aranesp has blockbuster drug potential and should prove to be the largest biotechnology drug launch of 2001. In addition, several drugs received positive recommendations from FDA advisory panels and are awaiting final FDA approval.

In the generic drugs area, Barr Labs' launch of a generic fluoxetine (Prozac) resulted in one of the fastest branded-to-generic drug switches in history. Within 60 days, 80% of Prozac prescriptions had switched to the generic formulation. Similarly, Fund holding Ivax's launch of generic paclitaxel (Taxol) steadily gained market share relative to Bristol-Myers Squibb's branded formulation. Generic drugs are virtually identical to the branded product, but are priced at a fraction of the cost and generate substantial savings for patients and health plans.


2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/01
[PIE CHART]

U.S.                                                                       86.5%

U.K.                                                                        5.5%

Canada                                                                      2.6%

Other Countries                                                             2.8%

Short-Term Investments & Other Net Assets                                   2.6%

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/01
[BAR CHART]

Biotechnology                                                              30.4%

Major Pharmaceuticals                                                      16.4%

Other Pharmaceuticals                                                      11.1%

Medical Specialties                                                         9.4%

Generic Pharmaceuticals                                                     8.9%

Hospital & Nursing Management                                               7.3%

Medical Distributors                                                        4.8%

Services to the Health Industry                                             4.1%

Managed Health Care                                                         3.7%

Electronic Equipment & Instruments                                          1.3%

Short-Term Investments & Other Net Assets                                   2.6%

The biotechnology sector remained the Fund's largest exposure during the six months under review. We believe growth opportunities for biotechnology companies are extraordinary. Our second-largest position at the beginning of the period was Gilead Sciences. We eliminated this position as other investors came to realize the potential of Gilead's two leading pipeline compounds, Viread and Adefovir. We continue to view these drugs favorably, but we believed the stock's valuation fully reflected the drugs' potential. By the end of the reporting period, the Fund's largest biotechnology holding was Amgen.

Within the pharmaceutical group, we made a major shift during the period, reducing our exposure to the large pharmaceutical companies and increasing our exposure to mid-sized, or specialty, pharmaceutical firms. Additions to the Fund included Shire Pharmaceuticals, ICN Pharmaceutical, Allergan and Barr Labs. In our opinion, these companies have much stronger growth prospects and more attractive valuations than larger pharmaceutical companies.

Because the health care sector has outperformed the broader market since March 2000, valuations during the period were at the higher end of historical ranges, and we expect such outperformance may be difficult to repeat in the near future. Although short-term market conditions are impossible to predict, we maintain our positive long-term outlook given the defensive characteristics and steady growth the sector has to offer. We believe forces such as worldwide consumer demand and demographic shifts in the U.S. will continue to drive the sector's performance over the long term.

In the near term, we believe an important milestone in 2002 will be the nomination of a Federal Drug Administration commissioner. Jane Henney, the prior commissioner, resigned in January 2001, and President Bush is expected to nominate a replacement candidate in the coming months. In our opinion, this occasion will be a major benefit for the sector because the lack of a commissioner has resulted in longer FDA review times, delaying the launch of certain new drugs.

Thank you for your participation in the Fund. We welcome your comments and suggestions, and look forward to serving your investment needs in the years to come. Our goal, as always, is to seize upon investment opportunities that present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders unique opportunities to invest in today's newest and fastest-growing health care companies.



/s/ Evan McCulloch

Evan McCulloch
Portfolio Manager
Franklin Global Health Care Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the Fund's prospectus.
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 7.2%
Major Pharmaceuticals, U.S.

Pharmacia Corp.                                                             4.2%
Major Pharmaceuticals, U.S.

Amgen Inc.                                                                  3.8%
Biotechnology, U.S.

Shire Pharmaceuticals Group PLC, ADR                                        3.3%
Other Pharmaceuticals, U.K.

Triad Hospitals Inc.                                                        3.0%
Hospital & Nursing Management, U.S.

Caremark RX Inc.                                                            3.0%
Managed Health Care,  U.S.

Laboratory Corp. of America Holdings                                        2.8%
Services to the Health Industry, U.S.

ICN Pharmaceuticals Inc.                                                    2.7%
Generic Pharmaceuticals, U.S.

Watson Pharmaceuticals Inc.                                                 2.7%
Generic Pharmaceuticals, U.S.

Tenet Healthcare Corp.                                                      2.7%
Hospital & Nursing Management, U.S.

FRANKLIN GLOBAL
HEALTH CARE FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                   CHANGE        10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$1.24         $22.05          $23.29

CLASS B                                   CHANGE        10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$1.31         $21.62          $22.93

CLASS C                                   CHANGE        10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$1.29         $21.43          $22.72

PERFORMANCE

                                                                       INCEPTION
CLASS A                               6-MONTH    1-YEAR     5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -5.32%    -16.75%    +49.34%     +209.21%
Average Annual Total Return(2)        -10.76%    -21.54%     +7.08%      +11.64%
Value of $10,000 Investment(3)         $8,924     $7,846    $14,075      $29,143
Avg. Ann. Total Return (9/30/01)(4)              -24.46%     +5.17%      +11.71%

                                                                       INCEPTION
CLASS B                                           6-MONTH    1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         -5.71%   -17.36%      +35.13%
Average Annual Total Return(2)                     -9.48%   -20.48%      +10.33%
Value of $10,000 Investment(3)                     $9,052    $7,952      $13,213
Avg. Ann. Total Return (9/30/01)(4)                         -23.41%      +10.56%

                                                                       INCEPTION
CLASS C                               6-MONTH    1-YEAR     5-YEAR      (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -5.68%    -17.39%    +44.01%      +42.93%
Average Annual Total Return(2)         -7.56%    -18.99%     +7.36%       +6.95%
Value of $10,000 Investment(3)         $9,244     $8,101    $14,260      $14,146
Avg. Ann. Total Return (9/30/01)(4)              -21.97%     +5.43%       +7.02%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                           25

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN NATURAL RESOURCES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2001. During the six months under review, global economies weakened, equity markets experienced significant volatility and natural gas prices fell. In addition, the September 11 tragedies added to market uncertainty. In the U.S., gross domestic product (GDP) growth slowed considerably in the second quarter of 2001, with the third quarter GDP falling an annualized 1.1%, the first decline since first quarter 1993. Natural resources companies generally are quite sensitive to changes in global GDP growth, which hindered the Fund's performance during the period. Within this environment, Franklin Natural Resources Fund - Class A posted a -23.88% six-month cumulative total return as of October 31, 2001, as shown in the Performance Summary beginning on page 30.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

At the end of the previous reporting period, we were overly optimistic about the outlook for natural gas prices, as we underestimated the impact on demand caused by high energy prices at the end of 2000. Natural gas prices fell from over $4.50 per $MMBtu on April 30, 2001, to less than $1.70 at the end of September. During October, prices rallied nicely and ended the reporting period at almost $3.00 per $MMBtu. However, we believe natural gas storage is likely to reach an all-time high in the near term, and prices were hurt by this faster-than-expected storage increase as mild weather, the slowing U.S. economy and electric utilities switching from gas to an alternate, such as residual fuel oil (resid), combined to create weak demand during the past several months.

Oil prices during the period also declined, as expected, and light, sweet crude traded around $22 per barrel at the end of the reporting period, down from about $29 six months earlier. Overall, we expect oil to trade in the $18 to $28 range over the coming year, barring any major changes in Middle East politics.

During the six-month reporting period, we made several changes to the Fund's portfolio. On October 31, 2001, the Fund was positioned slightly more defensively than it was six months earlier, given lower prevailing oil and natural gas prices. We decreased the number of Fund holdings and focused on those companies that had what we felt were attractive valuations and the necessary fundamentals to withstand an economic slowdown. We maintained our weighting in integrated oil, as these stocks tend to provide greater stability than more volatile


PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/01
[PIE CHART]

Energy Minerals                                                            37.7%

Industrial Services                                                        24.9%

Process Industries                                                         16.1%

Non-Energy Minerals                                                         8.3%

Utilities                                                                   5.0%

Short-Term Investments & Other Net Assets                                   8.0%

GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/01
[BAR CHART]

U.S.                                                                       75.2%

Canada                                                                      6.6%

Europe                                                                      6.5%

Latin America                                                               2.7%

South Africa                                                                1.0%

Short-Term Investments & Other Net Assets                                   8.0%


exploration and production (E&P) and oil services companies. The Fund's performance was hurt during most of the reporting period by its significant exposure to the E&P and oil services industries, as lower oil and natural gas prices put downward pressure on such stocks. Both industries, however, rebounded nicely late in the period due to a more optimistic outlook for natural gas prices. The Fund's chemicals weighting was up slightly at period-end, as our intermediate-term view of this group is quite optimistic. We believe many companies in this industry should be some of the first businesses to benefit in a global economic recovery. However, we remain somewhat cautious short-term due to a deteriorating outlook for fourth quarter 2001 earnings. During the reporting period, we sold our holdings in the alternative energy industry because we believe the slowing economy brought the viability of many of these companies into question.

Despite negative news for natural gas during the period, we believe there are also a number of encouraging signs for the sector. Natural gas prices are still well above historical averages, resulting in strong cash flow for the industry. In addition, utility companies continue to add natural gas-fired electric generation units, and at current natural gas price levels, many utilities could benefit by switching back from resid to natural gas. Toward the end of the period, supply appeared to be responding to lower prices, as many companies' third quarter 2001 production figures were below second quarter's. In our opinion, the natural gas market continues to have very favorable long-term supply and demand characteristics.

Looking forward, we are excited about prospects for the natural resources sector and Franklin Natural Resources Fund. In our opinion, energy should continue to dominate the Fund's per-formance over the near term. We expect natural gas prices to weaken over the next several months, and we believe oil prices have fallen to sustainable levels that should provide solid cash flow to companies and positive upward momentum when prices increase. Natural resources companies are some of the most direct beneficiaries of global economic expansion, historically outperforming the overall market during a recovery. In our opinion, many companies are trading at attractive long-term valuations and are well-positioned to benefit from any recovery in global GDP.

Thank you for your participation in Franklin Natural Resources Fund. We appreciate your support, welcome your comments or suggestions, and look forward to serving your investment needs in the future.



/s/ Stephen M. Land

Stephen M. Land
Portfolio Manager
Franklin Natural Resources Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others, including currency volatility and social, political, economic or regulatory uncertainty associated with foreign and emerging market investing, are discussed in the prospectus.
--------------------------------------------------------------------------------


TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           4.1%
Energy Minerals

Conoco Inc.                                                                 4.1%
Energy Minerals

Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)                          3.2%
Energy Minerals

Chevron Texaco Corp.                                                        3.0%
Energy Minerals

Bunge Ltd.                                                                  2.7%
Process Industries

Petroleo Brasileiro SA, ADR, pfd. (Brazil)                                  2.7%
Energy Minerals

Chesapeake Energy Corp.                                                     2.6%
Energy Minerals

Weatherford International Inc.                                              2.3%
Industrial Services

Devon Energy Corp.                                                          2.2%
Energy Minerals

Grey Wolf Inc.                                                              2.2%
Industrial Services

FRANKLIN NATURAL
RESOURCES FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                         CHANGE     10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$4.63       $14.73      $19.36

ADVISOR CLASS                                   CHANGE     10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$4.75       $15.24      $19.99

PERFORMANCE

                                                                       INCEPTION
CLASS A                                6-MONTH    1-YEAR     5-YEAR     (6/5/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -23.88%    -10.39%    +15.85%     +68.13%
Average Annual Total Return(2)         -28.25%    -15.55%     +1.77%      +7.45%
Value of $10,000 Investment(3)          $7,175     $8,445    $10,919     $15,846
Avg. Ann. Total Return (9/30/01)(4)               -25.91%     +1.30%      +6.52%

                                                                       INCEPTION
ADVISOR CLASS(5)                       6-MONTH    1-YEAR     5-YEAR     (6/5/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -23.76%    -10.01%    +22.63%     +77.97%
Average Annual Total Return(2)         -23.76%    -10.01%     +4.16%      +9.42%
Value of $10,000 Investment(3)          $7,624     $8,999    $12,263     $17,797
Avg. Ann. Total Return (9/30/01)(4)               -21.12%     +3.67%      +8.49%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.10% and +2.95%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                           31

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN TECHNOLOGY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its total assets in equity securities of companies expected to benefit from the development, advancement, and use of technology.
--------------------------------------------------------------------------------

This semiannual report for Franklin Technology Fund covers the period ended October 31, 2001. During the six months under review, consumer confidence and gross domestic product growth declined, and equity markets experienced severe volatility. Following a relatively strong second quarter of 2001, the third quarter was one of the worst ever for equity markets, especially technology-related stocks. Earnings estimates continued to disappoint, while economic indicators offered little reason for optimism in the short term. Third quarter annualized gross domestic product fell 1.1%, the first decline since first quarter 1993. The tragic events of September 11 added uncertainty in an already difficult environment. For the six-month reporting period, Franklin Technology Fund - Class A posted a -31.88% cumulative total return as of October 31, 2001, as shown in the Performance Summary beginning on page 36. In comparison, the technology-heavy Nasdaq Composite Index declined 19.43%



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 61.

during the same time.(1) The Fund outperformed the Lipper Science and Technology Funds Average, which was composed of 390 science and technology funds as of October 31, 2001, and returned -32.97% during the six-month reporting period.(2)

During the period, we adhered to the Fund's philosophy of investing in what we believe are high quality, established companies, as well as a selection of smaller, higher growth stocks. The higher quality holdings held up relatively well early in the reporting period before giving in to selling pressures and declining significantly. In addition, smaller companies continued to perform poorly, especially late in the period, as many investors withdrew assets from that sector. Despite negative economic news and sharp equity market declines during the period, we believe a market bottom is forming. Valuations for many stocks reached three-, five- and even ten-year lows in some cases. We found many companies trading 50% or more below levels at the beginning of 2001; therefore, we are more optimistic about the technology markets than at any other point in 2001.

In our opinion, one of the reporting period's major issues facing technology companies was that corporate information technology (IT) budgets remained in flux, and corporate cost-cutting efforts affected IT spending throughout the world. As a result, we believe technology companies may continue to lower revenue and profit expectations for the remainder of 2001 and into 2002. Within such an environment, we focused on technology


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

2. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower, and the Fund's performance relative to the average may have differed if such factors had been considered.

The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets
10/31/01
[PIE CHART]

Electronic Technology                                                      55.4%

Technology Services                                                        24.9%

Health Technology                                                           5.8%

Commercial Services                                                         3.4%

Producer Manufacturing                                                      3.3%

Short-Term Investments & Other Net Assets                                   7.2%

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Agere Systems Inc., A                                                       2.6%
Electronic Technology

Exult Inc.                                                                  2.1%
Commercial Services

Microsoft Corp.                                                             2.1%
Technology Services

Tektronix Inc.                                                              2.1%
Electronic Technology

Integrated Circuit Systems Inc.                                             1.9%
Electronic Technology

Cisco Systems Inc.                                                          1.9%
Electronic Technology

Nokia Corp., ADR (Finland)                                                  1.9%
Electronic Technology

Peoplesoft Inc.                                                             1.8%
Technology Services

McDATA Corp., A                                                             1.8%
Electronic Technology

Western Digital Corp.                                                       1.7%
Electronic Technology


companies with leading market positions, solid management teams, relatively strong earnings visibility, and those with what we considered to be attractive valuations. During the past few months, we made several new investments, including Exult Inc. (IT services), Integrated Device Technologies (semiconductors), Mercury Interactive (network software) and Texas Instruments (semiconductors). On October 31, the Fund's largest industry weightings were semiconductors, telecommunications equipment, packaged software, computer hardware and health technology.

Some of the stocks sold during the period included Brocade Communications, EMC Corp. and Scientific Atlanta. In our opinion, these stocks had further downside potential because of poor earnings visibility and valuations we believe were difficult to justify in the prevailing economic environment. Although they are high-quality companies, we opted to sell these holdings and reevaluate them in the future.

We are comfortable with the Fund's portfolio at the end of the period, as we consider many holdings are at attractive valuations. We will continue to maintain a mix of large- and small-capitalization stocks going forward, as we believe such a mix has reduced overall volatility and improved relative performance since the Fund's launch in May 2000. We also believe that looking for the most growth potential at the lowest valuations makes sense in the current market environment, and we are careful to balance valuations against growth potential in all stocks we buy.

Looking forward, we remain optimistic about the potential long-term performance of technology stocks and Franklin Technology Fund. Productivity enhancements, the substitution for labor by capital equipment, and improvements in communications and manufacturing technology are trends we believe will continue to occur due to advancements in technology. In the near term, we may begin to see a decline in the number and magnitude of negative corporate pre-announcements and reduced earnings expectations, which we feel should positively impact technology stocks.

Thank you for your participation in Franklin Technology Fund. We appreciate your support, welcome your comments and look forward to serving your investment needs in the years ahead.



/s/ Ian Link

Ian Link



/s/ Robert R. Dean

Robert R. Dean

Portfolio Management Team
Franklin Technology Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others are discussed in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN TECHNOLOGY FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The Fund's manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Directors.
  ------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                       CHANGE      10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.05        $4.36       $6.41

CLASS B                                       CHANGE      10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.05        $4.32       $6.37

CLASS C                                       CHANGE      10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.05        $4.31       $6.36

ADVISOR CLASS                                 CHANGE      10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.05        $4.38       $6.43

PERFORMANCE

                                                                       INCEPTION
CLASS A                                           6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        -31.88%    -59.44%     -56.40%
Average Annual Total Return(2)                    -35.79%    -61.79%     -44.70%
Value of $10,000 Investment(3)                     $6,421     $3,821      $4,109
Avg. Ann. Total Return (9/30/01)(4)                          -72.14%     -53.56%

                                                                       INCEPTION
CLASS B                                           6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        -32.18%    -59.70%     -56.80%
Average Annual Total Return(2)                    -34.89%    -61.31%     -44.36%
Value of $10,000 Investment(3)                     $6,511     $3,869      $4,147
Avg. Ann. Total Return (9/30/01)(4)                          -71.79%     -53.23%

                                                                       INCEPTION
CLASS C                                           6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        -32.23%    -59.68%     -56.90%
Average Annual Total Return(2)                    -33.54%    -60.49%     -43.67%
Value of $10,000 Investment(3)                     $6,646     $3,951      $4,225
Avg. Ann. Total Return (9/30/01)(4)                          -71.20%     -52.63%

                                                                       INCEPTION
ADVISOR CLASS                                     6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        -31.78%    -59.29%     -56.20%
Average Annual Total Return(2)                    -31.78%    -59.29%     -42.30%
Value of $10,000 Investment(3)                     $6,822     $4,071      $4,380
Avg. Ann. Total Return (9/30/01)(4)                          -70.27%     -51.39%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                           37

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                               SIX MONTHS ENDED                YEAR ENDED APRIL 30,
                                                               OCTOBER 31, 2001   --------------------------------------------
                                                                  (UNAUDITED)           2001       2000       1999      1998(d)
                                                               ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................        $57.78           $60.44     $23.41     $26.89    $25.00
                                                               ---------------------------------------------------------------
Income from investment operations:
  Net investment loss(a) ....................................          (.23)            (.39)      (.23)      (.10)     (.05)
  Net realized and unrealized gains (losses) ................         (3.95)           (2.08)     37.32      (2.96)     1.99
                                                               ---------------------------------------------------------------
Total from investment operations ............................         (4.18)           (2.47)     37.09      (3.06)     1.94
                                                               ---------------------------------------------------------------
Less distributions from net realized gains ..................            --             (.19)      (.06)      (.42)     (.05)
                                                               ---------------------------------------------------------------
Net asset value, end of period ..............................        $53.60           $57.78     $60.44     $23.41    $26.89
                                                               ===============================================================

Total return(b) .............................................       (7.23)%          (4.14)%    158.78%   (11.46)%     7.78%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................      $902,832       $1,010,844   $918,473    $69,450   $73,546
Ratios to average net assets:
  Expenses ..................................................         1.20%(c)         1.09%      1.13%      1.52%     1.50%(c)
  Expenses excluding waiver and payments by affiliate .......         1.20%(c)         1.09%      1.13%      1.52%     1.61%(c)
  Net investment loss .......................................        (.83)%(c)        (.54)%     (.40)%     (.40)%    (.44)%(c)
Portfolio turnover rate .....................................        24.24%           46.82%     40.87%     97.62%    75.50%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period September 15, 1997 (effective date) to April 30, 1998.


38                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                       COUNTRY         SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 87.3%
       BIOTECHNOLOGY 73.2%
    (a)Abgenix Inc. ..........................................................  United States      655,000    $  19,512,450
    (a)Affymetrix Inc. .......................................................  United States      531,600       15,974,580
    (a)Alkermes Inc. .........................................................  United States      768,200       19,704,330
    (a)Amgen Inc. ............................................................  United States      953,900       54,200,599
    (a)Aviron ................................................................  United States      735,900       24,505,471
    (a)Biogen Inc. ...........................................................  United States      502,200       27,621,000
    (a)Biomarin Pharmaceutical Inc. ..........................................  United States        6,800           77,520
    (a)Celgene Corp. .........................................................  United States      434,300       14,297,156
    (a)Cephalon Inc. .........................................................  United States      207,600       13,089,180
    (a)Chiron Corp. ..........................................................  United States      675,000       36,328,500
    (a)COR Therapeutics Inc. .................................................  United States    1,318,300       29,701,299
    (a)Corvas International Inc. .............................................  United States      375,000        2,088,750
    (a)Cubist Pharmaceuticals Inc. ...........................................  United States      349,200       14,072,760
    (a)CV Therapeutics Inc. ..................................................  United States      266,500       10,510,760
    (a)Exelixis Inc. .........................................................  United States      333,900        4,474,260
    (a)Genentech Inc. ........................................................  United States      388,500       20,299,125
    (a)Genmab AS, Br. ........................................................     Denmark         408,900        6,231,535
    (a)Genta Inc. ............................................................  United States      526,000        7,243,020
    (a)Genzyme Corp-General Division .........................................  United States      678,000       36,578,100
    (a)Gilead Sciences Inc. ..................................................  United States      284,400       17,888,760
    (a)Human Genome Sciences Inc. ............................................  United States      104,000        4,433,520
    (a)IDEC Pharmaceuticals Corp. ............................................  United States      332,800       19,961,344
    (a)ILEX Oncology Inc. ....................................................  United States      475,800       12,423,138
    (a)Immunomedics Inc. .....................................................  United States      637,500       11,666,250
    (a)Intermune Inc. ........................................................  United States      456,600       19,939,722
    (a)Invitrogen Corp. ......................................................  United States      585,000       35,883,900
(a),(c)Kosan Biosciences Inc. (Restricted) ...................................  United States    1,161,291        8,326,456
    (a)Kosan Biosciences Inc. ................................................  United States       15,000          107,550
    (a)Medarex Inc. ..........................................................  United States      490,000       10,094,000
    (a)MedImmune Inc. ........................................................  United States      932,000       36,571,680
    (a)Millennium Pharmaceuticals Inc. .......................................  United States      100,000        2,546,000
    (a)Neose Technologies Inc. ...............................................  United States      147,200        4,321,792
    (a)Neurocrine Biosciences Inc. ...........................................  United States      205,300        8,636,971
    (a)NPS Pharmaceuticals Inc. ..............................................  United States      425,300       15,366,089
    (a)OSI Pharmaceuticals Inc. ..............................................  United States      329,900       15,069,832
       Serono SA, B ..........................................................   Switzerland        27,530       21,765,711
    (a)Telik Inc. ............................................................  United States      348,800        2,738,080
    (a)Texas Biotechnology Corp. .............................................  United States      377,500        2,181,950
    (a)Titan Pharmaceuticals Inc. ............................................  United States    1,032,700        7,383,805
    (a)Trimeris Inc. .........................................................  United States      153,300        6,086,163
    (a)Vertex Pharmaceuticals Inc. ...........................................  United States      350,000        8,575,000
    (a)ViroPharma Inc. .......................................................  United States      650,400       16,279,512
    (a)Visible Genetics Inc. .................................................     Canada          431,385        6,259,397
    (a)Xoma Ltd. .............................................................  United States    1,295,300        9,675,891
                                                                                                               -------------
                                                                                                                 660,692,908
                                                                                                               -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                       COUNTRY         SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
    (a)ELECTRONIC EQUIPMENT/INSTRUMENTS 2.9%
       Caliper Technologies Corp. ............................................  United States      270,000    $   3,258,900
       Waters Corp. ..........................................................  United States      633,400       22,479,366
                                                                                                              -------------
                                                                                                                 25,738,266
                                                                                                              -------------

       GENERIC PHARMACEUTICALS 1.6%
       ICN Pharmaceuticals Inc. ..............................................  United States      597,000       14,453,370
                                                                                                              -------------

       MEDICAL SPECIALTIES 8.1%
    (a)Aerogen Inc. ..........................................................  United States      191,400          430,650
       Applera Corp-Applied Biosystems Group .................................  United States      450,000       13,131,000
    (a)Cerus Corp. ...........................................................  United States      283,700       13,030,341
    (a)Digene Corp. ..........................................................  United States      167,900        5,952,055
(a),(d)Fusion Medical Technologies Inc. ......................................  United States      730,000        3,650,000
    (a)Inhale Therapeutic Systems Inc. .......................................  United States    1,342,800       23,499,000
    (a)Molecular Devices Corp. ...............................................  United States      152,600        2,470,594
    (a)Qiagen NV .............................................................  Netherlands        423,500        7,580,650
    (a)Varian Medical Systems Inc. ...........................................  United States       50,000        3,355,000
                                                                                                              -------------
                                                                                                                 73,099,290
                                                                                                              -------------
    (a)OTHER PHARMACEUTICALS 1.5%
    (c)Biomarin Pharmaceutical Inc.,144A .....................................  United States      634,921        7,238,099
       Collateral Therapeutics Inc. ..........................................  United States       33,700          261,512
       Versicor Inc. .........................................................  United States      389,000        5,873,900
                                                                                                              -------------
                                                                                                                 13,373,511
                                                                                                              -------------
       TOTAL COMMON STOCKS (COST $830,673,069) ...............................                                  787,357,345
                                                                                                              -------------
(a),(c)PREFERRED STOCKS (COST $10,000,002) 1.1%
       Fibrogen Inc., E, pfd. ................................................  United States    2,227,172       10,000,002
                                                                                                              -------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                 ----------
       BONDS .8% (COST $5,600,000)
       Intermune Inc., cvt., 5.75%, 7/15/06 ..................................  United States   $5,600,000        7,546,000
                                                                                                               ------------
                                                                                                  SHARES
                                                                                                ----------
       SHORT TERM INVESTMENTS 21.8%
    (b)MONEY FUND (COST $94,138,282) 10.4%
       Franklin Institutional Fiduciary Trust Money Market Portfolio .........  United States   94,138,282       94,138,282
                                                                                                               ------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $940,411,353) ....                                  899,041,629
                                                                                                               ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                               COUNTRY      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 (f),(g)REPURCHASE AGREEMENTS 11.4%
        CS First Boston, 2.64%, 11/01/01 (Maturity Value $25,003,666) ..............  United States    $25,001,833   $   25,001,833
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities
        Deutsche Bank Alex Brown Inc., 2.62%, 11/01/01 (Maturity Value $2,565,374) .  United States      2,565,187        2,565,187
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities
        Goldman Sachs & Co., 2.63%, 11/01/01 (Maturity Value $25,003,653) ..........  United States     25,001,826       25,001,826
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities
        Lehman Brothers Inc, 2.62%, 11/01/01 (Maturity Value $25,003,639) ..........  United States     25,001,819       25,001,819
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities
        UBS Warburg LLC, 2.65%, 11/01/01 (Maturity Value $25,003,680) ..............  United States     25,001,840       25,001,840
                                                                                                                     --------------
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities
        TOTAL REPURCHASE AGREEMENTS (COST $102,572,505) ............................                                    102,572,505
                                                                                                                     --------------
        TOTAL INVESTMENTS (COST $1,042,983,858) 111.0% .............................                                  1,001,614,134
        SECURITIES SOLD SHORT (.6)% ................................................                                     (5,055,750)
        OTHER ASSETS, LESS LIABILITIES (10.4)% .....................................                                    (93,726,809)
                                                                                                                     --------------
        TOTAL NET ASSETS 100.0% ....................................................                                 $  902,831,575
                                                                                                                     ==============

     (e)SECURITIES SOLD SHORT

        ISSUER                                                                           COUNTRY         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        ICOS Corp. .................................................................  United States      75,000       $  4,331,250
        ImmunoGen Inc. .............................................................  United States      50,000            724,500
                                                                                                                      ------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,734,026) ..........................                                  $  5,055,750
                                                                                                                      ============

(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(c) See Note 6 regarding restricted securities
(d) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at October 31, 2001 were $3,650,000.
(e) See Note 1(d) regarding securities sold short.
(f) See Note 1(e) regarding securities lending.
(g) At October 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.                     41

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                                               CLASS A
                                                                          ---------------------------------------------------------
                                                      SIX MONTHS ENDED                   YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2001    ---------------------------------------------------------
                                                      (UNAUDITED)          2001         2000         1999         1998       1997
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............    $10.70           $ 19.98      $ 16.97       $17.36       $14.46     $14.28
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)...................     (.01)              --            .13          .27          .33        .42
 Net realized and unrealized gains (losses) .......    (2.81)             (7.56)        6.20          .31         4.69       1.35
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................    (2.82)             (7.56)        6.33          .58         5.02       1.77
Less distributions from:                              -----------------------------------------------------------------------------
 Net investment income ............................      --                (.04)        (.35)        (.19)        (.37)      (.38)
 Net realized gains ...............................      --               (1.68)       (2.97)        (.78)       (1.75)     (1.21)
                                                      -----------------------------------------------------------------------------
Total distributions ...............................      --               (1.72)       (3.32)        (.97)       (2.12)     (1.59)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................    $ 7.88            $10.70       $19.98       $16.97       $17.36     $14.46
                                                      =============================================================================
Total return(b) ...................................   (26.36)%           (39.49)%      38.93%        4.02%       37.02%     12.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $105,015           $159,050     $291,103     $199,824     $226,594   $174,023
Ratios to average net assets:
 Expenses .........................................     1.18%(c)           1.01%         .99%        1.05%        1.03%      1.00%
 Net investment income (loss) .....................     (.12)%(c)           .02%         .64%        1.55%        2.02%      2.82%
Portfolio turnover rate ...........................    36.12%            124.61%      132.25%       68.50%       45.51%     47.55%


------------
(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                   CLASS B
                                                                      -----------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2001  -----------------------------------
                                                    (UNAUDITED)       2001          2000          1999(d)
                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $   10.50        $ 19.80      $   16.92      $   15.84
                                                   ------------------------------------------------------

Income from investment operations:
 Net investment income (loss)(a) ..............         (.04)          (.11)          (.08)           .02
 Net realized and unrealized gains (losses) ...        (2.76)         (7.47)          6.25           1.06
                                                   ------------------------------------------------------

Total from investment operations ..............        (2.80)         (7.58)          6.17           1.08
                                                   ------------------------------------------------------
Less distributions from:
 Net investment income ........................           --           (.04)          (.32)            --
 Net realized gains ...........................           --          (1.68)         (2.97)            --
                                                   ------------------------------------------------------
Total distributions ...........................           --          (1.72)         (3.29)            --
                                                   ------------------------------------------------------
Net asset value, end of period ................    $    7.70      $   10.50      $   19.80      $   16.92
                                                   ======================================================
Total return(b) ...............................       (26.67)%       (39.94)%        37.98%          6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $   4,393      $   6,106      $   4,338      $      79
Ratios to average net assets:
 Expenses .....................................       1.91%(c)         1.77%          1.74%          1.80%(c)
 Net investment income (loss) .................      (.86)%(c)         (.73)%         (.38)%          .83%(c)
Portfolio turnover rate .......................        36.12%        124.61%        132.25%         68.50%


-----------
(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                                 CLASS C
                                                                      --------------------------------------------------------------
                                                   SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2001   --------------------------------------------------------------
                                                     (UNAUDITED)         2001            2000          1999       1998       1997
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 10.53         $  19.79         $ 16.85      $ 17.25      $ 14.37   $ 14.24
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)...............          (.04)            (.11)           (.03)         .14          .24       .32
 Net realized and unrealized gains (losses) ...         (2.77)           (7.47)           6.16          .32         4.66      1.33
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............         (2.81)           (7.58)           6.13          .46         4.90      1.65
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           --                --            (.22)        (.08)        (.27)     (.31)
 Net realized gains ...........................           --             (1.68)          (2.97)        (.78)       (1.75)    (1.21)
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................           --             (1.68)          (3.19)        (.86)       (2.02)    (1.52)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................       $ 7.72          $  10.53         $ 19.79      $ 16.85      $ 17.25   $ 14.37
                                                   =================================================================================
Total return(b)................................       (26.69)%          (39.93)%         37.93%        3.19%       36.21%    12.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $13,414         $ 20,939         $33,216      $16,807      $16,324  $  8,467
Ratios to average net assets:
 Expenses .....................................         1.92%(c)          1.76%           1.74%        1.80%        1.78%     1.77%
 Net investment income (loss) .................         (.86)%(c)         (.73)%          (.14)%        .81%        1.29%     1.98%
Portfolio turnover rate .......................        36.12%           124.61%         132.25%       68.50%       45.51%    47.55%



(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized






44                    See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

   FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY             SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 82.1%
(a)BROADCASTING 6.1%
   Clear Channel Communications Inc. ...................................       United States          87,000     $  3,316,440
   Entravision Communications Corp. ....................................       United States         220,000        2,332,000
   Univision Communications Inc., A ....................................       United States          72,400        1,810,000
                                                                                                                 ------------
                                                                                                                    7,458,440
                                                                                                                 ------------
(a)CABLE/SATELLITE TV 4.4%
   Comcast Corp., A ....................................................       United States          72,700        2,605,567
   EchoStar Communications Corp., A ....................................       United States          51,300        1,189,646
   Mediacom Communications Corp., A ....................................       United States         122,700        1,646,634
                                                                                                                 ------------
                                                                                                                    5,441,847
                                                                                                                 ------------
(a)ELECTRONIC EQUIPMENT/INSTRUMENTS 3.6%
   Agilent Technologies Inc. ...........................................       United States          84,000        1,870,680
   Tektronix Inc. ......................................................       United States         132,800        2,616,160
                                                                                                                 ------------
                                                                                                                    4,486,840
                                                                                                                 ------------
(a)INTERNET SOFTWARE/SERVICES .6%
   Genuity Inc. ........................................................       United States          45,900           69,768
   Openwave Systems Inc. ...............................................       United States          84,100          650,093
                                                                                                                 ------------
                                                                                                                      719,861
                                                                                                                 ------------
   MAJOR TELECOMMUNICATIONS 31.2%
(a)Alaska Communications Systems Holdings Inc. .........................       United States          51,400          361,342
   Alltel Corp. ........................................................       United States          80,500        4,599,770
   AT&T Corp. ..........................................................       United States         191,500        2,920,375
   BellSouth Corp. .....................................................       United States         119,100        4,406,700
   British Telecommunications PLC ......................................      United Kingdom         500,500        2,532,998
   Korea Telecom Corp., ADR ............................................        South Korea          133,740        2,787,142
   Nippon Telegraph & Telephone Corp. ..................................           Japan                 528        2,174,029
   Portugal Telecom SGPS SA, ADR .......................................         Portugal            458,862        3,638,776
   SBC Communications Inc. .............................................       United States         118,000        4,496,980
   Sprint Corp. (FON Group) ............................................       United States         308,000        6,160,000
(a)Telefonica SA, ADR ..................................................           Spain              68,348        2,424,304
   Telus Corp. .........................................................          Canada             121,400        1,855,567
                                                                                                                 ------------
                                                                                                                   38,357,983
                                                                                                                 ------------
(a)MEDIA CONGLOMERATES 1.5%
   AOL Time Warner Inc. ................................................       United States          28,700          895,727
   Viacom Inc., B ......................................................       United States          25,900          945,609
                                                                                                                 ------------
                                                                                                                    1,841,336
                                                                                                                 ------------
(a)MISCELLANEOUS COMMERCIAL SERVICES .5%
   Convergys Corp. .....................................................       United States          21,500          604,150
                                                                                                                 ------------
   PUBLISHING: NEWSPAPERS .2%
   The New York Times Co., A ...........................................       United States           6,000          247,500
                                                                                                                 ------------
(a)SEMICONDUCTORS 3.0%
   Agere Systems Inc., A ...............................................       United States         365,400        1,680,840
   Cirrus Logic Inc. ...................................................       United States         176,200        1,961,106
                                                                                                                 ------------
                                                                                                                    3,641,946
                                                                                                                 ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

         FRANKLIN GLOBAL COMMUNICATIONS FUND                                         COUNTRY             SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
         COMMON STOCKS (CONT.)
         SPECIALTY TELECOMMUNICATIONS 4.2%
         Centurytel Inc. .................................................        United States         161,300     $  5,097,080
                                                                                                                    ------------
         TELECOMMUNICATIONS EQUIPMENT 6.0%
      (a)ADC Telecommunications Inc. .....................................        United States         309,300        1,407,315
         Motorola Inc. ...................................................        United States         225,800        3,696,346
      (a)Polycom Inc. ....................................................        United States          40,000        1,199,200
      (a)Powerwave Technologies Inc. .....................................        United States          67,000        1,025,100
                                                                                                                    ------------
                                                                                                                       7,327,961
                                                                                                                    ------------
         WIRELESS COMMUNICATIONS 20.8%
      (a)AT&T Wireless Services Inc. .....................................        United States         255,724        3,692,655
      (a)China Mobile (Hong Kong) Ltd., ADR ..............................            China             137,400        2,091,228
      (a)Leap Wireless International Inc. ................................        United States         105,600        1,570,272
      (a)Nextel Communications Inc., A ...................................        United States         247,900        1,970,805
      (a)Nextel Partners Inc., A .........................................        United States         106,500          569,775
         NTT DoCoMo Inc. .................................................            Japan                 133        1,803,684
         SK Telecom Co. Ltd., ADR ........................................         South Korea          139,000        2,930,120
      (a)TeleCorp PCS Inc. ...............................................        United States          31,200          418,704
      (a)U.S. Cellular Corp. .............................................        United States          50,400        2,250,360
         Vodafone Group PLC, ADR .........................................       United Kingdom         215,900        4,991,608
      (a)Western Wireless Corp., A .......................................        United States         113,600        3,313,712
                                                                                                                    ------------
                                                                                                                      25,602,923
                                                                                                                    ------------
         TOTAL COMMON STOCKS (COST $131,680,950)                                                                     100,827,867
                                                                                                                    ------------
         PREFERRED STOCKS 1.6%
  (a),(c)Kestrel Solutions, pfd., D ......................................        United States          95,932          172,678
      (a)Lucent Technologies Inc., 144A, cvt. pfd., ......................        United States           1,400        1,620,182
         Embratel Participacoes SA, ADR, pfd. ............................           Brazil              73,000          197,100
                                                                                                                    ------------
         TOTAL PREFERRED STOCKS (COST $3,231,499)                                                                      1,989,960
                                                                                                                    ------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                     ------
         BONDS (COST $1,693,472) 1.2%
         NTL Communications Corp., 144A, cvt., 6.75%, 5/15/08 ............         United States    $3,400,000         1,530,000
                                                                                                                    ------------
                                                                                                      SHARES
                                                                                                      ------
      (b)SHORT TERM INVESTMENTS (COST $18,286,179) 14.9%
         Franklin Institutional Fiduciary Trust Money Market Portfolio ...         United States    18,286,179        18,286,179
                                                                                                                     -----------

         TOTAL INVESTMENTS (COST $154,892,100) 99.8% .....................                                           122,634,006
         OTHER ASSETS, LESS LIABILITIES .2% ..............................                                               187,994
                                                                                                                    ------------
         TOTAL NET ASSETS 100.0% .........................................                                          $122,822,000
                                                                                                                    ------------


(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(c) See Note 6 regarding restricted securities


46                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN GLOBAL HEALTH CARE FUND

                                                                                           CLASS A
                                                                   -----------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001  -----------------------------------------------------------
                                                   (UNAUDITED)      2001         2000        1999          1998          1997
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $  23.29      $  20.29      $ 13.88     $ 19.28     $  16.11      $  19.34
                                                   --------------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a)........................        (.07)         (.10)        (.12)       (.16)        (.14)         (.06)
 Net realized and unrealized gains (losses) ...       (1.17)         4.71         6.53       (5.23)        4.58         (2.75)
                                                   --------------------------------------------------------------------------
Total from investment operations ..............       (1.24)         4.61         6.41       (5.39)        4.44         (2.81)
                                                   --------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          --          (.11)          --          --         (.09)         (.04)
 Net realized gains ...........................          --         (1.50)          --        (.01)       (1.18)         (.38)
                                                   --------------------------------------------------------------------------
Total distributions ...........................          --         (1.61)          --        (.01)       (1.27)         (.42)
                                                   --------------------------------------------------------------------------
Net asset value, end of period ................    $  22.05      $  23.29      $ 20.29     $ 13.88     $  19.28      $  16.11
                                                   ==========================================================================

Total return(b)................................       (5.32)%       22.00%       46.18%     (27.95)%      28.22%       (14.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $123,404      $131,063      $90,563     $74,252     $176,545      $150,653
Ratios to average net assets:
 Expenses .....................................        1.19%(c)      1.17%        1.52%       1.34%        1.15%         1.14%
 Net investment loss ..........................        (.62)%(c)     (.40)%       (.70)%      (.72)%       (.67)%        (.39)%
Portfolio turnover rate .......................       55.02%       131.79%      123.48%      66.54%       66.84%         73.17%



(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                    CLASS B
                                                                      -------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001     ------------------------------------
                                                    (UNAUDITED)        2001          2000          1999(d)
                                                   -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......         $   22.93        $ 20.09        $ 13.84       $   16.97
                                                    -------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ...................              (.16)          (.29)          (.26)           (.03)
 Net realized and unrealized gains (losses)             (1.15)          4.67           6.51           (3.10)
                                                    -------------------------------------------------------
Total from investment operations ..........             (1.31)          4.38           6.25           (3.13)
                                                    -------------------------------------------------------
Less distributions from:
 Net investment income ....................                --           (.04)            --              --
 Net realized gains .......................                --          (1.50)            --              --
                                                    -------------------------------------------------------
Total distributions .......................                --          (1.54)            --              --
                                                    -------------------------------------------------------
Net asset value, end of period ............         $   21.62        $ 22.93        $ 20.09       $   13.84
                                                    -------------------------------------------------------

Total return(b)............................             (5.71)%        21.06%         45.16%         (18.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........         $  13,098        $12,873        $ 3,037       $     208
Ratios to average net assets:
 Expenses .................................            1.94%(c)         1.92%          2.27%           1.84%(c)
 Net investment loss ......................          (1.36)%(c)        (1.17)%        (1.44)%         (1.22)%(c)
Portfolio turnover rate ...................             55.02%        131.79%        123.48%          66.54%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                                  CLASS C
                                                                   ---------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2001 ---------------------------------------------------------------
                                                    (UNAUDITED)      2001         2000          1999          1998         1997(d)
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........      $   22.72      $ 19.89       $ 13.71      $ 19.17      $ 16.07      $ 17.37
                                                    ---------------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ......................           (.16)        (.28)         (.23)        (.29)        (.20)        (.07)
 Net realized and unrealized gains (losses)...          (1.13)        4.61          6.41        (5.16)        4.48         (.85)
                                                    ---------------------------------------------------------------------------
Total from investment operations .............          (1.29)        4.33          6.18        (5.45)        4.28         (.92)
                                                    ---------------------------------------------------------------------------
 Less distributions from net realized gains...             --        (1.50)           --         (.01)       (1.18)        (.38)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ...............      $   21.43      $ 22.72       $ 19.89      $ 13.71      $ 19.17      $ 16.07
                                                    ===========================================================================

Total return(b)...............................          (5.68)%      21.05%        45.08%      (28.42)%      27.22%       (5.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $  30,159      $32,212       $20,398      $13,747      $25,321      $10,099
Ratios to average net assets:
 Expenses ....................................         1.93%(c)       1.92%         2.27%        2.07%        1.90%        1.92%(c)
 Net investment loss .........................       (1.36)%(c)      (1.15)%       (1.44)%      (1.45)%      (1.44)%      (1.29)%(c)
Portfolio turnover rate ......................          55.02%      131.79%       123.48%       66.54%       66.84%       73.17%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period September 3, 1996 (effective date) to April 30, 1997.



                    See notes to financial statements.                        49

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)


                                                                                                     SHARES/
   FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY            WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.8%
     BIOTECHNOLOGY 27.3%
(a)Abgenix Inc. ........................................................       United States        71,200      $  2,121,048
(a)Alkermes Inc. .......................................................       United States        37,300           956,745
(a)Amgen Inc. ..........................................................       United States       110,700         6,289,975
(a)Bioject Medical Technologies Inc. ...................................       United States        70,000           707,700
(a)Celgene Corp. .......................................................       United States        32,500         1,069,900
(a)Cephalon Inc. .......................................................       United States        34,000         2,143,700
(a)COR Therapeutics Inc. ...............................................       United States       194,800         4,388,844
(a)CV Therapeutics Inc. ................................................       United States        37,600         1,482,944
(a)Genentech Inc. ......................................................       United States        60,300         3,150,675
(a)Genta Inc. ..........................................................       United States        44,700           615,519
(a)IDEC Pharmaceuticals Corp. ..........................................       United States        22,400         1,343,552
(a)Intermune Inc. ......................................................       United States        80,300         3,506,701
(a)Invitrogen Corp. ....................................................       United States        33,500         2,054,890
(a)MedImmune Inc. ......................................................       United States        57,700         2,264,148
(a)NPS Pharmaceuticals Inc. ............................................       United States        40,600         1,466,878
(a)Ortec International Inc. ............................................       United States       222,222         1,046,666
(a)OSI Pharmaceuticals Inc. ............................................       United States        50,000         2,284,000
   Serono SA, ADR ......................................................        Switzerland        160,500         3,071,970
(a)SICOR Inc. ..........................................................       United States        87,100         1,633,125
(a)ViroPharma Inc. .....................................................       United States        87,200         2,182,616
(a)Visible Genetics Inc. ...............................................          Canada           119,300         1,731,043
                                                                                                               -------------
                                                                                                                  45,512,639
                                                                                                               -------------
(a)ELECTRONIC EQUIPMENT/INSTRUMENTS 1.3%
   Waters Corp. ........................................................       United States        61,800         2,193,282
                                                                                                               -------------
   GENERIC PHARMACEUTICALS 8.9%
(a)Barr Laboratories Inc. ..............................................       United States        20,100         1,463,280
   ICN Pharmaceuticals Inc. ............................................       United States       188,900         4,573,269
(a)Ivax Corp. ..........................................................       United States       205,675         4,226,621
(a)Watson Pharmaceuticals Inc. .........................................       United States        95,400         4,548,672
                                                                                                               -------------
                                                                                                                  14,811,842
                                                                                                               -------------
   HOSPITAL/NURSING MANAGEMENT 7.3%
   HCA Inc. ............................................................       United States        69,000         2,736,540
(a)Tenet Healthcare Corp. ..............................................       United States        77,800         4,475,056
(a)Triad Hospitals Inc. ................................................       United States       187,200         5,035,680
                                                                                                               -------------
                                                                                                                  12,247,276
                                                                                                               -------------
   HOUSEHOLD/PERSONAL CARE
   Givaudan AG .........................................................        Switzerland            100            30,620
                                                                                                               -------------
   MAJOR PHARMACEUTICALS 16.4%
   American Home Products Corp. ........................................       United States        61,700         3,444,711
   GlaxoSmithKline PLC, ADR ............................................      United Kingdom        34,200         1,822,860
   Pfizer Inc. .........................................................       United States       284,400        11,916,360
   Pharmacia Corp. .....................................................       United States       172,050         6,971,466
   Roche Holding AG ....................................................        Switzerland         10,000           693,551
   Schering-Plough Corp. ...............................................       United States        65,900         2,450,162
                                                                                                               -------------
                                                                                                                  27,299,110
                                                                                                               -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                     SHARES/
        FRANKLIN GLOBAL HEALTH CARE FUND                                            COUNTRY          WARRANTS        VALUE

        COMMON STOCKS (CONT.)

        MANAGED HEALTH CARE 3.7%
    (a)Anthem Inc. .................................................            United States         4,300      $    180,084
    (a)Caremark RX Inc. ............................................            United States       369,700         4,953,980
       UnitedHealth Group Inc. .....................................            United States        15,200           999,400
                                                                                                                 ------------
                                                                                                                    6,133,464
                                                                                                                 ------------
       MEDICAL DISTRIBUTORS 4.8%
       AmerisourceBergen Corp. .....................................            United States        61,200         3,889,872
    (a)Andrx Group .................................................            United States        64,100         4,162,013
                                                                                                                 ------------
                                                                                                                    8,051,885
                                                                                                                 ------------
       MEDICAL SPECIALTIES 8.9%
       Baxter International Inc. ...................................            United States        86,000         4,159,820
    (a)Bioject Medical Technologies Inc. ...........................            United States        22,400           226,464
    (a)Cerus Corp. .................................................            United States        13,600           624,648
    (a)Digene Corp. ................................................            United States        65,400         2,318,430
    (a)Given Imaging Ltd. ..........................................               Israel            91,200           816,240
    (a)Inhale Therapeutic Systems Inc. .............................            United States       181,400         3,174,500
    (a)Integra LifeSciences Holdings Corp. .........................            United States        32,600           958,440
       Medtronic Inc. ..............................................            United States        40,000         1,612,000
    (a)Varian Medical Systems Inc. .................................            United States        14,100           946,110
                                                                                                                 ------------
                                                                                                                   14,836,652
                                                                                                                 ------------
       OTHER PHARMACEUTICALS 11.1%
       Allergan Inc. ...............................................            United States        40,000         2,871,600
       Galen Holdings PLC, ADR .....................................           United Kingdom        43,200         1,868,400
    (a)King Pharmaceuticals Inc. ...................................            United States       112,400         4,382,476
    (a)Salix Pharmaceuticals Ltd. ..................................               Canada           176,000         2,525,600
    (a)Shire Pharmaceuticals Group PLC, ADR ........................           United Kingdom       124,200         5,551,740
    (a)Versicor Inc. ...............................................            United States        87,000         1,313,700
                                                                                                                 ------------
                                                                                                                   18,513,516
                                                                                                                 ------------
    (a)SERVICES TO THE HEALTH INDUSTRY 4.1%
       AdvancePCS ..................................................            United States        35,300         2,145,181
       Laboratory Corp. of America Holdings ........................            United States        54,200         4,672,040
       Per-Se Technologies Inc., wts., 7/08/03 .....................            United States         1,719               103
                                                                                                                  -----------
                                                                                                                    6,817,324
                                                                                                                  -----------
       TOTAL COMMON STOCKS (COST $146,776,488)                                                                    156,447,610
                                                                                                                  -----------
(a),(c)PREFERRED STOCKS (COST $1,500,004) .5%
       Masimo Corp., F, pfd. .......................................            United States       136,364           750,002
                                                                                                                  -----------

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                     ------
   BONDS (COST $4,921,883) 3.1%
   Aviron, cvt., 5.25%, 2/01/08 ......................................          United States    $6,300,000         5,142,375
                                                                                                                  -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

   FRANKLIN GLOBAL HEALTH CARE FUND                                                  COUNTRY         SHARES           VALUE
   ------------------------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS (COST $7,765,307) 4.7%
   Franklin Institutional Fiduciary Trust Money Market Portfolio .........        United States     7,765,307     $  7,765,307
                                                                                                                  ------------
   TOTAL INVESTMENTS (COST $160,963,682) 102.1% ..........................                                         170,105,294
   OTHER ASSETS, LESS LIABILITIES (2.1%) .................................                                          (3,445,448)
                                                                                                                   ------------
   TOTAL NET ASSETS 100.0% ...............................................                                         $166,659,846
                                                                                                                    ============


(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(c) See Note 6 regarding restricted securities



52                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN NATURAL RESOURCES FUND

                                                                                                  CLASS A
                                                                        ------------------------------------------------------------
                                                      SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2001  ------------------------------------------------------------
                                                        (UNAUDITED)       2001         2000         1999         1998         1997
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $ 19.36        $ 15.74      $ 13.25      $ 15.46      $ 14.07      $ 13.14
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................       .05            .12          .05          .12          .10          .09
 Net realized and unrealized gains (losses) ..........     (4.68)          3.58         2.52        (2.21)        2.26         1.25
                                                        ----------------------------------------------------------------------------
Total from investment operations .....................     (4.63)          3.70         2.57        (2.09)        2.36         1.34
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................        --           (.08)        (.08)        (.12)        (.09)        (.09)
 Net realized gains ..................................        --             --           --           --         (.88)        (.32)
                                                        ----------------------------------------------------------------------------
Total distributions ..................................        --           (.08)        (.08)        (.12)        (.97)        (.41)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period .......................   $ 14.73        $ 19.36      $ 15.74      $ 13.25      $ 15.46      $ 14.07
                                                        ============================================================================
Total return(b) ......................................    (23.88)%        23.55%       19.47%      (13.42)%      17.57%       10.23%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................   $45,747        $58,721      $41,106      $44,014      $62,274      $45,386
Ratios to average net assets:
 Expenses ............................................      1.10%(c)       1.01%         .98%         .97%         .96%         .98%
 Expenses excluding waiver and payments by affiliate..      1.29%(c)       1.26%        1.43%        1.47%        1.31%        1.31%
 Net investment income ...............................       .56%(c)        .69%         .39%         .97%         .67%         .72%
Portfolio turnover rate ..............................     47.62%         54.42%       81.52%       74.03%       72.93%       46.31%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN NATURAL RESOURCES FUND (CONT.)

                                                                                                 ADVISOR CLASS
                                                                         -----------------------------------------------------------
                                                      SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2001   -----------------------------------------------------------
                                                        (UNAUDITED)        2001        2000        1999        1998        1997(d)
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $ 19.99        $ 16.24     $ 13.63     $ 15.48     $ 14.07     $ 14.66
                                                         ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................        .08            .19         .07         .19         .23          --
 Net realized and unrealized gains (losses) ..........      (4.83)          3.70        2.63       (1.85)       2.20        (.59)
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................      (4.75)          3.89        2.70       (1.66)       2.43        (.59)
                                                         ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         --           (.14)       (.09)       (.19)       (.14)         --
 Net realized gains ..................................         --             --          --          --        (.88)         --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................         --           (.14)       (.09)       (.19)      (1.02)         --
                                                         ---------------------------------------------------------------------------
Net asset value, end of period .......................    $ 15.24        $ 19.99     $ 16.24     $ 13.63     $ 15.48     $ 14.07
                                                         ===========================================================================
Total return(b) ......................................     (23.76)%        24.06%      19.91%     (10.48)%     18.11%      (4.02)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................    $11,938        $13,992     $ 8,791     $   319     $   892     $ 1,123
Ratios to average net assets:
 Expenses ............................................        .75%(c)        .66%        .65%        .65%        .64%        .64%(c)
 Expenses excluding waiver and payments by affiliate..        .94%(c)        .91%       1.10%       1.15%       1.03%        .86%(c)
 Net investment income ...............................        .90%(c)       1.03%        .49%       1.29%       1.02%       1.03%(c)
Portfolio turnover rate ..............................      47.62%         54.42%      81.52%      74.03%      72.93%      46.31%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to April 30, 1997.


54                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

   FRANKLIN NATURAL RESOURCES FUND                                           COUNTRY           SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 88.5%
       ENERGY MINERALS 35.0%
       Anadarko Petroleum Corp. ....................................      United States          14,287     $   815,073
       Cabot Oil & Gas Corp., A ....................................      United States          33,500         807,350
    (a)Callon Petroleum Co. ........................................      United States          50,000         339,000
    (a)Chesapeake Energy Corp. .....................................      United States         204,600       1,483,350
       ChevronTexaco Corp. .........................................      United States          19,700       1,744,435
    (c)Conoco Inc., B ..............................................      United States          91,097       2,341,193
       Devon Energy Corp. ..........................................      United States          32,886       1,259,534
       EOG Resources Inc. ..........................................      United States          24,900         880,713
       Exxon Mobil Corp. ...........................................      United States          60,016       2,367,631
    (a)Newfield Exploration Co. ....................................      United States          23,400         814,554
       Phillips Petroleum Co. ......................................      United States          18,800       1,022,908
       Royal Dutch Petroleum Co., N.Y. shs. ........................       Netherlands           36,600       1,848,666
       Shell Transport & Trading Co. PLC, N.Y. shs. ................     United Kingdom          20,200         899,910
    (a)Spinnaker Exploration Co. ...................................      United States          23,800       1,044,344
    (a)Stone Energy Corp. ..........................................      United States          11,325         447,904
    (a)Swift Energy Co. ............................................      United States          38,600         912,890
       Unocal Corp. ................................................      United States          17,000         547,400
       USX-Marathon Group Inc. .....................................      United States          23,000         634,570
                                                                                                            -----------
                                                                                                             20,211,425
                                                                                                            -----------
       INDUSTRIAL SERVICES 24.9%
    (a)Allied Waste Industries Inc. ................................      United States          91,800         910,656
    (a)Atwood Oceanics Inc. ........................................      United States          12,000         366,120
       Baker Hughes Inc. ...........................................      United States          29,900       1,071,317
       Bouygues Offshore SA ........................................         France              21,400         748,831
    (a)Cal Dive International Inc. .................................      United States          55,800       1,165,662
       Enron Corp. .................................................      United States          36,000         500,400
    (a)Global Marine Inc. ..........................................      United States          67,100       1,080,310
    (a)Grant Prideco Inc. ..........................................      United States          41,700         379,053
    (a)Grey Wolf Inc. ..............................................      United States         435,000       1,257,150
    (a)Gulf Island Fabrication Inc. ................................      United States          37,000         381,100
    (a)Hydril Co. ..................................................      United States          30,400         614,080
    (a)Oil States International Inc. ...............................      United States          75,000         671,250
    (a)Parker Drilling Co. .........................................      United States         161,000         523,250
    (a)Stolt Offshore SA, ADR ......................................     United Kingdom          20,000         159,000
    (a)Superior Energy Services Inc. ...............................      United States         108,000         853,200
       Transocean Sedco Forex Inc. .................................      United States          40,600       1,224,090
    (a)Trico Marine Services Inc. ..................................      United States          48,500         311,370
    (a)Universal Compression Holdings Inc. .........................      United States           9,100         254,709
(a),(c)Varco International Inc. ....................................      United States          37,255         558,825
    (a)Weatherford International Inc. ..............................      United States          39,200       1,341,816
                                                                                                            -----------
                                                                                                             14,372,189
                                                                                                            -----------
       NON-ENERGY MINERALS 8.3%
       Alcoa Inc. ..................................................      United States          18,000         580,860
       AngloGold Ltd., ADR .........................................      South Africa           36,000         597,240
       Barrick Gold Corp. ..........................................         Canada              30,100         469,259

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

   FRANKLIN NATURAL RESOURCES FUND                                       COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   NON-ENERGY MINERALS (CONT.)
(a)Ispat International NV, A, N.Y. shs. ..........................     Netherlands          136,700     $   114,828
   Lafarge North America Inc. ....................................    United States          17,500         620,375
   Newmont Mining Corp. ..........................................    United States          20,935         485,692
(a)NS Group Inc. .................................................    United States          68,000         465,800
(a)Stillwater Mining Co. .........................................    United States          56,100         874,599
   Weyerhaeuser Co. ..............................................    United States          11,600         578,956
                                                                                                        -----------
                                                                                                          4,787,609
                                                                                                        -----------
   PROCESS INDUSTRIES 16.1%
   Bowater Inc. ..................................................    United States          21,200         948,064
(a)Bunge Ltd. ....................................................    United States          88,500       1,559,370
   Cabot Corp. ...................................................    United States          26,300         881,050
   Domtar Inc. ...................................................       Canada             138,800       1,071,696
   Eastman Chemical Co. ..........................................    United States          33,700       1,156,247
(a)Methanex Corp. (Canada Traded) ................................       Canada             113,000         569,790
(a)Methanex Corp. (US Traded) ....................................       Canada               7,645          38,531
   Nova Chemicals Corp. ..........................................       Canada              75,500       1,185,350
   Potash Corp. of Saskatchewan Inc. .............................       Canada               8,285         487,075
   Potlatch Corp. ................................................    United States          22,000         551,100
   Valspar Corp. .................................................    United States          24,200         812,394
                                                                                                        -----------
                                                                                                          9,260,667
                                                                                                        -----------
   UTILITIES 4.2%
(a)Calpine Corp. .................................................    United States          21,000         519,750
   Dynegy Inc. ...................................................    United States          14,000         502,600
(a)Mirant Corp. ..................................................    United States          33,800         878,800
(a)Reliant Resources Inc. ........................................    United States          33,700         527,405
                                                                                                        -----------
                                                                                                          2,428,555
                                                                                                        -----------
   TOTAL COMMON STOCKS (COST $55,424,243) ........................                                       51,060,445
                                                                                                        -----------
   PREFERRED STOCKS 3.5%
   Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. ..............    United States          17,500         493,500
   Petroleo Brasileiro SA, ADR, pfd. .............................       Brazil              79,900       1,534,080
                                                                                                        -----------
   TOTAL PREFERRED STOCKS (COST $1,892,045) ......................                                        2,027,580
                                                                                                        -----------
(b)SHORT TERM INVESTMENTS (COST $7,338,064) 12.7%
   Franklin Institutional Fiduciary Trust Money Market Portfolio..    United States       7,338,064       7,338,064
                                                                                                        -----------
   TOTAL INVESTMENTS (COST $64,654,352) 104.7% ...................                                       60,426,089
   OTHER ASSETS, LESS LIABILITIES (4.7%) .........................                                       (2,741,052)
                                                                                                        -----------
   TOTAL NET ASSETS 100.0% .......................................                                      $57,685,037
                                                                                                        ===========

(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(c) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


56                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN TECHNOLOGY FUND

                                                                       CLASS A
                                                         ----------------------------------
                                                         SIX MONTHS ENDED        YEAR
                                                         OCTOBER 31, 2001        ENDED
                                                            (UNAUDITED)      APRIL 30, 2001
                                                         ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  6.41           $ 10.00
                                                         ----------------------------------

Income from investment operations:
 Net investment loss(a) ..............................          (.01)             (.08)
 Net realized and unrealized losses ..................         (2.04)            (3.51)
                                                         ----------------------------------
Total from investment operations .....................         (2.05)            (3.59)
                                                         ----------------------------------
Net asset value, end of period .......................       $  4.36           $  6.41
                                                         ==================================

Total return(b) ......................................        (31.88)%          (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $25,500           $33,598
Ratios to average net assets:
 Expenses ............................................          1.49%(c)          1.40%
 Expenses excluding waiver and payments by affiliate..          1.55%(c)          1.68%
 Net investment loss .................................          (.37)%(c)         (.88)%
Portfolio turnover rate ..............................         71.28%           198.78%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                       CLASS B
                                                         ----------------------------------
                                                         SIX MONTHS ENDED        YEAR
                                                         OCTOBER 31, 2001        ENDED
                                                            (UNAUDITED)      APRIL 30, 2001
                                                         ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  6.37           $ 10.00
                                                         ----------------------------------
Income from investment operations:
 Net investment loss(a) ..............................          (.03)             (.13)
 Net realized and unrealized losses ..................         (2.02)            (3.50)
                                                         ----------------------------------
Total from investment operations .....................         (2.05)            (3.63)
                                                         ----------------------------------
Net asset value, end of period .......................       $  4.32           $  6.37
                                                         ==================================

Total return(b) ......................................        (32.18)%          (36.30)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................       $ 4,044           $ 5,877
Ratios to average net assets:
 Expenses ............................................          2.13%(c)          2.03%
 Expenses excluding waiver and payments by affiliate..          2.19%(c)          2.31%
 Net investment loss .................................          (.98)%(c)        (1.51)%
Portfolio turnover rate ..............................         71.28%           198.78%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                       CLASS C
                                                         ----------------------------------
                                                         SIX MONTHS ENDED        YEAR
                                                         OCTOBER 31, 2001        ENDED
                                                            (UNAUDITED)      APRIL 30, 2001
                                                         ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  6.36           $ 10.00
                                                         ----------------------------------
Income from investment operations:
 Net investment loss(a) ..............................          (.03)             (.13)
 Net realized and unrealized losses ..................         (2.02)            (3.51)
                                                         ----------------------------------
Total from investment operations .....................         (2.05)            (3.64)
                                                         ----------------------------------
Net asset value, end of period .......................       $  4.31           $  6.36
                                                         ==================================

Total return(b) ......................................        (32.23)%          (36.40)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................       $ 9,772           $13,471
Ratios to average net assets:
 Expenses ............................................          2.13%(c)          2.04%
 Expenses excluding waiver and payments by affiliate..          2.19%(c)          2.32%
 Net investment loss .................................          (.99)%(c)        (1.53)%
Portfolio turnover rate ..............................         71.28%           198.78%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                    ADVISOR CLASS
                                                         ----------------------------------
                                                         SIX MONTHS ENDED        YEAR
                                                         OCTOBER 31, 2001        ENDED
                                                            (UNAUDITED)      APRIL 30, 2001
                                                         ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  6.43           $ 10.00
                                                         ----------------------------------
Income from investment operations:
 Net investment loss(a) ..............................            --(c)           (.05)
 Net realized and unrealized losses ..................         (2.05)            (3.52)
                                                         ----------------------------------
Total from investment operations .....................         (2.05)            (3.57)
                                                         ----------------------------------
Net asset value, end of period .......................       $  4.38           $  6.43
                                                         ==================================

Total return(b) ......................................        (31.78)%          (35.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................       $ 9,597           $11,911
Ratios to average net assets:
 Expenses ............................................          1.14%(d)          1.05%
 Expenses excluding waiver and payments by affiliate..          1.20%(d)          1.33%
 Net investment income (loss) ........................           .02%(d)          (.55)%
Portfolio turnover rate ..............................         71.28%           198.78%

(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Actual net investment income per share was $.0005.
(d) Annualized





60                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                           SHARES/
   FRANKLIN TECHNOLOGY FUND                                            COUNTRY            WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.6%
(a)COMMERCIAL SERVICES 3.4%
   Exult Inc. ..................................................      United States          75,000     $ 1,050,000
   Sungard Data Systems Inc. ...................................      United States          24,000         604,800
                                                                                                        -----------
                                                                                                          1,654,800
                                                                                                        -----------
   ELECTRONIC TECHNOLOGY 55.4%

(a)Agere Systems Inc., A .......................................      United States         280,000       1,288,000
(a)Agilent Technologies Inc. ...................................      United States          26,000         579,020
(a)Altera Corp. ................................................      United States          30,000         606,000
(a)Apple Computer Inc. .........................................      United States          33,000         579,480
(a)Avocent Corp. ...............................................      United States          42,000         783,720
(a)Celestica Inc. ..............................................         Canada              18,800         645,216
(a)CIENA Corp. .................................................      United States          48,000         780,480
(a)Cirrus Logic Inc. ...........................................      United States          70,000         779,100
(a)Cisco Systems Inc. ..........................................      United States          55,000         930,600
   Compaq Computer Corp. .......................................      United States          76,000         665,000
(a)DDI Corp. ...................................................      United States          90,000         812,700
(a)Dell Computer Corp. .........................................      United States          28,000         671,440
(a)Extreme Networks Inc. .......................................      United States          70,000         818,300
(a)Integrated Circuit Systems Inc. .............................      United States          55,000         935,550
(a)Integrated Device Technology Inc. ...........................      United States          20,000         557,000
   Intel Corp. .................................................      United States          30,000         732,600
   International Business Machines Corp. .......................      United States           5,000         540,350
(a)Jabil Circuit Inc. ..........................................      United States          30,000         636,000
(a)KLA-Tencor Corp. ............................................      United States          20,000         817,200
(a)Lexmark International Inc. ..................................      United States          17,000         760,750
   Linear Technology Corp. .....................................      United States          18,000         698,400
   Logicvision Inc. ............................................      United States          40,400         388,244
(a)McDATA Corp., A .............................................      United States          60,000         882,600
(a)Micrel Inc. .................................................      United States          20,000         503,000
(a)Micron Technology Inc. ......................................      United States          25,000         569,000
   Network Appliance Inc. ......................................      United States          17,500         232,750
   Nokia Corp., ADR ............................................         Finland             45,000         922,950
(a)Novellus Systems Inc. .......................................      United States          17,000         561,510
(a)ONI Systems Corp. ...........................................      United States          50,000         244,500
(a)Palm Inc. ...................................................      United States         120,000         295,200
(a)Polycom Inc. ................................................      United States          14,000         419,720
(a)QLogic Corp. ................................................      United States          20,000         787,000
(a)QUALCOMM Inc. ...............................................      United States           9,200         451,904
(a)Semtech Corp. ...............................................      United States          20,000         755,000
(a)Sun Microsystems Inc. .......................................      United States          50,000         507,500
(a)Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 ..         Taiwan             440,800         778,821
(a)Tektronix Inc. ..............................................      United States          51,000       1,004,700
   Texas Instruments Inc. ......................................      United States          20,700         579,393
(a)Waters Corp. ................................................      United States          21,000         745,290
(a)Western Digital Corp. .......................................      United States         250,000         837,500
                                                                                                        -----------
                                                                                                         27,083,488
                                                                                                        -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                             SHARES/
   FRANKLIN TECHNOLOGY FUND                                              COUNTRY            WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)HEALTH TECHNOLOGY 5.8%
   Amgen Inc. ....................................................      United States           9,000     $   511,380
   Aviron ........................................................      United States          23,000         765,900
   COR Therapeutics Inc. .........................................      United States          22,000         495,660
   CV Therapeutics Inc. ..........................................      United States          11,400         449,616
   Inhale Therapeutic Systems Inc. ...............................      United States          34,500         603,750
                                                                                                          -----------
                                                                                                            2,826,306
                                                                                                          -----------
(a)PRODUCER MANUFACTURING 3.3%
   Rofin-Sinar Technologies Inc. .................................      United States          95,000         835,050
   Varian Inc. ...................................................      United States          31,500         798,210
                                                                                                          -----------
                                                                                                            1,633,260
                                                                                                          -----------
   TECHNOLOGY SERVICES 24.7%

(a)Actuate Corp. .................................................      United States          89,400         371,010
   Adobe Systems Inc. ............................................      United States           9,300         245,520
(a)Affiliated Computer Services Inc., A ..........................      United States           9,400         827,670
(a)Aspen Technology Inc. .........................................      United States          10,500         139,125
(a)Cadence Design Systems Inc. ...................................      United States          35,000         739,900
(a)Check Point Software Technologies Ltd. ........................         Israel              19,000         560,880
(a)Concord EFS Inc. ..............................................      United States          30,000         821,100
   Electronic Data Systems Corp. .................................      United States          11,000         708,070
(a)HNC Software Inc. .............................................      United States          30,000         519,000
(a)Inforte Corp. .................................................      United States          50,102         535,590
(a)Interwoven Inc. ...............................................      United States          80,000         584,800
   Jack Henry & Associates Inc. ..................................      United States          31,000         764,460
(a)Mercury Interactive Corp. .....................................      United States          25,000         595,500
(a)Microsoft Corp. ...............................................      United States          18,000       1,046,700
   Paychex Inc. ..................................................      United States          26,000         833,560
(a)Peoplesoft Inc. ...............................................      United States          30,000         893,100
(a)Precise Software Solutions Ltd. ...............................         Israel              30,000         573,300
(a)Quest Software Inc. ...........................................      United States          30,500         451,400
(a)Sapient Corp. .................................................      United States         100,000         431,000
(a)webMethods Inc. ...............................................      United States          50,000         459,500
                                                                                                          -----------
                                                                                                           12,101,185
                                                                                                          -----------
   TOTAL COMMON STOCKS (COST $59,599,227) ........................                                         45,299,039
                                                                                                          -----------
(a),(c)PREFERRED STOCKS (COST $190,254) .2%
   Micro Photonix Integration Corp., pfd., C .....................      United States          30,126          94,897
                                                                                                          -----------
   TOTAL LONG TERM INVESTMENTS (COST $59,789,481) ................                                         45,393,936
                                                                                                          -----------
(b)SHORT TERM INVESTMENTS (COST $4,370,858) 8.9%
   Franklin Institutional Fiduciary Trust Money Market Portfolio..      United States       4,370,858       4,370,858
                                                                                                          -----------
   TOTAL INVESTMENTS (COST $64,160,339) 101.7% ...................                                         49,764,794
   OTHER ASSETS, LESS LIABILITIES (1.7%) .........................                                           (851,192)
                                                                                                          -----------
   TOTAL NET ASSETS 100.0% .......................................                                        $48,913,602
                                                                                                          ===========

(a) Non-income producing securities.
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(c) See Note 6 regarding restricted securities.


62                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

                                                               FRANKLIN       FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                                             BIOTECHNOLOGY    COMMUNICATIONS      HEALTH CARE    NATURAL RESOURCES
                                                            DISCOVERY FUND         FUND              FUND              FUND
                                                           -----------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost .................................................  $  1,042,983,858   $   154,892,100   $   160,963,682   $    64,654,352
                                                           =======================================================================
   Value ................................................     1,001,614,134       122,634,006       170,105,294        60,426,089
 Cash ...................................................           256,918                --           254,321                --
 Receivables:
   Investment securities sold ...........................         2,353,146           747,506               --                 --
   Capital shares sold ..................................         2,308,461            67,395           447,949            53,969
   Dividends and interest ...............................           119,841           174,261           117,838            26,312
 Deposits with brokers (Note 1) .........................         9,172,420               --                --                 --
                                                           -----------------------------------------------------------------------
        Total assets ....................................     1,015,824,920       123,623,168       170,925,402        60,506,370
                                                           -----------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased ......................         1,521,588           282,348           154,800         2,683,420
   Capital shares redeemed ..............................         2,870,392           301,636         3,832,110            51,449
   Affiliates ...........................................           876,255           104,532           189,187            65,859
   Shareholders .........................................            71,647           102,725            67,745            20,605
 Collateral on securities loaned (Note 1) ...............       102,572,505                --                --                --
 Securities sold short, at value (proceeds $4,734,026) ..         5,055,750                --                --                --
 Other liabilities ......................................            25,208             9,927            21,714                --
                                                           -----------------------------------------------------------------------
        Total liabilities ...............................       112,993,345           801,168         4,265,556         2,821,333
                                                           -----------------------------------------------------------------------
         Net assets, at value ...........................  $    902,831,575   $   122,822,000   $   166,659,846   $    57,685,037
                                                           =======================================================================
Net assets consist of:
 Undistributed net investment income ....................  $     (3,985,931)  $     (173,087)   $      (730,893)  $       521,416
 Net unrealized appreciation (depreciation) .............       (41,691,448)     (32,258,498)         9,141,612        (4,228,307)
 Accumulated net realized gain (loss) ...................      (184,496,955)     (80,146,780)         1,253,302          (787,849)
 Capital shares .........................................     1,133,005,909       235,400,365       156,995,825        62,179,777
                                                           -----------------------------------------------------------------------
         Net assets, at value ...........................  $    902,831,575   $   122,822,000   $   166,659,846   $    57,685,037
                                                           =======================================================================


                       See notes to financial statements.                     63

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                FRANKLIN       FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                                              BIOTECHNOLOGY    COMMUNICATIONS      HEALTH CARE    NATURAL RESOURCES
                                                             DISCOVERY FUND         FUND              FUND              FUND
                                                            -----------------------------------------------------------------------
CLASS A:
 Net assets, at value ...................................   $   902,831,575    $   105,014,535   $   123,403,573   $    45,747,223
                                                            =======================================================================
 Shares outstanding .....................................        16,844,572         13,326,948         5,597,359         3,105,712
                                                            =======================================================================
 Net asset value per share(a) ...........................            $53.60              $7.88            $22.05            $14.73
                                                            =======================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ...................................            $56.87              $8.36            $23.40            $15.63
                                                            =======================================================================

CLASS B:
 Net assets, at value ...................................                --    $     4,393,179   $    13,097,642                --
                                                            =======================================================================
 Shares outstanding ......................................               --            570,385           605,759                --
                                                            =======================================================================
 Net asset value and maximum offering price per share(a)..               --              $7.70            $21.62                --
                                                            =======================================================================

CLASS C:
 Net assets, at value ....................................               --    $    13,414,286   $    30,158,631                --
                                                            =======================================================================
 Shares outstanding ......................................               --          1,736,530         1,407,358                --
                                                            =======================================================================
 Net asset value per share(a) ............................               --              $7.72            $21.43                --
                                                            =======================================================================
 Maximum offering price per share (net asset value
  per share / 99%) .......................................               --              $7.80            $21.65                --
                                                            =======================================================================

ADVISOR CLASS:
 Net assets, at value ....................................               --                  --               --   $    11,937,814
                                                            =======================================================================
 Shares outstanding ......................................               --                  --               --           783,464
                                                            =======================================================================
 Net asset value and maximum offering price per share ....               --                  --               --            $15.24
                                                            =======================================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charges.


64                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                    FRANKLIN
                                                                   TECHNOLOGY
                                                                      FUND
                                                                  -------------
Assets:
 Investments in securities:
   Cost ........................................................  $  64,160,339
                                                                  =============
   Value .......................................................     49,764,794
 Receivables:
   Investment securities sold ..................................        626,892
   Capital shares sold .........................................        199,007
   Dividends and interest ......................................          3,977
                                                                  -------------
        Total assets ...........................................     50,594,670
                                                                  -------------
Liabilities:
 Payables:
   Investment securities purchased .............................      1,316,207
   Capital shares redeemed .....................................        267,442
   Affiliates ..................................................         62,997
   Shareholders ................................................         11,643
 Other liabilities .............................................         22,779
                                                                  -------------
        Total liabilities ......................................      1,681,068
                                                                  -------------
          Net assets, at value .................................  $  48,913,602
                                                                  =============
Net assets consist of:
 Undistributed net investment income ...........................  $    (135,335)
 Net unrealized depreciation ...................................    (14,395,545)
 Accumulated net realized loss .................................    (41,663,785)
 Capital shares ................................................    105,108,267
                                                                  -------------
          Net assets, at value .................................  $  48,913,602
                                                                  =============


                       See notes to financial statements.                     65

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                                         FRANKLIN
                                                                                        TECHNOLOGY
                                                                                           FUND
                                                                                       -------------
CLASS A:
 Net assets, at value ...............................................................  $  25,499,707
                                                                                       =============
 Shares outstanding .................................................................      5,850,421
                                                                                       =============
 Net asset value per share(a) .......................................................          $4.36
                                                                                       =============
 Maximum offering price per share (net asset value per share / 94.25%) ..............          $4.63
                                                                                       =============

CLASS B:
 Net assets, at value ...............................................................  $   4,044,242
                                                                                       =============
 Shares outstanding .................................................................        935,954
                                                                                       =============
 Net asset value and maximum offering price per share(a) ............................          $4.32
                                                                                       =============

CLASS C:
 Net assets, at value ...............................................................  $  9,772,218
                                                                                       =============
 Shares outstanding .................................................................     2,267,505
                                                                                       =============
 Net asset value per share(a) .......................................................         $4.31
                                                                                       =============
 Maximum offering price per share (net asset value per share / 99%) .................         $4.35
                                                                                       =============

ADVISOR CLASS:
 Net assets, at value ...............................................................  $  9,597,435
                                                                                       =============
 Shares outstanding .................................................................     2,191,475
                                                                                       =============
 Net asset value and maximum offering price per share ...............................         $4.38
                                                                                       =============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charges.


66                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)


                                                            FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL       FRANKLIN
                                                         BIOTECHNOLOGY     COMMUNICATIONS     HEALTH CARE    NATURAL RESOURCES
                                                         DISCOVERY FUND          FUND          CARE FUND             FUND
                                                         ---------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................     $  1,504,300      $    723,903      $    504,571      $    554,471
 Interest ..........................................          292,018            97,862            14,537              --
                                                         ------------------------------------------------------------------
Total investment income ............................        1,796,318           821,765           519,108           554,471
                                                         ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................        2,172,754           415,989           495,097           203,473
 Administrative fees (Note 3) ......................          620,684              --                --                --
 Distribution fees (Note 3)
  Class A ..........................................        1,346,862           165,785           169,244            94,521
  Class B ..........................................             --              25,950            68,234              --
  Class C ..........................................             --              85,021           161,855              --
 Transfer agent fees (Note 3) ......................        1,362,643           242,333           276,574            76,187
 Custodian fees ....................................           18,883             8,143             3,263             1,047
 Reports to shareholders ...........................           99,706            19,569            20,280             6,975
 Registration and filing fees ......................          120,010            23,666            36,420            16,366
 Professional fees .................................           29,134             7,740            15,807             9,123
 Trustees' fees and expenses .......................            5,273               656             1,010               254
 Other .............................................            6,300              --               2,217               451
                                                         ------------------------------------------------------------------
    Total expenses .................................        5,782,249           994,852         1,250,001           408,397
    Expenses waived/paid by affiliate (Note 3) .....             --                --                --             (63,499)
                                                         ------------------------------------------------------------------
      Net expenses .................................        5,782,249           994,852         1,250,001           344,898
                                                         ------------------------------------------------------------------
        Net investment income (loss) ...............       (3,985,931)         (173,087)         (730,893)          209,573
                                                         ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................      (52,225,793)      (38,712,701)         (105,840)       (1,836,490)
  Foreign currency transactions ....................          (23,404)          (24,585)          (15,828)               39
  Securities sold short ............................          (64,388)             --                --                --
                                                         ------------------------------------------------------------------
    Net realized loss ..............................      (52,313,585)      (38,737,286)         (121,668)       (1,836,451)
 Net unrealized appreciation (depreciation) on:
  Investments ......................................      (17,702,531)       (7,924,094)       (9,670,235)      (17,119,185)
  Translation of assets and liabilities denominated
    in foreign currencies ..........................             --                (365)           11,990               (44)
                                                         ------------------------------------------------------------------
      Net unrealized depreciation ..................      (17,702,531)       (7,924,459)       (9,658,245)      (17,119,229)
                                                         ------------------------------------------------------------------
Net realized and unrealized loss ...................      (70,016,116)      (46,661,745)       (9,779,913)      (18,955,680)
                                                         ------------------------------------------------------------------
Net decrease in net assets resulting from operations     $(74,002,047)     $(46,834,832)     $(10,510,806)     $(18,746,107)
                                                         ==================================================================

(a) Net of foreign taxes and fees of $30,530, $3,226, $4,803, and $19,930 for the Franklin Biotechnology Discovery Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, and Franklin Natural Resources Fund, respectively.


                       See notes to financial statements.                    67

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                           FRANKLIN
                                                          TECHNOLOGY
                                                             FUND
                                                         -------------
Investment income:
(net of foreign taxes of $5,152)
 Dividends .........................................     $    324,715
                                                         ------------
Expenses:
 Management fees (Note 3) ..........................          152,790
 Administrative fees (Note 3) ......................           57,326
 Distribution fees (Note 3)
   Class A .........................................           52,139
   Class B .........................................           24,827
   Class C .........................................           56,780
 Transfer agent fees (Note 3) ......................          103,347
 Custodian fees ....................................              327
 Reports to shareholders ...........................            2,827
 Registration and filing fees ......................           17,404
 Professional fees .................................            8,540
 Trustees' fees and expenses .......................              316
 Other .............................................               81
                                                         ------------
     Total expenses ................................          476,704
     Expenses waived/paid by affiliate (Note 3) ....          (16,654)
                                                         ------------
       Net expenses ................................          460,050
                                                         ------------
        Net investment loss ........................         (135,335)
                                                         ------------
Realized and unrealized losses:
 Net realized loss from investments ................      (15,651,330)
 Net unrealized depreciation on investments ........       (6,337,741)
                                                         ------------
Net realized and unrealized loss ...................      (21,989,071)
                                                         ------------
Net decrease in net assets resulting from operations     $(22,124,406)
                                                         ============


68                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                             FRANKLIN BIOTECHNOLOGY                        FRANKLIN GLOBAL
                                                                  DISCOVERY FUND                         COMMUNICATIONS FUND
                                                     -------------------------------------    -------------------------------------
                                                         SIX MONTHS               YEAR            SIX MONTHS              YEAR
                                                            ENDED                ENDED               ENDED                ENDED
                                                      OCTOBER 31, 2001      APRIL 30, 2001     OCTOBER 31, 2001      APRIL 30, 2001
                                                     ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ..............................   $    (3,985,931)     $    (6,753,540)     $    (173,087)       $    (220,621)
  Net realized loss from investments,
   foreign currency transactions, and
   securities sold short ...........................       (52,313,585)        (124,857,423)       (38,737,286)         (41,503,513)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ...       (17,702,531)           1,108,389         (7,924,459)         (91,703,626)
                                                      -----------------------------------------------------------------------------
      Net decrease in net assets
      resulting from operations .....................      (74,002,047)        (130,502,574)       (46,834,832)        (133,427,760)
  Distributions to shareholders from:
  Net investment income:
    Class A .........................................              --                   --                --               (527,184)
    Class B .........................................              --                   --                --                (17,429)
  Net realized gains:
    Class A .........................................              --            (3,470,648)              --            (23,908,347)
    Class B .........................................              --                   --                --               (803,487)
    Class C .........................................              --                   --                --             (3,203,428)
                                                     ------------------------------------------------------------------------------
 Total distributions to shareholders ................              --            (3,470,648)              --            (28,459,875)
 Capital share transactions: (Note 2)
    Class A .........................................      (34,010,058)         226,343,633        (14,020,834)           6,959,890
    Class B .........................................              --                   --             (94,336)           6,246,763
    Class C .........................................              --                   --          (2,322,649)           6,119,507
                                                     ------------------------------------------------------------------------------
 Total capital share transactions ..................       (34,010,058)         226,343,633        (16,437,819)          19,326,160
    Net increase (decrease) in net assets ...........     (108,012,105)          92,370,411        (63,272,651)        (142,561,475)
 Net assets:
    Beginning of period .............................    1,010,843,680          918,473,269        186,094,651          328,656,126
                                                     ------------------------------------------------------------------------------
    End of period ...................................  $   902,831,575      $ 1,010,843,680      $ 122,822,000        $ 186,094,651
                                                     ==============================================================================
Undistributed net investment income included
  in net assets:
    End of period .................................    $    (3,985,931)     $          --        $    (173,087)       $        --
                                                     ==============================================================================


                       See notes to financial statements.                    69

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                       FRANKLIN                            FRANKLIN
                                                               GLOBAL HEALTH CARE FUND             NATURAL RESOURCES FUND
                                                        ------------------------------------------------------------------------
                                                           SIX MONTHS             YEAR           SIX MONTHS           YEAR
                                                              ENDED              ENDED              ENDED             ENDED
                                                        OCTOBER 31, 2001    APRIL 30, 2001     OCTOBER 31, 2001   APRIL 30, 2001
                                                        ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................   $    (730,893)     $  (1,034,475)     $     209,573      $     465,732
  Net realized gain (loss) from investments and
   foreign currency transactions .....................        (121,668)        20,160,447         (1,836,451)         4,296,506
  Net unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities denominated in foreign currencies ....      (9,658,245)         3,920,799        (17,119,229)         7,982,876
                                                        ------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ........................     (10,510,806)        23,046,771        (18,746,107)        12,745,114
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................            --             (678,151)              --             (249,767)
    Class B ..........................................            --              (15,918)              --                 --
    Advisor Class ....................................            --                 --                 --              (81,650)
 Net realized gains:
    Class A ..........................................            --           (9,057,349)              --                 --
    Class B ..........................................            --             (658,343)              --                 --
    Class C ..........................................            --           (1,930,638)              --                 --
                                                        ------------------------------------------------------------------------
 Total distributions to shareholders .................            --          (12,340,399)              --             (331,417)
 Capital share transactions: (Note 2)
    Class A ..........................................         154,165         31,001,157          2,257,159          7,592,522
    Class B ..........................................       1,037,300         10,436,713               --                 --
    Class C ..........................................        (168,239)        10,004,358               --                 --
    Advisor Class ....................................            --                 --            1,460,354          2,810,456
                                                        ------------------------------------------------------------------------
 Total capital share transactions ....................       1,023,226         51,442,228          3,717,513         10,402,978
    Net increase (decrease) in net assets ............      (9,487,580)        62,148,600        (15,028,594)        22,816,675
Net assets:
 Beginning of period .................................     176,147,426        113,998,826         72,713,631         49,896,956
                                                        ------------------------------------------------------------------------
 End of period .......................................   $ 166,659,846      $ 176,147,426      $  57,685,037      $  72,713,631
                                                        ========================================================================
Undistributed net investment income included
  in net assets:
    End of period ....................................   $    (730,893)     $        --        $     521,416      $     311,843
                                                        ========================================================================


70                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                           FRANKLIN
                                                                         TECHNOLOGY FUND
                                                              ----------------------------------
                                                                  SIX MONTHS           YEAR
                                                                     ENDED             ENDED
                                                              OCTOBER 31, 2001    APRIL 30, 2001
                                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss .....................................     $   (135,335)     $   (582,630)
  Net realized loss from investments ......................      (15,651,330)      (26,011,669)
  Net unrealized depreciation on investments ..............       (6,337,741)       (8,057,804)
                                                              ----------------------------------
     Net decrease in net assets resulting from operations .      (22,124,406)      (34,652,103)
 Capital share transactions: (Note 2)
  Class A .................................................        3,386,115        52,291,063
  Class B .................................................          137,921         9,411,317
  Class C .................................................          789,343        20,968,401
  Advisor Class ...........................................        1,867,481        16,838,470
                                                              ----------------------------------
 Total capital share transactions .........................        6,180,860        99,509,251
     Net increase (decrease) in net assets ................      (15,943,546)       64,857,148
Net assets:
 Beginning of period ......................................       64,857,148              --
                                                              ----------------------------------
 End of period ............................................     $ 48,913,602      $ 64,857,148
                                                              ==================================
Undistributed net investment income included in net assets:
 End of period ............................................     $   (135,335)     $       --
                                                              ==================================


                       See notes to financial statements.                    71

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

        CAPITAL GROWTH                               TOTAL RETURN
        --------------------------------------------------------------------------------
        Franklin Biotechnology Discovery Fund        Franklin Global Communications Fund
        Franklin Global Health Care Fund             Franklin Natural Resources Fund
        Franklin Technology Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

e. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund bears the risk of loss with respect to the investment of the collateral.

f. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

h. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                   CLASS A & ADVISOR CLASS             CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------
Franklin Biotechnology Discovery Fund     Franklin Natural Resources Fund     Franklin Global Communications Fund
                                                                              Franklin Global Health Care Fund

CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
------------------------------------------
Franklin Technology Fund

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN BIOTECHNOLOGY                   FRANKLIN GLOBAL
                                                               DISCOVERY FUND                     COMMUNICATIONS FUND
                                                       --------------------------------------------------------------------
                                                          SHARES           AMOUNT               SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
 Shares sold ..................................         1,419,356      $  79,068,009          1,518,025      $  13,874,889
 Shares redeemed ..............................        (2,068,089)      (113,078,067)        (3,054,240)       (27,895,723)
                                                       --------------------------------------------------------------------
 Net increase (decrease) ......................          (648,733)     $ (34,010,058)        (1,536,215)     $ (14,020,834)
                                                       --------------------------------------------------------------------
Year ended April 30, 2001
 Shares sold ..................................        10,875,012      $ 824,148,677          5,371,164      $  78,700,165
 Shares issued in reinvestment
 of distributions .............................            40,417          2,931,473          1,654,136         21,835,997
 Shares redeemed ..............................        (8,619,124)      (600,736,517)        (6,730,110)       (93,576,272)
                                                       --------------------------------------------------------------------
 Net increase .................................         2,296,305      $ 226,343,633            295,190      $   6,959,890
                                                       ====================================================================

CLASS B SHARES:
Six months ended October 31, 2001
 Shares sold ...............................................................................     51,819      $     470,758
 Shares redeemed ...........................................................................    (63,015)          (565,094)
                                                                                                ---------------------------
 Net increase (decrease) ...................................................................    (11,196)     $     (94,336)
                                                                                                ===========================
Year ended April 30, 2001
 Shares sold ...............................................................................    375,207      $   6,409,480
 Shares issued in reinvestment of distributions ............................................     52,680            684,313
 Shares redeemed ...........................................................................    (65,341)          (847,030)
                                                                                                ---------------------------
 Net increase ..............................................................................    362,546      $   6,246,763
                                                                                                ===========================

                                                              FRANKLIN GLOBAL
                                                              HEALTH CARE FUND
                                                       ------------------------------
                                                          SHARES            AMOUNT
                                                       ------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
 Shares sold ....................................       1,211,621      $  28,460,601
 Shares redeemed ................................      (1,241,289)       (28,306,436)
                                                       ------------------------------
 Net increase (decrease) ........................         (29,668)     $     154,165
                                                       ------------------------------
Year ended April 30, 2001
 Shares sold ....................................       7,863,660      $ 196,566,035
 Shares issued in reinvestment
 of distributions ...............................         345,880          8,861,450
 Shares redeemed ................................      (7,045,657)      (174,426,328)
                                                       ------------------------------
 Net increase ...................................       1,163,883      $  31,001,157
                                                       ==============================

CLASS B SHARES:
Six months ended October 31, 2001
 Shares sold ....................................         107,169      $   2,443,116
 Shares redeemed ................................         (62,850)        (1,405,816)
                                                       -----------------------------
 Net increase (decrease) ........................          44,319      $   1,037,300
                                                       =============================
Year ended April 30, 2001
 Shares sold ....................................         508,124      $  12,705,359
 Shares issued in reinvestment of distributions..          23,366            590,711
 Shares redeemed ................................        (121,258)        (2,859,357)
                                                       -----------------------------
 Net increase ...................................         410,232      $  10,436,713
                                                       =============================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                FRANKLIN GLOBAL                       FRANKLIN GLOBAL
                                                              COMMUNICATIONS FUND                     HEALTH CARE FUND
                                                        -------------------------------------------------------------------
                                                          SHARES                AMOUNT             SHARES          AMOUNT
                                                        -------------------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2001
 Shares sold ....................................        187,591           $  1,753,827           244,434      $  5,618,183
 Shares redeemed ................................       (439,498)            (4,076,476)         (254,586)       (5,786,422)
                                                        -------------------------------------------------------------------
 Net decrease ...................................       (251,907)          $ (2,322,649)          (10,152)     $   (168,239)
                                                        ===================================================================
Year ended April 30, 2001
 Shares sold ....................................        957,395           $ 14,700,918         1,035,845      $ 25,684,138
 Shares issued in reinvestment of distributions..        218,569              2,845,774            70,358         1,763,183
 Shares redeemed ................................       (865,639)           (11,427,185)         (714,096)      (17,442,963)
                                                        -------------------------------------------------------------------
 Net increase ...................................        310,325           $  6,119,507           392,107      $ 10,004,358
                                                        ===================================================================

                                                                 FRANKLIN                            FRANKLIN
                                                          NATURAL RESOURCES FUND                 TECHNOLOGY FUND
                                                      ----------------------------------------------------------------
                                                          SHARES          AMOUNT             SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
 Shares sold ....................................        838,390      $ 14,969,187         2,561,876      $ 13,472,666
 Shares redeemed ................................       (765,786)      (12,712,028)       (1,955,682)      (10,086,551)
                                                      ----------------------------------------------------------------
 Net increase ...................................         72,604      $  2,257,159           606,194      $  3,386,115
                                                      ================================================================
Year ended April 30, 2001
 Shares sold ....................................      3,274,194      $ 57,277,578         7,174,533      $ 68,741,873
 Shares issued in reinvestment of distributions..         13,356           221,312              --                --
 Shares redeemed ................................     (2,866,813)      (49,906,368)       (1,930,306)      (16,450,810)
                                                      ----------------------------------------------------------------
 Net increase ...................................        420,737      $  7,592,522         5,244,227      $ 52,291,063
                                                      ================================================================

CLASS B SHARES:
Six months ended October 31, 2001
 Shares sold ...........................................................................     109,739      $    588,578
 Shares redeemed .......................................................................     (95,936)         (450,657)
                                                                                           ---------------------------
 Net increase ..........................................................................      13,803      $    137,921
                                                                                           ===========================
Year ended April 30, 2001
 Shares sold ...........................................................................   1,039,131      $ 10,327,019
 Shares redeemed .......................................................................    (116,980)         (915,702)
                                                                                           ---------------------------
 Net increase ..........................................................................     922,151      $  9,411,317
                                                                                           ===========================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 FRANKLIN                            FRANKLIN
                                                          NATURAL RESOURCES FUND                 TECHNOLOGY FUND
                                                          ------------------------------------------------------------
                                                          SHARES         AMOUNT              SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2001
 Shares sold ...........................................................................     477,418      $  2,480,199
 Shares redeemed .......................................................................    (328,962)       (1,690,856)
                                                                                           ---------------------------
 Net increase ..........................................................................     148,456      $    789,343
                                                                                           ===========================
Year ended April 30, 2001
 Shares sold ...........................................................................   2,566,195      $ 24,183,528
 Shares redeemed .......................................................................    (447,146)       (3,215,127)
                                                                                           ---------------------------
 Net increase ..........................................................................   2,119,049      $ 20,968,401
                                                                                           ===========================

ADVISOR CLASS SHARES:
Six months ended October 31, 2001
 Shares sold ....................................         90,181      $  1,587,553           377,619      $  2,059,523
 Shares redeemed ................................         (6,680)         (127,199)          (39,459)         (192,042)
                                                         -------------------------------------------------------------
 Net increase ...................................         83,501      $  1,460,354           338,160      $  1,867,481
                                                         =============================================================
Year ended April 30, 2001
 Shares sold ....................................        173,047      $  3,070,474         2,059,975      $ 18,683,006
 Shares issued in reinvestment of distributions..          4,699            80,311              --                --
 Shares redeemed ................................        (19,179)         (340,329)         (206,660)       (1,844,536)
                                                         -------------------------------------------------------------
 Net increase ...................................        158,567      $  2,810,456         1,853,315      $ 16,838,470
                                                         =============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE       DAILY NET ASSETS
      -------------------------------------------------------------------
         .625%        First $100 million
         .500%        Over $100 million, up to and including $250 million
         .450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE       DAILY NET ASSETS
      --------------------------------------------------------------------
         .550%         First $500 million
         .450%         Over $500 million, up to and including $1 billion
         .400%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE      DAILY NET ASSETS
      --------------------------------------------------------------------
        .150%        First $200 million
        .135%        Over $200 million, up to and including $700 million
        .100%        Over $700 million, up to and including $1.2 billion
        .075%        Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the Fund's average daily net assets.

Advisers agreed in advance to waive management fees and/or administrative fees for the Franklin Natural Resources Fund and the Franklin Technology Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                             FRANKLIN       FRANKLIN GLOBAL     FRANKLIN          FRANKLIN         FRANKLIN
                                           BIOTECHNOLOGY     COMMUNICATIONS   GLOBAL HEALTH   NATURAL RESOURCES   TECHNOLOGY
                                          DISCOVERY FUND         FUND           CARE FUND           FUND             FUND
                                          ----------------------------------------------------------------------------------
Class A ...............................        .25%              .25%             .25%             .35%              .35%
Class B ...............................         --              1.00%            1.00%              --              1.00%
Class C ...............................         --              1.00%            1.00%              --              1.00%

The Franklin Biotechnology Discovery Fund reimburses .25% to Distributors when the Fund is closed and .35% when it is open to new investors.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                               FRANKLIN     FRANKLIN GLOBAL    FRANKLIN           FRANKLIN         FRANKLIN
                                            BIOTECHNOLOGY   COMMUNICATIONS   GLOBAL HEALTH   NATURAL RESOURCES    TECHNOLOGY
                                            DISCOVERY FUND       FUND          CARE FUND            FUND             FUND
                                            --------------------------------------------------------------------------------
Net commissions received (paid) ............   $259,829       $ 17,398         $(93,142)          $ 32,257        $(25,519)
Contingent deferred sales charges ..........   $ 42,182       $ 11,135         $ 25,560           $    324        $ 18,414

The Funds paid transfer agent fees of $2,061,084 of which $1,671,417 was paid to Investor Services.

At October 31, 2001, Advisers and/or investment companies managed by Advisers owned 16.75% of the Franklin Technology Fund.


4. INCOME TAXES

At April 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      FRANKLIN GLOBAL         FRANKLIN
                                                       COMMUNICATIONS        TECHNOLOGY
                                                            FUND                FUND
                                                      ---------------------------------
        Capital loss carryovers expiring in 2009..      $2,272,567            $385,516
                                                      =================================

At April 30, 2001, the Franklin Biotechnology Discovery Fund, the Franklin Global Communications Fund, and the Franklin Technology Fund had deferred capital losses occurring subsequent to October 31, 2000 of $129,109,274, $35,026,640, and $18,919,877, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

At April 30, 2001, the Franklin Biotechnology Discovery Fund and the Franklin Natural Resources Fund had deferred currency losses subsequent to October 31, 2000 of $279 and $5,281, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (CONT.)

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                         FRANKLIN        FRANKLIN GLOBAL        FRANKLIN             FRANKLIN             FRANKLIN
                                      BIOTECHNOLOGY      COMMUNICATIONS       GLOBAL HEALTH      NATURAL RESOURCES       TECHNOLOGY
                                      DISCOVERY FUND           FUND             CARE FUND               FUND                FUND
                                     ----------------------------------------------------------------------------------------------
Investments at cost .............    $ 1,045,772,997    $   156,456,431     $   160,963,682     $    64,709,527     $    66,203,314
                                     ==============================================================================================
Unrealized appreciation .........    $   257,524,749    $     3,612,712     $    21,935,082     $     5,076,076     $     3,006,162
Unrealized depreciation .........       (301,683,612)       (37,435,137)        (12,793,470)         (9,359,514)        (19,444,682)
                                     ----------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) ..................    $   (44,158,863)   $   (33,822,425)    $     9,141,612     $    (4,283,438)    $   (16,438,520)
                                     ==============================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 were as follows:

                                            FRANKLIN        FRANKLIN GLOBAL       FRANKLIN            FRANKLIN          FRANKLIN
                                         BIOTECHNOLOGY      COMMUNICATIONS     GLOBAL HEALTH    NATURAL RESOURCES      TECHNOLOGY
                                         DISCOVERY FUND           FUND            CARE FUND             FUND               FUND
                                         -----------------------------------------------------------------------------------------
Purchases ............................    $214,128,920       $ 48,514,004       $108,010,077       $ 31,262,805       $ 43,815,771
Sales ................................    $249,743,472       $ 64,299,808       $ 91,809,192       $ 28,523,992       $ 38,243,836

6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2001, the Funds held restricted securities as follows:

                                                                                        ACQUISITION
 SHARES    ISSUER                                                                          DATE            COST            VALUE
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
  634,921  Biomarin Pharmaceutical Inc., 144A ........................................    5/17/01      $ 6,000,003     $ 7,238,099
2,227,172  Fibrogen Inc., E, pfd. ....................................................    5/19/00       10,000,002      10,000,002
1,161,291  Kosan Biosciences Inc. (Restricted) .......................................    3/24/00       12,000,007       8,326,456
                                                                                                                       -----------
Total Restricted Securities (2.8% of Total Net Assets) ...............................                                 $25,564,557
                                                                                                                       ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
  95,932   Kestrel Solutions, pfd., D (.1% of Total Net Assets) ......................    1/20/00      $ 1,249,994     $   172,678
                                                                                                                       ===========
FRANKLIN GLOBAL HEALTH CARE FUND
 136,364   Masimo Corp., F, pfd. (.5% of Total Net Assets) ...........................    5/15/00      $ 1,500,004     $   750,002
                                                                                                                       ===========
FRANKLIN TECHNOLOGY FUND
  30,126   Micro Photonix Integration Corp., pfd., C (.2% of Total Net Assets) .......    6/23/00      $   190,254     $    94,897
                                                                                                                       ===========

7. SECURITIES LENDING

At October 31, 2001, the Franklin Biotechnology Discovery Fund loaned securities with a value of $98,990,512 and received net interest income of $100,948 from the investment of cash collateral.

                       This page intentionally left blank.

SHAREHOLDER  LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in blue chip companies with market capitalizations of
$1 billion or more, which the managers believe have quality management and superior products or services.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report covers the period ended October 31, 2001. It is with deep sorrow and shock that we look back on the past six months. The tragedies of September 11 and related terrorist attacks significantly impacted our lives and will not quickly be forgotten.

Domestic economic conditions weakened considerably and spread their negative effects globally during the reporting period, punctuated by generally waning corporate earnings, rising unemployment and slow retail sales. Business and consumer confidence fell to multi-year lows. In the U.S., gross domestic product
(GDP), a measure of all goods and services produced in the U.S. and the broadest gauge of economic vibrancy, decelerated to an annualized pace of just 0.3% in 2001's second quarter before contracting 1.1% annualized in the third quarter. The Federal Reserve Board (the Fed), seeking to reduce borrowing costs and stimulate growth, aggressively


CONTENTS


Shareholder Letter ...............   1

Performance Summary ..............   6

Special Feature:
Staying the Course Can
Be Rewarding .....................   8

Financial Highlights &
Statement of Investments .........  12

Financial Statements .............  18

Notes to
Financial Statements .............  22


FUND CATEGORY
[PYRAMID GRAPHIC]

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.

lowered the key federal funds target rate five times during the reporting period, from 4.0% to 2.5%, the lowest level in nearly 40 years. Nevertheless, credit quality in the economy deteriorated, causing bank lending and credit standards to tighten.

Equity markets grew volatile in response to the economic downturn and the new war on terrorism. From mid-May through early September, the major stock indexes retreated consistently. After closing for four trading days following the September 11 tragedies, the markets opened to a week of significant selling as investors sorted through company losses and the future impact of the terrorist acts, before rebounding to around pre-attack levels. For the six months ended October 31, 2001, the Dow Jones(R) Industrial Average returned -14.71%, while the Nasdaq Composite Index posted a -19.43% return. The Fund's bench- mark, the Standard & Poor's 500(R)Composite Stock Index (S&P 500(R)), fell 14.60%, while Franklin Blue Chip Fund's Class A shares posted a -16.08% six-month cumulative total return, as shown in the Performance Summary beginning on page 6.(1)

Throughout the reporting period, we adhered to the Fund's bottom-up strategy and focused on market leaders with sustainable competitive advantages in industries with strong earnings growth rates. To qualify for the Fund, a company must offer market dominance as well as management excellence, and possess strong revenue, cash-flow, or earnings growth. We continue



1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price- weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

to emphasize a long-term outlook in our investments rather than focus on short-term market cycles. We believe our rigorous analysis eliminates all but the highest-quality companies, while our long-term orientation leads to lower costs associated with portfolio turnover.


At the end of the reporting period, the financial services sector represented the largest weighting in the S&P 500 and in the Fund, at 17.8% of the Fund's total net assets. In particular, positions in what we found to be high-quality companies within the sector, including Fifth Third Bancorp, helped performance during this period of increased credit quality concerns. The technology sector was the Fund's second-highest weighting at 15.8% of total net assets on October 31, 2001, yet we were underweighted compared with the S&P 500. This was due to our continuing concerns surrounding the sector's ongoing lack of future earnings visibility, high valuations, increased volatility and the pullback in technology infrastructure spending by many companies. Even so, we continue to believe in certain technology companies' fundamental long-term growth prospects. As a result, we added to our holdings in this area when market declines allowed us to find what we believed to be bargains in attractive companies. For example, we continue to be optimistic about payroll and benefit service provider Paychex and information technology solutions supplier Electronic Data Systems.


PORTFOLIO BREAKDOWN*
Based on Total Net Assets
10/31/01

Financials              17.8%

Technology              15.8%

Consumer Staples        14.7%

Health Care             13.4%

Consumer Cyclicals       8.0%

Capital Goods            7.7%

Energy                   6.5%

Communication Services   5.2%

Basic Materials          1.8%

Transportation           1.6%

Utilities                1.4%

Short-Term Investments
& Other Net Assets       6.1%




*The portfolio breakdown uses Standard & Poor's industry definitions.

TOP 10 HOLDINGS
10/31/01

COMPANY                   % OF TOTAL
INDUSTRY, COUNTRY         NET ASSETS
-------------------------------------
Pfizer Inc.                     3.5%
Health Care, U.S.

General Electric Co.            3.1%
Capital Goods, U.S.

Microsoft Corp.                 3.1%
Technology, U.S.

Citigroup Inc.                  2.7%
Financials, U.S.

Wal-Mart Stores Inc.            2.6%
Consumer Cyclicals, U.S.

Exxon Mobil Corp.               2.2%
Energy, U.S.

Pharmacia Corp.                 2.2%
Health Care, U.S.

Mettler-Toledo
International Inc.              1.9%
Capital Goods, Switzerland

American Home
Products Corp.                  1.8%
Health Care, U.S.

SBC Communications Inc.         1.8%
Communication Services, U.S.



During the reporting period, the Fund's performance was aided by several of our health care-related positions, including laboratory service provider Lab Corp of America, generic pharmaceutical producer Watson Pharmaceuticals and instrument testing manufacturer Waters Corporation. The Fund's biggest areas of disappointment, by industry, included electric utility, semiconductor and data processing companies. This underperformance was consistent with the overall weakness these industries experienced in the broader markets.

On October 31, 2001, we were overweighted relative to the S&P 500 in the drug store, financial conglomerate, broadcasting, real estate investment trust (REIT) and health care industries. We believe that if the economy continues to slow, investors may desire companies such as these, which tend to possess strong and predictable earnings growth. Following this belief, we purchased shares in drug store Walgreen, cable television operator Comcast, laboratory service provider Lab Corp of America, and pharmaceutical distributor AmeriSourceBergen.

Looking forward, we are optimistic about the growth prospects for high-quality, proven market leaders. It is normal for markets to correct from time to time. Such corrections can be healthy for long-term growth in financial markets as they weed out weaker, less efficient and, in our opinion, often irrational competitors. Well-run, agile companies are often able to exploit downturns and lay the groundwork for stronger competitive positions and market share growth. We are beginning to gain better insight into 2002 earnings and areas of potential improvement. As has happened in the past, we believe the market may recover ahead of corporate fundamentals. We believe that if the global economy picks up, blue chip companies could fare best due to their strong market leadership positions, solid balance sheets, leading-edge products and experienced management teams.

Thank you for your support of Franklin Blue Chip Fund. We welcome your comments and suggestions and look forward to serving you in the future.


Sincerely,


/s/ Alyssa C. Reider
-------------------------
Alyssa C. Reider
Portfolio Manager
Franklin Blue Chip Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

    CLASS A                      CHANGE   10/31/01   4/30/01
    --------------------------------------------------------
    Net Asset Value (NAV)        -$2.38    $12.42    $14.80

    CLASS B                      CHANGE   10/31/01   4/30/01
    --------------------------------------------------------
    Net Asset Value (NAV)        -$2.41    $12.28    $14.69

    CLASS C                      CHANGE   10/31/01   4/30/01
    ---------------------------------------------------------
    Net Asset Value (NAV)        -$2.42    $12.32    $14.74

PERFORMANCE

                                                                     INCEPTION
CLASS A                                 6-MONTH    1-YEAR   5-YEAR    (6/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              -16.08%    -27.86%  +32.77%    +35.95%
Average Annual Total Return(2)          -20.89%    -32.01%   +4.60%     +4.68%
Value of $10,000 Investment(3)          $7,911     $6,799  $12,519    $12,814
Avg. Ann. Total Return (9/30/01)(4)                -34.43%   +4.27%     +4.46%


                                                             INCEPTION
CLASS B                                 6-MONTH     1-YEAR    (2/1/00)
------------------------------------------------------------------------
Cumulative Total Return(1)              -16.41%     -28.37%  -22.67%
Average Annual Total Return(2)          -19.75%     -31.14%  -15.58%
Value of $10,000 Investment(3)          $8,025      $6,886   $7,435
Avg. Ann. Total Return (9/30/01)(4)                 -33.61%  -17.04%



                                                             INCEPTION
CLASS C                                 6-MONTH     1-YEAR    (2/1/00)
------------------------------------------------------------------------
Cumulative Total Return(1)              -16.42%     -28.38%  -22.42%
Average Annual Total Return(2)          -18.09%     -29.78%  -14.00%
Value of $10,000 Investment(3)          $8,191      $7,022   $7,679
Avg. Ann. Total Return (9/30/01)(4)                 -32.27%  -15.41%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

SPECIAL FEATURE:
STAYING THE COURSE
CAN BE REWARDING

[SPECIAL FEATURE GRAPHIC]


4th Quarter 2001

The events of the past year, culminating in the terrorist attacks on our nation, have further weakened an already slowing economy. The continued volatility in the financial markets makes this a challenging time for all investors.

Many shareholders have questions about the economy and their investments, and we'd like to take a moment to offer our perspective.


THE CURRENT ECONOMIC CLIMATE.
Here's where things stand: A slowing U.S. economy has combined with declining corporate earnings to drive down stock prices -- particularly in the technology sector. Since the terrorist attacks on September 11, a lack of consumer confidence has had a negative effect on many industries, which has also contributed to the economic slowdown. Despite the Federal Reserve's 11 interest rate cuts this year, major stock indexes have continued to be weak.


At this time, speculation about whether the market will drop further or when it might begin to recover is just that: pure speculation.

--------------------------------------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

THE MARKET WILL RECOVER. IT ALWAYS HAS.
Market volatility is not unusual. It is the nature of financial markets to move up and down over the short term. Market indexes and stock prices fluctuate constantly, year after year, all around the world. That's why it's important to maintain a regular investment plan. Investors can take advantage of market downturns when prices are low and can benefit when the market rallies as prices go up.

Historically, the U.S. stock markets have offered investors strong returns over the long term. That's not to say that there haven't been some dramatic downturns. But the good news is that they have always proved to be temporary. Now may be a good time to review your portfolio and investment objectives with a financial professional.


DOW JONES INDUSTRIAL AVERAGE(TM)
PRICE RETURN FOR A $10,000 INVESTMENT(1)
(11/1/39-10/31/01)


Franklin Blue Chip Fund
Semiannual Report
October 31, 2001

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line chart illustrates the price return of the Dow Jones Industrial Average based on a $10,000 investment from 11/1/39 - 10/31/01, in relation to major U.S. events; Pearl Harbor 12/41; Korean War 6/50; Cuban Missile Crisis 10/62; Kennedy Assassination 11/63; OPEC Oil Embargo 10/73; Iran Hostage Crisis 11/79; Black Monday 10/87; gulf War 1/91; Tech Market Crash 4/00; and World Trade Center Attack 9/01.



            DOW JONES
            INDUSTRIAL
             AVERAGE

11/01/1939   $10,000
11/30/1939    $9,592
12/29/1939    $9,892
01/31/1940    $9,569
02/29/1940    $9,648
03/29/1940    $9,741
04/30/1940    $9,773
05/31/1940    $7,652
06/28/1940    $8,024
07/31/1940    $8,305
08/30/1940    $8,521
09/30/1940    $8,733
10/31/1940    $8,863
11/29/1940    $8,625
12/31/1940    $8,634
01/31/1941    $8,173
02/28/1941    $8,031
03/31/1941    $8,080
04/30/1941    $7,607
05/30/1941    $7,622
06/30/1941    $8,108
07/31/1941    $8,480
08/29/1941    $8,408
09/30/1941    $8,350
10/31/1941    $7,757
11/28/1941    $7,521
12/31/1941    $7,306
01/30/1942    $7,184
02/27/1942    $7,031
03/31/1942    $6,553
04/30/1942    $6,278
05/29/1942    $6,642
06/30/1942    $6,804
07/31/1942    $6,961
08/31/1942    $7,001
09/30/1942    $7,184
10/30/1942    $7,511
11/30/1942    $7,539
12/31/1942    $7,861
01/29/1943    $8,268
02/26/1943    $8,567
03/31/1943    $8,992
04/30/1943    $8,968
05/31/1943    $9,353
06/30/1943    $9,440
07/30/1943    $8,951
08/31/1943    $8,937
09/30/1943    $9,226
10/29/1943    $9,104
11/30/1943    $8,557
12/31/1943    $8,968
01/31/1944    $9,047
02/29/1944    $8,974
03/31/1944    $9,141
04/28/1944    $8,970
05/31/1944    $9,365
06/30/1944    $9,770
07/31/1944    $9,620
08/31/1944    $9,678
09/29/1944    $9,661
10/31/1944    $9,648
11/30/1944    $9,700
12/29/1944   $10,029
01/31/1945   $10,118
02/28/1945   $10,561
03/30/1945   $10,167
04/30/1945   $10,893
05/31/1945   $11,081
06/29/1945   $10,883
07/31/1945   $10,724
08/31/1945   $11,476
09/28/1945   $11,964
10/31/1945   $12,286
11/30/1945   $12,606
12/31/1945   $12,701
01/31/1946   $13,476
02/28/1946   $12,516
03/29/1946   $13,152
04/30/1946   $13,614
05/31/1946   $13,977
06/28/1946   $13,538
07/31/1946   $13,271
08/30/1946   $12,457
09/30/1946   $11,352
10/31/1946   $11,137
11/29/1946   $11,180
12/31/1946   $11,667
01/31/1947   $11,880
02/28/1947   $11,779
03/31/1947   $11,667
04/30/1947   $11,235
05/30/1947   $11,144
06/30/1947   $11,674
07/31/1947   $12,061
08/29/1947   $11,776
09/30/1947   $11,686
10/31/1947   $11,971
11/28/1947   $11,812
12/31/1947   $11,928
01/30/1948   $11,526
02/27/1948   $11,015
03/31/1948   $11,667
04/30/1948   $11,885
05/31/1948   $12,559
06/30/1948   $12,474
07/30/1948   $11,939
08/31/1948   $11,964
09/30/1948   $11,740
10/29/1948   $12,397
11/30/1948   $11,272
12/31/1948   $11,674
01/31/1949   $11,792
02/28/1949   $11,397
03/31/1949   $11,661
04/29/1949   $11,470
05/31/1949   $11,088
06/30/1949   $11,022
07/29/1949   $11,582
08/31/1949   $11,759
09/30/1949   $12,016
10/31/1949   $12,477
11/30/1949   $12,609
12/30/1949   $13,175
01/31/1950   $13,280
02/28/1950   $13,392
03/31/1950   $13,563
04/28/1950   $14,110
05/31/1950   $14,709
06/30/1950   $13,767
07/31/1950   $13,781
08/31/1950   $14,274
09/29/1950   $14,900
10/31/1950   $14,814
11/30/1950   $14,979
12/29/1950   $15,499
01/31/1951   $16,383
02/28/1951   $16,595
03/30/1951   $16,324
04/30/1951   $17,061
05/31/1951   $16,437
06/29/1951   $15,975
07/31/1951   $16,977
08/31/1951   $17,794
09/28/1951   $17,853
10/31/1951   $17,273
11/30/1951   $17,202
12/31/1951   $17,726
01/31/1952   $17,822
02/29/1952   $17,123
03/31/1952   $17,741
04/30/1952   $16,962
05/30/1952   $17,312
06/30/1952   $18,057
07/31/1952   $18,406
08/29/1952   $18,108
09/30/1952   $17,817
10/31/1952   $17,726
11/28/1952   $18,676
12/31/1952   $19,218
01/30/1953   $19,078
02/27/1953   $18,716
03/31/1953   $18,426
04/30/1953   $18,090
05/29/1953   $17,927
06/30/1953   $17,662
07/31/1953   $18,131
08/31/1953   $17,198
09/30/1953   $17,384
10/30/1953   $18,159
11/30/1953   $18,525
12/31/1953   $18,494
01/29/1954   $19,193
02/26/1954   $19,186
03/31/1954   $19,810
04/30/1954   $20,951
05/31/1954   $21,488
06/30/1954   $22,181
07/30/1954   $22,790
08/31/1954   $22,468
09/30/1954   $23,816
10/29/1954   $23,185
11/30/1954   $25,465
12/31/1954   $26,625
01/31/1955   $26,917
02/28/1955   $27,117
03/31/1955   $26,975
04/29/1955   $28,025
05/31/1955   $27,973
06/30/1955   $29,719
07/29/1955   $30,672
08/31/1955   $30,825
09/30/1955   $30,722
10/31/1955   $29,949
11/30/1955   $31,818
12/30/1955   $32,156
01/31/1956   $30,994
02/29/1956   $31,844
03/30/1956   $33,696
04/30/1956   $33,981
05/31/1956   $31,475
06/29/1956   $32,445
07/31/1956   $34,093
08/31/1956   $33,054
09/28/1956   $31,291
10/31/1956   $31,593
11/30/1956   $31,128
12/31/1956   $32,885
01/31/1957   $31,548
02/28/1957   $30,591
03/29/1957   $31,262
04/30/1957   $32,549
05/31/1957   $33,245
06/28/1957   $33,137
07/31/1957   $33,481
08/30/1957   $31,890
09/30/1957   $30,043
10/31/1957   $29,038
11/29/1957   $29,619
12/31/1957   $28,686
01/31/1958   $29,629
02/28/1958   $28,964
03/31/1958   $29,415
04/30/1958   $30,014
05/30/1958   $30,464
06/30/1958   $31,483
07/31/1958   $33,117
08/29/1958   $33,488
09/30/1958   $35,033
10/31/1958   $35,766
11/28/1958   $36,703
12/31/1958   $38,428
01/30/1959   $39,107
02/27/1959   $39,735
03/31/1959   $39,617
04/30/1959   $41,069
05/29/1959   $42,387
06/30/1959   $42,375
07/31/1959   $44,434
08/31/1959   $43,745
09/30/1959   $41,590
10/30/1959   $42,572
11/30/1959   $43,401
12/31/1959   $44,729
01/29/1960   $40,994
02/29/1960   $41,487
03/31/1960   $40,597
04/29/1960   $39,616
05/31/1960   $41,184
06/30/1960   $42,179
07/29/1960   $40,606
08/31/1960   $41,215
09/30/1960   $38,197
10/31/1960   $38,211
11/30/1960   $39,321
12/30/1960   $40,550
01/31/1961   $42,678
02/28/1961   $43,592
03/31/1961   $44,550
04/28/1961   $44,687
05/31/1961   $45,872
06/30/1961   $45,032
07/31/1961   $46,442
08/31/1961   $47,401
09/29/1961   $46,168
10/31/1961   $46,346
11/30/1961   $47,511
12/29/1961   $48,139
01/31/1962   $46,089
02/28/1962   $46,619
03/30/1962   $46,547
04/30/1962   $43,806
05/31/1962   $40,385
06/29/1962   $36,955
07/31/1962   $39,369
08/31/1962   $40,109
09/28/1962   $38,121
10/31/1962   $38,831
11/30/1962   $42,751
12/31/1962   $42,935
01/31/1963   $44,959
02/28/1963   $43,648
03/29/1963   $44,937
04/30/1963   $47,254
05/31/1963   $47,863
06/28/1963   $46,541
07/31/1963   $45,787
08/30/1963   $48,019
09/30/1963   $48,247
10/31/1963   $49,725
11/29/1963   $49,415
12/31/1963   $50,233
01/31/1964   $51,707
02/28/1964   $52,682
03/31/1964   $53,548
04/30/1964   $53,382
05/29/1964   $54,026
06/30/1964   $54,747
07/31/1964   $55,379
08/31/1964   $55,206
09/30/1964   $57,635
10/30/1964   $57,484
11/30/1964   $57,639
12/31/1964   $57,553
01/29/1965   $59,445
02/26/1965   $59,486
03/31/1965   $58,536
04/30/1965   $60,726
05/31/1965   $60,444
06/30/1965   $57,152
07/30/1965   $58,054
08/31/1965   $58,802
09/30/1965   $61,270
10/29/1965   $63,261
11/30/1965   $62,332
12/31/1965   $63,817
01/31/1966   $64,755
02/28/1966   $62,673
03/31/1966   $60,888
04/29/1966   $61,474
05/31/1966   $58,208
06/30/1966   $57,288
07/29/1966   $55,792
08/31/1966   $51,909
09/30/1966   $50,975
10/31/1966   $53,138
11/30/1966   $52,119
12/30/1966   $51,730
01/31/1967   $55,957
02/28/1967   $55,265
03/31/1967   $57,017
04/28/1967   $59,062
05/31/1967   $56,133
06/30/1967   $56,640
07/31/1967   $59,536
08/31/1967   $59,342
09/29/1967   $61,012
10/31/1967   $57,923
11/30/1967   $58,147
12/29/1967   $59,593
01/31/1968   $56,325
02/29/1968   $55,340
03/29/1968   $55,351
04/30/1968   $60,062
05/31/1968   $59,191
06/28/1968   $59,112
07/31/1968   $58,138
08/30/1968   $58,995
09/30/1968   $61,614
10/31/1968   $62,707
11/29/1968   $64,859
12/31/1968   $62,138
01/31/1969   $62,289
02/28/1969   $59,600
03/31/1969   $61,593
04/30/1969   $62,561
05/30/1969   $61,730
06/30/1969   $57,491
07/31/1969   $53,691
08/29/1969   $55,090
09/30/1969   $53,534
10/31/1969   $56,359
11/28/1969   $53,482
12/31/1969   $52,696
01/30/1970   $48,989
02/27/1970   $51,197
03/31/1970   $51,722
04/30/1970   $48,463
05/29/1970   $46,117
06/30/1970   $45,004
07/31/1970   $48,335
08/31/1970   $50,340
09/30/1970   $50,084
10/30/1970   $49,750
11/30/1970   $52,283
12/31/1970   $55,235
01/29/1971   $57,183
02/26/1971   $57,863
03/31/1971   $59,544
04/30/1971   $62,006
05/31/1971   $59,771
06/30/1971   $58,673
07/30/1971   $56,520
08/31/1971   $59,130
09/30/1971   $58,413
10/29/1971   $55,241
11/30/1971   $54,736
12/31/1971   $58,611
01/31/1972   $59,400
02/29/1972   $61,109
03/31/1972   $61,936
04/28/1972   $62,823
05/31/1972   $63,255
06/30/1972   $61,168
07/31/1972   $60,886
08/31/1972   $63,453
09/29/1972   $62,764
10/31/1972   $62,912
11/30/1972   $67,040
12/29/1972   $67,159
01/31/1973   $65,776
02/28/1973   $62,883
03/30/1973   $62,615
04/30/1973   $60,668
05/31/1973   $59,349
06/29/1973   $58,711
07/31/1973   $60,995
08/31/1973   $58,438
09/28/1973   $62,358
10/31/1973   $62,982
11/30/1973   $54,138
12/31/1973   $56,021
01/31/1974   $56,331
02/28/1974   $56,659
03/29/1974   $55,747
04/30/1974   $55,093
05/31/1974   $52,816
06/28/1974   $52,832
07/31/1974   $49,870
08/30/1974   $44,679
09/30/1974   $40,023
10/31/1974   $43,819
11/29/1974   $40,733
12/31/1974   $40,574
01/31/1975   $46,332
02/28/1975   $48,660
03/31/1975   $50,576
04/30/1975   $54,078
05/30/1975   $54,799
06/30/1975   $57,874
07/31/1975   $54,748
08/29/1975   $55,000
09/30/1975   $52,270
10/31/1975   $55,046
11/28/1975   $56,668
12/31/1975   $56,539
01/30/1976   $64,214
02/27/1976   $64,038
03/31/1976   $65,805
04/30/1976   $65,634
05/31/1976   $64,211
06/30/1976   $66,024
07/30/1976   $64,830
08/31/1976   $64,112
09/30/1976   $65,196
10/29/1976   $63,532
11/30/1976   $62,366
12/31/1976   $66,148
01/31/1977   $62,837
02/28/1977   $61,655
03/31/1977   $60,517
04/29/1977   $61,028
05/31/1977   $59,169
06/30/1977   $60,331
07/29/1977   $58,604
08/31/1977   $56,722
09/30/1977   $55,775
10/31/1977   $53,881
11/30/1977   $54,629
12/30/1977   $54,725
01/31/1978   $50,693
02/28/1978   $48,862
03/31/1978   $49,866
04/28/1978   $55,130
05/31/1978   $55,347
06/30/1978   $53,921
07/31/1978   $56,773
08/31/1978   $57,731
09/29/1978   $57,007
10/31/1978   $52,176
11/30/1978   $52,609
12/29/1978   $53,003
01/31/1979   $55,255
02/28/1979   $53,254
03/30/1979   $56,767
04/30/1979   $56,288
05/31/1979   $54,143
06/29/1979   $55,437
07/31/1979   $55,730
08/31/1979   $58,443
09/28/1979   $57,847
10/31/1979   $53,707
11/30/1979   $54,145
12/31/1979   $55,224
01/31/1980   $57,667
02/29/1980   $56,258
03/31/1980   $51,735
04/30/1980   $53,796
05/30/1980   $56,021
06/30/1980   $57,145
07/31/1980   $61,583
08/29/1980   $61,403
09/30/1980   $61,392
10/31/1980   $60,870
11/28/1980   $65,403
12/31/1980   $63,470
01/30/1981   $62,370
02/27/1981   $64,168
03/31/1981   $66,096
04/30/1981   $65,693
05/29/1981   $65,298
06/30/1981   $64,319
07/31/1981   $62,703
08/31/1981   $58,037
09/30/1981   $55,964
10/30/1981   $56,133
11/30/1981   $58,532
12/31/1981   $57,611
01/29/1982   $57,354
02/26/1982   $54,279
03/31/1982   $54,172
04/30/1982   $55,857
05/31/1982   $53,960
06/30/1982   $53,459
07/30/1982   $53,239
08/31/1982   $59,344
09/30/1982   $59,010
10/29/1982   $65,296
11/30/1982   $68,428
12/31/1982   $68,906
01/31/1983   $70,826
02/28/1983   $73,257
03/31/1983   $74,403
04/29/1983   $80,735
05/31/1983   $79,008
06/30/1983   $80,455
07/29/1983   $78,958
08/31/1983   $80,074
09/30/1983   $81,190
10/31/1983   $80,669
11/30/1983   $84,015
12/30/1983   $82,871
01/31/1984   $80,359
02/29/1984   $76,022
03/30/1984   $76,698
04/30/1984   $77,084
05/31/1984   $72,744
06/29/1984   $74,560
07/31/1984   $73,432
08/31/1984   $80,614
09/28/1984   $79,451
10/31/1984   $79,495
11/30/1984   $78,282
12/31/1984   $79,771
01/31/1985   $84,723
02/28/1985   $84,541
03/29/1985   $83,407
04/30/1985   $82,832
05/31/1985   $86,609
06/28/1985   $87,929
07/31/1985   $88,718
08/30/1985   $87,833
09/30/1985   $87,479
10/31/1985   $90,487
11/29/1985   $96,927
12/31/1985  $101,835
01/31/1986  $103,436
02/28/1986  $112,527
03/31/1986  $119,740
04/30/1986  $117,460
05/30/1986  $123,565
06/30/1986  $124,619
07/31/1986  $116,889
08/29/1986  $124,989
09/30/1986  $116,380
10/31/1986  $123,638
11/28/1986  $126,036
12/31/1986  $124,832
01/30/1987  $142,086
02/27/1987  $146,431
03/31/1987  $151,745
04/30/1987  $150,540
05/29/1987  $150,882
06/30/1987  $159,238
07/31/1987  $169,351
08/31/1987  $175,336
09/30/1987  $170,944
10/30/1987  $131,255
11/30/1987  $120,727
12/31/1987  $127,653
01/29/1988  $128,932
02/29/1988  $136,398
03/31/1988  $130,897
04/29/1988  $133,812
05/31/1988  $133,732
06/30/1988  $141,013
07/29/1988  $140,159
08/31/1988  $133,767
09/30/1988  $139,103
10/31/1988  $141,470
11/30/1988  $139,222
12/30/1988  $142,784
01/31/1989  $154,222
02/28/1989  $148,696
03/31/1989  $151,015
04/28/1989  $159,257
05/31/1989  $163,297
06/30/1989  $160,657
07/31/1989  $175,182
08/31/1989  $180,226
09/29/1989  $177,299
10/31/1989  $174,156
11/30/1989  $178,185
12/29/1989  $181,275
01/31/1990  $170,565
02/28/1990  $172,982
03/30/1990  $178,247
04/30/1990  $174,925
05/31/1990  $189,403
06/29/1990  $189,669
07/31/1990  $191,283
08/31/1990  $172,133
09/28/1990  $161,475
10/31/1990  $160,807
11/30/1990  $168,531
12/31/1990  $173,404
01/31/1991  $180,168
02/28/1991  $189,767
03/29/1991  $191,853
04/30/1991  $190,142
05/31/1991  $199,335
06/28/1991  $191,385
07/31/1991  $199,159
08/30/1991  $200,395
09/30/1991  $198,629
10/31/1991  $202,074
11/29/1991  $190,590
12/31/1991  $208,640
01/31/1992  $212,233
02/28/1992  $215,148
03/31/1992  $213,028
04/30/1992  $221,169
05/29/1992  $223,656
06/30/1992  $218,496
07/31/1992  $223,451
08/31/1992  $214,469
09/30/1992  $215,411
10/30/1992  $212,423
11/30/1992  $217,617
12/31/1992  $217,350
01/29/1993  $217,937
02/26/1993  $221,939
03/31/1993  $226,173
04/30/1993  $225,675
05/31/1993  $232,251
06/30/1993  $231,504
07/30/1993  $233,044
08/31/1993  $240,404
09/30/1993  $234,074
10/29/1993  $242,335
11/30/1993  $242,557
12/31/1993  $247,175
01/31/1994  $261,941
02/28/1994  $252,306
03/31/1994  $239,397
04/29/1994  $242,408
05/31/1994  $247,457
06/30/1994  $238,673
07/29/1994  $247,860
08/31/1994  $257,665
09/30/1994  $253,041
10/31/1994  $257,316
11/30/1994  $246,196
12/30/1994  $252,465
01/31/1995  $253,085
02/28/1995  $264,093
03/31/1995  $273,748
04/28/1995  $284,519
05/31/1995  $293,991
06/30/1995  $299,980
07/31/1995  $310,013
08/31/1995  $303,566
09/29/1995  $315,320
10/31/1995  $313,108
11/30/1995  $334,112
12/29/1995  $336,919
01/31/1996  $355,234
02/29/1996  $361,181
03/29/1996  $367,865
04/30/1996  $366,676
05/31/1996  $371,555
06/28/1996  $372,309
07/31/1996  $364,031
08/30/1996  $369,779
09/30/1996  $387,291
10/31/1996  $396,983
11/29/1996  $429,398
12/31/1996  $424,563
01/31/1997  $448,584
02/28/1997  $452,840
03/31/1997  $433,466
04/30/1997  $461,482
05/30/1997  $482,686
06/30/1997  $505,188
07/31/1997  $541,389
08/29/1997  $501,871
09/30/1997  $523,127
10/31/1997  $489,997
11/28/1997  $515,086
12/31/1997  $520,691
01/30/1998  $520,575
02/27/1998  $562,663
03/31/1998  $579,392
04/30/1998  $596,745
05/29/1998  $585,986
06/30/1998  $589,414
07/31/1998  $584,889
08/31/1998  $496,383
09/30/1998  $516,370
10/30/1998  $565,716
11/30/1998  $600,247
12/31/1998  $604,519
01/29/1999  $616,199
02/26/1999  $612,759
03/31/1999  $644,335
04/30/1999  $710,366
05/31/1999  $695,269
06/30/1999  $722,333
07/30/1999  $701,551
08/31/1999  $713,016
09/30/1999  $680,600
10/29/1999  $706,470
11/30/1999  $716,211
12/31/1999  $756,987
01/31/2000  $720,340
02/29/2000  $666,863
03/31/2000  $719,115
04/28/2000  $706,736
05/31/2000  $692,806
06/30/2000  $687,904
07/31/2000  $692,782
08/31/2000  $738,418
09/29/2000  $701,272
10/31/2000  $722,356
11/30/2000  $685,705
12/29/2000  $710,222
01/31/2001  $716,840
02/28/2001  $691,024
03/30/2001  $650,433
04/30/2001  $706,806
05/31/2001  $718,458
06/29/2001  $691,493
07/31/2001  $692,837
08/31/2001  $655,106
09/28/2001  $582,536
10/31/2001  $597,520



1. Stock market returns as measured by Dow Jones Industrial Average. Based on price returns only, excluding reinvestment of dividends. One cannot invest directly in an unmanaged index.



                       NOT PART OF THE SHAREHOLDER REPORT

"TIMING THE MARKET" ALMOST NEVER WORKS.

Trying to buy and sell at the precise moment when a stock is at its highest or lowest price is all but impossible, even for the most experienced professionals.

No one ever knows for certain that the market -- or an individual stock -- has hit its low until after its price has started to rise again. Of course, by that time, part of the profit you might have realized has slipped through your hands.

The chart below compares the returns of investors who remained invested throughout the last ten years with investors who were not invested during the days when the market saw its largest gains during this period.

STAYING INVESTED VS. MARKET TIMING(2)
Ten-Year Period Ended 10/31/01

                                              S&P 500(R)
PERIOD OF INVESTMENT                  AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------
STAYED FULLY INVESTED                12.76%
Missed the best 10 days               8.00%
Missed the best 20 days               4.57%
Missed the best 30 days               1.80%
Missed the best 40 days              -0.66%

STAYING THE COURSE IS THE KEY.

For over half a century, Franklin Templeton Investments has strived to meet the needs of our shareholders. We continue to apply the same disciplined investment approach and maintain sound, long-term investment strategies for each of our funds -- no matter what the markets are doing. Despite the current volatility in the financial markets, we strongly encourage you to do the same.

2. Source: Standard & Poor's Micropal, 10/31/01. The S&P 500 is an unmanaged index that includes reinvested dividends. One cannot invest directly in an unmanaged index.


                       NOT PART OF THE SHAREHOLDER REPORT

Our fund portfolio managers subscribe to a philosophy of investing for the long term. Whether the market is up or down, fund managers continue to invest according to the consistent, disciplined management style that has been developed for each fund.

Time and again, staying focused on long-term goals has proven to be the best way to weather economic storms and come out on top.

CONSULT WITH YOUR FINANCIAL PROFESSIONAL.
In a market downturn, your own investment advisor is your first -- and best -- line of defense.

If you have questions about the investments you currently own, call your investment advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you may regret later.


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights

                                                                                 CLASS A
                                      ----------------------------------------------------------------------------------------------


                                      SIX MONTHS ENDED                                YEAR ENDED APRIL 30,
                                      OCTOBER 31, 2001      ------------------------------------------------------------------------
                                         (UNAUDITED)           2001            2000           1999          1998         1997(d)
                                      ----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period     $   14.80          $   17.90       $   14.41       $  12.46      $  10.85       $ 10.00
                                      ----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) .........           .03                .02              --            .04           .09           .09
  Net realized and unrealized gains
    (losses) .......................         (2.41)             (2.53)           3.97           1.97          1.67           .82
                                      ----------------------------------------------------------------------------------------------
Total from investment operations ...         (2.38)             (2.51)           3.97           2.01          1.76           .91
                                      ----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ............            --               (.03)           (.01)          (.06)         (.06)         (.06)
  Net realized gains ...............            --               (.56)           (.47)            --          (.09)           --
                                      ----------------------------------------------------------------------------------------------
Total distributions ................            --               (.59)           (.48)          (.06)         (.15)         (.06)
                                      ----------------------------------------------------------------------------------------------
Net asset value, end of period .....     $   12.42          $   14.80       $   17.90       $  14.41      $  12.46       $ 10.85
                                      ==============================================================================================


Total return(b) ....................        (16.08)%           (14.22)%         27.96%         16.18%        16.41%         9.14%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $ 135,823          $ 151,431       $ 140,685       $ 54,880      $ 16,836       $ 5,600
Ratios to average net assets:
  Expenses .........................          1.32%(c)           1.24%           1.23%          1.25%         1.25%         1.25%(c)
  Expenses excluding waiver and
    payments by affiliate ..........          1.44%(c)           1.36%           1.39%          1.51%         1.95%         2.22%(c)
  Net investment income ............           .44%(c)            .11%             --            .55%         1.04%         1.07%(c)
Portfolio turnover rate ............         32.49%             73.75%          63.04%         35.74%        57.67%        11.14%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)      Annualized

(d)      For the period June 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights(continued)

                                                                             CLASS B
                                                        ----------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED APRIL 30,
                                                        OCTOBER 31, 2001       -----------------------------
                                                          (UNAUDITED)              2001           2000(d)
                                                        ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $    14.69          $    17.87       $   16.45
                                                        ----------------------------------------------------
Income from investment operations:
  Net operating loss(a) .............................           (.02)               (.09)           (.03)
  Net realized and unrealized gains (losses) ........          (2.39)              (2.53)           1.45
                                                        ----------------------------------------------------
Total from investment operations ....................          (2.41)              (2.62)           1.42
                                                        ----------------------------------------------------
Less distributions from net realized gains ..........             --                (.56)             --
                                                        ----------------------------------------------------
Net asset value, end of period ......................     $    12.28          $    14.69       $   17.87
                                                        ====================================================

Total return(b) .....................................         (16.41)%            (14.84)%          8.63%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $   10,819          $   10,491       $   2,026
Ratios to average net assets:
  Expenses ..........................................           1.97%(c)            1.90%           1.82%(c)
  Expenses excluding waiver and payments by affiliate           2.09%(c)            2.02%           2.06%(c)
  Net operating loss ................................           (.24)%(c)           (.59)%         (7.15)%(c)
Portfolio turnover rate .............................          32.49%              73.75%          63.04%

(a)      Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)      Annualized

(d)      For the period February 1, 2000 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights(continued)

                                                                              CLASS C
                                                        ------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED APRIL 30,
                                                        OCTOBER 31, 2001      --------------------------------
                                                          (UNAUDITED)            2001             2000(d)
                                                        ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $    14.74          $    17.91       $    16.45
                                                        ------------------------------------------------------
Income from investment operations:
  Net operating loss(a) .............................           (.02)               (.09)            (.03)
  Net realized and unrealized gains (losses) ........          (2.40)              (2.52)            1.49
                                                        ------------------------------------------------------
Total from investment operations ....................          (2.42)              (2.61)            1.46
                                                        ------------------------------------------------------
Less distributions from net realized gains ..........             --                (.56)          -- (e)
                                                        ------------------------------------------------------
Net asset value, end of period ......................     $    12.32          $    14.74       $    17.91
                                                        ======================================================

Total return(b) .....................................         (16.42)%            (14.74)%           8.88%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $   21,416          $   19,862       $    3,608
Ratios to average net assets:
  Expenses ..........................................           1.97%(c)            1.90%            1.82%(c)
  Expenses excluding waiver and payments by affiliate           2.09%(c)            2.02%            2.06%(c)
  Net operating loss ................................          (.24)%(c)            (.59)%          (6.88)%(c)
Portfolio turnover rate .............................          32.49%              73.75%           63.04%

(a)      Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)      Annualized

(d)      For the period February 1, 2000 (effective date) to April 30, 2000.

(e)      Includes distributions of net investment income in the amount of $.002.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                               SHARES/
                                                                              WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 93.9%
(a) COMMERCIAL SERVICES .7%
    Robert Half International Inc. ....................................        59,900     $ 1,235,737
                                                                                          -----------
    COMMUNICATIONS 5.2%
    AT&T Corp. ........................................................        60,000         915,000
    CenturyTel Inc. ...................................................        57,000       1,801,200
    SBC Communications Inc. ...........................................        77,000       2,934,470
    Sprint Corp. (FON Group) ..........................................        65,000       1,300,000
    Vodafone Group PLC, ADR (United Kingdom) ..........................        80,000       1,849,600
                                                                                          -----------
                                                                                            8,800,270
                                                                                          -----------
    CONSUMER DURABLES 1.2%
    Mattel Inc. .......................................................       110,000       2,082,300
                                                                                          -----------
    CONSUMER NON-DURABLES 4.2%
    Coca-Cola Co. .....................................................        42,000       2,010,960
    Nestle SA (Switzerland) ...........................................        12,000       2,491,273
    Philip Morris Cos. Inc. ...........................................        55,000       2,574,000
                                                                                          -----------
                                                                                            7,076,233
                                                                                          -----------
(a) CONSUMER SERVICES 6.8%
    AOL Time Warner Inc. ..............................................        75,000       2,340,750
    Cendant Corp. .....................................................       180,000       2,332,800
    Clear Channel Communications Inc. .................................        30,000       1,143,600
    Comcast Corp., A ..................................................        60,000       2,150,400
    Univision Communications Inc., A ..................................        70,000       1,750,000
    Viacom Inc., B ....................................................        48,000       1,752,480
                                                                                          -----------
                                                                                           11,470,030
                                                                                          -----------
    DISTRIBUTION SERVICES 1.3%
    AmeriSourceBergen Corp. ...........................................        15,000         953,400
    SYSCO Corp. .......................................................        50,000       1,205,500
                                                                                          -----------
                                                                                            2,158,900
                                                                                          -----------
    ELECTRONIC TECHNOLOGY 11.3%
(a) Agilent Technologies Inc. .........................................        20,000         445,400
(a) Applied Materials Inc. ............................................        30,000       1,023,300
    Boeing Co. ........................................................        30,000         978,000
(a) CIENA Corp. .......................................................        29,000         471,540
(a) Cisco Systems Inc. ................................................       132,000       2,233,440
    General Dynamics Corp. ............................................        10,000         816,000
    Intel Corp. .......................................................       107,000       2,612,940
    International Business Machines Corp. .............................        25,000       2,701,750
(a) KLA-Tencor Corp. ..................................................        33,000       1,348,380
    Linear Technology Corp. ...........................................        38,000       1,474,400
(a) Sun Microsystems Inc. .............................................        80,000         812,000
(a) Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 (Taiwan)     1,011,300       1,786,801
(a) Waters Corp. ......................................................        36,000       1,277,640
(a) Xilinx Inc. .......................................................        35,000       1,064,700
                                                                                          -----------
                                                                                           19,046,291
                                                                                          -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001(UNAUDITED) (CONT.)

                                                            SHARES/
                                                           WARRANTS       VALUE
----------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ENERGY MINERALS 5.3%
    Conoco Inc. ......................................      69,000     $ 1,773,300
    Devon Energy Corp. ...............................      40,000       1,532,000
    Exxon Mobil Corp. ................................      94,000       3,708,300
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)      37,000       1,868,870
                                                                       -----------
                                                                         8,882,470
                                                                       -----------
    FINANCE 16.7%
    AFLAC Inc. .......................................      56,000       1,369,760
    American International Group Inc. ................      27,000       2,122,200
    Bank of America Corp. ............................      30,000       1,769,700
    Bank of New York Co. Inc. ........................      65,000       2,210,650
    Capital One Financial Corp. ......................      24,000         991,440
    Charles Schwab Corp. .............................     140,000       1,803,200
    Citigroup Inc. ...................................     100,000       4,552,000
    Fannie Mae .......................................      20,000       1,619,200
    Fifth Third Bancorp ..............................      34,000       1,918,280
    Hartford Financial Services Group Inc. ...........      24,000       1,296,000
    JP Morgan Chase & Co. ............................      70,000       2,475,200
    Marsh & McLennan Cos. Inc. .......................      22,000       2,128,500
    State Street Corp. ...............................      40,000       1,821,600
    Wells Fargo & Co. ................................      50,000       1,975,000
                                                                       -----------
                                                                        28,052,730
                                                                       -----------
    HEALTH SERVICES 3.2%
(a) Caremark RX Inc. .................................     125,000       1,675,000
    HCA Inc. .........................................      50,000       1,983,000
(a) Laboratory Corp. of America Holdings .............      20,000       1,724,000
                                                                       -----------
                                                                         5,382,000
                                                                       -----------
    HEALTH TECHNOLOGY 10.2%
    Allergan Inc. ....................................      25,000       1,794,750
    American Home Products Corp. .....................      55,000       3,070,650
(a) Amgen Inc. .......................................      22,000       1,250,040
    Pfizer Inc. ......................................     140,000       5,866,000
    Pharmacia Corp. ..................................      90,000       3,646,800
(a) Watson Pharmaceuticals Inc. ......................      31,700       1,511,456
                                                                       -----------
                                                                        17,139,696
                                                                       -----------
    INDUSTRIAL SERVICES 1.2%
    Schlumberger Ltd. ................................      28,000       1,355,760
    Transocean Sedco Forex Inc. ......................      22,000         663,300
                                                                       -----------
                                                                         2,019,060
                                                                       -----------
    NON-ENERGY MINERALS .5%
    Alcoa Inc. .......................................      25,000         806,750
                                                                       -----------
    PROCESS INDUSTRIES 1.3%
    Dow Chemical Co. .................................      68,000       2,261,000
                                                                       -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001(UNAUDITED) (CONT.)

                                                                                              SHARES/
                                                                                             WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    PRODUCER MANUFACTURING 6.7%
    General Electric Co. ...........................................................          145,000     $ 5,279,450
(a) Mettler-Toledo International Inc. (Switzerland) ................................           70,000       3,213,700
    Tyco International Ltd. (Bermuda) ..............................................           55,000       2,702,700
                                                                                                          -----------
                                                                                                           11,195,850
                                                                                                          -----------
    REAL ESTATE 1.1%
    Equity Office Properties Trust .................................................           65,000       1,852,500
                                                                                                          -----------
    RETAIL TRADE 8.4%
    CVS Corp. ......................................................................           65,000       1,553,500
(a) Kohl's Corp. ...................................................................           35,000       1,946,350
(a) The Kroger Co. .................................................................           60,000       1,467,600
    Lowe's Cos. Inc. ...............................................................           15,000         511,500
    Target Corp. ...................................................................           70,000       2,180,500
    Walgreen Co. ...................................................................           65,000       2,104,700
    Wal-Mart Stores Inc. ...........................................................           84,000       4,317,600
                                                                                                          -----------
                                                                                                           14,081,750
                                                                                                          -----------
    TECHNOLOGY SERVICES 5.6%
(a) Check Point Software Technologies Ltd. (Israel) ................................           20,000         590,400
(a) CheckFree Corp. ................................................................           55,000         774,400
    Electronic Data Systems Corp. ..................................................           13,000         836,810
(a) Microsoft Corp. ................................................................           90,000       5,233,500
    Paychex Inc. ...................................................................           60,000       1,923,600
                                                                                                          -----------
                                                                                                            9,358,710
                                                                                                          -----------
    TRANSPORTATION 1.6%
    Expeditors International of Washington Inc. ....................................           13,000         587,600
    Southwest Airlines Co. .........................................................          130,000       2,067,000
                                                                                                          -----------
                                                                                                            2,654,600
                                                                                                          -----------
    UTILITIES 1.4%
(a) AES Corp. ......................................................................           30,000         415,500
    Duke Energy Corp. ..............................................................           50,000       1,920,500
                                                                                                          -----------
                                                                                                            2,336,000
                                                                                                          -----------
    TOTAL COMMON STOCKS AND WARRANTS (COST $177,654,844) ...........................                      157,892,877
                                                                                                          -----------
(b) SHORT TERM INVESTMENTS 5.5%
    Franklin Institutional Fiduciary Trust Money Market Portfolio(COST $9,177,193) .        9,177,193       9,177,193
                                                                                                          -----------
    TOTAL INVESTMENTS (COST $186,832,037) 99.4% ....................................                      167,070,070
    OTHER ASSETS, LESS LIABILITIES .6% .............................................                          987,525
                                                                                                          -----------
    NET ASSETS 100.0% ..............................................................                     $168,057,595
                                                                                                         ============

(a)      Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

Assets:
  Investments in securities:
    Cost ...................................     $ 186,832,037
                                                 =============
    Value ..................................       167,070,070
  Receivables:
    Investment securities sold .............           371,508
    Capital shares sold ....................         1,099,831
    Dividends ..............................            82,095
                                                 -------------
         Total assets ......................       168,623,504
                                                 -------------
Liabilities:
  Payables:
    Capital shares redeemed ................           221,979
    Affiliates .............................           250,721
    Shareholders ...........................            88,256
  Other liabilities ........................             4,953
                                                 -------------
         Total liabilities .................           565,909
                                                 -------------
           Net assets, at value ............      $168,057,595
                                                 =============
Net assets consist of:
  Undistributed net investment income ......     $     290,485
  Net unrealized depreciation ..............       (19,761,967)
  Accumulated net realized loss ............       (18,600,531)
  Capital shares ...........................       206,129,608
                                                 -------------
           Net assets, at value ............     $ 168,057,595
                                                 =============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (continued)


STATEMENT OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

CLASS A:

   Net assets, at value ................................................        $135,823,052
                                                                                ============
   Shares outstanding ..................................................          10,937,002
                                                                                ============
   Net asset value per share(a) ........................................        $      12.42
                                                                                ============
   Maximum offering price per share (net asset value per share / 94.25%)        $      13.18
                                                                                ============
CLASS B:

   Net assets, at value ................................................        $ 10,819,028
                                                                                ============
   Shares outstanding ..................................................             880,964
                                                                                ============
   Net asset value and maximum offering price per share(a) .............        $      12.28
                                                                                ============
CLASS C:

   Net assets, at value ................................................        $ 21,415,515
                                                                                ============
   Shares outstanding ..................................................           1,737,797
                                                                                ============
   Net asset value per share(a) ........................................        $      12.32
                                                                                ============
   Maximum offering price per share (net asset value per share / 99%) ..        $      12.44
                                                                                ============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

Investment income:
  Dividends .............................................................        $  1,576,688
                                                                                 ------------
Expenses:
  Management fees (Note 3) ..............................................             663,844
  Distribution fees (Note 3)
  Class A ...............................................................             261,810
  Class B ...............................................................              54,643
  Class C ...............................................................             106,799
Transfer agent fees (Note 3) ............................................             213,178
Custodian fees ..........................................................               2,039
Reports to shareholders .................................................              18,949
Registration and filing fees ............................................              52,983
Professional fees .......................................................              20,326
Trustees' fees and expenses .............................................                 936
Other ...................................................................                 935
                                                                                 ------------
         Total expenses .................................................           1,396,442
         Expenses waived/paid by affiliate (Note 3) .....................            (110,239)
                                                                                 ------------
           Net expenses .................................................           1,286,203
                                                                                 ------------
             Net investment income ......................................             290,485
                                                                                 ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments .........................................................         (11,971,997)
    Foreign currency transactions .......................................               3,332
                                                                                 ------------
           Net realized loss ............................................         (11,968,665)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................         (19,820,570)
  Translation of assets and liabilities denominated in foreign currencies                 211
                                                                                 ------------
           Net unrealized depreciation ..................................         (19,820,359)
                                                                                 ------------
Net realized and unrealized loss ........................................         (31,789,024)
                                                                                 ------------
Net decrease in net assets resulting from operations ....................        $(31,498,539)
                                                                                 ============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements(continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                                       SIX MONTHS              YEAR
                                                                                          ENDED                ENDED
                                                                                    OCTOBER 31, 2001      APRIL 30, 2001
                                                                                    ------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................................        $     290,485         $      69,443
    Net realized loss from investments and foreign currency
transactions ...............................................................          (11,968,665)           (5,008,692)
    Net unrealized depreciation on investments and translation of assets and
      liabilities denominated in foreign currencies ........................          (19,820,359)          (22,585,875)
                                                                                    ------------------------------------

         Net decrease in net assets resulting from operations ..............          (31,498,539)          (27,525,124)
  Distributions to shareholders from:
    Net investment income:
      Class A ..............................................................                   --              (247,272)
      Class C ..............................................................                   --                (1,705)
    Net realized gains:
      Class A ..............................................................                   --            (5,191,772)
      Class B ..............................................................                   --              (260,522)
      Class C ..............................................................                   --              (456,867)
                                                                                    ------------------------------------
  Total distributions to shareholders ......................................                   --            (6,158,138)
  Capital share transactions: (Note 2)
      Class A ..............................................................           10,104,447            40,395,010
      Class B ..............................................................            2,270,968             9,991,158
      Class C ..............................................................            5,397,094            18,761,722
                                                                                    ------------------------------------
  Total capital share transactions .........................................           17,772,509            69,147,890
         Net increase (decrease) in net assets .............................          (13,726,030)           35,464,628
Net assets:
  Beginning of period ......................................................          181,783,625           146,318,997
                                                                                    ------------------------------------
  End of period ............................................................        $ 168,057,595         $ 181,783,625
                                                                                    ====================================
Undistributed net investment income included in net assets:
  End of period ............................................................        $     290,485         $          --
                                                                                    ====================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited)(continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B, and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                 SIX MONTHS ENDED                          YEAR ENDED
                                                                 OCTOBER 31, 2001                        APRIL 30, 2001
                                                         -----------------------------------------------------------------------
                                                            SHARES              AMOUNT             SHARES              AMOUNT
                                                         -----------------------------------------------------------------------
CLASS A SHARES:
   Shares sold ..................................         1,875,354         $ 25,658,767          4,643,953         $ 77,026,102
   Shares issued in reinvestment of distributions                --                   --            314,286            4,950,002
   Shares redeemed ..............................        (1,167,566)         (15,554,320)        (2,588,813)         (41,581,094)
                                                         -----------------------------------------------------------------------
   Net increase .................................           707,788         $ 10,104,447          2,369,426         $ 40,395,010
                                                         =======================================================================
CLASS B SHARES:
   Shares sold ..................................           240,570         $  3,238,785            659,684         $ 10,907,520
   Shares issued in reinvestment of distributions                --                   --             14,970              234,578
   Shares redeemed ..............................           (73,700)            (967,817)           (73,950)          (1,150,940)
                                                         -----------------------------------------------------------------------
   Net increase .................................           166,870         $  2,270,968            600,704         $  9,991,158
                                                         =======================================================================
CLASS C SHARES:
   Shares sold ..................................           565,629         $  7,716,522          1,275,969         $ 20,738,353
   Shares issued in reinvestment of distributions                --                   --             27,862              437,992
   Shares redeemed ..............................          (175,504)          (2,319,428)          (157,650)          (2,414,623)
                                                         -----------------------------------------------------------------------
   Net increase .................................           390,125         $  5,397,094          1,146,181         $ 18,761,722
                                                         =======================================================================

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                             AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                     Administration manager
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)      Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    ANNUALIZED
     FEE RATE      DAILY NET ASSETS
--------------------------------------------------------------------
       .750%       First $500 million
       .625%       Over $500 million, up to and including $1 billion
       .500%       Over $1 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $132,946 and $21,609, respectively.

The Fund paid transfer agent fees of $213,178, of which $184,885 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2001, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $5,658,855 and $785, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited)(continued)


4. INCOME TAXES (CONT.)

At October 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $187,118,690 was as follows:

Unrealized appreciation                              $  9,815,172
Unrealized depreciation                               (29,863,792)
                                                     ------------
Net unrealized depreciation                          $(20,048,620)
                                                     ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 aggregated $72,515,709 and $55,423,728, respectively.

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
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
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SHAREHOLDER  LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets. The Fund also seeks to provide less volatility than the overall stock market. Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of U.S. companies.
--------------------------------------------------------------------------------


Dear Shareholder:

During the six months under review, the U.S. economy was characterized by decelerating economic growth, falling interest rates and stock market volatility. Economic growth, as measured by gross domestic product (GDP), slowed to a barely positive 0.3% annualized pace by the second quarter of 2001 and then dipped to -1.1% by the third quarter. In response to the slowing demand, manufacturing activity continued to contract while businesses announced layoffs and cuts in capital spending. Consumer spending, which accounts for the largest portion of economic activity, managed to exceed many analysts' expectations, despite slipping slightly during the period under review.

After the September 11 terrorist attacks, economic activity ground to a halt as many Americans decided to stay home rather than go out and spend. Attempting to stimulate the economy, the Federal Reserve Board (the Fed) continued the interest rate cuts begun in January 2001, slashing the federal funds target rate from 4.5% on May 1, 2001, to 2.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

CONTENTS

Shareholder Letter    . . . . . . . .       1

Performance Summary   . . . . . . . .       6

Financial Highlights &
Statement of Investments  . . . . . .       7

Financial Statements  . . . . . . . .      13

Notes to
Financial Statements  . . . . . . . .      16

FUND CATEGORY
[PYRAMID GRAPHIC]

TOP 10 LONG HOLDINGS
10/31/01

COMPANY                % OF TOTAL
INDUSTRY               NET ASSETS

Pharmacia Corp.             2.4%
Health Technology

Microsoft Corp.             2.3%
Technology Services

International Business
Machines Corp.              2.1%
Electronic Technology

Dow Chemical Co.            2.0%
Process Industries

Swift Energy Co.            1.9%
Energy Minerals

Phillips Petroleum Co.      1.8%
Energy Minerals

SBC Communications Inc.     1.5%
Communications

Anheuser-Busch Cos. Inc.    1.5%
Consumer Non-Durables

Bank of New York Co. Inc.   1.5%
Finance

Labranche & Co. Inc.        1.4%
Finance

by period-end, with strong expectations for further easings. The Fed complemented this with increases in the money supply, meant to encourage bank lending. Despite the Fed's actions, the downshift in business and consumer activity continued.

At the close of the reporting period, many analysts characterized the economy as slipping into a recession, which is commonly described as two consecutive quarters of negative GDP. While the length and severity of any recession is difficult to predict, the response by the government and the Fed has been encouraging. President George W. Bush is working with Congress to put together a stimulus package, with an estimated total of $100 billion. The housing sector continued to be an unswerving force as housing starts remained stable despite an expected drop. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets and rejuvenate consumer spending. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. We believe the economic and fiscal stimulus efforts, in combination with lower energy prices and mortgage rates, point to a recovery sometime in 2002.

The six months under review were challenging for the U.S. securities markets. Investors' propensity for risk aversion increased, and by the end of 2001's third quarter, this sentiment seemed to cause domestic equity markets to plunge to their heaviest quarterly losses on a percentage basis since the crash of 1987. Already losing ground throughout the six-month period under review, the markets took a jolt in September. U.S. stock markets were closed for four trading days, only to reopen and undergo one of their worst weeks in history. The third quarter of 2001 was the second worst ever for the Nasdaq Composite Index,

INDUSTRY BREAKDOWN
Based on Total Net Assets
10/31/01

                                  % LONG           % SHORT          NET %
--------------------------------------------------------------------------------
Energy Minerals                    6.5%            -1.1%            5.4%

Health Technology                  7.5%            -2.2%            5.3%

Industrial Services                5.3%            -0.9%            4.4%

Communications                     4.3%             0.0%            4.3%

Technology Services                4.0%             0.0%            4.0%

Utilities                          3.7%             0.0%            3.7%

Process Industries                 2.8%            -1.2%            1.6%

Electronic Technology              6.4%            -5.6%            0.8%

Non-Energy Minerals                0.5%             0.0%            0.5%

Consumer Non-Durables              1.5%            -2.0%           -0.5%

Consumer Services                  3.0%            -4.0%           -1.0%

Health Services                    0.0%            -1.8%           -1.8%

Retail Trade                       2.1%            -5.2%           -3.1%

Producer Manufacturing             0.0%            -3.2%           -3.2%

Finance                            4.6%            -9.3%           -4.7%

Consumer Durables                  0.0%            -8.9%           -8.9%


which posted a -19.43% return for the six months ended October 31, 2001. The Standard & Poor's 500 Composite Index (S&P 500(R)) similarly posted a negative return of -14.60% for the same time. Within this environment, Franklin U.S. Long-Short Fund - Class A produced a -2.42% six-month cumulative total return, as shown in the Performance Summary on page 6. Although the Fund's return was negative, it outperformed its benchmark, the S&P 500.(1)



1. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
10/31/01
Based on Total Net Assets

                                % OF TNA            # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities Net      51.0%               54
Long Debt Securities Net        1.2%                1
Short Equity Securities Net     45.4%               44
--------------------------------------------------------------------------------
        TOTAL NET                6.8%(LONG)

During the period under review, we attempted to invest in stocks poised for outperformance on the long side, and underperformance on the short side. On the long side, we favored stocks with strong franchises, strong growth prospects and favorable industry dynamics. We maintained on the long side, broad industry exposure to electronic technology, wireless communications and energy-related companies, and initiated several new positions in health care technology. On the short side, we remained focused on companies with negative business fundamentals and weak industry dynamics. Over the six-month period, this included a number of finance, retail trade and consumer durables companies due to slowing consumer activity characterizing much of the period, even prior to the September attacks.

As of October 31, 2001, the Fund's exposure was 52.2% long and 45.4% short, which translates into 6.8% net long exposure. Throughout the six-month period, the Fund was approximately 52.7% long and 45.4% short. The Fund was marginally net short for a portion of the reporting period. The Fund's short positions contributed to the performance stabilization needed to protect principal during the period under review.

We also pursue the additional goals of reduced volatility and reduced correlation relative to the overall market. The Fund's volatility, as measured by standard deviation of daily returns against the S&P 500, was 37.7%, and its correlation to the S&P 500 was -3.1% during the period.

Looking forward, reports that the U.S. index of leading economic indicators fell 0.5% in September, the largest decline since 1996, seem to dampen expectations of a rapid recovery. However, we are optimistic about the economy for the long term. We believe conditions could improve sometime in 2002 with the Fed and government injecting billions of dollars into our economy.

Sincerely,


/s/ Michael R. Ward
-----------------------------
Michael R. Ward


/s/ Charles E. Johnson
-----------------------------
Charles E. Johnson

Portfolio Management Team
Franklin U.S. Long-Short Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action,the Fund's total returns would have been lower. The fee waiver was discontinued as of 9/1/01.
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

    CLASS A                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
    Net Asset Value (NAV)        -$0.51         $20.58          $21.09


PERFORMANCE

                                                                     INCEPTION
CLASS A                              6-MONTH       1-YEAR           (5/28/99)(1)
--------------------------------------------------------------------------------
Cumulative Total Return(2)             -2.42%        +6.01%           +114.81%
Average Annual Total Return(3)         -8.04%        -0.06%            +33.71%
Value of $10,000 Investment(4)         $9,196        $9,994            $20,243
Avg. Ann. Total Return (9/30/01)(5)                  +0.72%            +33.49%



1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Highlights


                                                                                               YEAR ENDED APRIL 30,
                                                           SIX MONTHS ENDED     ----------------------------------------------------
                                                           OCTOBER 31, 2001
                                                              (UNAUDITED)             2001              2000            1999(e)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . . .  $     21.09         $     17.12       $     10.28      $     10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) . . . . . . . . . . . . . . . .           22                 .63               .42              .05
  Net realized and unrealized gains (losses) . . . . . . .         (.72)               4.52              6.80              .23
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . . . .         (.50)               5.15              7.22              .28
                                                           -------------------------------------------------------------------------
Less distributions from:
  Net investment income . . . . . . . . . . . . . . . . .            --                (.25)             (.25)              --
  Net realized gains . . . . . . . . . . . . . . . . . . .           --                (.93)             (.13)              --
                                                           -------------------------------------------------------------------------
Total distributions . . . . . . . . . . . . . . . . . . .            --               (1.18)             (.38)              --
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . . . .  $     20.59         $     21.09       $     17.12      $     10.28
                                                           -------------------------------------------------------------------------
Total return(b) . . . . . . . . . . . . . . . . . . . . .         (2.42)%             30.61%            71.60%            2.80%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) . . . . . . . . . . . .   $   279,145         $   384,144       $     1,712      $     1,028
Ratios to average net assets:
  Expenses* . . . . . . . . . . . . . . . . . . . . . . .          1.92%               1.73%               --               --
  Expenses excluding waiver and payments by affiliate* . .         1.92%               1.73%             4.63%(c),(d)       --
  Net investment income . . . . . . . . . . . . . . . . .          2.18%               3.06%             3.33%            4.22%(d)
Portfolio turnover rate . . . . . . . . . . . . . . . . .         70.95%             125.12%           234.43%           13.47%

*Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets would have been:

Expenses . . . . . . . . . . . . . . . . . . . . . . . .          1.56%                1.56%               --               --
Expenses, excluding waiver and payments by affiliates . .         1.56%                1.56%             4.50%(c),(d)       --



(a) Based on average shares outstanding effective April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period May 28, 1999 (effective date) to April 30, 2000.
(d) Annualized
(e) For the period March 15, 1999 (inception date) to April 30, 1999.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                               COUNTRY            SHARES          VALUE
       COMMON STOCKS 50.9%
       COMMUNICATIONS 4.2%
(a),(b)AT&T Wireless Services Inc. . . . . . . . . . . . . . United States        129,297     $ 1,867,049
(a)    British Telecommunications PLC, ADR  . . . . . . . . .United Kingdom        45,000       2,254,050
(b)    Leap Wireless International Inc. . . . . . . . . . . .United States        200,000       2,974,000
(b)    Nextel Communications Inc., A . . . . . . . . . . . . United States         61,200         486,540
(a)    SBC Communications Inc. . . . . . . . . . . . . . . . United States        110,300       4,203,533
                                                                                               ----------
                                                                                               11,785,172
                                                                                               ----------
       CONSUMER NON-DURABLES 1.5%
(a)    Anheuser-Busch Cos. Inc. . . . . . . . . . . . . . . .United States        100,000       4,166,000
                                                                                               ----------
       CONSUMER SERVICES 3.0%
(a),(b)General Motors Corp., H  . . . . . . . . . . . . . . .United States        183,800       2,527,250
(b)    Harrah's Entertainment Inc. . . . . . . . . . . . . . United States         95,000       2,767,350
(a),(b)Liberty Media Corp., A  . . . . . . . . . . . . . . . United States        165,000       1,928,850
       Royal Caribbean Cruises Ltd. . . . . . . . . . . . . .United States        100,000       1,100,000
                                                                                               ----------
                                                                                                8,323,450
                                                                                               ----------
       ELECTRONIC TECHNOLOGY 6.4%
(a)    International Business Machines Corp. . . . . . . . . United States         55,000       5,943,850
(b)    Proxim Inc. . . . . . . . . . . . . . . . . . . . . . United States        295,000       1,997,150
(b)    QUALCOMM Inc. . . . . . . . . . . . . . . . . . . . . United States         40,000       1,964,800
(b)    Sun Microsystems Inc. . . . . . . . . . . . . . . . . United States        220,000       2,233,000
(a)    Taiwan Semiconductor Manufacturing Co. Ltd., ADR  . .     Taiwan           206,600       2,667,206
(a)    Telefonaktiebolaget LM Ericsson AB, B, ADR  . . . . .     Sweden           700,000       2,989,000
                                                                                               ----------
                                                                                               17,795,006
                                                                                               ----------
       ENERGY MINERALS 6.5%
(a),(b)Chesapeake Energy Corp. . . . . . . . . . . . . . . . United States        341,000       2,472,250
(a)    Devon Energy Corp. . . . . . . . . . . . . . . . . . .United States         85,500       3,274,650
       Petroleo Brasileiro SA, ADR  . . . . . . . . . . . . .    Brazil           125,000       2,400,000
(a)    Phillips Petroleum Co. . . . . . . . . . . . . . . . .United States         90,000       4,896,900
(a),(b)Swift Energy Co. . . . . . . . . . . . . . . . . . . .United States        220,000       5,203,000
                                                                                               ----------
                                                                                               18,246,800
                                                                                               ----------
       FINANCE 4.6%
       Bank of New York Co. Inc. . . . . . . . . . . . . . . United States        120,000       4,081,200
(a)    Charles Schwab Corp. . . . . . . . . . . . . . . . .  United States        250,000       3,220,000
(b)    Instinet Group Inc. . . . . . . . . . . . . . . . . . United States        150,000       1,440,000
(b)    Labranche & Co. Inc. . . . . . . . . . . . . . . . .  United States        140,000       4,044,600
                                                                                               ----------
                                                                                               12,785,800
                                                                                               ----------
       HEALTH TECHNOLOGY 6.3%
(b)    Aviron  . . . . . . . . . . . . . . . . . . . . . . . United States         48,800       1,625,040
(b)    COR Therapeutics Inc. . . . . . . . . . . . . . . . . United States        135,000       3,041,550
(b)    Inhale Therapeutic Systems Inc. . . . . . . . . . . . United States        150,000       2,625,000
(b)    OSI Pharmaceuticals Inc. . . . . . . . . . . . . . . .United States         80,000       3,654,400
(a)    Pharmacia Corp. . . . . . . . . . . . . . . . . . . . United States        165,000       6,685,800
                                                                                               ----------
                                                                                               17,631,790
                                                                                               ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                            COUNTRY            SHARES        VALUE
------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       INDUSTRIAL SERVICES 5.3%
(a),(b)Atwood Oceanics Inc. . . . . . . . . . . . . . . . .   United States      90,100    $ 2,748,951
(b)    Foster Wheeler Ltd. . . . . . . . . . . . . . . . . .  United States     300,000      1,515,000
(b)    Grant Prideco Inc. . . . . . . . . . . . . . . . . .   United States     213,600      1,941,624
(a),(b)Grey Wolf Inc. . . . . . . . . . . . . . . . . . . .   United States     499,000      1,442,110
(a),(b)Rowan Cos. Inc. . . . . . . . . . . . . . . . . . .    United States     114,000      1,925,460
(a)    Santa Fe International Corp. . . . . . . . . . . . .   United States     115,000      2,799,100
(a),(b)Superior Energy Services Inc. . . . . . . . . . . .    United States     295,000      2,330,500
                                                                                           -----------
                                                                                            14,702,745
                                                                                           -----------
       NON-ENERGY MINERALS .5%
       AngloGold Ltd., ADR  . . . . . . . . . . . . . . . . . South Africa       90,000      1,493,100
                                                                                           -----------
       PROCESS INDUSTRIES 2.8%
       Celanese AG  . . . . . . . . . . . . . . . . . . . . .   Germany         145,000      2,135,850
(a)    Dow Chemical Co. . . . . . . . . . . . . . . . . . .   United States     170,000      5,652,500
                                                                                           -----------
                                                                                             7,788,350
                                                                                           -----------
(a),(b)PRODUCER MANUFACTURING
       Beacon Power Corp. . . . . . . . . . . . . . . . . . . United States      60,000         60,000
                                                                                           -----------
       RETAIL TRADE 2.1%
(b)    Cost Plus Inc. . . . . . . . . . . . . . . . . . . .   United States     100,000      1,945,000
       CVS Corp. . . . . . . . . . . . . . . . . . . . . . . .United States     165,000      3,943,500
                                                                                           -----------
                                                                                             5,888,500
                                                                                           -----------
(b)    TECHNOLOGY SERVICES 4.0%
(a)    Citrix Systems Inc. . . . . . . . . . . . . . . . . .  United States     150,000      3,510,000
(a)    CNET Networks Inc. . . . . . . . . . . . . . . . . .   United States     120,000        592,800
(a)    Level 8 Systems Inc. . . . . . . . . . . . . . . . .   United States     252,100        438,654
(a)    Microsoft Corp. . . . . . . . . . . . . . . . . . . .  United States     108,000      6,280,200
       Vitria Technology Inc. . . . . . . . . . . . . . . . . United States     145,000        440,800
                                                                                           -----------
                                                                                            11,262,454
                                                                                           -----------
       UTILITIES 3.7%
       American Electric Power Co. Inc. . . . . . . . . . . . United States      40,000      1,676,000
(a),(b)Calpine Corp. . . . . . . . . . . . . . . . . . . .    United States     105,000      2,598,750
(a)    Dynegy Inc. . . . . . . . . . . . . . . . . . . . . .  United States      75,000      2,692,500
(a),(b)Mirant Corp. . . . . . . . . . . . . . . . . . . . .   United States     115,000      2,990,000
(a),(b)NewPower Holdings Inc. . . . . . . . . . . . . . . .   United States     301,400        277,288
                                                                                           -----------
                                                                                            10,234,538
                                                                                           -----------
       TOTAL COMMON STOCKS (COST $176,812,360) . . . . . . . .                             142,163,705
                                                                                           -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                          COUNTRY           SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS .1%
    COMMUNICATIONS
    McLeodUSA Inc.,6.75%,cvt.pfd.,A (COST $852,800) ............................         United States         16,400    $ 373,100
                                                                                                                       -----------

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
    CONVERTIBLE BONDS 1.2%
    HEALTH TECHNOLOGY
    Intermune Inc., cvt., 5.75%, 7/15/06 (COST $2,500,000) .....................         United States     $2,500,000    3,368,750
                                                                                                                       -----------
    TOTAL LONG TERM SECURITIES (COST $180,165,160) .............................                                       145,905,555
                                                                                                                       -----------

                                                                                                           SHARES
(c) SHORT TERM INVESTMENTS 25.3%
    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $70,516,988)     United States     70,516,988   70,516,988
                                                                                                                       -----------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $250,682,148) ..........                                       216,422,543
                                                                                                                       -----------


                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
(d) REPURCHASE AGREEMENT 2.4%
    Joint Repurchase Agreement 2.567%, 11/01/01, (Maturity Value $6,753,879)
      (COST $6,753,397) ........................................................                           $6,753,397    6,753,397
       ABN AMRO Inc.
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       BMO Nesbitt Burns Inc.
       BNP Paribas Securities Corp.
       Credit Suisse First Boston Corp.
       Deutsche Banc Alex Brown Inc.
       Dresdner Kleinwort Wasserstein Securities LLC
       Morgan Stanley & Co. Inc.
       SG Cowen Securities Corp.
       UBS Warburg LLC
         Collateralized by U.S. Treasury Bills, and U.S.
         Notes, and Bonds, Government Agency Securities
                                                                                                                    --------------
TOTAL INVESTMENTS (COST $257,435,545) 79.9% ..................................                                         223,175,940
SECURITIES SOLD SHORT (45.4%) ................................................                                        (126,766,190)
OTHER ASSETS, LESS LIABILITIES 65.5%..........................................                                         182,735,709
                                                                                                                    --------------
NET ASSETS 100.0% . . . . . . . . . . . . . . . . .                                                                  $ 279,145,459
                                                                                                                    ==============

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

(e) SECURITIES SOLD SHORT
    ISSUER                                                                   COUNTRY            SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES 8.9%
    The Black & Decker Corp. . . . . . . . . . . . . . . . . . . . . . . .  United States      120,000     $ 3,970,800
    Harley-Davidson Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  United States      155,000       7,015,300
    Lennar Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       49,800       1,805,748
    NVR Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       20,400       3,229,320
    Pulte Homes Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       86,000       2,795,000
    Stanley Works . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United States       70,000       2,682,400
    Toll Brothers Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  United States      107,300       3,343,468
                                                                                                            ----------
                                                                                                            24,842,036
                                                                                                            ----------
    CONSUMER NON-DURABLES 2.0%
    Gucci Group NV, N.Y. shs. . . . . . . . . . . . . . . . . . . . . . . .  Netherlands        42,900       3,668,808
    Reebok International Ltd. . . . . . . . . . . . . . . . . . . . . . . . United States       96,000       1,992,960
                                                                                                            ----------
                                                                                                             5,661,768
                                                                                                            ----------
    CONSUMER SERVICES 4.0%
    Carnival Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       75,000       1,633,500
    Four Seasons Hotels Inc. . . . . . . . . . . . . . . . . . . . . . . .     Canada           24,500         936,880
    Mandalay Resort Group . . . . . . . . . . . . . . . . . . . . . . . . . United States      200,000       3,300,000
    Marriott International Inc., A . . . . . . . . . . . . . . . . . . . .  United States      115,000       3,602,950
    P.F. Chang's China Bistro Inc. . . . . . . . . . . . . . . . . . . . .  United States       43,500       1,723,905
                                                                                                            ----------
                                                                                                            11,197,235
                                                                                                            ----------
    ELECTRONIC TECHNOLOGY 5.6%
    Applied Materials Inc. . . . . . . . . . . . . . . . . . . . . . . . .  United States       80,000       2,728,800
    Brooks Automation Inc. . . . . . . . . . . . . . . . . . . . . . . . .  United States       30,000         968,400
    Genesis Microchip Inc. . . . . . . . . . . . . . . . . . . . . . . . .      Canada          41,100       1,899,231
    Novellus Systems Inc. . . . . . . . . . . . . . . . . . . . . . . . . . United States       70,000       2,312,100
    Pixelworks Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . United States       55,000         555,500
    Polycom Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       95,000       2,848,100
    STMicroelectronics NV, N.Y. shs. . . . . . . . . . . . . . . . . . . .      France          90,000       2,517,300
    Synopsys Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United States       40,000       1,880,000
                                                                                                            ----------
                                                                                                            15,709,431
                                                                                                            ----------
    ENERGY MINERALS 1.1%
    Valero Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . United States       80,000       3,008,000
                                                                                                            ----------
    FINANCE 9.3%
    AmeriCredit Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . United States       90,100       1,396,550
    Bank One Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States      125,000       4,148,750
    Flagstar Bancorp Inc. . . . . . . . . . . . . . . . . . . . . . . . . . United States       65,000       1,628,250
    MBNA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       90,000       2,484,900
    The Progressive Corp. . . . . . . . . . . . . . . . . . . . . . . . . . United States       33,000       4,577,430
    St. Paul Cos. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  United States      115,000       5,278,500
    State Street Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .  United States      125,000       5,692,500
    Wachovia Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  United States       30,000         858,000
                                                                                                            ----------
                                                                                                            26,064,880
                                                                                                            ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

(e)  SECURITIES SOLD SHORT
     ISSUER                                                   COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------
     HEALTH SERVICES 1.8%
     Oxford Health Plans Inc. . . . . . . . . . . . . . . . . United States      150,000    $ 3,534,000
     Stericycle Inc. . . . . . . . . . . . . . . . . . . . . .United States       30,000      1,440,000
                                                                                          -------------
                                                                                              4,974,000
                                                                                          -------------
     HEALTH TECHNOLOGY 2.2%
     ICOS Corp. . . . . . . . . . . . . . . . . . . . . . . . United States       65,000      3,753,750
     ImmunoGen Inc. . . . . . . . . . . . . . . . . . . . . . United States       50,000        724,500
     Intermune Inc. . . . . . . . . . . . . . . . . . . . . . United States       35,000      1,528,450
                                                                                          -------------
                                                                                              6,006,700
                                                                                          -------------
     INDUSTRIAL SERVICES .9%
     Halliburton Co. . . . . . . . . . . . . . . . . . . . . .United States      100,000      2,469,000
                                                                                          -------------
     PROCESS INDUSTRIES 1.2%
     PPG Industries Inc. . . . . . . . . . . . . . . . . . . .United States       70,000      3,418,100
                                                                                          -------------
     PRODUCER MANUFACTURING 3.2%
     Caterpillar Inc. . . . . . . . . . . . . . . . . . . . . United States      120,000      5,366,400
     Parker Hannifin Corp. . . . . . . . . . . . . . . . . . .United States      101,000      3,625,900
                                                                                          -------------
                                                                                              8,992,300
                                                                                          -------------
     RETAIL TRADE 5.2%
     Best Buy Co. Inc. . . . . . . . . . . . . . . . . . . . .United States      100,000      5,490,000
     Kohl's Corp. . . . . . . . . . . . . . . . . . . . . . . United States       34,000      1,890,740
     99 Cents Only Stores . . . . . . . . . . . . . . . . . . United States      115,000      4,088,250
     Whole Foods Market Inc. . . . . . . . . . . . . . . . . .United States       85,000      2,953,750
                                                                                          -------------
                                                                                             14,422,740
                                                                                          -------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $132,257,927)                                  $ 126,766,190
                                                                                          =============





(a) See Note 1(d) regarding securities segregated with broker for securities sold short.
(b)  Non-income producing
(c) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(d) Investment is through participation in a joint account with other funds managed by the investment advisor. At October, 31, 2001, all repurchase agreements had been entered into on that date.
(e)  See Note 1(d) regarding securities sold short.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

Assets:

 Investments in securities:
  Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $257,435,545
                                                                                                               ============
  Value (includes securities segregated with broker for securities sold short in the amount of
    $75,852,405)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               223,175,940
Receivables:
  Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9,675,027
  Dividends and interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   137,218
Deposits with brokers for securities sold short  . . . . . . . . . . . . . . . . . . . . . . .                  178,051,853
                                                                                                               ------------
  Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               411,040,038
                                                                                                               ------------
Liabilities:
 Payables:
  Investment securities purchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3,923,970
  Capital shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    814,977
  Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   355,244
  Variation margin (Note 1(c))  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,750
 Securities sold short, at value (proceeds $132,257,927)  . . . . . . . . . . . . . . . . . . .                 126,766,190
 Other liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      30,448
                                                                                                               ------------
   Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               131,894,579
                                                                                                               ------------
    Net assets, at value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $279,145,459
                                                                                                               ============
Net assets consist of:
 Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $6,896,241
 Net unrealized depreciation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (28,692,668)
 Accumulated net realized gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 20,842,107
 Capital shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               280,099,779
                                                                                                               ------------
    Net assets, at value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $279,145,459
                                                                                                               ============
CLASS A:
 Net asset value per share(a) ($279,145,459 / 13,558,884 shares outstanding)  . . . . . . . . . .                   $20.59
                                                                                                               ============
 Maximum offering price per share ($20.59 / 94.25%)  . . . . . . . . . . . . . . . . . . . . . .                    $21.85
                                                                                                               ============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND

Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

Investment income:
 Dividends(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$   2,989,864
 Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,721,213
                                                                                 ------------
      Total investment income . . . . . . . . . . . . . . . . . . . . . . . . .     6,711,077
                                                                                 ------------
Expenses:
 Management fees (Note 3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,510,876
 Administrative fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . .       330,577
 Distribution fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . .       337,619
 Transfer agent fees (Note 3)  . . . . . . . . . . . . . . . . . . . . . . . . .      197,998
 Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,406
 Reports to shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,094
 Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . .       131,266
 Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20,185
 Trustees' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . .         2,225
 Dividends on securities sold short  . . . . . . . . . . . . . . . . . . . . . .      606,851
 Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           299
                                                                                 ------------
      Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,152,396
                                                                                 ------------
       Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . .    3,558,681
                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (18,787,437)
  Financial futures contracts  . . . . . . . . . . . . . . . . . . . . . . . . .        3,450
  Foreign currency transactions  . . . . . . . . . . . . . . . . . . . . . . . .          (74)
  Securities sold short . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,655,872
                                                                                 ------------
       Net realized loss  . . . . . . . . . . . . . . . . . . . . . . . . . . .    (7,128,189)
       Net unrealized depreciation on investments  . . . . . . . . . . . . . . .   (6,378,447)
                                                                                 ------------
Net realized and unrealized loss  . . . . . . . . . . . . . . . . . . . . . . .   (13,506,636)
                                                                                 ------------
Net decrease in net assets resulting from operations  . . . . . . . . . . . . . $  (9,947,955)
                                                                                 ============



(a)  Net of foreign taxes of $26,945


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                                      SIX MONTHS            YEAR
                                                                                         ENDED              ENDED
                                                                                   OCTOBER 31, 2001     APRIL 30, 2001
                                                                                -----------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .  $      3,558,681      $    5,424,586
    Net realized gain (loss) from investments and foreign currency transactions        (7,128,189)         35,406,985
    Net unrealized depreciation on investments  . . . . . . . . . . . . . . . .        (6,378,447)       (22,666,039)
                                                                                -----------------------------------------
      Net increase (decrease) in net assets resulting from operations  . . . . .       (9,947,955)         18,165,532
  Distributions to shareholders from:
    Net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .               --           (2,112,501)
    Net realized gains  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --           (7,771,018)
                                                                                -----------------------------------------
  Total distributions to shareholders   . . . . . . . . . . . . . . . . . . . .               --           (9,883,519)
  Capital share transactions: (Note 2)   . . . . . . . . . . . . . . . . . . . .      (95,050,488)        374,150,267
                                                                                -----------------------------------------
      Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . .      (104,998,443)        382,432,280
Net assets:
  Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       384,143,902           1,711,622
                                                                                -----------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    279,145,459        $384,143,902
                                                                                =========================================
Undistributed net investment income included in net assets:
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $      6,896,241       $  3,337,560
                                                                                =========================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (The Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin U.S. Long Short Fund (the Fund) included in this report is diversified. The Fund's investment objective is long-term capital appreciation.

Effective February 20, 2001, the Fund was closed to all new investment including shareholders adding to existing accounts. Existing shareholders are only allowed to reinvest dividends and capital gains distributions.

The following summarizes the Fund's significant accounting policies.

a.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  FUTURES CONTRACTS:

The Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited) (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c.  FUTURES CONTRACTS: (CONT.)

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

d. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss, which could exceed the proceeds received, if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

e. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited) (continued)

2.  SHARES OF BENEFICIAL INTEREST

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      PERIOD ENDED                  YEAR ENDED
                                                                    OCTOBER 31, 2001             APRIL 30, 2001
                                                             -----------------------------------------------------------
                                                               SHARES         AMOUNT          SHARES         AMOUNT
                                                             -----------------------------------------------------------
Shares sold  .........................................              --     $         --      25,690,657    $ 528,207,363
Shares issued in reinvestment of.distributions........              --               --         440,919        8,712,562
Shares redeemed.......................................      (4,656,919)     (95,050,488)     (8,015,773)    (162,769,658)
                                                             -----------------------------------------------------------
Net increase (decrease)...............................      (4,656,919)    $(95,050,488)     18,115,803    $ 374,150,267
                                                             ===========================================================



3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

The Fund received contingent deferred sales charges for the period of $33,650.

The Fund paid transfer agent fees of $197,998, of which $166,655 was paid to Investor Services.

4.  INCOME TAXES

At April 30, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2000, of $989. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND

Notes to Financial Statements (unaudited) (continued)

4.  INCOME TAXES (CONT.)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 2001, the net unrealized depreciation based on the cost of investments and short sales for income tax purposes of $127,200,234 was as follows:

Unrealized appreciation .............   $ 19,926,690
Unrealized depreciation .............    (50,717,174)
                                        -------------
Net unrealized depreciation .........   $(30,790,484)
                                        =============


5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended October 31, 2001, aggregated $125,201,059 and $169,279,549, respectively.

6.  FINANCIAL FUTURES CONTRACTS

As of October 31, 2001, the Fund had the following financial futures contracts outstanding:

                                 NUMBER OF  DELIVERY     CONTRACT   UNREALIZED
CONTRACTS TO SELL                CONTRACTS  DATES       FACE VALUE     GAIN
--------------------------------------------------------------------------------
S&P 500 Index, Dec. 01 . . . . .    10      12/21/01    $2,726,950   $75,200

                      This page intentionally left blank.

SHAREHOLDER  LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2001. During the six months under review, the fixed income market felt the impact of the significant decline in global economic growth, which was exacerbated by September 11's tragic events. Following two quarters of anemic domestic economic growth, the third quarter real gross domestic product
(GDP) annualized rate was -1.1%, the weakest since the 1990-91 recession ended. Although fourth quarter 2001's outlook remains similarly poor, economists generally expect a recovery by the second half of 2002. This slowdown in economic growth combined with a sharp decline in energy prices kept inflationary pressures under control. Responding to these factors, the Federal Reserve Board (the Fed) sought to stimulate the economy by continuing its aggressive interest-rate easing. During the six months under review, the Fed lowered the

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


CONTENTS

Shareholder Letter .............................................               1

Performance Summary ............................................              10

Financial Highlights &
Statement of Investments .......................................              12

Financial Statements ...........................................              25

Notes to
Financial Statements ...........................................              28


FUND CATEGORY
[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                              10/31/01   4/30/01
--------------------------------------------------------------------------------
High Yield Corporate Bonds                                      39.5%     39.8%
Emerging Market Bonds                                           15.4%     18.9%
Mortgages & Other Asset-Backed Bonds                            11.5%     13.2%
Convertible Securities                                           8.1%      9.5%
International Developed Country Bonds                            8.1%      8.4%
U.S. Government Bonds                                            5.1%      5.0%
Investment Grade Corporate Bonds                                 4.0%      0.0%
Preferred Stock (Non-Convertible) & Common Warrants              1.1%      0.0%
Short-Term Investments & Other Net Assets                        7.2%      5.2%

federal funds target rate 200 basis points, from 4.5% to 2.5%, with further reductions expected before year-end. Largely as a result of these moves and the moderate inflation level, overall interest rates moved lower during the six-month period, with the 10-year Treasury note's yield ending the period at 4.2%, compared with 5.3% at the beginning. A slowing economy and the resulting corporate earnings disappointments sent the equity markets significantly lower during the period under review, with the Standard & Poor's 500 Composite Index (S&P 500(R)) returning -14.60% and the technology-heavy Nasdaq Composite Index posting -19.43% return, putting some pressure on certain of the more growth-oriented fixed income sectors.(1)

Within this overall environment, Franklin Strategic Income Fund continued to execute its strategy, seeking to take advantage of relative value opportunities within the fixed income universe,

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

given the Fund's flexibility to invest across six primary asset classes -- high yield and investment grade corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage and asset-backed securities, and convertible securities. During the six months under review, we increased the Fund's exposure to corporate bonds, as prices at recent valuation levels in the high yield and investment-grade corporate markets appeared to account for the negative corporate earnings outlook. We reduced our exposure to emerging market bonds, due to our concerns about the impact that Argentina's potential debt restructuring would have on the country and its neighbor, Brazil. We also moderately reduced our exposure to convertibles securities, seeking to take advantage of that sector's strong performance earlier in the period and considering the negative impact that a significant drop in forward earnings may have on equity market valuation levels. Given the low nominal rates and relative total return potential in the more interest rate-sensitive sectors, the Fund was underweighted in those sectors at period-end. Although weakness in the more growth-oriented fixed income sectors limited performance during the period, the Fund's Class A shares generated a +1.14% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 10.

Looking forward, at recent relative valuation levels and considering the global economic environment, we continue to believe our portfolio positioning, which favors more growth-oriented over interest rate-sensitive fixed income sectors, should lead to superior returns for our shareholders over the longer term. Please read further for more detailed discussions, including our portfolio management strategies during the period under review.

SECTOR DISCUSSIONS
CORPORATE BONDS

Prior to the September terrorist attacks, the high yield bond market experienced a period of stabilization. Overall market valuation levels for high yield corporate bonds hovered in a relatively narrow range, supported by a healthy trading environment. However after September 11, pricing levels fell precipitously given concerns over additional economic weakness, falling corporate earnings and lower equity valuations. By early October, the high yield market's yield spread over Treasuries, a common valuation metric, surpassed levels reached in December 2000 and approached levels from the 1990-91 recession. Although the economic weakness is likely to contribute to a continued rise in default rates through early 2002, much of this soft, near-term fundamental outlook appears to be priced into the high yield market, with average yields over Treasuries at nearly 10 percentage points at period-end. Furthermore given the capital markets' more selective nature over the past 18 months, the credit quality of new high-yield issues has improved, which should lead to lower default rates in the intermediate term. Although investment grade-rated corporate bonds experienced less pricing pressure relative to the high yield market in September, investment-grade corporate bond yield spreads were also inexpensive versus historical averages. Consequently, we increased the Fund's overall exposure to corporate bonds during the period, and high yield corporate bonds remained our largest sector weighting at period-end.

Within the corporate bond sector, the weaker outlook for economic growth, as well as energy price declines, provided the Fund with the opportunity to initiate positions in certain chemical and energy companies at attractive valuations. Purchases in the chemicals sector included commodity manufacturer Equistar Chemical and specialty chemical producers MacDermid and

Millennium America. We also reinitiated a position in Chesapeake Energy, which focuses on the exploration and production (E&P) of natural gas in the U.S. Early in the period, we initiated a position in Alliant Techsystems, a supplier of equipment and ammunitions to the aerospace and defense industries. The expected buildup in defense spending following the September attacks further bolstered the company's strong fundamental outlook. We also added to the Fund's exposure to health care, given its solid growth prospects despite the recessionary economic conditions. During the period, we initiated a position in Iasis Healthcare, an operator of hospitals in mid-sized markets, and increased our holdings in Magellen Healthcare, one of the country's largest providers of behavioral care facilities. We also continued to proactively manage our existing high yield portfolio holdings, selling those positions whose outlooks fundamentally deteriorated or appeared overvalued at current valuations. For example, we sold our position in Dura Operating, an automobile equipment supplier, over concerns that the slowing global economy may materially impact intermediate-term demand for automobiles. We sold our holdings in HCA, one of the country's largest hospital operators, after the company's bonds significantly appreciated, which provided a much more limited total return potential.

EMERGING MARKET DEBT SECURITIES

Concerns surrounding Argentina's deteriorating fiscal situation, combined with the negative impact of a slowing global economy and lower energy prices, pressured pricing levels in the emerging debt markets. During the period, we eliminated the Fund's already underweighted exposure in Argentina, as we perceived additional risk to the country's sovereign bonds given the rising likelihood of default. We also reduced our exposure to Brazil and Mexico, due to our increasing concerns over the potential contagion impact of an Argentinean default as well as overall global economic weakness. We increased our exposure to Russia as the country's fiscal accounts and political stability continued to improve materially; in fact, Russian sovereign bonds were one of the best-performing securities in the emerging debt markets over the past six months. Overall, we reduced the Fund's exposure to the emerging debt markets during the period. However, with the relatively attractive yield levels and still favorable long-term outlook for many developing nations, we continued to allocate a meaningful weighting to emerging market debt securities. If valuations become further depressed or if the sector's fundamental outlook becomes more favorable, we will consider increasing our exposure to emerging market debt securities.

INTERNATIONAL DEVELOPED COUNTRY BONDS

The combination of declining global interest rates and some modest strength in the euro drove the international developed country bond sector to generate healthy performance. During the period, we modestly increased our exposure to this sector as sovereign bond yields approached and, in some cases, exceeded comparable U.S. Treasury rates. Our currency positions in this sector remained unhedged at period-end, given the potential for the U.S. dollar to experience some weakness over the intermediate-term considering its recessionary outlook and a possible fall-off in the pace of capital inflows into the U.S. In terms of individual country weightings within the international developed country bond sector, we reduced our exposure to Germany while increasing our weighting in France, based on relative-value considerations.

CONVERTIBLE SECURITIES

The prospect of the first recession in more than a decade, combined with continued corporate earnings disappointments, sent the equity markets down to three-year lows during the period under review. As a result, the convertible securities sector posted

DIVIDEND DISTRIBUTIONS
5/1/01-10/31/01

                                        DIVIDEND PER SHARE
                      ----------------------------------------------------------
MONTH                 CLASS A         CLASS B         CLASS C          ADVISOR
--------------------------------------------------------------------------------
May                   6.6 cents      6.26 cents      6.28 cents       6.80 cents
June                  6.6 cents      6.30 cents      6.31 cents       6.78 cents
July                  6.6 cents      6.30 cents      6.31 cents       6.80 cents
August                6.6 cents      6.30 cents      6.31 cents       6.80 cents
September             6.6 cents      6.29 cents      6.28 cents       6.80 cents
October               6.6 cents      6.29 cents      6.28 cents       6.79 cents
--------------------------------------------------------------------------------
TOTAL                39.6 CENTS     37.74 CENTS     37.77 CENTS      40.77 CENTS

the weakest return across the fixed income markets during the six-month period. Still, the yield support and seniority of convertible issues relative to their underlying common shares once again allowed this sector to significantly outperform the equity indexes. The Fund remained underweighted in convertible securities during the period. However, we will seek to take advantage of additional equity market weakness as well as use the increasing indications of an economic rebound to add exposure to this more growth-oriented sector as we find opportunities.

Within the convertible securities sector, we continued to proactively manage the Fund's holdings. Based on valuation, we sold several positions at a profit including cable company Cox Communications, E&P operator Kerr-McGee and real estate investment trust Equity Office Properties. We continued to add positions in companies that had what we considered healthy fundamental outlooks, reasonable equity valuations and attractive convertible structures. Purchases made during the period included Electronic Data Systems, a provider of corporate technology management services; Newfield Financial Trust, an oil and gas E&P company; and International Rectifier, a designer and manufacturer of power semiconductors.

U.S. GOVERNMENT SECURITIES

The fairly significant drop in domestic interest rates, along with many investors' "flight to quality," drove the U.S. government bond market to the strongest return across the fixed income markets during the period. Moreover, the Treasury's announcement that the U.S. government will no longer issue 30-year Treasury bonds pushed long-maturity Treasury bonds' prices significantly higher. Although the subdued near-term prospects for domestic inflation bode well for maintaining an overall low interest rate level, the sector's total return potential is rather constrained, given the modest nominal yields offered in the U.S. government bond market, particularly relative to other fixed income sectors. Consequently, the Fund was underweighted in this sector at period-end. Within U.S. government securities, we continued to favor agency issues, given that subsector's recent yield spread advantage.

U.S. MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Considering the yield spread advantage versus Treasuries, we maintained a heavier exposure to the mortgage and other asset-backed sectors. Within the government agency mortgage-backed market, we favored lower-coupon mortgage pools, given the lower prepayment risk for these securities during periods of rising consumer home refinancings. During the period we also reduced our exposure to lower-quality asset-backed loans, due to our concerns that the slowing economy could increase that market segment's delinquency rates.

LOOKING FORWARD

Following the tragic events on September 11, the U.S. economy appeared to be operating within recessionary conditions. However, we believe the continued stimulus from the Fed and the federal government, as well as the U.S. consumers' still healthy spending patterns, should contribute to domestic economic recovery by mid-2002. Internationally, although the U.S. downturn and Japan's continued malaise will further dampen economic growth, our intermediate-term outlook for the global economy remains sanguine. As always, we will continue to look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing the Fund's sector and security allocations.

Sincerely,




/s/ Christopher J. Molumphy
    Christopher J. Molumphy



/s/ Eric Takaha
    Eric Takaha

Portfolio Management Team
Franklin Strategic Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 7.74%, 7.69%, 7.61% and 8.35% for Classes A, B, C and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                      CHANGE        10/31/01      4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$0.29         $  9.30       $  9.59
DISTRIBUTIONS (5/1/01-10/31/01)
Dividend Income                            $0.3960

CLASS B                                     CHANGE         10/31/01      4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$0.29         $  9.32       $  9.61
DISTRIBUTIONS (5/1/01-10/31/01)
Dividend Income                            $0.3774

CLASS C                                     CHANGE         10/31/01      4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$0.29         $  9.30       $  9.59
DISTRIBUTIONS (5/1/01-10/31/01)
Dividend Income                            $0.3777

ADVISOR CLASS                               CHANGE         10/31/01      4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$0.29         $  9.30       $  9.59
DISTRIBUTIONS (5/1/01-10/31/01)
Dividend Income                            $0.4077

PERFORMANCE

                                                                       INCEPTION
CLASS A                                     6-MONTH         1-YEAR   5-YEAR  (5/24/94)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +1.14%          +5.60%   +28.63%   +75.42%
Average Annual Total Return(2)               -3.20%          +1.16%    +4.25%    +7.23%
Avg. Ann. Total Return (9/30/01)(3)                          -3.88%    +3.82%    +6.87%
Distribution Rate(4)                                 8.16%
30-Day Standardized Yield(5)                         7.83%

                                                                        INCEPTION
CLASS B                                      6-MONTH         1-YEAR      (1/1/99)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)                   +0.93%          +5.05%         +7.38%
Average Annual Total Return(2)               -2.95%          +1.17%         +1.66%
Avg. Ann. Total Return (9/30/01)(3)                          -3.77%         +0.61%
Distribution Rate(4)                                 8.10%
30-Day Standardized Yield(5)                         7.78%

                                                                             INCEPTION
CLASS C                                     6-MONTH         1-YEAR   3-YEAR   (5/1/98)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +0.94%         +5.18%   +11.49%    +7.59%
Average Annual Total Return(2)               -1.06%         +3.13%    +3.33%    +1.82%
Avg. Ann. Total Return (9/30/01)(3)                         -1.89%    +3.01%    +0.99%
Distribution Rate(4)                                 8.03%
30-Day Standardized Yield(5)                         7.69%


                                                                             INCEPTION
ADVISOR CLASS(6)                            6-MONTH         1-YEAR   5-YEAR  (5/24/94)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +1.26%         +5.75%   +29.33%   +76.37%
Average Annual Total Return(2)               +1.26%         +5.75%    +5.28%    +7.93%
Avg. Ann. Total Return (9/30/01)(3)                         +0.57%    +4.84%    +7.58%
Distribution Rate(4)                                 8.76%
30-Day Standardized Yield(5)                         8.44%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

6. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.19% and +4.47%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights

                                                                                              CLASS A
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001    -----------------------------------------------------
                                                             (UNAUDITED)         2001       2000        1999       1998       1997
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $   9.58        $   9.84   $  10.84    $  11.24   $  10.86   $ 10.77
                                                           -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          .39             .80        .82         .86        .87       .93
  Net realized and unrealized gains (losses)                       (.27)           (.28)     (1.02)       (.43)       .50       .39
                                                           -------------------------------------------------------------------------
Total from investment operations                                    .12             .52       (.20)        .43       1.37      1.32
                                                           -------------------------------------------------------------------------
Less distributions from:
  Net investment income                                            (.40)           (.78)      (.80)       (.83)      (.90)     (.96)
  Net realized gains                                                 --              --         --          --       (.09)     (.27)
                                                           -------------------------------------------------------------------------
Total distributions                                                (.40)           (.78)      (.80)       (.83)      (.99)    (1.23)
Net asset value, end of period                                 $   9.30        $   9.58   $   9.84    $  10.84   $  11.24   $ 10.86
                                                           =========================================================================

Total return(b)                                                    1.14%           5.63%     (1.81)%      4.23%     13.10%    12.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $247,128        $245,974   $254,419    $247,574   $166,633   $34,864
Ratios to average net assets:
  Expenses                                                          .80%(d)         .75%       .75%        .58%       .25%      .23%
  Expenses excluding waiver and payments by affiliate               .97%(d)         .99%       .99%        .99%      1.05%     1.05%
  Net investment income                                            8.27%(d)        8.18%      8.10%       7.99%      7.65%     8.60%
Portfolio turnover rate(c)                                        30.83%          36.37%     43.71%      48.68%     47.47%   114.26%


a    Based on average shares outstanding effective year ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Excludes mortgage dollar roll transactions.

d    Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)

                                                                                            CLASS B
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                          OCTOBER 31, 2001        --------------------------------------------------
                                                           (UNAUDITED)               2001             2000             1999(d)
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $     9.61             $     9.86       $    10.86        $    10.76
                                                          --------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        .37                    .76              .79               .29
  Net realized and unrealized gains (losses)                     (.28)                  (.27)           (1.03)              .07
                                                          --------------------------------------------------------------------------
Total from investment operations                                  .09                    .49             (.24)              .36
                                                          --------------------------------------------------------------------------
Less distributions from net investment income                    (.38)                  (.74)            (.76)             (.26)
                                                          --------------------------------------------------------------------------
Net asset value, end of period                             $     9.32             $     9.61       $     9.86        $    10.86
                                                          ==========================================================================

Total return(b)                                                   .93%                  5.18%           (2.18)%            3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   32,112             $   24,631       $   13,641        $    4,281
Ratios to average net assets:
  Expenses                                                       1.20%(e)               1.15%            1.15%              .98%(e)
  Expenses excluding waiver and payments by affiliate            1.37%(e)               1.39%            1.39%             1.39%(e)
  Net investment income                                          7.89%(e)               7.80%            7.78%             7.59%(e)
Portfolio turnover rate(c)                                      30.83%                 36.37%           43.71%            48.68%


a    Based on average shares outstanding effective year ended April 30, 2000.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Excludes mortgage dollar roll transactions.

d    For the period January 1, 1999 (effective date) to April 30, 1999.

e    Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)

                                                                                          CLASS C
                                                         ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001         --------------------------------------------------
                                                           (UNAUDITED)               2001                2000               1999
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $     9.58             $     9.84          $    10.84         $    11.19
                                                         ---------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        .37                    .76                 .78                .76
  Net realized and unrealized losses                             (.27)                  (.28)              (1.02)              (.40)
                                                         ---------------------------------------------------------------------------
Total from investment operations                                  .10                    .48                (.24)               .36
                                                         ---------------------------------------------------------------------------
Less distributions from net investment income                    (.38)                  (.74)               (.76)              (.71)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period                             $     9.30             $     9.58          $     9.84         $    10.84
                                                         ===========================================================================

Total return(b)                                                   .94%                  5.21%              (2.20)%             3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   50,740             $   46,732          $   39,713         $   36,245
Ratios to average net assets:
  Expenses                                                       1.20%(d)               1.15%               1.15%               .98%
  Expenses excluding waiver and payments by affiliate            1.37%(d)               1.39%               1.39%              1.39%
  Net investment income                                          7.88%(d)               7.79%               7.72%              7.59%
Portfolio turnover rate(c)                                      30.83%                 36.37%              43.71%             48.68%


a    Based on average shares outstanding effective year ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Excludes mortgage dollar roll transactions.

d    Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)

                                                                             ADVISOR CLASS
                                                         -------------------------------------------------------
                                                         SIX MONTHS ENDED              YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001         ------------------------------
                                                           (UNAUDITED)               2001                2000(d)
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $     9.59             $     9.84          $    10.11
                                                         -------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         40                    .82                 .61
  Net realized and unrealized losses                             (.28)                  (.26)               (.33)
                                                         -------------------------------------------------------
Total from investment operations                                  .12                    .56                 .28
                                                         -------------------------------------------------------
Less distributions from net investment income                    (.41)                  (.81)               (.55)
                                                         -------------------------------------------------------
Net asset value, end of period                             $     9.30             $     9.59          $     9.84
                                                         =======================================================

Total return(b)                                                  1.26%                  5.89%              (1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   29,098             $   25,390          $   21,809
Ratios to average net assets:
  Expenses                                                        .55%(e)                .50%                .50%(e)
  Expenses excluding waiver and payments by affiliate             .72%(e)                .74%                .74%(e)
  Net investment income                                          8.53%(e)               8.45%               8.53%(e)
Portfolio turnover rate(c)                                      30.83%                 36.37%              43.71%

(a)   Based on average shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Excludes mortgage dollar roll transactions.

(d)   For the period August 12, 1999 (effective date) to April 30, 2000.

(e)   Annualized


                       See notes to financial statements.                     15

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                        SHARES/
                                                                                       COUNTRY          WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS AND WARRANTS .1%
    Abraxas Petroleum Corp. .....................................................    United States          19,801     $     33,464
    Harvard Industries Inc. .....................................................    United States           8,240            4,532
    Loral Space & Communications Ltd., wts., 1/15/07 ............................    United States             300              600
    Republic of Venezuela, Oil Value Recovery, wts., 4/15/20 ....................      Venezuela             3,035               --
    Transocean Sedco Forex Inc., 144A, wts., 5/01/09 ............................    United States             750          147,488
                                                                                                                       ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $217,976) ............................                                           186,084
                                                                                                                       ------------

    PREFERRED STOCKS 1.0%
    Fresenius Medical Care Capital Trust I, 9.00%, pfd. .........................      Germany                 100          103,500
    Fresenius Medical Care Capital Trust II, 7.875%, pfd. .......................      Germany               2,750        2,763,750
    Sinclair Capital, 11.625%, pfd. .............................................    United States           8,000          758,000
                                                                                                                       ------------
    TOTAL PREFERRED STOCKS (COST $3,456,910) ....................................                                         3,625,250
                                                                                                                       ------------

    CONVERTIBLE PREFERRED STOCKS 3.9%

    CONSUMER SERVICES .6%
    MediaOne Group Inc., 7.00%, cvt. pfd. .......................................    United States          84,000        2,139,480
                                                                                                                       ------------

    ENERGY MINERALS .3%
    Newfield Financial Trust I, 6.50%, cvt. pfd. ................................    United States          20,000        1,088,800
                                                                                                                       ------------

    FINANCE .6%
    Apartment Investment & Management Co., 8.00%, K, cvt. pfd. ..................    United States          80,000        2,040,000
                                                                                                                       ------------

    INDUSTRIAL SERVICES .5%
    Weatherford International Inc., 5.00%, cvt. pfd. ............................    United States          40,000        1,776,000
                                                                                                                       ------------

    TECHNOLOGY SERVICES .7%
    Electronic Data Systems Corp., 7.625%, cvt. pfd. ............................    United States          46,500        2,548,200
                                                                                                                       ------------

    TRANSPORTATION .6%
    Union Pacific Capital Trust, 6.25%, cvt. pfd. ...............................    United States          47,500        2,202,599
                                                                                                                       ------------

    UTILITIES .6%
    Duke Energy Corp., 8.25%, cvt. pfd., ........................................    United States          80,000        2,200,000
                                                                                                                       ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $14,201,680) .......................                                        13,995,079
                                                                                                                       ------------

                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(d)
                                                                                                       ---------
    BONDS 43.5%

    COMMERCIAL SERVICES .9%

(c) AmeriServe Food Distribution Inc., senior note, B, 8.875%, 10/15/06 .........    United States    $    700,000           10,500
(c) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .......    United States         700,000           10,500
    Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13 .......................    United States       3,000,000        3,150,000
                                                                                                                       ------------
                                                                                                                          3,171,000
                                                                                                                       ------------

    COMMUNICATIONS 8.3%

    Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03,
     11.75% thereafter, 2/15/08 .................................................    United States       3,000,000        1,230,000
    American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ..................    United States       2,200,000        2,222,000

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    COMMUNICATIONS (CONT.)
    Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 .....................       Canada        $  2,750,000     $    838,750
    Crown Castle International Corp., senior note, 9.375%, 8/01/11 ..............    United States       3,000,000        2,625,000
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .............    United States       2,000,000        2,190,000
    Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .................       Bermuda          3,000,000          510,000
(c) IntelCom Group Inc., senior secured disc. note, 12.50%, 5/01/06 .............    United States       2,250,000          191,250
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
     11.25% thereafter, 7/15/07 .................................................    United States       2,000,000        1,990,000
    Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
     10.50% thereafter, 12/01/08 ................................................    United States       4,500,000        1,046,250
    McLeodUSA Inc., senior note, 8.125%, 2/15/09 ................................    United States       3,000,000          697,500
(c) Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ...........................    United States       1,000,000           15,000
(c) Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........................    United States       1,000,000           15,000
    Microcell Telecommunications Inc., senior disc. note, B, zero cpn. to
     12/01/01, 14.00% thereafter, 6/01/06 .......................................       Canada             450,000          209,250
    Millicom International Cellular SA, senior disc. note, 13.50%, 6/01/06 ......     Luxembourg           300,000          184,500
    Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75%
     thereafter, 10/31/07 .......................................................    United States         500,000          311,250
    Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
     thereafter, 2/15/08 ........................................................    United States       4,000,000        2,390,000
    Nextel Partners Inc., senior note, 11.00%, 3/15/10 ..........................    United States       2,500,000        1,868,750
    Orion Network Systems Inc., senior disc. note, zero cpn to 1/15/02, 12.50%
     thereafter, 1/15/07 ........................................................    United States         200,000           95,000
(c) RSL Communications PLC, senior disc.note, zero cpn. to 3/01/03, 10.125%
     thereafter, 3/01/08 ........................................................    United Kingdom      1,000,000           35,000
(c) RSL Communications PLC, senior note, 12.00%, 11/01/08 .......................    United Kingdom        750,000           30,000
(c) RSL Communications PLC, senior note, 12.875%, 3/01/10 .......................    United Kingdom      1,250,000           50,000
    Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
     thereafter, 4/15/09 ........................................................    United States       4,650,000        1,371,750
    Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 .....................    United States       2,800,000        2,142,000
    Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ..........................    United States       1,400,000        1,477,000
    Triton PCS Inc., senior sub. disc. note, zero cpn. to 5/01/03, 11.00%
     thereafter, 5/01/08 ........................................................    United States       1,750,000        1,601,250
    VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
     11.875% thereafter, 11/15/09 ...............................................    United States       1,500,000        1,301,250
    Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 ....................    United States       2,000,000        2,302,500
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ..........    United States         900,000          382,500
    XO Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45%
     thereafter, 4/15/08 ........................................................    United States         650,000           68,250
    XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25%
     thereafter, 6/01/09 ........................................................    United States       2,000,000          170,000
    XO Communications Inc., senior note, 9.625%, 10/01/07 .......................    United States         250,000           43,750
    XO Communications Inc., senior note, 9.00%, 3/15/08 .........................    United States         750,000          131,250
                                                                                                                       ------------
                                                                                                                         29,736,000
                                                                                                                       ------------
(c) CONSUMER DURABLES
    Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 .......................    United States       2,000,000           30,000
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER NON-DURABLES 2.4%
    Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09 .................    United States    $  1,100,000     $  1,155,000
    Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 .....................    United States         500,000          522,500
    Dimon Incorporated, senior note, 9.625%, 10/15/11 ...........................    United States       1,500,000        1,545,000
    Kellogg Co., note, 6.60%, 4/01/11 ...........................................    United States       3,000,000        3,186,147
    Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 ....................    United States         400,000          420,000
    Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ................    United States       1,550,000        1,123,750
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...........    United States       1,500,000          757,500
                                                                                                                       ------------
                                                                                                                          8,709,897
                                                                                                                       ------------
    CONSUMER SERVICES 12.9%
(c) AMF Bowling Worldwide Inc., senior disc. note, B, 12.25%, 3/15/06 ...........    United States       1,118,000            8,385
    AOL Time Warner Inc., note, 6.75%, 4/15/11 ..................................    United States       3,000,000        3,149,466
    Canwest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 ................       Canada           2,600,000        2,743,000
    Century Communications Corp., zero cpn., senior disc. note, B, 1/15/08 ......    United States       5,500,000        2,612,500
    Chancellor Media Corp., senior note, 8.00%, 11/01/08 ........................    United States       1,000,000        1,058,750
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to
     4/01/04, 9.92% thereafter, 4/01/11 .........................................    United States       4,500,000        3,183,750
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ........................    United States       1,750,000        1,885,625
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ..........................    United Kingdom      3,000,000        2,175,000
    EchoStar Broadband Corp., senior disc. note, 10.375%, 10/01/07 ..............    United States       3,000,000        3,150,000
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
     thereafter, 8/15/07 ........................................................    United States       2,000,000        1,902,500
    Host Marriott LP, senior note, 9.25%, 10/01/07 ..............................    United States       3,000,000        2,745,000
    MGM Mirage Inc., senior note, 8.50%, 9/15/10 ................................    United States       2,300,000        2,319,959
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...........    United States       3,000,000        3,060,000
    Penton Media Inc., senior sub. note, 144A, 10.375%, 6/15/11 .................    United States       3,000,000        1,830,000
    Quebecor Media Inc. senior disc. note, 144A, zero cpn. to 7/15/06, 13.75%
     thereafter, 7/15/11 ........................................................       Canada           3,900,000        2,242,500
    Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ............    United States       2,200,000        2,123,000
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .................    United States       3,000,000        3,022,500
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .....................    United States       2,700,000        2,592,000
    Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
     9.25% thereafter, 4/15/09 ..................................................    United Kingdom        500,000          216,250
    Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05,
     11.375% thereafter, 2/01/10 ................................................    United Kingdom      3,500,000        1,487,500
    United Pan-Europe Communications NV, senior disc.note, zero cpn. to
     8/01/04, 12.50% thereafter, 8/01/09 ........................................     Netherlands        3,050,000          274,500
    Yell Finance BV, senior disc. note, 144A, zero cpn. to 8/01/06, 13.50%
     thereafter, 8/01/11 ........................................................    United Kingdom      2,300,000        1,276,500
    Yell Finance BV, senior note, 144A, 10.75%, 8/01/11 .........................    United Kingdom      1,200,000        1,278,000
                                                                                                                       ------------
                                                                                                                         46,336,685
                                                                                                                       ------------
    ELECTRONIC TECHNOLOGY .2%
    Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11 ...................    United States         800,000          844,000
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ENERGY MINERALS 2.8%
    Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ........................   United States    $  2,100,000     $  2,058,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ................      Mexico           1,800,000        2,038,500
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ................   United States       2,500,000        2,675,000
    Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 ..................   United States       3,000,000        3,315,000
                                                                                                                       ------------
                                                                                                                         10,086,500
                                                                                                                       ------------

    FINANCE 1.4%
    General Motors Acceptance Corp., note, 6.875%, 9/15/11 .......................   United States       2,000,000        1,971,010
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ........................   United States       2,800,000        3,080,780
                                                                                                                       ------------
                                                                                                                          5,051,790
                                                                                                                       ------------

    HEALTH SERVICES 2.5%
    Express Scripts Inc., senior note, 9.625%, 6/15/09 ...........................   United States       2,000,000        2,205,000
    Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 ...................   United States       2,000,000        2,150,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..............   United States       3,000,000        2,925,000
    Triad Hospitals Inc., senior note, 8.75%, 5/01/09 ............................   United States       1,400,000        1,512,000
                                                                                                                       ------------
                                                                                                                          8,792,000
                                                                                                                       ------------

    INDUSTRIAL SERVICES 2.0%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .............   United States       3,000,000        2,985,000
    Calpine Corp., senior note, 8.625%, 8/15/10 ..................................   United States       3,000,000        3,024,885
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
     thereafter, 2/15/08 .........................................................   United States       1,250,000        1,168,750
                                                                                                                       ------------
                                                                                                                          7,178,635
                                                                                                                       ------------

    NON-ENERGY MINERALS .4%
    Century Aluminum Co., senior secured note, 11.75%, 4/15/08 ...................   United States         800,000          789,000
    Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 .................   United States         800,000          728,000
                                                                                                                       ------------
                                                                                                                          1,517,000
                                                                                                                       ------------

    PROCESS INDUSTRIES 5.6%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ................................   United States       2,300,000        1,805,500
    Anchor Glass Container, senior note, 9.875%, 3/15/08 .........................   United States         700,000          388,500
    Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ..........   United States       2,000,000        1,870,000
    Equistar Chemical, senior note, 144A, 10.125%, 9/01/08 .......................   United States       3,000,000        2,790,000
    Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
     thereafter, 1/15/09 .........................................................   United States       1,700,000          892,500
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ....................   United States       1,200,000          912,000
    Hercules Inc., senior note, 144A, 11.125%, 11/15/07 ..........................   United States       1,700,000        1,589,500
    MacDermid Inc., senior sub. note, 9.125%, 7/15/11 ............................   United States       2,000,000        1,980,000
    Millennium America Inc., senior note, 144A, 9.25%, 6/15/08 ...................   United States       2,000,000        1,880,000
    Noveon Inc., senior sub. note, B, 11.00%, 2/28/11 ............................   United States         500,000          501,250
    Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ................   United States       2,250,000        2,446,875
(c) Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 .............     Indonesia         2,500,000          321,875

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PROCESS INDUSTRIES (CONT.)
    Repap New Brunswick, senior note, 9.00%, 6/01/04 .............................    Canada          $    700,000     $    742,875
    Riverwood International, senior sub. note, 10.875%, 4/01/08 ..................   United States       2,000,000        1,940,000
                                                                                                                       ------------
                                                                                                                         20,060,875
                                                                                                                       ------------
    PRODUCER MANUFACTURING 2.1%
    American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 .........   United States       3,000,000        3,097,500
(c) Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ..............   United States         500,000           62,500
    Nortek Inc., senior note, 8.875%, 8/01/08 ....................................   United States       2,700,000        2,605,500
    Nortek Inc., senior note, B, 9.125%, 9/01/07 .................................   United States         300,000          293,145
(c) Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ............   United States         800,000           11,000
    Terex Corp., senior sub. note, 8.875%, 4/01/08 ...............................   United States       1,500,000        1,432,500
                                                                                                                       ------------
                                                                                                                          7,502,145
                                                                                                                       ------------
    RETAIL TRADE .9%
    Kroger Co., senior note, 6.80%, 4/01/11 ......................................   United States       3,000,000        3,205,092
                                                                                                                       ------------
(c) TECHNOLOGY SERVICES .1%
    Psinet Inc., senior note, 10.50%, 12/01/06 ...................................   United States         700,000           52,500
    Psinet Inc., senior note, 11.00%, 8/01/09 ....................................   United States       2,250,000          168,750
                                                                                                                       ------------
                                                                                                                            221,250
                                                                                                                       ------------
    TRANSPORTATION .2%
    Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ............................   United States       1,000,000          851,250
                                                                                                                       ------------
    UTILITIES .8%
    CMS Energy Corp., senior note, 7.50%, 1/15/09 ................................   United States       3,000,000        2,932,743
                                                                                                                       ------------
    TOTAL BONDS (COST $193,882,685)...............................................                                      156,226,862
                                                                                                                       ------------
    CONVERTIBLE BONDS 4.2%
    COMMUNICATIONS .5%
    Liberty Media Corp. Into Motorola, cvt., 3.50%, 1/15/31 ......................   United States       2,500,000        1,962,500
                                                                                                                       ------------
    CONSUMER SERVICES 1.2%
    Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ..........................   United States       3,000,000        2,133,750
    Charter Communications Inc., cvt., 4.75%, 6/01/06 ............................   United States       2,750,000        2,316,875
                                                                                                                       ------------
                                                                                                                          4,450,625
                                                                                                                       ------------
    ELECTRONIC TECHNOLOGY 1.1%
    International Rectifier Corp., cvt., 4.25%, 7/15/07 ..........................   United States       1,850,000        1,554,000
    SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ............................   United States       3,000,000        2,302,500
                                                                                                                       ------------
                                                                                                                          3,856,500
                                                                                                                       ------------
    HEALTH TECHNOLOGY .7%
    Alpharma Inc., cvt., 3.00%, 6/01/06 ..........................................   United States       2,250,000        2,418,750
                                                                                                                       ------------
    TECHNOLOGY SERVICES .7%
    BEA Systems Inc., cvt., 4.00%, 12/15/06 ......................................   United States       3,000,000        2,359,170
                                                                                                                       ------------
    TOTAL CONVERTIBLE BONDS (COST $17,624,676) ...................................                                       15,047,545
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
OTHER MORTGAGES/ASSET BACKED SECURITIES 1.8%
Champion Home Equity Loan Trust, Series 1996-2, Class A4, 8.00%, 9/25/28 .........   United States    $  1,000,000     $  1,066,956
Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28 ......................   United States       1,897,815        1,996,991
Green Tree Financial Corp., Series 1992-2, Class A6, 6.92%, 12/01/30 .............   United States       1,000,000        1,007,222
Green Tree Financial Corp., Series 1996-2, Class A4, 7.20%, 4/15/27 ..............   United States       1,200,000        1,287,980
Merrill Lynch Mortgage Investors Inc., Series 1995-C3, Class A3, 7.068%, 12/26/25    United States         483,531          510,427
Residential Asset Securities Corp., Series 1999-KS1, Class A18, 6.32%, 4/25/30 ...   United States         750,000          788,744
                                                                                                                       ------------
TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $6,223,987) ..................                                        6,658,319
                                                                                                                       ------------
U.S. GOVERNMENT AGENCIES/MORTGAGES 9.6%
FHLMC, 7.00%, 1/01/09 ............................................................   United States           7,755            8,210
FHLMC, 6.50%, 4/01/11 ............................................................   United States          14,769           15,448
FHLMC, 7.00%, 9/01/11 ............................................................   United States          16,397           17,347
FHLMC, 7.00%, 4/01/24 ............................................................   United States          22,730           23,884
FHLMC, 7.50%, 4/01/24 ............................................................   United States          18,644           19,750
FHLMC, 8.50%, 12/01/24 ...........................................................   United States           5,853            6,286
FHLMC, 9.00%, 12/01/24 ...........................................................   United States           3,861            4,229
FHLMC, 7.00%, 11/01/25 ...........................................................   United States          11,292           11,855
FHLMC, 8.00%, 11/01/25 ...........................................................   United States           8,355            8,992
FHLMC, 6.50%, 12/01/25 ...........................................................   United States          21,474           22,321
FHLMC, 7.50%, 1/01/26 ............................................................   United States          11,153           11,787
FHLMC, 8.00%, 1/01/26 ............................................................   United States           5,185            5,581
FHLMC, 6.50%, 3/01/26 ............................................................   United States          32,520           33,773
FHLMC, 7.00%, 9/01/26 ............................................................   United States          21,264           22,289
FHLMC, 7.50%, 1/01/27 ............................................................   United States          17,680           18,670
FHLMC, 7.00%, 4/01/28 ............................................................   United States         238,914          250,022
FHLMC, 7.00%, 5/01/28 ............................................................   United States         349,986          365,989
FHLMC, 6.50%, 6/01/29 ............................................................   United States         413,946          428,464
FHLMC, 7.50%, 1/01/31 ............................................................   United States       1,735,973        1,818,446
FNMA, 7.50%, 10/01/07 ............................................................   United States          11,446           12,117
FNMA, 6.50%, 2/01/09 .............................................................   United States          12,597           13,206
FNMA, 6.50%, 4/01/11 .............................................................   United States          10,298           10,784
FNMA, 6.00%, 4/01/13 .............................................................   United States         687,402          710,954
FNMA, 6.50%, 6/01/13 .............................................................   United States         552,634          576,674
FNMA, 5.50%, 3/01/14 .............................................................   United States         800,232          812,567
FNMA, 5.50%, 6/01/14 .............................................................   United States         863,641          876,953
FNMA, 7.50%, 10/01/14 ............................................................   United States         330,513          349,972
FNMA, 6.50%, 1/01/24 .............................................................   United States          18,779           19,482
FNMA, 7.00%, 5/01/24 .............................................................   United States           8,071            8,490
FNMA, 8.00%, 1/01/25 .............................................................   United States           6,893            7,406
FNMA, 9.00%, 3/01/25 .............................................................   United States           1,222            1,336
FNMA, 9.00%, 5/01/25 .............................................................   United States           2,416            2,640
FNMA, 8.50%, 7/01/25 .............................................................   United States           4,085            4,390
FNMA, 8.00%, 12/01/25 ............................................................   United States         245,733          263,440
FNMA, 7.00%, 1/01/26 .............................................................   United States          22,345           23,465
FNMA, 7.00%, 3/01/26 .............................................................   United States          25,983           27,266
FNMA, 8.00%, 5/01/26 .............................................................   United States           6,789            7,265

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
    FNMA, 8.00%, 6/01/26 .........................................................   United States    $      3,545     $     3,793
    FNMA, 7.50%, 10/01/26 ........................................................   United States           3,141           3,320
    FNMA, 8.00%, 1/01/27 .........................................................   United States           9,988           10,666
    FNMA, 7.00%, 4/01/27 .........................................................   United States         407,806          427,218
    FNMA, 6.50%, 3/01/28 .........................................................   United States       1,855,073        1,915,885
    FNMA, 7.00%, 5/01/28 .........................................................   United States         851,227          891,162
    FNMA, 7.00%, 6/01/28 .........................................................   United States         946,696          988,232
    FNMA, 6.00%, 9/01/28 .........................................................   United States         781,462          793,712
    FNMA, 6.00%, 10/01/28 ........................................................   United States         741,586          753,211
(e) FNMA, 6.50%, 11/01/28 ........................................................   United States       4,000,000        4,113,750
    FNMA, 6.50%, 12/01/28 ........................................................   United States         735,790          759,911
    FNMA, 7.50%, 12/01/28 ........................................................   United States          30,661           32,359
    FNMA, 6.00%, 1/01/29 .........................................................   United States         802,211          814,787
    FNMA, 7.00%, 2/01/29 .........................................................   United States       2,706,217        2,835,037
    FNMA, 7.50%, 10/01/29 ........................................................   United States       1,828,191        1,925,270
    FNMA, 8.00%, 10/01/30 ........................................................   United States         539,391          570,616
    FNMA, 6.50%, 5/01/31 .........................................................   United States       1,878,117        1,934,695
    FNMA, 6.50%, 8/01/31 .........................................................   United States         949,066          977,657
    FNMA, 6.00%, 9/01/31 .........................................................   United States         799,279          809,770
    GNMA, 7.00%, 7/15/08 .........................................................   United States         470,127          499,196
    GNMA, 6.00%, 4/20/31 .........................................................   United States         978,757          990,710
    GNMA, 6.50%, 4/20/31 .........................................................   United States         844,769          870,017
    GNMA, SF, 7.50%, 9/15/23 .....................................................   United States           7,572            8,024
    GNMA, SF, 6.50%, 3/15/24 .....................................................   United States          32,453           33,719
    GNMA, SF, 8.00%, 6/15/24 .....................................................   United States          13,270           14,224
    GNMA, SF, 8.50%, 8/15/24 .....................................................   United States           3,103            3,338
    GNMA, SF, 9.00%, 1/15/25 .....................................................   United States           3,248            3,541
    GNMA, SF, 8.00%, 2/15/25 .....................................................   United States           6,413            6,876
    GNMA, SF, 9.50%, 6/15/25 .....................................................   United States           4,635            5,155
    GNMA, SF, 7.50%, 1/15/26 .....................................................   United States          17,856           18,835
    GNMA, SF, 7.50%, 2/15/26 .....................................................   United States          13,825           14,583
    GNMA, SF, 9.00%, 3/15/26 .....................................................   United States          23,352           25,358
    GNMA, SF, 8.00%, 6/15/26 .....................................................   United States          19,188           20,430
    GNMA, SF, 8.00%, 7/15/26 .....................................................   United States          25,566           27,221
    GNMA, SF, 8.50%, 7/15/26 .....................................................   United States           4,741            5,070
    GNMA, SF, 8.00%, 9/15/26 .....................................................   United States         428,550          456,286
    GNMA, SF, 8.00%, 12/15/26 ....................................................   United States         376,304          400,661
    GNMA, SF, 8.00%, 9/15/27 .....................................................   United States         229,156          243,112
    GNMA, SF, 7.00%, 5/15/28 .....................................................   United States          31,055           32,483
    GNMA, SF, 6.50%, 12/15/28 ....................................................   United States         374,910          387,744
    GNMA, SF, 6.50%, 2/15/29 .....................................................   United States         687,770          711,150
    GNMA I, 7.50%, 5/15/27 .......................................................   United States         511,317          538,940
    GNMA I, 7.00%, 11/15/27 ......................................................   United States         691,133          723,062

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
GNMA I, 8.00%, 4/15/28 ...........................................................   United States    $    458,828      $   486,614
GNMA II, 6.50%, 7/20/28 ..........................................................   United States         698,248          719,150
                                                                                                                        -----------
                                                                                                                         34,628,299
                                                                                                                        -----------
U.S. GOVERNMENT SECURITIES .3%
U.S. Treasury Bond, 6.125%, 11/15/27 .............................................   United States         850,000          980,422
                                                                                                                        -----------
OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 4.9%
FHLB, 5.477%, 1/28/09 ............................................................   United States       6,000,000        6,330,894
FHLMC, 6.00%, 6/15/11 ............................................................   United States       4,550,000        4,945,195
FNMA, 5.75%, 6/15/05 .............................................................   United States       2,000,000        2,145,982
FNMA, 6.00%, 5/15/08 .............................................................   United States       1,850,000        2,016,615
FNMA, 6.625%, 11/15/10 ...........................................................   United States       1,850,000        2,095,983
                                                                                                                        -----------
                                                                                                                         17,534,669
                                                                                                                        -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $50,247,090) .....................................................     53,143,390
                                                                                                                        -----------

FOREIGN GOVERNMENT AND AGENCY SECURITIES 23.5%

New South Wales Treasury Corp., 7.00%, 4/01/04 ...................................     Australia         3,000,000 AUD    1,605,534
Queensland Treasury Corp., 6.50%, 6/14/05 ........................................     Australia         1,180,000 AUD      633,877
Kingdom of Belgium, 7.75%, 10/15/04 ..............................................      Belgium          2,023,000 EUR    2,036,666
Republic of Brazil, 12.25%, 3/06/30 ..............................................      Brazil           4,635,000        3,429,900
Republic of Brazil, 11.00%, 8/17/40 ..............................................      Brazil           6,600,000        4,355,934
Republic of Bulgaria, FRN, 6.313%, 7/28/11 .......................................     Bulgaria            110,000           86,763
Republic of Bulgaria, A, FRN, 4.563%, 7/28/24 ....................................     Bulgaria          8,145,000        6,414,188
Government of Canada, 8.75%, 12/01/05 ............................................      Canada             303,000 CAD      225,754
Government of Canada, 7.00%, 12/01/06 ............................................      Canada             359,000 CAD      254,868
Republic of Colombia, 9.75%, 4/23/09 .............................................     Colombia            700,000          705,250
Kingdom of Denmark, 5.00%, 8/15/05 ...............................................      Denmark          4,070,000 DKK      508,661
Republic of Ecuador, 144A, 12.00%, 11/15/12 ......................................      Ecuador          1,166,000          763,730
Government of France, 5.50%, 10/25/07 ............................................      France             322,000 EUR      308,470
Government of France, 4.00%, 10/25/09 ............................................      France           5,839,000 EUR    5,142,685
Federal Republic of Germany, 4.50%, 7/04/09 ......................................      Germany          4,674,000 EUR    4,272,169
Buoni Poliennali Del Tes, 7.75%, 11/01/06 ........................................       Italy           1,319,000 EUR    1,385,589
Government of Italy, 6.75%, 2/01/07 ..............................................       Italy           1,513,216 EUR    1,533,320
Government of Italy, 5.00%, 5/01/08 ..............................................       Italy             337,000 EUR      316,618
Government of Jamaica, Reg S, 9.625%, 7/02/02 ....................................      Jamaica          1,750,000        1,766,307
United Mexican States, 10.375%, 2/17/09 ..........................................      Mexico           2,930,000        3,314,563
United Mexican States, 9.875%, 2/01/10 ...........................................      Mexico           1,000,000        1,107,500
United Mexican States, 11.375%, 9/15/16 ..........................................      Mexico           7,250,000        8,763,438
Government of Netherlands, 8.50%, 6/01/06 ........................................    Netherlands        1,619,707 EUR    1,738,240
Government of New Zealand, 7.00%, 7/15/09 ........................................    New Zealand        2,000,000 NZD      876,753
Republic of Panama, 8.875%, 9/30/27 ..............................................      Panama           1,500,000        1,341,750
Republic of Panama, 9.375%, 4/01/29 ..............................................      Panama           3,530,000        3,664,140
Republic of Peru, FRN, 4.50%, 3/07/17 ............................................      Peru             3,605,000        2,604,613
Republic of Philippines, 9.875%, 3/16/10 .........................................    Philippines        1,500,000        1,448,756
Federation of Russia, Reg S, 10.00%, 6/26/07 .....................................      Russia           4,000,000        3,677,500
Federation of Russia, 144A, 11.00%, 7/24/18 ......................................      Russia           4,000,000        3,562,584

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                        COUNTRY         AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
    Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ....................................        Spain         2,768,000 EUR   $  2,469,447
    Kingdom of Sweden, 10.25%, 5/05/03 ..........................................        Sweden        7,000,000 SEK        718,385
    Republic of Turkey, 12.375%, 6/15/09 ........................................        Turkey        2,017,000          1,898,501
    Republic of Turkey, 11.875%, 1/15/30 ........................................        Turkey        2,390,000          2,073,325
    United Kingdom, 6.50%, 12/07/03 .............................................    United Kingdom      995,000 GBP      1,514,741
    United Kingdom, 7.50%, 12/07/06 .............................................    United Kingdom    2,081,000 GBP      3,429,795
    Republic of Venezuela, 9.25%, 9/15/27 .......................................      Venezuela       4,758,000          3,172,397
    Republic of Venezuela, 144A, 9.125%, 6/18/07 ................................      Venezuela         100,000             86,811
    Republic of Venezuela, Reg S, 9.125%, 6/18/07 ...............................      Venezuela       1,200,000          1,041,732
                                                                                                                       ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $83,519,201) ...........                                        84,251,250
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $369,374,205) .............................                                       333,133,779
                                                                                                                       ------------

                                                                                                       SHARES
                                                                                                       ------
(b) SHORT TERM INVESTMENTS 5.9%
    Franklin Institutional Fiduciary Trust Money Market Portfolio
      (COST $21,161,901) .......................................................  United States      21,161,90(1)        21,161,901
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $390,536,106) 98.7% ................................                                        354,295,680
    OTHER ASSETS, LESS LIABILITIES 1.3% ........................................                                          4,783,071
                                                                                                                      -------------
    NET ASSETS 100.0% ..........................................................                                      $ 359,078,751
                                                                                                                      =============



CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona











(a)  Non-income producing
(b) The Franklin Institutional Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c)  See Note 6 regarding defaulted securities.
(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.
(e) Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.


24                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ..............................................................................................                  $390,536,106
                                                                                                                      =============
  Value .............................................................................................                   354,295,680
 Receivables:
  Investment securities sold ........................................................................                     6,986,345
  Capital shares sold ...............................................................................                       941,926
  Dividends and interest ............................................................................                     5,874,010
                                                                                                                      -------------
     Total assets ...................................................................................                   368,097,961
                                                                                                                      -------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................                     7,624,974
  Capital shares redeemed ...........................................................................                       965,688
  Affiliates ........................................................................................                       277,173
  Shareholders ......................................................................................                        57,950
Other liabilities ...................................................................................                        93,425
                                                                                                                      -------------
     Total liabilities ..............................................................................                     9,019,210
                                                                                                                      -------------
     Net assets, at value ...........................................................................                  $359,078,751
                                                                                                                      =============
Net assets consist of:
 Undistributed net investment income ................................................................                     $(748,359)
 Net unrealized depreciation ........................................................................                   (36,241,002)
 Accumulated net realized loss ......................................................................                   (15,650,904)
 Capital shares .....................................................................................                   411,719,016
                                                                                                                      -------------
     Net assets, at value ...........................................................................                  $359,078,751
                                                                                                                      -------------
CLASS A:
 Net asset value per share(a) ($247,127,813 / 26,578,822 shares outstanding) ..........................                       $9.30
                                                                                                                      =============
 Maximum offering price per share ($9.30 / 95.75%) ..................................................                         $9.71
                                                                                                                      =============
CLASS B:
 Net asset value and maximum offering price per share(a) ($32,112,498 / 3,444,455 shares
 outstanding) .......................................................................................                         $9.32
                                                                                                                      =============
CLASS C:
 Net asset value per share(a) ($50,740,252 / 5,457,240 shares outstanding) ............................                       $9.30
                                                                                                                      =============
 Maximum offering price per share ($9.30 / 99.00%) ..................................................                         $9.39
                                                                                                                      =============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($29,098,188 / 3,128,543 shares
 outstanding) .......................................................................................                         $9.30
                                                                                                                      =============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                         See notes to financial statements.                   25

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

Investment income:
 Dividends ........................................................................................                    $    808,537
 Interest .........................................................................................                      15,255,192
                                                                                                                       ------------
     Total investment income ......................................................................                      16,063,729
                                                                                                                       ------------
Expenses:
 Management fees (Note 3) .........................................................................                         915,473
 Distribution fees (Note 3)
  Class A .........................................................................................                         311,665
  Class B .........................................................................................                          92,441
  Class C .........................................................................................                         158,174
 Transfer agent fees (Note 3) .....................................................................                         268,073
 Custodian fees ...................................................................................                          16,813
 Reports to shareholders ..........................................................................                           9,549
 Registration and filing fees .....................................................................                          36,639
 Professional fees ................................................................................                          21,545
 Trustees' fees and expenses ......................................................................                             671
                                                                                                                       ------------
     Total expenses ...............................................................................                       1,831,043
     Expenses waived/paid by affiliate (Note 3) ...................................................                        (296,890)
                                                                                                                       ------------
      Net expenses ................................................................................                       1,534,153
                                                                                                                       ------------
       Net investment income ......................................................................                      14,529,576
                                                                                                                       ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments .....................................................................................                      (3,288,597)
  Foreign currency transactions ...................................................................                      (1,226,805)
                                                                                                                       ------------
      Net realized loss ...........................................................................                      (4,515,402)
Net unrealized appreciation (depreciation) on:
  Investments .....................................................................................                      (6,079,373)
  Translation of assets and liabilities denominated in foreign currencies .........................                          22,215
                                                                                                                       ------------
Net unrealized depreciation .......................................................................                      (6,057,158)
                                                                                                                       ------------
      Net realized and unrealized loss ............................................................                     (10,572,560)
                                                                                                                       ------------
Net increase in net assets resulting from operations ..............................................                    $  3,957,016
                                                                                                                       ============

26                       See notes to financial statements.

FRANKLIN  STRATEGIC  SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                                              SIX MONTHS            YEAR
                                                                                                ENDED               ENDED
                                                                                           OCTOBER 31, 2001     APRIL 30, 2001
                                                                                            ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................      $  14,529,576       $  27,003,235
  Net realized loss from investments and foreign currency transactions ...............         (4,515,402)         (5,733,575)
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies .................................................         (6,057,158)         (3,775,189)
                                                                                            ---------------------------------
     Net increase in net assets resulting from operations ............................          3,957,016          17,494,471
Distributions to shareholders from:
 Net investment income:
  Class A ............................................................................        (10,354,043)        (20,013,775)
  Class B ............................................................................         (1,102,131)         (1,332,874)
  Class C ............................................................................         (1,921,044)         (3,216,931)
  Advisor Class ......................................................................         (1,262,742)         (1,932,889)
                                                                                            ---------------------------------
Total distributions to shareholders ..................................................        (14,639,960)        (26,496,469)
Capital share transactions: (Note 2)
  Class A ............................................................................          8,615,412          (1,802,191)
  Class B ............................................................................          8,288,326          11,526,671
  Class C ............................................................................          5,460,658           8,192,689
  Advisor Class ......................................................................          4,669,233           4,230,934
                                                                                            ---------------------------------
Total capital share transactions .....................................................         27,033,629          22,148,103
     Net increase in net assets ......................................................         16,350,685          13,146,105
Net assets
  Beginning of period ................................................................        342,728,066         329,581,961
                                                                                            ---------------------------------
  End of period ......................................................................      $ 359,078,751       $ 342,728,066
                                                                                            =================================
Undistributed net investment income included in net assets:
  End of period ......................................................................      $    (748,359)      $     168,320
                                                                                            =================================

                         See notes to financial statements.                   27

FRANKLIN  STRATEGIC  SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

a.   SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over- the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.   FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN  STRATEGIC  SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e.   ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.  AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to May 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses.
Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $806,295 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended October 31, 2001 was to decrease net investment income by $146,527, increase unrealized gains by $249, and increase realized gains by $146,278. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2.  SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                            YEAR ENDED
                                                                OCTOBER 31, 2001                          APRIL 30, 2001
                                                        -------------------------------------------------------------------------
                                                           SHARES             AMOUNT                SHARES              AMOUNT
                                                        -------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................          3,981,179         $ 37,434,982            6,960,142         $ 67,662,798
 Shares issued in reinvestment of distributions            729,554            6,849,655            1,358,104           13,177,316
 Share redeemed ...............................         (3,799,089)         (35,669,225)          (8,505,934)         (82,642,305)
                                                        -------------------------------------------------------------------------
 Net increase (decrease) ......................            911,644         $  8,615,412             (187,688)        $ (1,802,191)
                                                        =========================================================================

FRANKLIN  STRATEGIC  SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                SIX MONTHS ENDED                         YEAR ENDED
                                                                OCTOBER 31, 2001                        APRIL 30, 2001
                                                          ---------------------------------------------------------------------
                                                            SHARES             AMOUNT              SHARES             AMOUNT
                                                          ---------------------------------------------------------------------
CLASS B SHARES:
  Shares sold ..................................          1,009,062        $  9,488,415           1,346,806        $ 13,144,232
  Shares issued in reinvestment of distributions             72,376             681,185              88,397             859,860
  Share redeemed ...............................           (200,497)         (1,881,274)           (254,783)         (2,477,421)
                                                          ---------------------------------------------------------------------
  Net increase .................................            880,941        $  8,288,326           1,180,420        $ 11,526,671
                                                          =====================================================================
CLASS C SHARES:
  Shares sold ..................................          1,304,149        $ 12,250,849           2,346,949        $ 22,796,870
  Shares issued in reinvestment of distributions            121,466           1,140,394             185,171           1,796,356
  Share redeemed ...............................           (844,496)         (7,930,585)         (1,691,770)        (16,400,537)
                                                          ---------------------------------------------------------------------
  Net increase .................................            581,119        $  5,460,658             840,350        $  8,192,689
                                                          =====================================================================
ADVISOR CLASS SHARES:
  Shares sold ..................................            687,932        $  6,568,872             343,283        $  3,367,126
  Shares issued in reinvestment of distributions            134,428           1,261,520             199,123           1,931,882
  Share redeemed ...............................           (342,180)         (3,161,159)           (109,432)         (1,068,074)
                                                          ---------------------------------------------------------------------
  Net increase .................................            480,180        $  4,669,233             432,974        $  4,230,934
                                                          =====================================================================

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                           AFFILIATION
---------------------------------------------------------------------------------------
Franklin Templeton Services, LLC. (FT Services)                  Administration manager
Franklin Advisers, Inc. (Advisers)                               Investment manager
Templeton Investment Counsel, LLC. (TIC)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)             Principal Underwriter
Franklin/Templeton Investor Services, LLC. (Investor Services)   Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                    DAILY NET ASSETS
--------------------------------------------------------------------------------
  .625%                      First $100 million
  .500%                      Over $100 million, up to and including $250 million
  .450%                      In excess of $250 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

FRANKLIN  STRATEGIC  SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)

3.  TRANSACTIONS WITH AFFILIATES

Under a subadvisory agreement, Templeton Investment Counsel, LLC. (TIC) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, and .65% per period of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $344,729 and $30,772, respectively.

The Fund paid transfer agent fees of $268,073, of which $136,255 was paid to Investors Services.

4.  INCOME TAXES

At April 30, 2001, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $1,738,246 and $343,607, respectively. For tax purposes, such losses will be reflected in the period ending April 30, 2002.

At April 30, 2001, the Fund had tax basis capital losses of $8,854,034 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2003 ....................................... $  254,062
         2004 .......................................    368,716
         2007 .......................................    780,115
         2008 .......................................  4,559,001
         2009 .......................................  2,892,140
                                                      ----------
                                                      $8,854,034
                                                      ==========

At October 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $391,577,176 was as follows:

         Unrealized appreciation .................... $ 15,962,655
         Unrealized depreciation ....................  (53,244,151)
                                                      ------------
         Net unrealized depreciation ................ $(37,281,496)
                                                      ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown gains, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar roll transactions, paydown gains, and bond discounts and premiums.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (continued)

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 aggregated $117,797,989 and $104,733,178 respectively.

6.  CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 58.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 2001, the Fund held defaulted securities with a value aggregating $1,012,260 representing
 .3% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.

7.  OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the bondholder committees of Metrocall Inc. and Talon Automotive. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

32